As filed with the Securities and Exchange Commission on April 16, 2008

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

1933 Act File No. 333-

FORM N-2

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

PRE-EFFECTIVE AMENDMENT NO.

POST-EFFECTIVE AMENDMENT NO.

AMERICAN CAPITAL STRATEGIES, LTD.

(Exact name of registrant as specified in charter)

2 BETHESDA METRO CENTER

14TH FLOOR

BETHESDA, MD 20814

(Address of principal executive offices)

Registrant’s telephone number, including area code: (301) 951-6122

SAMUEL A. FLAX, ESQ.

EXECUTIVE VICE PRESIDENT, GENERAL COUNSEL,

CHIEF COMPLIANCE OFFICER AND SECRETARY

2 BETHESDA METRO CENTER

14TH FLOOR

BETHESDA, MD 20814

(Name and address of agent for service)

COPIES TO:

RICHARD E. BALTZ, ESQ.

Arnold & Porter LLP

555 Twelfth Street, N.W.

Washington, DC 20004-1206

(202) 942-5000

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:

From time to time after the effective date of this registration statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), other than securities offered in connection with a dividend reinvestment plan, check the following box. ☑

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT

Title of Securities Being Registered	Amount Being Registered(1)	Proposed Maximum Aggregate Principal Amount(2)	Amount of Registration Fee(3)
Common Stock, $0.01 par value per share; Preferred Stock, $0.01 par value per share; and Debt Securities	$4,373,598,050	$7,000,000,000	$171,882

(1)	We are registering hereunder a presently indeterminate number of shares of common stock, shares of preferred stock and debt securities. In reliance upon Rule 429 under the Securities Act, this amount is in addition to the amount previously registered by the registrant under a registration statement on Form N-2 (File No. 333-142398). All amounts unsold under the prospectus contained in such prior registration statement (a total of $2,626,401,950) are carried forward into this Registration Statement, and the prospectus contained as a part of this Registration Statement shall be deemed to be combined with the prospectus contained in the above referenced registration statement, which has previously been filed.
(2)	Estimated solely for the purpose of computing the registration fee pursuant to Rule 457(o) of the Securities Act.
(3)	In reliance upon Rule 429 under the Securities Act, all amounts unsold under a registration statement on Form N-2 (File No. 333-142398) (a total of $2,626,401,950) are carried forward into this Registration Statement. A registration fee of $92,308 has been paid previously with respect to those carried forward securities. Pursuant to Rule 457(p) of the Securities Act, the registration fee of $171,882 as offset by that previously paid fee, relates solely to the registration of the aggregate principal amount of $4,373,598,050 of securities not previously registered.

The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act, or until this registration statement shall become effective on such date as the Commission, acting pursuant to Section 8(a), shall determine.

PROSPECTUS

American Capital Strategies, Ltd.

$7,000,000,000

COMMON STOCK

PREFERRED STOCK

DEBT SECURITIES

We may offer, from time to time, up to $7,000,000,000 aggregate initial offering price of our common stock, $0.01 par value per share, preferred stock, $0.01 par value per share, or one or more classes or series of debt securities (collectively, the “Securities”) in one or more offerings. The Securities may be offered separately or together, in amounts, at prices and on terms to be disclosed in one or more supplements to this prospectus. In the case of our common stock, the offering price per share by us less any underwriting commissions or discounts will not be less than the net asset value per share of our common stock at the time we make the offering. You should read this prospectus and the applicable prospectus supplement carefully before you invest in our Securities. Our common stock is traded on The NASDAQ Global Select Market under the symbol “ACAS.” As of April 15, 2008, the last reported sales price for our common stock was $33.25.

We are a closed-end, non-diversified management investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). We are the largest business development company and a leading U.S. publicly traded alternative asset manager. Our primary business objectives are to increase our taxable income, net operating income and net asset value by investing in senior debt, subordinated debt and equity of private and public companies with attractive current yields and/or potential for equity appreciation and realized gains and by investing in our alternative asset manager business.

This prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference. Additional information about us, including our annual, quarterly and current reports, proxy statements and our Statement of Additional Information (“SAI”), dated as of the same date as this prospectus, has been filed with the U.S. Securities and Exchange Commission (the “SEC”). You may obtain a copy of any of these documents by writing us at our principal office, which is located at 2 Bethesda Metro Center, 14th Floor, Bethesda, MD 20814, Attention: Investor Relations or by calling 1-800-543-1976. This information is also available at our web site www.AmericanCapital.com. We will not charge you for these documents. The SEC maintains a web site (http://www.sec.gov) that contains the SAI and other information regarding us. The SAI is incorporated in its entirety into this prospectus by reference and its table of contents appears on page 120 of the prospectus. See “Statement of Additional Information.”

An investment in our Securities involves certain risks, including, among other things, risks relating to investments in securities of small, private and developing businesses. We describe some of these risks in the section entitled “ Risk Factors,” which begins on page 9. You should carefully consider these risks together with all of the other information contained in this prospectus and any prospectus supplement before making a decision to purchase our Securities.

The Securities being offered have not been approved or disapproved by the SEC or any state securities commission nor has the SEC or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

This prospectus may not be used to consummate sales of the Securities by us through agents, underwriters or dealers unless accompanied by a prospectus supplement and/or pricing supplement.

The date of this prospectus is April     , 2008

PROSPECTUS SUMMARY

The following summary contains basic information about this offering. It likely does not contain all the information that is important to an investor. For a more complete understanding of this offering, we encourage you to read this entire document and the documents to which we have referred.

Information contained or incorporated by reference in this prospectus or prospectus summary may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, which can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “plans,” “anticipate,” “estimate” or “continue” or the negative thereof or other variations thereon or comparable terminology. The matters described in “Risk Factors” and certain other factors noted throughout this prospectus and in any exhibits to the registration statement of which this prospectus is a part, constitute cautionary statements identifying important factors with respect to any such forward-looking statements, including certain risks and uncertainties, that could cause actual results to differ materially from those in such forward-looking statements.

AMERICAN CAPITAL STRATEGIES, LTD.

American Capital Strategies, Ltd. (which is referred to throughout this prospectus as “American Capital”, “we” and “us”) is the largest U.S. publicly traded private equity fund and one of the largest U.S. publicly traded alternative asset managers that is a member of the S&P 500. We invest in private equity, private debt, private real estate investments, early and late stage technology investments, special situation investments, alternative asset funds managed by us and structured finance investments. These investments constitute, in part, what are considered alternative assets. We provide investors the opportunity to participate in the private equity and alternative asset management industry through an investment in our publicly traded stock. Our primary business objectives are to increase our taxable income, net realized earnings and net asset value by making investments with attractive current yields and/or potential for equity appreciation and realized gains.

In addition to managing American Capital’s assets and providing management services to portfolio companies of American Capital, we, through our ownership of American Capital, LLC, a wholly-owned portfolio company, also manage European Capital Limited (“European Capital”), American Capital Equity I, LLC (“ACE I”), American Capital Equity II, LP (“ACE II”), ACAS CLO 2007-1, Ltd. (“ACAS CLO-1”) and ACAS CRE CDO 2007-1, Ltd. (“ACAS CRE CDO”). Our business consists of two primary segments—our investment portfolio and our alternative asset management business.

American Capital Investment Portfolio

We provide investment capital to middle market companies, which we generally consider to be companies with sales between $10 million and $750 million. We primarily invest in senior debt, mezzanine debt and equity in the buyouts of private companies sponsored by us, the buyouts of private companies sponsored by other private equity firms and directly to early stage and mature private and small public companies. We refer to our investments in these companies as our private finance portfolio companies. Currently, we will invest up to $800 million in a single middle market transaction in North America. We also invest in commercial mortgage backed securities (“CMBS”), collateralized loan obligation (“CLO”) and collateralized debt obligation (“CDO”) securities and invest in alternative asset funds managed by us. Our largest portfolio investment at cost as of March 31, 2008, excluding our investments in investment funds, was $347 million. Our largest investment in an investment fund at cost as of March 31, 2008, was $918 million. As of December 31, 2007, our average investment size, at fair value, was $50 million, or 0.4% of total assets.

Historically, a majority of our financings have been to assist in the funding of change of control management buyouts, and we expect that trend to continue. Since our initial public offering (“IPO”) in 1997 through March 31, 2008, we invested committed capital of over $5.3 billion in equity securities and over $15.4 billion in debt securities of middle market companies and also invested $1.6 billion in CMBS, CLO and CDO securities. Our loans typically range from $5 million to $100 million, mature in five to ten years, and require monthly or quarterly interest payments at fixed rates or variable rates generally based on the London Interbank Offered Rate (“LIBOR”), plus a margin. We price our debt and equity investments based on our analysis of each transaction. As of December 31, 2007, the weighted average effective interest rate on our debt securities was 12.0%.

We will invest in the equity capital of portfolio companies that we purchase through an American Capital sponsored buyout. We also may acquire minority equity interests in the companies to which we have provided debt financing with the goal of enhancing our overall return. As of December 31, 2007, we had a fully-diluted weighted average ownership interest of 42% in our private finance portfolio companies with a total equity investment at fair value of over $4.4 billion.

Our ability to fund the entire capital structure is a competitive advantage in completing many middle market transactions. We often sponsor One-Stop Buyouts™ in which we provide most if not all of the senior debt, subordinated debt and equity financing in the transaction. We may initially fund all of the senior debt at closing and syndicate it to third party lenders post closing. We have a loan syndications group that arranges to have all or part of the senior loans syndicated to other third party lenders and investors. During the year ended December 31, 2007, we syndicated $1.6 billion of senior debt to third party lenders.

We may be repaid or decide to exit our investments if a portfolio company repays or refinances our loans, is sold in a change of control transaction, sells its equity in a public offering or if we exercise any put rights. Through December 31, 2007, we have had 225 exits and repayments of over $9.5 billion of our originally invested committed capital, representing 44% of our total capital committed since our IPO, earning a 16% compounded annual return on these investments, including the interest, dividends, fees and net gains over the life of the investments. We have earned a 30% compounded annual return on the exit of our equity securities, including dividends, fees and net realized gains. Since our IPO through December 31, 2007, we have realized $997 million in gross portfolio realized gains and $584 million in gross portfolio realized losses resulting in $413 million in cumulative portfolio net gains, excluding net gains and losses attributable to interest rate swap agreements, foreign currency derivative agreements and taxes on net gains.

Alternative Asset Management Business

As of December 31, 2007, our assets under management totaled $17 billion, including $5 billion of assets under management in our alternative asset funds. As of December 31, 2007, our capital resources under management totaled $19 billion, including $6 billion of capital resources under management in our alternative asset funds. Our third party alternative asset management business is conducted through our wholly-owned portfolio company, American Capital, LLC. In general, wholly-owned subsidiaries of American Capital, LLC enter into management agreements for each of the managed alternative asset funds. The discussion of the operations of American Capital, LLC in this annual report includes its wholly-owned consolidated subsidiaries.

American Capital, LLC earns base management fees based on the size of the managed alternative asset funds and incentive income based on the performance of the alternative asset funds. In addition, we may invest directly into our alternative asset funds and earn investment income from those funds. We intend to grow our existing alternative asset funds, while continuing to create alternative asset funds to meet the increasing demand of sophisticated investors for superior risk-adjusted investment returns.

THE OFFERING

We may offer, from time to time, up to $7,000,000,000 of our Securities, on terms to be determined at the time of the offering. Our Securities may be offered at prices and on terms to be disclosed in one or more prospectus supplements. In the case of the offering of our common stock, the offering price per share less any underwriting commissions or discounts will not be less than the net asset value per share of our common stock. Additionally, we may not sell debt securities if our asset coverage ratio as a business development company (“BDC”) would be less than 200% after giving effect to such offering.

Our Securities may be offered directly to one or more purchasers, including existing shareholders in a rights offering, by us or through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to the offering will disclose the terms of the offering, including the name or names of any agents or underwriters involved in the sale of our Securities by us, the purchase price, and any fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution.” We may not sell any of our Securities through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the offering of our Securities.

Set forth below is additional information regarding the offering of our Securities:

The NASDAQ Global Select Market Symbol	ACAS

Use of Proceeds	Unless otherwise specified in a prospectus supplement, we intend to use the net proceeds from the sale of our Securities for general corporate purposes, which may include investment in middle market companies in accordance with our investment objectives, repayment of indebtedness, acquisitions and other general corporate purposes. See “Use of Proceeds.”

Distributions	We have historically paid quarterly dividends to the holders of our common stock and generally intend to continue to do so. The amount of the quarterly dividends is determined by our Board of Directors and is based on our estimate of our investment company taxable income and net short-term and long-term capital gains. See “Price Range of Common Stock and Distributions.” Certain additional amounts may be deemed as distributed to shareholders for income tax purposes. Other types of Securities will likely pay distributions in accordance with their terms.

Principal Risk Factors

Investment in our Securities involves certain risks relating to our structure and investment objectives that should be considered by the prospective purchasers of the Securities. In addition, as a BDC, our portfolio includes securities primarily issued by privately held companies. These investments may involve a high degree of business and financial risk, and are generally less liquid than public securities. Also, our determinations of fair value of privately held securities may differ materially from the values that would exist if there was a ready market for these investments. A large number of entities compete for the same kind of investment opportunities as we do. We also have a limited operating and investment history in certain segments of our business. Moreover, our business requires a substantial amount of cash to operate and to grow, and we are dependent on external financing for growth. Because we may currently be in a period of capital markets disruption and economic downturn, our ability to raise capital may be negatively impacted. Additionally, because we borrow funds to make investments in and loans to middle market businesses, we are exposed to the risks of leverage, which may be considered as a speculative investment technique. The failure to qualify as a regulated investment company (“RIC”) eligible for pass-through tax treatment under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) on income distributed to shareholders could also have a materially adverse effect on the total return, if any, obtainable from an investment in our Securities. See “Risk Factors” for a discussion of these risks.

Certain Anti-Takeover Provisions	Our certificate of incorporation and bylaws, as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us and thereby inhibit a change in control of us in circumstances that could give the holders of our common stock the opportunity to realize a premium over the then prevailing market price for our common stock. See “Risk Factors—Provisions of our Second Amended and Restated Certificate of Incorporation and Second Amended and Restated Bylaws Could Deter Takeover Attempts” and “Certain Provisions of the Second Amended and Restated Certificate of Incorporation and the Second Amended and Restated Bylaws.”

Dividend Reinvestment Plan	Cash distributions to holders of our common stock may be reinvested under our Dividend Reinvestment Plan (“DRIP”) in additional whole and fractional shares of our common stock if you or your representative elects to enroll in the DRIP. See “Dividend Reinvestment Plan” and “Business—Regulated Investment Company Requirements.”

FEES AND EXPENSES

The following table will assist you in understanding the various costs and expenses that an investor in our common stock will bear directly or indirectly.

Stockholder Transaction Expenses
Sales load (as a percentage of offering price)	—%
DRIP fees(1)	—
Annual Expenses (as a percentage of consolidated net assets attributable to our common stock)(2)
Management fees	—
Interest payments on borrowed funds(3)	4.46%
Other expenses(4)	5.48%

Total annual expenses(5)	9.94%

(1)	The expenses of the DRIP are included in stock record expenses, a component of “Other expenses.” We have no cash purchase plan. The participants in the DRIP will bear a pro rata share of brokerage commissions incurred with respect to open market purchases, if any.
(2)	Consolidated net assets attributable to our common stock equal net assets (i.e., total assets less total liabilities) at December 31, 2007.
(3)	The interest payments on borrowed funds percentage is calculated by using our interest expense for the year ended December 31, 2007, divided by net assets attributable to our common stock as of December 31, 2007. We had outstanding borrowings of $4.8 billion at December 31, 2007. See “Risk Factors—We may incur additional debt that could increase your investment risks” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources.”
(4)	The “Other expenses” percentage is based on an estimate of future annual expenses representing all of our operating expenses (except fees and expenses reported in other items of this table) that are deducted from our operating income and reflected as operating expenses in our statement of operations. The estimate of such future annual other expenses is calculated by using our actual operating expenses, net of interest expense, for the year ended December 31, 2007, divided by net assets attributable to our common stock as of December 31, 2007.
(5)	Total annual estimated expenses as a percentage of consolidated net assets attributable to our common stock are higher than the total annual expenses percentage would be for a company that is not leveraged. We borrow money to leverage our net assets and increase our total assets. The total annual expenses percentage is required by the SEC to be calculated as a percentage of net assets, rather than the total assets, including assets that have been funded with borrowed monies. If the total estimated annual expenses percentage were calculated instead as a percentage of total assets as of December 31, 2007, our total annual expenses would be 5.46% of consolidated total assets as of December 31, 2007.

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. These amounts are based upon payment by us of operating expenses at the levels set forth in the table above. In the event that securities to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will restate this example to reflect the applicable sales load.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$97	$277	$439	$780

This example should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown. Moreover, while the example assumes (as required by the SEC) a 5% annual return, our performance will vary and may result in a return greater or less than 5%. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in our DRIP may receive shares purchased by the administrator of the DRIP at the market price in effect at the time, which may be at, above or below net asset value. See “Dividend Reinvestment Plan.”

ADDITIONAL INFORMATION

We have filed with the SEC a registration statement on Form N-2 under the Securities Act, with respect to the Securities offered by this prospectus. This prospectus, which is a part of the registration statement, does not contain all of the information set forth in the registration statement or exhibits and schedules thereto. For further information with respect to our business and our Securities, reference is made to the registration statement, including the amendments, exhibits and schedules thereto and the SAI, contained in the registration statement.

We also file reports, proxy statements and other information with the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Such reports, proxy statements and other information, as well as the registration statement and the amendments, exhibits and schedules thereto, can be inspected at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549. Information about the operation of the public reference facilities may be obtained by calling the SEC at 1-800-SEC-0330. The SEC maintains a web site that contains reports, proxy statements and other information regarding registrants, including us, that file such information electronically with the SEC. The address of the SEC’s web site is http://www.sec.gov. Copies of such material may also be obtained from the Office of Investor Education and Advocacy of the SEC by written request, fax or email, to: 100 F Street, N.E., Washington, D.C. 20549, (202) 772-9295, or PublicInfo@sec.gov, respectively, at prescribed rates. Our common stock is listed on The NASDAQ Global Select Market and our corporate web site is located at http://www.AmericanCapital.com. Information contained on our web site or on the SEC’s web site about us is not incorporated into this prospectus and you should not consider information contained on our web site or on the SEC’s web site to be part of this prospectus.

We make available free of charge on our web site our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, and all amendments to those reports as soon as reasonably practicable after such material is electronically filed with or furnished to the SEC.

We also furnish to our shareholders annual reports, which will include annual financial information that has been examined and reported on, with an opinion expressed, by independent public accountants. See “Experts.”

Consolidated Selected Financial Data

(in millions, except per share data)

The selected financial data should be read in conjunction with our consolidated financial statements and notes thereto presented elsewhere in this prospectus. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations” on page 22 for more information.

	Year Ended December 31,
	2007	2006	2005	2004	2003
Total operating income(1)(2)	$1,240	$860	$555	$336	$206
Total operating expenses(2)(3)(4)	640	424	228	114	65

Operating income before income taxes	600	436	327	222	141
Income tax provision	(6)	(11)	(13)	(2)	—

Net operating income	594	425	314	220	141
Net realized gain (loss) on investments(1)	214	173	36	(38)	22

Net realized earnings(1)	808	598	350	182	163
Net unrealized (depreciation) appreciation of investments(1)(2)	(108)	297	15	99	(45)
Cumulative effect of accounting change(4)	—	1	—	—	—

Net increase in net assets resulting from operations	$700	$896	$365	$281	$118

Per share data:
Net operating income:
Basic	$3.42	$3.15	$3.16	$2.88	$2.58
Diluted	$3.36	$3.11	$3.10	$2.83	$2.56
Net realized earnings:
Basic	$4.65	$4.43	$3.53	$2.39	$2.98
Diluted	$4.57	$4.37	$3.45	$2.35	$2.96
Net earnings:
Basic	$4.03	$6.63	$3.68	$3.69	$2.16
Diluted	$3.96	$6.55	$3.60	$3.63	$2.15
Dividend declared	$3.72	$3.33	$3.08	$2.91	$2.79
Balance sheet data:
Total assets	$11,732	$8,609	$5,449	$3,491	$2,068
Total debt	$4,824	$3,926	$2,467	$1,561	$840
Total shareholders’ equity	$6,441	$4,342	$2,898	$1,872	$1,176
Net asset value per share	$32.88	$29.42	$24.37	$21.11	$17.83
Other data (unaudited):
Number of portfolio companies at period end	219	188	141	117	86
New investments(5)	$7,928	$5,136	$3,714	$2,018	$1,083
Realizations(6)	$4,537	$2,918	$1,314	$712	$390
Net operating income return on average equity at cost(7)	11.3%	12.0%	13.6%	14.1%	13.5%
Net realized earnings return on average equity at cost(8)	15.3%	16.9%	15.2%	11.6%	15.6%
Earnings return on average equity(9)	12.2%	24.6%	15.9%	18.8%	12.9%
Assets under management(10)	$17,104	$11,317	$5,675	$3,491	$2,068

(1)

In 2004, we adopted a new accounting method related to the income statement classification of periodic interest rate derivative settlements. In prior periods, we recorded the payments and accrual of periodic interest settlements of interest rate derivative agreements in interest income. Beginning in 2004, we record the accrual of the periodic interest settlements of interest rate derivatives in net unrealized appreciation (depreciation) of investments and subsequently record the amount as a realized gain (loss) on investments on the interest settlement date.

(2)	Prior to the second quarter of 2007, European Capital Financial Services (Guernsey) Limited (“ECFS”), the investment manager for European Capital, was a consolidated operating subsidiary since substantially all of ECFS’ services were provided indirectly to us through our ownership interest in European Capital. As a result of the IPO of European Capital, our ownership interest in European Capital was diluted and ECFS was no longer considered to be providing substantially all of its services directly or indirectly to us or to our portfolio companies. In addition, in the second quarter of 2007, we contributed our direct ownership interest in ECFS to American Capital, LLC. Accordingly, as a result of the above events, in the second quarter of 2007, ECFS was deconsolidated prospectively and is recorded at fair value on our consolidated balance sheet as part of the fair value of our portfolio investment in American Capital, LLC.
(3)	In 2003, we adopted Statement of Financial Accounting Standards (“SFAS”) No. 123, Accounting for Stock-Based Compensation (“SFAS No. 123”), to account for stock-based compensation plans for all stock options granted since and including 2003 and forward as permitted under SFAS No. 148, Accounting for Stock-Based Compensation-Transition and Disclosure.
(4)	In 2006, we adopted SFAS Statement No. 123 (revised 2004), Share-Based Payment (“SFAS No. 123(R)”). We adopted SFAS No. 123(R) using the “modified prospective” method. Under the modified prospective method, the consolidated financial statements for prior fiscal years do not reflect any restated amounts. When recognizing compensation cost under SFAS No. 123, we elected to adjust the compensation costs for forfeitures when the unvested awards were actually forfeited. However, under SFAS No. 123(R), we are required to estimate forfeitures of unvested awards when recognizing compensation cost. Upon the adoption of SFAS No. 123(R) on January 1, 2006, we recorded a cumulative effect of a change in accounting principle, net of related tax effects, to adjust compensation cost for the difference in compensation costs recognized in prior periods if forfeitures had been estimated during those periods of $1 million, or $0.01 per basic and diluted share.
(5)	New investments includes amounts as of the investment dates that are committed but unfunded.
(6)	Realizations represent cash proceeds received upon the exit of investments including scheduled principal amortization, debt prepayments, proceeds from loan syndications, payment of accrued payment-in-kind (“PIK”) interest, dividend and accreted loan discounts and sale of equity and other securities.
(7)	Calculated before the effect of net appreciation, depreciation, gains and losses of investments. Average equity is calculated based on the quarterly shareholders’ equity balances.
(8)	Calculated before the effect of net appreciation and depreciation of investments. Average equity is calculated based on the quarterly shareholders’ equity balances.
(9)	Return represents net increase in net assets resulting from operations, which includes the effect of net appreciation, depreciation, gains and losses of investments. Average equity is calculated based on the quarterly shareholders’ equity balances.
(10)	Assets under management include both (i) the total of American Capital’s assets and (ii) the total assets of third party funds under management of American Capital, LLC, including any direct investment we have in those funds.

RISK FACTORS

You should carefully consider the risks described below and all other information contained in this prospectus, including our consolidated financial statements and the related notes thereto before making a decision to purchase our securities. The risks and uncertainties described below are not the only ones facing us. Additional risks and uncertainties not presently known to us, or not presently deemed material by us, may also impair our operations and performance.

If any of the following risks actually occur, our business, financial condition, results of operations or future prospects could be materially adversely affected. If any of that happens, the trading price of our securities could decline, and you may lose all or part of your investment.

We may currently be in a period of capital markets disruption and slowing economic growth or recession

We believe that in 2007 and into 2008, the U.S. capital markets entered into a period of disruption as evidenced by increasing spreads between the yields realized on riskier debt securities and those realized on risk-free securities and a lack of liquidity in parts of the debt capital markets. We believe the United States and other countries may also be in a period of slowing economic growth or a recession. As noted in many of our risk factors below, this period may increase the probability that these risks could negatively impact us.

We make loans to and investments in middle market borrowers who may default on their loans or provide no return on our investments

We invest in and lend to middle market businesses. There is generally no publicly available information about these businesses. Therefore, we rely on our principals, associates, analysts and consultants to investigate these businesses. The portfolio companies in which we invest may have significant variations in operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position, may otherwise have a weak financial position or may be adversely affected by changes in the business cycle. Our portfolio companies may not meet net income, cash flow and other coverage tests typically imposed by senior lenders. Numerous factors may affect a portfolio company’s ability to repay its loan, including the failure to meet its business plan, a downturn in its industry or negative economic conditions. Deterioration in a portfolio company’s financial condition and prospects may be accompanied by deterioration in the collateral for the loan. We also make unsecured, subordinated loans and invest in equity securities, which involve a higher degree of risk than senior loans. In certain cases, our involvement in the management of our portfolio companies may subject us to additional defenses and claims from borrowers and third parties. These conditions may make it difficult for us to obtain repayment of our loans, which could negatively impact the value of our company and your investment in us.

Middle market businesses typically have narrower product lines and smaller market shares than large businesses. They tend to be more vulnerable to competitors’ actions and market conditions, as well as general economic downturns. In addition, these companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing, and other capabilities, and a larger number of qualified managerial and technical personnel.

These businesses may also experience substantial variations in operating results. Typically, the success of a middle market business also depends on the management talents and efforts of one or two persons or a small group of persons. The death, disability or resignation of one or more of these persons could have a material adverse impact on us. In addition, middle market businesses often need substantial additional capital to expand or compete and will have borrowed money from other lenders.

Our senior loans generally are secured by the assets of our borrowers. Our subordinated loans may or may not be secured by the assets of the borrower; however if a subordinated loan is secured, our rights to payment and our security interest are usually subordinated to the payment rights and security interests of the senior lender. Therefore, we may be limited in our ability to enforce our rights to collect our subordinated loans and to recover any of the loan balance through a foreclosure of collateral. In addition, even where our senior loans are secured without subordination, foreclosing on the underlying collateral may not fully recover for us all amounts owed to us under those senior loans.

There is uncertainty regarding the value of our portfolio investments

A significant portion of our portfolio investments are not publicly traded. We value these investments based on a determination of their fair value made in good faith by our Board of Directors. Due to the uncertainty inherent in valuing investments that are not publicly traded, as set forth in our consolidated financial statements, our determinations of fair value may differ materially from the values that would exist if a ready market for these investments existed. Additionally, we have a controlling interest in European Capital, a publicly traded investment fund, which we also value based on a determination of its fair value made in good faith by our Board of Directors. While the fair value of a publicly traded investment is generally the quoted market price, our valuation of European Capital includes a control premium, reflecting the additional value that we expect to obtain upon a sale of our controlling interest in European Capital. Thus, due to the uncertainty in valuing any premium over the quoted market price of European Capital, our determination of fair value may differ materially from the value that we actually obtain from a sale of our interest in European Capital. Our determinations of the fair value of our investments have a material impact on our net earnings through the recording of unrealized appreciation or depreciation of investments as well as our assessment of interest income recognition. Our net asset value could be materially affected if our determinations regarding the fair value of our investments are materially different from the values that would exist if a ready market existed for these securities.

Recent accounting pronouncements may impact our future financial position and results of operations

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement No. 157, Fair Value Measurements (“SFAS No. 157”) which provides enhanced guidance for using fair value to measure assets and liabilities. SFAS No. 157 applies whenever other standards require (or permit) assets or liabilities to be measured at fair value but does not expand the use of fair value in any new circumstances. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years, with early adoption permitted. We adopted SFAS No. 157 on January 1, 2008. We are continuing to assess the impact on our consolidated financial statements of adopting SFAS No. 157. Adoption of this change in valuation guidance could have a material effect on our consolidated financial statements. However, the actual impact on our consolidated financial statements in the period of adoption and subsequent to the period of adoption cannot be determined at this time as it will be influenced by the estimates of fair value for that period and the number and amount of investments we originate, acquire or exit. (See Note 2 to our accompanying consolidated financial statements).

We have a limited operating and investment history in certain segments of our business

Since our IPO, we have primarily been an investor in domestic, privately-held middle market companies, which we consider to be companies with sales between $10 million and $750 million. We have begun investing, either directly or through new alternative asset funds, in other investment categories, including European-based companies, CMBS, CLOs, CDOs, residential mortgage backed securities (“RMBS”), early stage technology companies, special situation companies, distressed securities and publicly traded securities. We have limited or no operating history in making such investments. We have also begun our new business of managing other alternative asset funds in addition to the investments on our balance sheet. These newer business initiatives may not be profitable in future periods, and we may not successfully implement these new strategies.

Investment in non-investment grade CMBS, CLOs and CDOs may be illiquid, may have a higher risk of default, and may not produce current returns

The CMBS, CLO and CDO securities in which we invest are generally non-investment grade, which means that nationally recognized statistical rating organizations rate them below the top four investment-grade rating categories (i.e., “AAA” through “BBB”), and are sometimes referred to as “junk bonds.” Non-investment grade CMBS, CLO and CDO securities tend to be less liquid, may have a higher risk of default and may be more difficult to value. Non-investment grade securities usually provide a higher yield than do investment grade securities, but with the higher return comes greater risk of default. In addition, the fair value of these securities may change as interest rates change over time. Economic recessions or downturns may cause defaults or losses on collateral securities to increase. Non-investment grade securities are considered speculative, and their capacity to pay principal and interest in accordance with the terms of their issue is not assured. As such, our investments in non-investment grade securities could negatively impact the value of our company and your investment in us.

We may not realize gains from our equity investments

When we sponsor the buyout of a portfolio company, we typically invest in the equity securities of the portfolio company. Also, when we make a loan or invest in preferred stock , we may receive warrants to acquire stock issued by the borrower or purchase a minority equity interest. We may also make direct equity investments. Our goal ultimately is to dispose of these equity interests and realize gains. These equity interests may not appreciate in value and, in fact, may depreciate in value. Accordingly, we may not be able to realize gains from our equity interests, which could diminish the value of our business and of your investment in us.

The lack of liquidity of our privately-held securities may adversely affect our business

Most of our investments consist of securities acquired directly from their issuers in private transactions. Some of these securities are subject to restrictions on resale or otherwise are less liquid than publicly traded securities. The illiquidity of our investments may make it difficult for us to obtain cash equal to the value at which we record our investments if the need arises. Our failure to obtain the cash value of such privately-held securities could adversely impact our business and your investment in our company.

We have limited public information regarding the companies in which we invest

Consistent with our operation as a BDC, our portfolio consists primarily of securities issued by privately-held companies. There is generally little or no publicly available information about such companies, and we must rely on the diligence of our employees and the consultants we hire to obtain the information necessary for our decision to invest in them. Our diligence efforts may fail to uncover all material information about the privately-held business necessary for us to make a fully informed investment decision in that business, which failure could have a material adverse impact on the value of that investment.

Our portfolio companies may be highly leveraged

Leverage may have important adverse consequences to our portfolio companies and to us as an investor. These companies may be subject to restrictive financial and operating covenants. The leverage may impair these companies’ ability to finance their future operations and capital needs. As a result, these companies’ flexibility to respond to changing business and economic conditions and to business opportunities may be limited. A leveraged company’s income and net assets will tend to increase or decrease at a greater rate than if borrowed money were not used. These potential adverse consequences of leverage to our portfolio companies could negatively impact our investments in these companies.

Our business is dependent on external financing

Our business requires a substantial amount of cash to operate. We historically have obtained a portion of the cash required for operations through the sale of debt by special purpose affiliates to which we have contributed loan assets originated by us, borrowings by us and the sale of our equity. Our ability to continue to rely on such sources or other sources of capital depends on numerous legal, economic, structural and other factors.

We or our affiliates have issued, and intend to continue to issue, debt securities and other evidences of indebtedness, up to the maximum amount permitted by the 1940 Act. We have also retained the right to issue preferred stock. As a BDC, the 1940 Act permits us to issue Senior Securities in amounts such that our asset coverage, as defined in the 1940 Act, is at least 200% after each issuance of Senior Securities. As a result, we are exposed to the risks of leverage. As permitted by the 1940 Act, we may, in addition, borrow amounts up to 5% of our total assets for temporary purposes.

A failure to renew our existing credit facilities, to continue short-term financings, to increase our capacity under our existing facilities, to sell additional term debt notes or to add new or replacement debt facilities could have a material adverse effect on our business, financial condition and results of operations. We cannot guarantee that we will be able to renew or increase the capacity under our existing facilities or obtain access to additional debt facilities on acceptable terms, especially in times of economic downturns and dislocation in the credit markets. During such times, potential lenders and purchasers of our debt securities may be more restrictive in how they deploy their liquidity and capital. See the description of the term debt notes and the debt facilities under “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources.”

The following table is designed to illustrate the effect on the return to a holder of our common stock of the leverage created by our use of borrowing, at the weighted average interest rate 6.3% for the year ended December 31, 2007, and assuming hypothetical annual returns on our portfolio of minus 15% to plus 15%. As can be seen, leverage generally increases the return to shareholders portfolio return is positive and decreases return when the portfolio return is negative. Actual returns may be greater or less than those appearing in the table.

Assumed Return on Portfolio (Net of Expenses)(1)	-15.0%	-10.0%	-5.0%	—	5.0%	10.0%	15.0%
Corresponding Return to Common Shareholders(2)	-36.4%	-26.4%	-16.5%	-6.6%	3.3%	13.2%	23.1%

(1)	The assumed portfolio return is required by regulation of the SEC and is not a prediction of, and does not represent, our projected or actual performance.
(2)	In order to compute the “Corresponding Return to Common Shareholders,” the “Assumed Return on Portfolio” is multiplied by the total value of our assets at the beginning of the period to obtain an assumed return to us. From this amount, all interest expense accrued during the period is subtracted to determine the return available to shareholders. The return available to shareholders is then divided by the total value of our net assets as of the beginning of the period to determine the “Corresponding Return to Common Shareholders.”

Because we are subject to regulatory restrictions on the amount of debt we can issue, we are dependent on the issuance of equity as a financing source. We are restricted to issuing equity at prices equal to or above our net asset value per share at the time of issuance. We may not be able to issue equity when necessary. If additional funds are raised through the issuance of our common stock or debt securities convertible into or exchangeable for our common stock, the percentage ownership of our shareholders at the time would decrease and they may experience additional dilution. In addition, any convertible or exchangeable securities may have rights, preferences and privileges more favorable than those of our common stock. Accordingly, our dependence on external financing could adversely affect us and your investment in us.

A change in interest rates may adversely affect our profitability

Because we fund a portion of our investments with borrowings, our net increase in assets from operations is affected by the spread between the rate at which we invest and the rate at which we borrow. We attempt to match-fund our liabilities and assets by financing floating rate assets with floating rate liabilities and fixed rate assets with fixed rate liabilities or equity. We enter into interest rate basis swap agreements to match the interest rate basis of our assets and liabilities, thereby locking in the spread between our asset yield and the cost of our borrowings, and to fulfill our obligations under the terms of our revolving debt funding facilities and asset securitizations. However, our derivatives are considered economic hedges that do not qualify for hedge accounting under FASB Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedging Activities (“SFAS No. 133”).

Under our interest rate swap agreements, we generally pay a fixed rate and receive a floating interest rate based on LIBOR. We may enter into interest rate swaption agreements where, if exercised, we would receive a fixed rate and pay a floating rate based on LIBOR. We may also enter into interest rate cap agreements that would entitle us to receive an amount, if any, by which our interest payments on our variable rate debt exceed specified interest rates.

An increase in interest rates could reduce the spread between the rate at which we invest and the rate at which we borrow, and thus, adversely affect our profitability, if we have not appropriately match-funded our liabilities and assets or hedged against such event. Alternatively, our interest rate hedging activities may limit our ability to participate in the benefits of lower interest rates with respect to the hedged portfolio. In addition, a change in interest rates could also have an impact on the fair value of our interest rate swap agreements that could result in the recording of unrealized appreciation or depreciation in future periods. For example, a decline, or a flattening, of the forward interest rate yield curve will typically result in the recording of unrealized depreciation of our interest rate swap agreements. Therefore, adverse developments resulting from changes in interest rates could have a material adverse effect on us. See “Financial Statements and Supplementary Data” for additional information on interest rate swap agreements.

A change in currency exchange rates may adversely affect our profitability

We may invest in debt securities that are denominated in currencies other than the U.S. dollar. In addition, we may invest in the equity of portfolio companies whose functional currency is not the U.S. dollar. Our domestic portfolio companies may also transact a significant amount of business in foreign countries and therefore their profitability may be impacted by changes in foreign currency exchange rates. The functional currency of our largest portfolio company, European Capital, is the Euro. European Capital also has investments in other European currencies, including the British Pound. An adverse change in currency exchange rates may have a material adverse impact on us.

An economic downturn could affect our operating results

An economic downturn may adversely affect middle market businesses, which are our primary market for investments. Such a downturn could also adversely affect our ability to obtain capital to invest in such companies. These results could have a material adverse effect on us. See “Risk Factors—Our business is dependent on external financing.”

Our debt facilities impose certain limitations on us

We have two revolving credit facilities, one of which is a commercial paper conduit securitization facility (the “AFT I Facility”) and the other of which is an unsecured revolving line of credit (the “Revolving Facility”). Collectively, the AFT I Facility and Revolving Facility are referred to as the “Debt Facilities.”

Our AFT I Facility, which is a line of credit administered by Wachovia Capital Markets, LLC, has an aggregate commitment of $1.3 billion as of December 31, 2007. Our AFT I Facility is secured by loans to our portfolio companies, which have been contributed to a separate affiliated trust. This affiliated trust is consolidated in our financial statements. While we have not guaranteed the repayment of the AFT I Facility, we must repurchase the loans if certain representations are breached. The AFT I Facility contains customary default provisions, as well as the following default provisions: a cross-default on our debt of $15 million or more, a minimum net worth requirement of $3.5 billion plus seventy-five percent (75%) of any new equity and subordinated debt and a default triggered by a change of control. Our ability to make draws under the AFT I Facility expires in October 2008, unless extended. There are no guarantees that all or part of this facility will be extended.

Our Revolving Facility is a $1.6 billion unsecured revolving line of credit administered by an affiliate of Wachovia Capital Market, LLC that may be expanded through new or additional commitments up to $1.8 billion in accordance with the terms and conditions set forth in the related agreement. The Revolving Facility contains customary default provisions as well as the following default provisions: a cross-default on our debt of $25 million or more, a minimum net worth requirement of $3.5 billion plus seventy-five percent (75%) of any new equity and subordinated debt, maintaining an unsecured credit rating equal to or greater than BB/Ba2 and a default triggered by a change of control. Our ability to make draws under the Revolving Facility expires in May 2012, unless extended.

Trusts affiliated with us have issued term debt securities (“Term Debt Notes”) to institutional investors with an outstanding balance of $2.4 billion as of December 31, 2007. These affiliated trusts are consolidated in our financial statements. These securities contain customary default provisions, as well as the following default provisions: a failure on our part, as the originator of the loans securing the Term Debt Notes or as the servicer of these loans, to make any payment or deposit required under related agreements within two business days after the date the payment or deposit is required to be made, or if we alter or amend our credit and collection policy in a manner that could have a material adverse effect on the holders of the Term Debt Notes. Consequently, a default under the Term Debt Notes or a default by us on any of our Debt Facilities could adversely impact us and your investment in us.

The occurrence of an event of default under our debt facilities could lead to termination of those facilities

Our Debt Facilities contain certain default provisions, some of which are described in the immediately preceding paragraphs. An event of default under our Debt Facilities could result, among other things, in termination of further funds availability under that facility, an accelerated maturity date for all amounts outstanding under that facility and the disruption of all or a portion of the business financed by that facility. This could reduce our revenues and, by delaying any cash payment allowed to us under our facility until the lender has been paid in full, reduce our liquidity and cash flow.

We may incur additional debt that could increase your investment risks

We or our affiliates borrow money or issue debt securities to provide us with additional funds to invest. Our lenders have fixed dollar claims on our assets or the assets of our affiliates that are senior to the claims of our shareholders and, thus, our lenders have preference over our shareholders with respect to these assets. In particular, the assets that our affiliates have pledged to lenders under the AFT I Facility and the Term Debt Notes were sold or contributed to separate affiliated statutory trusts prior to such pledge. While we own a beneficial interest in these trusts, these assets are property of the respective trusts, available to satisfy the debts of the trusts, and would only become available for distribution to our shareholders to the extent specifically permitted under the agreements governing those Debt Facilities. See “Risk Factors—Our debt facilities impose certain limitations on us.”

Although borrowing money for investment increases the potential for gain, it also increases the risk of a loss. A decrease in the value of our investments will have a sharper impact on our net asset value if we borrow money to make investments. Our ability to pay dividends could also be adversely impacted. In addition, our ability to pay dividends or incur additional indebtedness would be restricted if asset coverage is not equal to at least twice our indebtedness. If the value of our assets declines, we might be unable to satisfy that test. If this happens, we may be required to sell some of our investments and repay a portion of our indebtedness at a time when a sale may be disadvantageous. See “Risk Factors—Our business is dependent on external financing.”

Our credit ratings may not reflect all risks of an investment in our debt securities

Our credit ratings are an assessment by major debt rating agencies of our ability to pay our obligations. Consequently, actual or expected changes in our credit ratings will likely affect the market value of our publicly issued debt securities. Our credit ratings, however, may not fully or accurately reflect all of the credit and market risks associated with our publicly issued debt securities. A downgrade in the credit ratings applicable to our debt securities could negatively impact us. If these credit ratings were to be downgraded, our interest expense (and our ability to raise additional debt) could be negatively impacted, and we could be required to redeem certain of our Senior Securities. Any of these occurrences could have a material effect on our business, financial condition and results of operations.

Terms relating to redemption may materially adversely affect the return on our debt securities

If any of our debt securities are redeemable at our option, we may choose to redeem debt securities at times when prevailing interest rates are lower than the interest rate paid on our debt securities. In addition, if our debt securities are subject to mandatory redemption, we may be required to redeem the debt securities also at times when prevailing interest rates are lower than the interest rate paid on these debt securities. In these circumstances, an investor may not be able to reinvest the redemption proceeds in a comparable security at an effective interest rate as high as the debt securities being redeemed.

We may experience fluctuations in our quarterly results

We could experience fluctuations in our quarterly operating results due to a number of factors including, among others, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets, the ability to find and close suitable investments, the timing of the recognition of fee income from closing investment transactions and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

We may fail to continue to qualify for our pass-through tax treatment

We have operated since October 1, 1997, so as to qualify to be taxed as a RIC under Subchapter M of the Code and, provided we meet certain requirements under the Code, we can generally avoid corporate level federal income taxes on income distributed to our shareholders as dividends. We would cease to qualify for this favorable pass-through tax treatment if we are unable to comply with the source of income, diversification or distribution requirements contained in Subchapter M of the Code, or if we cease to operate so as to qualify as a BDC under the 1940 Act. If we fail to qualify to be taxed as a RIC or to distribute our income to shareholders on a current basis, we would be subject to corporate level taxes which would significantly reduce the amount of income available for distribution to shareholders. The loss of our current tax treatment could have a material adverse effect on the total return, if any, obtainable from an investment in our common stock. See “Business—Business Development Company Requirements” and “Business—Regulated Investment Company Requirements.”

There is a risk that you may not receive dividends

Since our IPO, we have distributed more than 90% of our investment company ordinary taxable income, including 90% of our net short-term capital gains to our shareholders in order to continue to qualify as a RIC. We have distributed and currently intend to distribute sufficient dividends to eliminate our investment company ordinary taxable income. Beginning with our tax year ended September 30, 2007, we elected to distribute our net long-term capital gains to our shareholders as dividends in 2008. In prior years, we elected to retain our net long-

term capital gains and paid a federal income tax thereon on behalf of our shareholders treating them as a deemed distribution for tax purposes. We may again elect to retain all of, or a portion of, our net long-term capital gains in the future which may reduce the amount of future cash distributions to our shareholders. We may not achieve investment results or maintain a tax status that will allow any specified level of cash distributions or year-to-year increases in cash distributions.

Our financial condition and results of operations will depend on our ability to manage effectively any future growth

We have grown significantly since our IPO. Our ability to sustain continued growth depends on our ability to identify, evaluate, finance and invest in suitable investments that meet our investment criteria. Accomplishing such a result on a cost-effective basis is largely a function of our marketing capabilities, our management of the investment process, our ability to provide competent, attentive and efficient services, our access to financing sources on acceptable terms and the capabilities of our technology platform. As we grow, we will also be required to hire, train, supervise and manage new employees. Failure to manage effectively any future growth could have a material adverse effect on us.

We are dependent upon our key management personnel for our future success

We are dependent for the final selection, structuring, closing and monitoring of our investments on the diligence and skill of our senior management and other management members. Our future success depends to a significant extent on the continued service and coordination of our senior management team. The departure of any of our executive officers or key employees could materially adversely affect our ability to implement our business strategy. We do not maintain key man life insurance on any of our officers or employees.

We operate in a highly competitive market for investment opportunities

We compete with hundreds of private equity and mezzanine funds and other financing sources, including traditional financial services companies such as finance companies, commercial banks, investment banks and other equity and non-equity based investment funds. Some of our competitors are substantially larger and have considerably greater financial resources than us. Competitors may have lower cost of funds and many have access to funding sources that are not available to us. In addition, certain of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships and build their market shares. The competitive pressures we face may have a material adverse effect on us. As a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time, identify and make investments that satisfy our investment objectives or meet our investment goals.

Provisions of our Second Amended and Restated Certificate of Incorporation and Second Amended and Restated Bylaws could deter takeover attempts

Our Second Amended and Restated Certificate of Incorporation, as amended and Second Amended and Restated Bylaws and the Delaware General Corporation Law contain provisions that may have the effect of discouraging and delaying or making more difficult a change in control. The existence of these provisions may negatively impact the price of our common stock and may discourage third party bids. These provisions may reduce any premiums paid to our shareholders for shares of our common stock that they own. Furthermore, we are subject to Section 203 of the Delaware General Corporation Law. Section 203 governs business combinations with interested shareholders, and also could have the effect of delaying or preventing a change in control.

Changes in laws or regulations governing our operations or our failure to comply with those laws or regulations may adversely affect our business

We and our portfolio companies are subject to regulation by laws at the local, state, federal and foreign level. These laws and regulations, as well as their interpretation, may be changed from time to time. Certain of these laws and regulations pertain specifically to RICs or BDCs. Accordingly, any change in these laws or regulations or the failure to comply with these laws or regulations could have a material adverse impact on our business.

We could face losses and potential liability if intrusions, viruses or similar disruptions to our technology jeopardize our confidential information or that of users of our technology

Although we have implemented, and will continue to implement, security measures, our technology platform is and will continue to be vulnerable to intrusion, computer viruses or similar disruptive problems caused by transmission from unauthorized users. The misappropriation of proprietary information could expose us to a risk of loss or litigation.

Failure to deploy new capital effectively may reduce our return on equity

If we fail to invest our new capital effectively, our return on equity may be negatively impacted, which could reduce the price of the securities that you own.

The market price of our common stock may fluctuate significantly

The market price and marketability of shares of our securities may from time to time be significantly affected by numerous factors, including many over which we have no control and that may not be directly related to us. These factors include the following:

•	price and volume fluctuations in the stock market from time to time, which are often unrelated to the operating performance of particular companies;

•

significant volatility in the market price and trading volume of securities of RICs, BDCs or other companies in our sector, which is not necessarily related to the operating performance of these companies;

•	changes in regulatory policies or tax guidelines, particularly with respect to RICs or BDCs;

•	changes in earnings or variations in operating results;

•	any shortfall in revenue or net income or any increase in losses from levels expected by securities analysts;

•	general economic trends and other external factors; and

•	loss of a major funding source.

Fluctuations in the trading price of our common stock may adversely affect the liquidity of the trading market for our common stock and, in the event that we seek to raise capital through future equity financings, our ability to raise such equity capital.

Our common stock may be difficult to resell

Investors may not be able to resell shares of common stock at or above their purchase prices due to a number of factors, including:

•	actual or anticipated fluctuation in our operating results;

•	volatility in our common stock price;

•	changes in expectations as to our future financial performance or changes in financial estimates of securities analysts; and

•	departures of key personnel.

The trading market or market value of our publicly issued debt securities may fluctuate

Our publicly issued debt securities do not have an established trading market. A trading market for our publicly issued debt securities may never develop or be maintained if developed. Additionally, many factors may materially adversely affect the trading market for, and market value of, our publicly issued debt securities including, but not limited to, the following:

•	our creditworthiness;

•	the time remaining to the maturity of these debt securities;

•	the outstanding principal amount of debt securities with terms identical to these debt securities;

•	the supply of debt securities trading in the secondary market, if any;

•	the redemption or repayment features, if any, of these debt securities;

•	the level, direction and volatility of market interest rates generally; and

•	market rates of interest that are higher or lower than rates borne by the debt securities.

There may also be a limited number of buyers when an investor decides to sell its debt securities. This too may materially adversely affect the market value of the debt securities or the trading market for the debt securities.

Supplemental provisions contained in forward sale agreements subject us to certain risks

We periodically complete public offerings of our common stock in which a portion of the shares are offered directly by us and a portion of the shares are sold by third parties, or forward purchasers, in connection with agreements to purchase common stock from us for future delivery dates pursuant to forward sale agreements. Under forward sale agreements that we may enter into, each forward purchaser would have the right to accelerate its forward sale agreement and require us to physically settle on a date specified by such forward purchaser if certain events occur, such as (1) in its judgment, it is unable to continue to borrow a number of shares of our common stock equal to the number of shares to be delivered by us under its forward sale agreement or the cost of borrowing the common stock has increased above a specified amount, (2) we declare any dividend or distribution on shares of our common stock payable in (i) excess of a specified amount, (ii) securities of another company that we own (directly or indirectly), or (iii) any other type of securities (other than shares of our common stock), rights, warrants or other assets for payment at less than the prevailing market price in such forward purchaser’s judgment, (3) the net asset value per share of our outstanding common stock exceeds a specified percentage of the then applicable forward sales price, (4) our Board of Directors votes to approve a merger or takeover of us or similar transaction that would require our shareholders to exchange their shares for cash, securities, or other property, or (5) certain other events of default or termination events occur. Such forward purchaser’s decision to exercise its right to require us to settle its forward sale agreement will be made irrespective of our need for capital. In addition, upon certain events of bankruptcy, insolvency or reorganization relating to us, each forward sale agreement would terminate without further liability of either party. Following any such termination, we would not issue any shares and we would not receive any proceeds pursuant to the forward sale agreements. A forward purchaser’s decision to accelerate its forward sales agreement and/or the termination of a forward sales agreement could negatively impact us and your investment in us.

As of December 31, 2007, we had 4.0 million shares outstanding under our forward sale agreements that have a termination date in November 2008.

We have experienced rapid growth, which may be difficult to sustain and which may place significant demands on our administrative, operational and financial resources

Our assets under management have grown significantly from $0.9 billion as of December 31, 2001 to $17 billion as of December 31, 2007. Our rapid growth has caused, and if it continues will continue to cause, significant demands on our legal, accounting and operational infrastructure, and increased expenses. The complexity of these demands, and the expense required to address them, is a function not simply of the amount by which our assets under management have grown, but of significant differences in the investing strategies of our different funds and portfolio companies. In addition, we are required to continuously develop our systems and infrastructure in response to the increasing sophistication of the investment management market and legal, accounting and regulatory developments.

Our future growth will depend, among other things, on our ability to maintain an operating platform and management system sufficient to address our growth and will require us to incur significant additional expenses and to commit additional senior management and operational resources. As a result, we face significant challenges:

•	in maintaining adequate financial and business controls;

•	implementing new or updated information and financial systems and procedures; and

•	in training, managing and appropriately sizing our work force and other components of our business on a timely and cost-effective basis.

We may not be able to manage our expanding operations effectively or continue to grow, and any failure to do so could adversely affect our ability to generate revenue and control our expenses.

USE OF PROCEEDS

Unless otherwise specified in a prospectus supplement accompanying this prospectus, we intend to use the net proceeds from the sale of the Securities for general corporate purposes, including for our investment and lending activities, in accordance with our investment objectives, repayment of our indebtedness outstanding from time to time, acquisitions and other general corporate purposes.

We anticipate that substantially all of the net proceeds of any offering of Securities will be utilized in the manner described above within two years. Pending such utilization, we intend to invest the net proceeds of any offering of Securities in time deposits, income-producing securities with maturities of three months or less that are issued or guaranteed by the federal government or an agency thereof and high quality debt securities maturing in one year or less from the time of investment.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

Since we became a RIC, we have distributed, and currently intend to continue to distribute in the form of dividends, a minimum of 90% of our annual ordinary taxable income, on a quarterly basis to our shareholders. We report the estimated tax characteristics of each dividend when declared while the actual tax characteristics of dividends are reported annually to each stockholder on Form 1099 DIV. All of our dividends declared through December 31, 2007, have been distributions of ordinary income for tax purposes. For our dividends declared in 2007 of $3.72 per share, $3.59 were non-qualifying dividends and $0.13 were qualifying dividends. There is no assurance that we will achieve investment results or maintain a tax status that will permit any specified level of cash distributions or year-to-year increases in cash distributions. At the option of a holder of record of common stock, all cash distributions can be reinvested automatically under our DRIP in additional whole and fractional shares. A stockholder whose shares are held in the name of a broker or other nominee should contact the broker or nominee regarding participation in our DRIP on the stockholder’s behalf. See “Risk Factors—We may fail to continue to qualify for our pass-through tax treatment”; “Dividend Reinvestment Plan”; and “Business—Regulated Investment Company Requirements.” Our common stock historically trades at prices both above and below its net asset value. There can be no assurance, however, that such premium or discount, as applicable, to net asset value will be maintained.

Our common stock is quoted on The NASDAQ Global Select Market under the symbol ACAS. As of March 31, 2008, we had 1,023 shareholders of record and approximately 321,000 beneficial owners.

The following table sets forth the range of high and low sales prices of our common stock as reported on The NASDAQ Global Select Market and our declared dividends for the first quarter of 2008 and for each quarter in 2007 and 2006.

BID PRICE

	Net Asset Value Per Share(1)	High	Low	Dividend Declared	Premium (Discount) of Low Sales Price to Net Asset Value	Premium (Discount) of High Sales Price to Net Asset Value

2006
First Quarter	$25.30	$37.80	$34.40	$0.80	35.97%	49.41%
Second Quarter	$27.63	$35.50	$29.65	$0.82	7.31%	28.48%
Third Quarter	$27.96	$39.74	$33.04	$0.83	18.17%	42.13%
Fourth Quarter	$29.42	$46.45	$38.72	$0.88	31.61%	57.89%

2007
First Quarter	$30.36	$49.96	$39.30	$0.89	29.45%	64.56%
Second Quarter	$35.54	$49.45	$40.83	$0.91	14.88%	39.14%
Third Quarter	$34.92	$46.99	$35.00	$0.92	0.23%	34.56%
Fourth Quarter	$32.88	$46.13	$32.36	$1.00	(1.58%)	40.30%

2008
First Quarter	*	$37.86	$26.15	$1.01	*	*

(1)	Net asset value per share is determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high and low sale price. Historically, our net assets have been highest at the end of the quarter. The net asset values shown are based on outstanding shares at the end of each period.
*	Not determinable at the time of filing.

RATIO OF EARNINGS TO FIXED CHARGES

For the five years ended December 31, 2007, our ratio of earnings to fixed charges for each year, computed as set forth below, were as follows:

	Year Ended December 31,
	2007	2006	2005	2004	2003

Earnings to Fixed Charges*	3.4	5.8	4.7	8.4	6.9

For purposes of computing the ratio of earnings to fixed charges, earnings represent net increase in net assets resulting from operations plus (or minus) income tax expense (benefit) plus excise tax expense plus fixed charges. Fixed charges include interest expense, a portion of rent expense and preferred stock dividend expense. We have assumed that one-third of the annual rent expense represents a reasonable approximation of fixed charges.

*	Earnings include the net change in unrealized appreciation or depreciation. Net change in unrealized appreciation or depreciation can vary substantially from year to year. Excluding the net change in unrealized appreciation or depreciation, the earnings to fixed charges ratio would be 3.8, 4.2, 4.6, 5.8 and 9.2 for the five years ended December 31, 2007, respectively.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

Forward-Looking Statements

All statements contained herein that are not historical facts including, but not limited to, statements regarding anticipated activity are forward looking in nature and involve a number of risks and uncertainties. Actual results may differ materially. Among the factors that could cause actual results to differ materially are the following: (i) changes in the economic conditions in which we operate negatively impacting our financial resources; (ii) certain of our competitors have greater financial resources than us reducing the number of suitable investment opportunities offered to us or reducing the yield necessary to consummate the investment; (iii) there is uncertainty regarding the value of our privately held securities that require our good faith estimate of fair value, and a change in estimate could affect our net asset value; (iv) our investments in securities of privately-held companies may be illiquid which could affect our ability to realize a gain; (v) our portfolio companies could default on their loans or provide no returns on our investments which could affect our operating results; (vi) we are dependent on external financing to grow our business; (vii) our ability to retain key management personnel; (viii) an economic downturn or recession could impair our portfolio companies and therefore harm our operating results; (ix) our borrowing arrangements impose certain restrictions; (x) changes in interest rates may affect our cost of capital and net operating income; (xi) we cannot incur additional indebtedness unless we maintain an asset coverage of at least 200%, which may affect returns to our shareholder; (xii) we may fail to continue to qualify for our pass-through treatment as a RIC, which could have an affect on shareholder return; (xiii) our common stock price may be volatile; (xiv) our strategy of becoming an asset manager of funds of private assets may not be successful and therefore have a negative impact on our results of operations; and (xv) general business and economic conditions and other risk factors described in our reports filed from time to time with the SEC. We caution readers not to place undue reliance on any such forward-looking statements, which statements are made pursuant to the Private Securities Litigation Reform Act of 1995 and, as such, speak only as of the date made.

Executive Overview

We are the largest U.S. publicly traded private equity fund and one of the largest U.S. publicly traded alternative asset managers that is a member of the S&P 500. We primarily invest in senior debt, mezzanine debt and equity in the buyouts of private companies sponsored by us, the buyouts of private companies sponsored by other private equity firms and provide capital directly to early stage and mature private and small public companies. We also invest in structured finance investments including CMBS, CLO and CDO securities and invest in alternative asset funds managed by us. We are also an alternative asset manager with $17 billion of assets under management as of December 31, 2007, including $5 billion of third party assets. Our primary business objectives are to increase our taxable income, net realized earnings and net asset value by investing in private equity, private debt, private real estate investments, early and late stage technology investments, special situation investments, alternative asset funds managed by us and structured finance investments with attractive current yields and/or potential for equity appreciation and realized gains.

We have two primary lines of business: Investing and Asset Management and Advisory. We derive the majority of our operating income, 79% and 80% in 2007 and 2006, respectively, from our Investing segment, which primarily invests in senior and mezzanine debt and equity of middle market companies. Our Asset Management and Advisory segment provides management advisory services to both our portfolio company investments and our alternative asset funds.

In 2007, the financial services industry was significantly affected by turmoil in the financial markets created by a downturn in the consumer credit cycle, specifically the residential housing market. The growing “credit crisis” has significantly effected the global financial markets. What began as a deterioration of credit quality in the subprime residential mortgage sector has rapidly spread, causing adverse conditions throughout the mortgage banking industry, the broader U.S. housing market and the global financial markets. While the flow of large leveraged buyouts decreased substantially in the second half of 2007 amid the credit markets’ turmoil and the possibility of a recession in 2008, M&A activity has remained strong in the middle market by both strategic and financial buyers. Since our investment focus is on middle market companies with enterprise values of less than $1 billion, we have seen a significantly smaller impact on our business than firms focused on companies valued at $1 billion and higher. During 2007, our total new investments were $7.9 billion.

During 2007, we continued to have strong access to capital despite the recent credit crisis. However, the credit crisis showed signs of affecting our ability to raise capital at the end of 2007 and into 2008. In 2007, we were able to raise $2.3 billion of available equity capital and $2.1 billion of available debt capital, and we also had $4.5 billion of realizations from the exits and repayments of portfolio investments for additional liquidity. We have also been able to grow our capital resources under management in 2007 by raising private equity capital for new alternative asset funds. We do expect that the credit crisis will limit American Capital’s ability to raise public equity and debt capital in 2008. However, we do expect to continue to raise private and public equity capital in 2008 for our alternative asset funds under management and we also expect to have continued liquidity from the realizations of portfolio investments in 2008.

The reduction in available investment capital in the market in second half of 2007 has resulted in more competitive pricing that has driven up expected returns leading to a favorable investing environment. After several years of narrowing spread returns on debt investments due to an excess of available capital, we have begun to see a widening of investment returns in the second half of 2007. Our new senior and subordinated debt originations in the second half of 2007 were priced at 12.5% and 16.2%, respectively, compared to 11.9% and 15.3%, respectively in the preceding twelve month period.

The deterioration in the credit markets created market volatility and illiquidity, resulting in significant declines in the market values of a broad range of investment products and loans. We were not immune to the impacts of these market dynamics as our results in the second half of 2007 clearly indicate through the recording of net unrealized depreciation of $664 million in our investment portfolio compared to net unrealized appreciation of $556 million in the first half of 2007. The majority of the net unrealized depreciation in the second half of 2007 was related to our investments in European Capital, CMBS and commercial CLO and CDO securities, all of which whose valuations were adversely affected by the turmoil in the credit markets. During 2007, we recorded unrealized depreciation of $281 million on our investment in European Capital and $203 million on our investments in CMBS, CLO and CDO securities, primarily in the second half of 2007. The depreciation on these investments was driven primarily by decreases in market prices and not because of a decrease in performance or credit quality of the underlying assets.

Since our IPO through December 31, 2007, we have paid a dividend for 41 consecutive quarters, increased our annual dividend every year of our existence and paid a total of $2.1 billion in dividends to our shareholders, or $26.16 per share (IPO priced at $15.00 per share). As a RIC, we have distributed and currently intend to distribute sufficient dividends to eliminate our taxable income. We can designate dividends paid in our subsequent tax year as dividends of our current taxable income. We were able to retain $219 million of ordinary taxable income and $142 million of taxable long-term capital gains as of December 31, 2007 that will be used to pay dividends in 2008 which will help provide some level of certainty of dividends in 2008.

For the year ended December 31, 2007, we reported net operating income of $594 million, or $3.42 per basic share, net realized earnings of $808 million, or $4.65 per basic share, and net earnings of $700 million, or $4.03 per basic share.

The following is a summary of our 2007 financial performance:

•	Operating income increased $380 million, or 44%, offset by a $216 million, or 51%, increase in operating expenses for an increase in net operating income of $169 million, or 40%;

•	Net unrealized appreciation (depreciation) decreased from $297 million in 2006 to $(108) million in 2007;

•	Net realized gains increased $41 million, or 24%, to $214 million;

•	New investments of $7.9 billion;

•	Realizations of $4.5 billion;

•	Net asset value per share increased $3.46, or 12%, to $32.88; and

•	Assets under management increased from $11 billion to $17 billion.

American Capital Investing Activity

We provide investment capital to middle market companies, which we generally consider to be companies with sales between $10 million and $750 million. We primarily invest in senior debt, mezzanine debt and equity in the buyouts of private companies sponsored by us, the buyouts of private companies sponsored by other private equity firms and directly to early stage and mature private and small public companies. Currently, we will invest up to $800 million in a single middle market transaction in North America. We also invest in CMBS, CLO and CDO securities and invest in alternative asset funds managed by us. For summary financial information by segment and geographic area, see the footnotes to our consolidated financial statements included in “Financial Statements and Supplementary Data.”

We seek to be a long-term partner with our portfolio companies. As a long-term partner, we will invest capital in a portfolio company subsequent to our initial investment if we believe that it can achieve appropriate returns for our investment. Add-on financings fund (i) strategic acquisitions by a portfolio company of either a complete business or specific lines of a business that are related to the portfolio company’s business, (ii) recapitalization of a portfolio company to raise financing on better terms, buyout one or several owners or to pay a dividend, (iii) growth of the portfolio company such as product development or plant expansions, or (iv) working capital for a portfolio company, sometimes in distressed situations, that need capital to fund operating costs, debt service, or growth in receivables or inventory.

The total value of our investment portfolio was $10,928 million, $8,076 million and $5,119 million as of December 31, 2007, 2006 and 2005, respectively. During the year ended December 31, 2007, 2006 and 2005 we originated investments in 89, 80, and 49 portfolio companies, respectively. Our new investments totaled $7,928 million, $5,136 million and $3,714 million during the years ended December 31, 2007, 2006 and 2005, respectively.

The type and aggregate dollar amount of our new investments during the years ended December 31, 2007, 2006 and 2005 were as follows (in millions):

	2007	2006	2005
American Capital Sponsored Buyouts	$3,273	$2,200	$1,588
Financing for Private Equity Buyouts	1,756	1,043	701
Investments in Managed Alternative Asset Funds	474	—	617
Direct Investments	843	263	218
CMBS Investments	499	414	81
CDO/CLO Investments	103	146	19
Add-On Financing for Acquisitions	385	584	157
Add-On Financing for Recapitalizations	489	442	266
Add-On Financing for Growth	7	2	5
Add-On Financing for Working Capital	70	21	47
Add-On Financing for Working Capital in Distressed Situations	29	21	15

Total	$7,928	$5,136	$3,714

During the years ended December 31, 2007, 2006 and 2005, we received cash proceeds from realizations and repayments of portfolio investments, excluding repayments of bridge notes and accrued PIK interest from European Capital, as follows (in millions):

	2007	2006	2005
Principal prepayments	$1,411	$1,223	$688
Senior loan syndications	1,601	456	340
Scheduled principal amortization	74	64	57
Payment of accrued PIK interest and dividend and OID	74	73	34
Sale of CMBS securities	402	—	—
Sale of equity investments	975	1,102	195

Total	$4,537	$2,918	$1,314

Results of Operations

The following analysis of our financial condition and results of operations should be read in conjunction with our consolidated financial statements and the notes thereto.

Our consolidated financial performance, as reflected in our consolidated statements of operations, is composed of the following three primary elements:

•

The first element is “Net operating income,” which is primarily the interest, dividends and prepayment fees earned from investing in debt and equity securities and the fees we earn from portfolio company management, asset management, financing and transaction structuring activities, less our operating expenses and provision for income taxes.

•

The second element is “Net realized gain on investments,” which reflects the difference between the proceeds from an exit of an investment and the cost at which the investment was carried on our consolidated balance sheets and periodic settlements of derivatives.

•

The third element is “Net unrealized appreciation (depreciation) of investments,” which is the net change in the estimated fair value of our investments and the estimated fair value of the future payment streams of our interest rate derivatives, at the end of the period compared with their estimated fair values at the beginning of the period or their stated costs, as appropriate. In addition, our net unrealized appreciation (depreciation) of investments includes the foreign currency translation from converting assets and liabilities denominated in a foreign currency to the U.S. dollar.

The consolidated operating results for the years ended December 31, 2007, 2006 and 2005 were as follows (in millions):

	2007	2006	2005
Operating income	$1,240	$860	$555
Operating expenses	640	424	228

Operating income before income taxes	600	436	327
Provision for income taxes	(6)	(11)	(13)

Net operating income	594	425	314
Net realized gain on investments	214	173	36

Net realized earnings	808	598	350

Net unrealized (depreciation) appreciation of investments	(108)	297	15

Net increase in net assets resulting from operations before cumulative effect of accounting change	700	895	365
Cumulative effect of accounting change, net of tax	—	1	—

Net increase in net assets resulting from operations	$700	$896	$365

Fiscal Year 2007 Compared to Fiscal Year 2006

Net Operating Income

Operating Income

We have two primary lines of business: Investing and Asset Management/Advisory. We derive the majority of our operating income from our Investing segment, which primarily invests in senior and subordinated debt and equity of middle market companies with attractive current yields and/or potential for equity appreciation and realized gains.

Our Asset Management/Advisory segment provides management services to both our portfolio company investments and our alternative asset funds. Our Asset Management/Advisory segment includes financial advisory services provided to our portfolio company investments and includes both management fees for middle market portfolio company management for providing advice and analysis to our middle market portfolio companies, which can be recurring in nature, and transaction structuring and financing fees for structuring, financing and executing middle market portfolio transactions, which may not be recurring in nature. These services are primarily provided by our consolidated operating subsidiary, ACFS. Our Asset Management/Advisory segment also includes our third party alternative asset fund management business. As of December 31, 2007, all of our third party alternative asset fund management services in our Asset Management/Advisory segment are conducted through our wholly-owned portfolio company, American Capital, LLC. Prior to the second quarter of 2007, our third party alternative asset fund management services were conducted through both ECFS, which was deconsolidated in the second quarter of 2007 (See Note 16 to our accompanying consolidated financial statements), and wholly-owned portfolio companies. To the extent American Capital, LLC declares regular quarterly dividends of its net operating income to us, such dividends would be included in our Asset Management/Advisory segment as dividend income. The results for our Asset Management/Advisory segment also include the realized gain (loss) and unrealized appreciation (depreciation) of such wholly-owned portfolio companies.

The following is a summary of our operating income by segment for the years ended December 31, 2007 and 2006 (in millions):

	2007			2006
	Investing	Asset Management/ Advisory	Consolidated	Investing	Asset Management/ Advisory	Consolidated
Interest and dividend income	$958	$41	$999	$667	$2	$669
Fee and other income	22	219	241	22	169	191

Total operating income	$980	$260	$1,240	$689	$171	$860

Investing Segment

Operating income from our Investing segment consisted of the following for the years ended December 31, 2007 and 2006 (in millions):

	2007	2006
Interest income on debt securities	$735	$531
Dividend income on equity securities	213	129
Interest income on bank deposits	10	7

Interest and dividend income	958	667

Prepayment fees	15	10
Other fees	7	12

Fee and other income	22	22

Total operating income	$980	$689

Interest income on debt securities increased by $204 million, or 38%, to $735 million for the year ended December 31, 2007 from $531 million for 2006, primarily due to an increase in our debt investments of 46%, which was partially offset by a decline in the daily weighted average effective interest rate on our debt investments. Dividend income on equity securities increased by $84 million, or 65%, to $213 million for 2007 from $129 million for 2006, primarily due to an increase in our equity investments of 58%.

The following table summarizes selected data for our debt and equity investments, at cost, for the years ended December 31, 2007 and 2006 (dollars in millions):

	2007	2006
Effective interest rate on debt investments, excluding interest rate swaps(1)	11.8%	12.4%
Effective interest rate on debt investments, including interest rate swaps(1)	11.9%	12.6%
Debt investments(1)	$6,227	$4,274
Senior loans as a % of debt investments as of period end	53.8%	47.1%
CMBS investments as a % of debt investments(1)	9.1%	5.8%
CMBS investments as a % of debt and equity investments(1)(2)	5.9%	3.9%
CMBS investments as a % of debt and equity investments as of period end	5.3%	6.3%
Average monthly one-month LIBOR rate	5.2%	5.1%
Effective yield on equity investments(1)(2)	6.3%	6.0%
Equity investments(1)(2)	$3,393	$2,153
Effective interest rate on debt and equity investments, excluding interest rate swaps(1)(2)	9.9%	10.3%
Effective interest rate on debt and equity investments, including interest rate swaps(1)(2)	9.9%	10.4%
Debt and equity investments(1)(2)	$9,620	$6,427

(1)	Daily weighted average.
(2)	Excludes our equity investments in alternative asset fund management portfolio companies.

The daily weighted average effective interest rate on debt investments, including CMBS, excluding interest rate swaps, decreased 60 basis points to 11.8% for the year ended December 31, 2007 from 12.4% for the year ended December 31, 2006. This is primarily due to an (i) increase in our investment in CMBS securities, (ii) an increase in total senior loans as a percentage of our total loan portfolio, and (iii) a contraction of the spreads over LIBOR for our new loan originations primarily from late 2004 through the first half of 2007. However, the spreads over LIBOR for our originations in the second half of 2007 widened and we would expect that spreads on new originations will continue to widen in 2008.

Including the impact of interest rate swaps, our daily average effective interest rate on debt investments decreased 70 basis points to 11.9% for the year ended December 31, 2007 from 12.6% for the year ended December 31, 2006. We attempt to match-fund our liabilities and assets by financing floating rate assets with floating rate liabilities and fixed rate assets with fixed rate liabilities or equity. We enter into interest rate swap agreements to match the interest rate basis of our assets and liabilities, thereby locking in the spread between our asset yield and the cost of our borrowings, and to fulfill our obligations under the terms of our revolving debt funding facilities and asset securitizations. However, our derivatives are considered economic hedges that do not qualify for hedge accounting under SFAS No. 133. Under GAAP, we record the accrual of the periodic interest settlements of interest rate derivatives in net unrealized appreciation (depreciation) of investments and subsequently record the amount as a net realized gain (loss) on investments on the interest settlement date. In 2007 and 2006, the total interest benefit of interest rate derivative agreements included in both net realized gain (loss) on investments and unrealized appreciation (depreciation) of investments was $8 million and $6 million, respectively.

The daily weighted average yield on equity investments increased 30 basis points to 6.3% for the year ended December 31, 2007 from 6.0% for the year ended December 31, 2006. This is primarily due to dividend income recorded on our equity investment in European Capital of $52 million for the year ended December 31, 2007 compared to $20 million for the year ended December 31, 2006.

Asset Management/Advisory Segment

Operating income from our Asset Management/Advisory segment consisted of the following for the years ended December 31, 2007 and 2006 (in millions):

	2007	2006
Dividend income from alternative asset fund management portfolio companies	$41	$2

Dividend income	41	2

Loan financing fees	55	24
Equity financing fees	51	29
Transaction structuring fees	36	38
Alternative asset management fees and reimbursements	34	43
Portfolio company advisory and administrative fees	27	24
Other	16	11

Fee and other income	219	169

Total operating income	$260	$171

Each quarter, our wholly-owned alternative asset fund management portfolio companies declare a dividend of their quarterly net operating income to us. During the second quarter of 2007, all of our wholly-owned alternative asset fund management portfolio companies, including ECFS, were transferred to American Capital, LLC. The net operating income of American Capital, LLC is comprised of the base management fees, profit sharing (called carried interest or incentive fee) and transaction fees it earns less the operating expenses it incurs for providing fund management services. For the year ended December 31, 2007, our wholly-owned alternative asset fund management portfolio companies declared a dividend of $41 million to us based on the following financial results (in millions):

	2007	2006
Revenues
Management fees	$62	$17
Incentive fees	7	—
Transaction fees	23	—
Other	3	—

Total revenues	95	17

Operating expenses	54	15

Net operating income	$41	$2

Prior to the second quarter of 2007, ECFS was a consolidated operating subsidiary that earned alternative asset management fees and expense reimbursement revenues. Prior to its deconsolidation, in the second quarter of 2007, the 2007 alternative asset management fees and reimbursements revenue earned by ECFS were $5 million and $10 million, respectively, for a total of $15 million. For the year ended December 31, 2006, the alternative asset management fees and reimbursement revenues earned by ECFS were $13 million and $28 million, respectively, for a total of $41 million. The additional alternative asset management fees and reimbursements revenue in 2007 and 2006 of $19 million and $2 million, respectively, represents fees for providing advisory and administrative services to our alternative asset fund management portfolio companies, primarily American Capital, LLC.

Loan financing fees for the year ended December 31, 2007 increased $31 million, or 129% over the comparable period in 2006. The increase in loan financing fees for the year ended December 31, 2007 was attributable to an increase in new debt investments of $1,673 million, or 47%, over the comparable period in 2006. The loan financing fees were 1.1% and 0.7% of loan originations for the years ended December 31, 2007 and 2006, respectively. Loan fees received that are representative of additional yield are recorded as OID and accreted into interest income using the effective interest method.

Equity financing fees for the year ended December 31, 2007 increased $22 million or 76% over the comparable period in 2006. The increase in equity financing fees was attributable to an increase in new equity investments of $615 million, or 59%, for the year ended December 31, 2007 over the comparable period in 2006. Equity financing fees were 3.1% and 2.8% of equity financing in the year ended December 31, 2007 and 2006, respectively.

Operating Expenses

Operating expenses increased $216 million, or 51%, for the year ended December 31, 2007 over the comparable period in 2006. Our operating leverage was 1.9% and 1.7% for the years ended December 31, 2007 and 2006, respectively. Operating leverage is our operating expenses plus those of ECFS post-reconsolidation through December 31, 2007, excluding stock-based compensation and interest expense, divided by our total assets under management at period end.

Interest Expense

Interest expense for the year ended December 31, 2007 increased $97 million, or 51%, over the comparable period in 2006. The increase in interest expense for the year ended December 31, 2007 was due to a 51% increase in our weighted average borrowings from $3,021 million for the year ended December 31, 2006 to $4,572 million in the comparable period in 2007. The weighted average interest rate on all of our borrowings for the years ended December 31, 2007 and 2006 was 6.3%.

Salaries, Benefits and Stock-based Compensation

Salaries, benefits and stock-based compensation consisted of the following for the years ended December 31, 2007 and 2006 (in millions):

	2007	2006
Salaries	$165	$109
Benefits	17	13
Stock-based compensation	72	39

Total salaries, benefits and stock-based compensation	$254	$161

The increase in salaries, benefits and stock-based compensation is due to (i) an increase in employees, (ii) annual salary rate increases, and (iii) additional stock-based compensation primarily from our incentive bonus plan. Our number of employees increased 35% from 430 at December 31, 2006 to 580 at December 31, 2007, excluding employees at American Capital, LLC of 104 and 54 at December 31, 2007 and 2006, respectively. The increase in the number of employees is due to our growth; we have added investment professionals and administrative staff as we continue to build our investment platform and our alternative asset management business, including the opening of new offices and expansion of existing offices.

In 2006, we established an incentive bonus plan, which is a non-qualified deferred compensation plan for the purpose of granting bonus awards to our employees. A trust having segregated accounts for each employee was established as required by the plan. Cash bonus awards under the plan are determined by our Compensation and Corporate Governance Committee and are contributed to the trust. The trust invests the cash bonus awards in our common stock by purchasing shares of our common stock on the open market. The awards under the plan are accounted for as a grant of unvested stock. We record stock-based compensation expense based on the cash bonus award invested in our stock. The compensation cost for awards with service conditions is recognized using the straight-line attribution method over the requisite service period. The compensation cost for awards with performance and service conditions is recognized using the accelerated attribution method over the requisite service period. During the years ended December 31, 2007 and 2006, we recorded $46 million and $19 million, respectively, of stock-based compensation related to the incentive bonus plan.

We also have stock option plans, which provide for the granting of options to employees and non-employee directors to purchase shares of our common stock at a price of not less than the fair market value of the common stock on the date of grant. During the years ended December 31, 2007 and 2006, we recorded $25 million and $16 million, respectively, of stock-based compensation related to stock options. In addition to an increase in employees during 2007, the $9 million increase in stock-based compensation expense during 2007 was attributable to $3 million of additional stock-based compensation expense associated with a tender offer to amend certain stock options (See Note 5 to our consolidated financial statements).

General and Administrative Expenses

General and administrative expenses increased $26 million, or 36%, to $99 million in the year ended December 31, 2007 from $73 million in the comparable period in 2006. The increase is primarily due to additional overhead attributable to the increase in the number of employees, the opening of new offices and expansion of existing offices, higher employee recruiting costs and rent expense, as well as higher legal and board of director fees.

Provision for Income Taxes

We operate to qualify as a RIC under Subchapter M of the Code. Our tax year ends on September 30. If we continue to qualify as a RIC we will not be subject to federal income tax on the portion of our investment company ordinary taxable income and long-term capital gains we distribute to our shareholders.

As permitted by the Code, a RIC can designate dividends paid in the subsequent tax year as dividends of current year ordinary taxable income and long-term capital gains if those dividends are both declared by the extended due date of the RIC’s federal income tax return and paid to shareholders by the last day of the subsequent tax year. Accordingly, dividends declared by June 16, 2008, the extended due date of our return, and paid by September 30, 2008, will be comprised of a portion of our ordinary taxable income and all of our long-term capital gain income from the tax year ended September 30, 2007. As of December 31, 2007, we had undistributed ordinary taxable income of $219 million and undistributed net long-term capital gains of $142 million. These amounts exclude any undistributed net short-term and long-term capital gains for our tax year beginning October 1, 2007.

We are also subject to a nondeductible federal excise tax of 4% if we do not distribute at least 98% of our investment company ordinary taxable income, excluding net short-term capital gains, in any calendar year and 98% of our taxable capital gains for each one-year period ending October 31, including any undistributed income from the prior excise tax year. For the calendar years ended December 31, 2007 and 2006 and the one-year periods ending October 31, 2007 and 2006, we did not distribute at least 98% of our ordinary taxable income and capital gains, respectively, and paid the 4% excise tax. For the years ended December 31, 2007 and 2006, we accrued $7 million and $4 million, respectively, of excise tax attributable to undistributed ordinary income, which is included in our provision for income taxes on the accompanying consolidated statements of operations. For the years ended December 31, 2007 and 2006, we accrued $6 million and $2 million, respectively, of excise tax attributable to undistributed capital gains, which is included in net realized gains on the accompanying consolidated statements of operations.

Net Realized Gain (Loss) on Investments

Our net realized gain (loss) on investments for the years ended December 31, 2007 and 2006 consisted of the following (in millions):

	2007	2006
Sale to American Capital Equity II, LP	$78	$—
Ranpak Acquisition Company	64	—
Evans Analytical Group, LLC	50	—
ACSAB, LLC	45	—
SAV Holdings, Inc.	43	—
The Hygenic Corporation	22	—
Sale to American Capital Equity I, LLC	—	59
KAC Holdings, Inc.	1	47
WWC Acquisitions, Inc.	1	38
Iowa Mold Tooling Co., Inc.	1	36
3SI Acquisition Holdings, Inc.	1	27
ASC Industries, Inc.	—	25
Jones Stephens Corp.	1	25
Bankruptcy Management Solutions, Inc.	—	22
Network for Medical Communication & Research, LLC	—	22
Other, net	56	55

Total gross realized portfolio gains	$363	$356

Stravina Holdings, Inc.	(45)	(19)
New Starcom Holdings, Inc.	(43)	—
Sale of 22 CMBS Investments	(22)	—
Logex Corporation	(21)	(7)
Flexi-Mat Holdings, Inc.	(5)	(31)
Weber Nickel Technologies, Ltd.	—	(29)
UAV Corporation	—	(15)
nSpired Holdings, Inc.	—	(14)
Halex Holdings, Inc.	—	(11)
American Decorative Surfaces International, Inc.	1	(16)
Other, net	(30)	(39)

Total gross realized portfolio losses	$(165)	$(181)

Total net realized portfolio gains	$198	$175
Interest rate derivative periodic receipts, net	10	6
Interest rate derivative termination receipt, net	7	9
Foreign currency translation	5	—
Taxes on net realized gains	(6)	(17)

Total net realized gains	$214	$173

In October 2007, we sold approximately 17% of our equity investments (other than warrants issued with debt investments) in 80 portfolio companies for an aggregate purchase price of $488 million to ACE II. ACE II is a private equity fund with $585 million of equity commitments from third party investors. The remaining $97 million equity commitment will be used by ACE II to fund add-on investments in the 80 portfolio companies. In addition, 10%, or $58.5 million, of the $585 million of equity commitments are recallable for additional co-investments with American Capital once they have been distributed to the third party ACE II investors. American Capital, LLC will manage ACE II in exchange for a 2% annual management fee on the cost basis of the assets of the fund and a 10% to 30% carried interest in the net profits of the fund, subject to certain hurdles. We recorded a total net realized gain of $78 million upon the sale of the $488 million of investments. In accordance with FASB SFAS No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities (“SFAS No. 140”), we included in our sale proceeds the fair value of the management agreement associated with the $488 million of investments sold. The fair value of this portion of the contract was determined to be $20 million and was treated as being contributed to American Capital, LLC and included in our cost basis in our investment in American Capital, LLC. As a result, our $78 million of net realized gain on the transaction includes $20 million of a realized gain for the value of a portion of the management agreement received as sale proceeds.

During the second quarter of 2007, our portfolio company Ranpak Acquisition Company (“Ranpak”) recapitalized its balance sheet that included a partial redemption of its redeemable preferred stock. As part of the recapitalization, we received $71 million in proceeds for the partial redemption of our preferred stock investment in Ranpak, including full repayment of related accrued dividends, realizing a gain of $19 million. In addition, during the fourth quarter, we received full repayment of our remaining $107 million subordinated debt investment in Ranpak and sold all of our equity interest for $119 million in proceeds realizing a total gain of $45 million, offset by the reversal of unrealized appreciation of $56 million. The gain that we recognized included escrowed proceeds that we expect to receive of $1 million.

During 2007, a newly formed holding company, EAG Limited, closed on an IPO and began trading on the London Stock Exchange. As part of the offering, we sold all our shares in our portfolio company, EAG Acquisition, LLC, for proceeds of $55 million and received full repayment of our $104 million senior and subordinated debt investment. We realized a total gain of $50 million offset by a reversal of unrealized appreciation of $26 million.

Our portfolio company ACSAB, LLC (“ACSAB”) held an investment in ASAlliances Biofuels, LLC (“ASAlliances”). During 2007, ASAlliances was sold to VeraSun Energy Corporation (“VeraSun”) (NYSE: VSE) for cash and stock consideration. ACSAB distributed to us our share of its sale proceeds, after tax, consisting of cash, stock of VeraSun and an escrow that holds additional stock of VeraSun with a total value of $73 million. The value of the VeraSun stock was $32 million and the expected proceeds of the escrow are $13 million. As part of the sale transaction, we also received full repayment of our $48 million subordinated debt investment in ASAlliances. We recorded a total realized gain on the transaction of $45 million offset by a reversal of unrealized appreciation of $55 million.

During 2007, we received full repayment of our remaining $29 million senior and subordinated debt investments in SAV Holdings, Inc. and sold all of our equity interests for $66 million in proceeds realizing a total gain of $43 million offset by a reversal of unrealized appreciation of $49 million. The gain that we recognized included escrowed proceeds that we expect to receive of $6 million.

During 2007, we received full repayment of our remaining $18 million senior debt investment in The Hygenic Corporation and sold all of our equity interests for $22 million in proceeds realizing a total gain of $22 million offset by a reversal of unrealized appreciation of $22 million. The gain that we recognized included escrowed proceeds that we expect to receive of $1 million.

During 2007, Stravina Holdings, Inc. (“Stravina”) initiated an assignment of its assets for the benefit of its creditors, which is an out of court liquidation process. We received $2 million of sale proceeds and expect to receive a minimal amount of proceeds from the liquidation of the remaining assets of Stravina. We deemed our common stock and debt investments as worthless and we wrote them off with the exception of a senior debt investment with a fair value $0.1 million that we expect to receive payments from the additional liquidation proceeds. We realized a loss of $45 million fully offset by a reversal of unrealized depreciation.

During 2007, New Starcom Holdings, Inc. sold one of its operating subsidiaries and ceased all of its other operations. We do not expect to receive any proceeds from our subordinated debt or equity investment and deemed our investments to be worthless recognizing a realized loss of $43 million fully offset by a reversal of unrealized depreciation.

During 2007, we sold our investments in 121 subordinated tranches of bonds in 22 CMBS trusts to ACAS CRE CDO, a new commercial real estate collateralized debt obligation trust. Our cost basis in the CMBS bonds sold to ACAS CRE CDO was $642 million with a principal balance of $1.2 billion. Third party investors in ACAS CRE CDO purchased AAA through A-bonds for a total purchase price of $411 million with a principal balance of $412 million. We purchased investment grade and non-investment grade notes and preferred shares of ACAS CRE CDO for a total purchase price of $215 million with a principal balance of $763 million. In accordance with SFAS No. 140, the securities that we purchased are considered to be beneficial interests in the sold CMBS bonds that are retained by us. The beneficial interests that continue to be held by us were measured at the date of transfer by allocating the previous carrying amount of the sold CMBS bonds between the ACAS CRE CDO notes sold to third parties and the ACAS CRE CDO notes and preferred shares that we continue to hold based on their relative fair values. American Capital, LLC, serves as the collateral manager for ACAS CRE CDO in exchange for an annual senior management fee of 7.5 basis points and a subordinate fee of 7.5 basis points. In accordance with SFAS No. 140, the fair value of the collateral management agreement estimated to be $2 million was included as additional sale proceeds and treated as being contributed to American Capital, LLC increasing our cost basis in that portfolio investment. We recorded a net realized loss of $22 million in 2007 related to this transaction offset by a reversal of unrealized depreciation of $17 million.

During 2007, the operating assets of Logex Corporation were sold pursuant to an asset purchase and sale agreement. We received cash proceeds from the sale of the operating assets as partial payment on our subordinated debt investments and expect to receive additional payments on our subordinated debt investments from sale proceeds held in escrow. We deemed our equity investments and subordinated debt investments that will not be repaid with any of the sale proceeds held in escrow, as worthless and wrote off the securities realizing a loss of $21 million fully offset by a reversal of unrealized depreciation.

During 2006, we entered into a purchase and sale agreement with ACE I for the sale of approximately 30% of our equity investments (other than warrants issued with debt investments) in 96 portfolio companies. ACE I is a private equity fund with $1 billion of equity commitments from third party investors. The aggregate purchase price was $671 million. Also, ACE I co-invested with American Capital in an amount equal to 30% of equity investments made by American Capital between October 2006 and November 2007 until the $329 million remaining equity commitment was exhausted. American Capital, LLC manages ACE I in exchange for a 2% annual management fee on the net cost basis of ACE I and a 10% to 30% carried interest in the net profits of ACE I, subject to certain hurdles. We recorded a total net realized gain of $59 million upon the sale of the $671 million of investments. In accordance with SFAS No. 140, we included in our sale proceeds the fair value of the management agreement associated with the $671 million of investments sold. The fair value of this portion of the contract was determined to be $16 million and was treated as being contributed to American Capital, LLC increasing our cost basis in our investment in American Capital, LLC. As a result, our $59 million of net realized gain on the transaction includes $16 million of a realized gain for the value of a portion of the management agreement received as sale proceeds.

During 2006, we received full repayment of our remaining $23 million subordinated debt investment in KAC Holdings, Inc. and sold all of our common and preferred equity investment for $65 million in proceeds realizing a total gain of $47 million offset by a reversal of unrealized appreciation of $49 million. The gain that we recognized included escrowed proceeds of $5 million.

During 2006, we received full repayment of our $33 million senior and subordinated debt investment in WWC Acquisitions, Inc. and sold all of our common equity investment for $51 million in proceeds realizing a total gain of $38 million offset by a reversal of unrealized appreciation of $42 million. The gain that we recognized included escrowed proceeds of $2 million. We provided the purchasers with $96 million of new senior debt financing at market terms.

During 2006, we received full repayment of our remaining $16 million subordinated debt investment in Iowa Mold Tooling Co., Inc. and sold all of our common and preferred equity for $78 million in proceeds realizing a total gain of $36 million offset by a reversal of unrealized appreciation of $21 million. The gain that we recognized included escrowed proceeds of $5 million.

During 2006, we received full repayment of our remaining $40 million subordinated debt investment in 3SI Acquisition Holdings, Inc. and sold all of our common equity for $53 million in proceeds realizing a total gain of $27 million offset by a reversal of unrealized appreciation of $28 million. The gain that we recognized included escrowed proceeds of $4 million.

During 2006, we received full repayment of our $21 million subordinated debt investment in ASC Industries, Inc. and sold all of our equity investments for $35 million in proceeds realizing a total gain of $25 million offset by a reversal of unrealized appreciation of $19 million.

During 2006, we received full repayment of our $23 million subordinated debt investment in Jones Stephens Corp. and sold all of our common and preferred equity for $38 million in proceeds realizing a total gain of $25 million offset by a reversal of unrealized appreciation of $31 million. The gain that we recognized included escrowed proceeds of $5 million. We provided $22 million of subordinated debt financing to the purchasers of Jones Stephens.

During 2006, we received full repayment of our remaining $47 million senior and subordinated debt investments in Bankruptcy Management Solutions, Inc. and sold all of our common equity for $21 million in proceeds realizing a total gain of $22 million offset by a reversal of unrealized appreciation of $21 million.

During 2006, we received full repayment of our remaining $10 million subordinated debt investment in Network for Medical Communication & Research, LLC and sold all of our common equity warrants for $22 million in proceeds realizing a total gain of $22 million offset by a reversal of unrealized appreciation of $23 million. The gain that we recognized included escrowed proceeds of $1 million.

During 2006, we surrendered all of our equity securities and a portion of our debt securities in Flexi-Mat Holdings, Inc. (“Flexi-Mat”) that we believe did not have any fair value on the date of transfer. We recorded a realized loss of $31 million offset by a reversal of unrealized depreciation of $20 million. We continued to own a senior debt investment in Flex-Mat. During 2007, we determined that our remaining senior debt investment in Flexi-Mat was worthless and wrote off our remaining investment realizing a loss of $5 million.

During 2006, Weber Nickel Technologies, Ltd. (“Weber”) filed for bankruptcy protection in Canada under the Companies’ Creditors Arrangement Act. Although we were pursuing our claims, we did not expect to receive any proceeds from our subordinated debt or equity investment in Weber. We deemed our investments to be worthless and recognized a realized loss of $29 million fully offset by a reversal of unrealized depreciation.

For the tax year ended September 30, 2006, we had net long-term capital gains of $43 million. We elected to retain such capital gains and pay a federal tax on behalf of our shareholders of $15 million, which is included in our net realized gains. In addition, for the one-year periods ending on October 31, 2007 and 2006, we did not distribute at least 98% of our taxable net capital gains. For the years ended December 31, 2007 and 2006, we accrued $6 million and $2 million, respectively, of excise tax distributable to undistributed capital gains, which is included in net realized gains.

We record the accrual of the periodic interest settlements of interest rate swaps in net unrealized appreciation (depreciation) of investments and subsequently record the amount as a realized gain (loss) on investments on the interest settlement date. Cash payments received or paid for the termination of an interest rate derivative agreement is recorded as a realized gain or loss upon termination. We recorded a net realized gain of $10 million and $6 million, during 2007 and 2006, respectively, for the periodic interest settlements of interest rate swaps. The favorable periodic interest settlements in 2007 as compared to the prior year are due primarily to the increase in the average LIBOR in 2007 as compared to 2006. In 2007 and 2006, we also terminated interest rate derivative agreements prior to their maturity resulting in a net cash settlement and net realized gain to us of $7 million and $9 million, respectively.

Unrealized Appreciation (Depreciation) of Investments

The net unrealized appreciation (depreciation) of investments is based on valuations approved by our Board of Directors. The following table itemizes the change in net unrealized appreciation (depreciation) of investments for the years ended December 31, 2007 and 2006 (dollars in millions):

	2007		2006
	Number of Companies	Amount	Number of Companies	Amount
Gross unrealized appreciation of private finance portfolio company investments	71	$642	56	$696
Gross unrealized depreciation of private finance portfolio company investments	48	(523)	46	(377)

Net unrealized appreciation of private finance portfolio company investments		119		319
Net unrealized appreciation of American Capital, LLC(1)(2)		406		20
Net unrealized (depreciation) appreciation of European Capital Limited(2)		(281)		63
Net unrealized (depreciation) appreciation of CMBS, CLO and CDO investments		(203)		2
Reversal of prior period net unrealized appreciation upon a realization		(167)		(128)

Net unrealized (depreciation) appreciation of portfolio company investments		(126)		276
Foreign currency translation		98		32
Derivative agreements		(80)		(11)

Net unrealized (depreciation) appreciation of investments		$(108)		$297

(1)	Amounts include appreciation of subsidiaries of American Capital, LLC.
(2)	Excludes foreign currency translation.

As discussed in Note 16 to our accompanying consolidated financial statements, ECFS, a wholly-owned operating subsidiary, was deconsolidated prospectively during the second quarter of 2007. In addition, during the second quarter of 2007, we formed a parent holding company, American Capital, LLC, to hold all of our wholly-owned third party alternative asset fund managers and transferred the ownership of ECFS and our other two wholly-owned third party alternative asset fund managers that were portfolio company investments, ACEM and ACAM, to American Capital, LLC. American Capital, LLC is accounted for as a portfolio company investment and carried at a fair value of $477 million on our balance sheet at December 31, 2007. During 2007, we recognized $406 million of unrealized appreciation on our investment in American Capital, LLC, which was primarily driven by the appreciation associated with ECFS which was accounted for at fair value for the first time in the second quarter upon deconsolidation. The appreciation associated with ECFS recorded in the second quarter of 2007 was developed over the period since its inception in the fourth quarter of 2005. As discussed below, our Board of Directors also engaged Houlihan Lokey to review our determination of the fair value of American Capital, LLC as of December 31, 2007.

We have a 67% controlling majority-owned interest in European Capital, a company publicly traded on the London Stock Exchange under the ticker symbol “ECAS”. The depreciation of our investment of European Capital of $281 million for the year ended December 31, 2007 was driven by the decline in the market quote of European Capital from its IPO price of €9.84 per share to a closing market quote of €6.975 per share as of December 31, 2007. As outlined in our accounting policy for determining fair value, for securities of companies that are publicly traded for which we have a majority-owned interest, the value is based on the closing market quote on the valuation date plus a control premium if our Board of Directors determines in good faith that additional value above the closing market quote would be obtainable upon transfer of control. European Capital is a non-registered investment company that values its investments at fair value and therefore its net asset value reflects the fair value of its investments and its net asset value per share was €9.73 per share as of December 31, 2007. As of December 31, 2007, the fair value of our controlling majority-owned interest in European Capital was determined to be €7.88 per share which was based on the closing market quote plus a control premium of 13%. Including the impact of foreign currency translation, our investment in European Capital was valued at $839 million as of December 31, 2007. If we were not to apply a control premium to the closing market quote, our investment in European Capital would have been valued at $742 million as of December 31, 2007. A control premium was applied to the closing market quote as it was determined in good faith by our Board of Directors that additional value above the closing market quote would be obtainable upon transfer of control of European Capital. The purchaser of the majority-owned controlling interest in European Capital has the ability to realize the net asset value and take advantage of synergies and other benefits that flow from control over European Capital, including access to its related portfolio companies.

A purchaser of a controlling interest in European Capital would have the ability to obtain control of the board of directors of European Capital. The board of directors of European Capital has the ability to control all significant decisions of European Capital including, among others, the right to (i) sell investments, (ii) direct the investment manager’s investment policies, (iii) provide direction of the management of the fund, (iv) terminate (with shareholder approval) and hire an investment manager and (v) declare dividends. The ability to maximize the net asset value as a controlling shareholder was a significant factor in determining the control premium to apply to the closing price of European Capital in determining its fair value. We also considered that we have a controlling interest in its investment manager, through our controlling interest in American Capital, LLC, in addition to our controlling interest in European Capital and that the combined individual fair values of these two controlled portfolio companies equaled the fair value of the entities on a combined basis. As discussed below, our Board of Directors also engaged Houlihan Lokey to review our determination of the fair value of European Capital and American Capital, LLC as of December 31, 2007.

During the year ended December 31, 2007, we recorded net unrealized depreciation of $203 million on our CMBS, CLO and CDO investments. The unrealized depreciation was driven primarily by decreased pricing in the market due to widening spreads on these types of structured finance investments, particularly in the second half of 2007. The depreciation was not driven by credit quality of the underlying loan pools as the investments have performed as originally underwritten.

Our Board of Directors is responsible for determining the fair value of our portfolio investments on a quarterly basis. In that regard, the board retains Houlihan Lokey to assist it by regularly reviewing a designated selection of our fair value determinations. Houlihan Lokey is a leading valuation firm in the U.S., engaged in over 1,000 valuation assignments per year for clients worldwide. Each quarter, Houlihan Lokey reviews approximately one quarter of our determination of the fair value of American Capital’s portfolio company investments that have been portfolio companies for at least one year and that have a fair value in excess of $25 million, in accordance with our valuation procedures.

In 2007 and 2006, Houlihan Lokey reviewed our valuations of 77 and 96 portfolio companies, respectively, having an aggregate $6.4 billion and $4.9 billion in fair value, respectively, as reflected in our consolidated financial statements as of the respective period ends. In addition, Houlihan Lokey representatives attend our quarterly valuation meetings and provide periodic reports and recommendations to the Audit and Compliance Committee of our Board of Directors. For those portfolio company investments that Houlihan Lokey has reviewed using the scope of review set forth by our Board of Directors and in accordance with our valuation procedures, our Board of Directors has made a fair value determination that is within the aggregate range of fair value for such investments as determined by Houlihan Lokey.

In addition to its standard scope as discussed above, American Capital’s Board of Directors engaged Houlihan Lokey to review the valuations of European Capital and American Capital, LLC. As of December 31,

2007, the fair value of each of these investments, as determined by American Capital’s Board of Directors, is within the range of fair value for the investments as determined by Houlihan Lokey.

Houlihan Lokey has been engaged, or may in the future be engaged, directly by us or our portfolio companies to provide investment banking services.

We have a limited amount of investments in portfolio companies, including European Capital, for which the investment is denominated in a foreign currency, primarily the Euro. We also have other assets and liabilities denominated in foreign currencies. Fluctuations in exchange rates therefore impact our financial condition and results of operations, as reported in U.S. dollars. During 2007, the foreign currency translation adjustment recorded in our consolidated statements of operations as unrealized appreciation was $98 million, primarily as a result of the Euro appreciating against the U.S. dollar.

The fair value of the derivative agreements represents the estimated net present value of the future cash flows using a forward interest rate yield curve in effect at the end of the period. A negative fair value would represent an amount we would have to pay the other party and a positive fair value would represent an amount we would receive from the other party to terminate the agreement. They appreciate or depreciate based on relative market interest rates and their remaining term to maturity. The change in fair value is recorded as unrealized appreciation (depreciation) of derivative agreements. The decrease in the fair value of our derivative agreements in the year ended December 31, 2007 is primarily due to a decrease in the forward interest rate yield curve during the year.

Fiscal Year 2006 Compared to Fiscal Year 2005

Operating Income

The following is a summary of our operating income by segment for the years ended December 31, 2006 and 2005 (in millions):

	2006			2005
	Investing	Asset Management/ Advisory	Consolidated	Investing	Asset Management/ Advisory	Consolidated
Interest and dividend income	$667	$2	$669	$426	—	$426
Fee and other income	22	169	191	19	110	129

Total operating income	$689	$171	$860	$445	$110	$555

Investing Segment

Operating income from our Investing segment consisted of the following for the years ended December 31, 2006 and 2005 (in millions):

	2006	2005
Interest income on debt securities	$531	$383
Dividend income on equity securities	129	39
Interest income on bank deposits	7	4

Interest and dividend income	667	426

Prepayment fees	10	11
Other fees	12	8

Fee and other income	22	19

Total operating income	$689	$445

Interest income on debt securities increased by $148 million, or 39%, to $531 million for 2006 from $383 million for 2005, primarily due to an increase in our debt investments of 68% which was partially offset by a decline in the daily weighted average effective interest rate on our debt investments. Dividend income on equity securities increased by $90 million, or 231%, to $129 million for 2006 from $39 million for 2005, due primarily to an increase in prefer stock investments and an increase in dividends from our common equity investments. We have grown our investments in equity securities, excluding CMBS, CLO and CDO securities, to a fair value of $2.8 billion as of December 31, 2006, a 64% increase over the prior year. Although these investments do not produce a significant amount of current income, we expect to experience future net realized gains from these equity investments if they continue to appreciate in value. In addition, we received cash dividends from common equity investments of $34 million from ten portfolio companies in 2006 compared to $2 million from three portfolio companies in 2005. Included in the $34 million of dividend income from common equity investments in 2006 was $20 million of dividends from our investment in European Capital.

The following table summarizes selected data for our debt and equity investments, at cost, for the years ended December 31, 2006 and 2005 (dollars in millions):

	2006	2005
Effective interest rate on debt investments, excluding interest rate swaps(1)	12.4%	13.0%
Effective interest rate on debt investments, including interest rate swaps(1)	12.6%	12.7%
Debt investments(1)	$4,274	$2,949
Senior loans as a % of debt investments as of period end	47.1%	44.0%
CMBS investments as a % of debt investments(1)	5.8%	—
CMBS investments as a % of debt and equity investments(1)(2)	3.9%	—
CMBS investments as a % of debt and equity investments as of period end	6.3%	—
Average monthly one-month LIBOR rate	5.1%	3.5%
Effective yield on equity investments(1)(2)	6.0%	3.5%
Equity investments(1)(2)	$2,153	$1,107
Effective interest rate on debt and equity investments, excluding interest rate swaps(1)(2)	10.3%	10.4%
Effective interest rate on debt and equity investments, including interest rate swaps(1)(2)	10.4%	10.2%
Debt and equity investments(1)(2)	$6,427	$4,056

(1)	Daily weighted average.
(2)	Excludes our equity investments in alternative asset fund management portfolio companies.

The daily weighted average effective interest rate on debt investments, including CMBS, excluding interest rate swaps, decreased 60 basis points to 12.4% in 2006 from 13.0% in 2005. This is primarily due to an (i) increase in our investment in CMBS securities, (ii) an increase in total senior loans as a percentage of our total loan portfolio, and (iii) a contraction of the spreads over LIBOR for our new loan originations due to increased competition in the marketplace. Including the impact of interest rate swaps, our daily average effective interest rate on debt investments decreased 10 basis points to 12.6% in 2006 from 12.7% in 2005. In 2006 and 2005, the total interest (cost) benefit of interest rate derivative agreements included in both net realized gain (loss) on investments and unrealized appreciation (depreciation) of investments was $6 million and $(9) million, respectively.

The daily weighted average yield on equity investments increased 250 basis points to 6.0% in 2006 from 3.5% in 2005. This is primarily due to the recording of $20 million of dividend income in 2006 from our common equity investment in European Capital.

Asset Management/Advisory Segment

Operating income from our Asset Management/Advisory segment consisted of the following for the years ended December 31, 2006 and 2005 (in millions):

	2006	2005
Dividend income from alternative asset fund management portfolio companies	$2	$—

Dividend income	2	—

Loan financing fees	24	18
Equity financing fees	29	25
Transaction structuring fees	38	28
Alternative asset management fees and reimbursements	43	14
Portfolio company advisory and administrative fees	24	19
Other	11	6

Fee and other income	169	110

Total operating income	$171	$110

Dividend Income

Our wholly-owned alternative asset fund management portfolio companies declare a dividend of their quarterly net operating income to us. For the years ended December 31, 2006 and 2005, our wholly-owned alternative asset fund management portfolio companies declared dividends of $2 million and $0 million, respectively.

Fee and Other Income

For the year ended December 31, 2006, the fund asset management fees and reimbursement revenues earned by ECFS were $13 million and $28 million, respectively. For the year ended December 31, 2005, the fund asset management fees and reimbursements revenue earned by ECFS was $3 and $11 million, respectively.

Loan financing fees for the year ended December 31, 2006 increased $6 million, or 33% over the comparable period in 2005. The increase in loan financing fees was attributable to an increase in new debt investments from $2,257 million in 2005 to $3,527 million in 2006. The loan financing fees were 0.7% and 0.8% of loan originations in 2006 and 2005. Loan fees received that are representative of additional yield are recorded as original issue discount and accreted into interest income using the effective interest method.

Equity financing fees for the year ended December 31, 2006 increased $4 million, or 16% over the comparable period in 2005. The increase in equity financing fees was attributable to an increase in new equity investments from $760 million in 2005 to $1,048 million in 2006. Equity financing fees were 2.8% and 3.3% of equity financing in 2006 and 2005, respectively.

In 2006, we recorded $38 million in transaction structuring fees for 17 American Capital sponsored buyout investments and three add-on financings for acquisitions totaling $2,298 million of American Capital financing. In 2005, we recorded $28 million in transaction structuring fees for 18 buyout investments and two add-on financings for acquisitions totaling $1,662 million of American Capital financing. The transaction structuring fees were 1.7% of American Capital financing in both 2006 and 2005, respectively.

Operating Expenses

Operating expenses increased $196 million, or 86%, over the comparable period in 2005. Our operating leverage was 1.7% and 2.0% for the years ended December 31, 2006 and 2005, respectively. Operating leverage is our operating expenses, excluding stock-based compensation and interest expense, divided by our total assets under management at period end.

Interest Expense

Interest expense for the year ended December 31, 2006 increased $89 million, or 88%, over the comparable period in 2005. The increase in interest expense is due both to an increase in our weighted average borrowings from $1,892 million for 2005 to $3,021 million for 2006 and to an increase in our weighted average interest rate on outstanding borrowings, including amortization of deferred finance costs, from 5.32% for 2005 to 6.28% for 2006. As discussed above, the increase in the weighted average interest rate is primarily due to an increase in the average LIBOR rates in 2006.

Salaries, Benefits and Stock-based Compensation

Salaries, benefits and stock-based compensation consisted of the following for the years ended December 31, 2006 and 2005 (in millions):

	2006	2005
Salaries	$109	$64
Benefits	13	8
Stock-based compensation	39	14

Total salaries, benefits and stock-based compensation	$161	$86

The increase in salaries, benefits and stock-based compensation is due to (i) an increase in employees, (ii) annual salary rate increases, and (iii) additional stock-based compensation primarily from our incentive bonus plan. Our number of employees increased 49% from 289 at December 31, 2005 to 430 at December 31, 2006. The increase in the number of employees is due to our growth; we have added investment professionals and administrative staff as we continue to build our investment platform and our asset management business, including the opening of new offices and expansion of existing offices.

In 2006, we established our incentive bonus plan, which is a non-qualified deferred compensation plan for the purpose of granting bonus awards to our employees. During the year ended December 31, 2006, we recorded $19 million of stock-based compensation related to the incentive bonus plan. We also have stock option plans, which provide for the granting of options to employees and non-employee directors to purchase shares of our common stock at a price of not less than the fair market value of the common stock on the date of grant. During the years ended December 31, 2006 and 2005, we recorded $16 million and $14 million, respectively, of stock-based compensation related to stock options.

General and Administrative Expenses

General and administrative expenses increased from $41 million in 2005 to $73 million in 2006. The increase is primarily due to additional overhead attributable to the increase in the number of employees, the opening of new offices and expansion of existing offices, higher employee recruiting costs and rent expense, as well as higher legal and board of director fees.

Provision for Income Taxes

We are subject to a nondeductible federal excise tax of 4% if we do not distribute at least 98% of our ordinary taxable income in any calendar year and 98% of our taxable capital gain net income for each one-year period ending on October 31, including any undistributed income from the prior excise tax year. For the calendar years ended December 31, 2006 and 2005, and the one-year period ending October 31, 2006 and 2005, we did not distribute at least 98% of our ordinary taxable income and capital gains, respectively, and paid the 4% excise tax. For the years ended December 31, 2006 and 2005, we accrued $4 million and $2 million, respectively, of excise tax attributable to undistributed ordinary income, which is included in our provision for income taxes on the accompanying consolidated statement of operations.

Our consolidated taxable operating subsidiaries, ACFS and ECFS, are subject to corporate level federal, state and local income tax in their respective jurisdictions. For the years ended December 31, 2006 and 2005, we recorded a tax provision of $7 million and $11 million, respectively, attributable to our taxable operating subsidiaries.

Net Realized Gains (Losses) on Investments

Our net realized gains (losses) on investments for the years ended December 31, 2006 and 2005 consisted of the following (in millions):

	2006	2005
Sale to American Capital Equity I, LLC	$59	$—
KAC Holdings, Inc.	47	—
WWC Acquisitions, Inc.	38	—
Iowa Mold Tooling Co., Inc.	36	—
3SI Acquisition Holdings, Inc.	27	—
ASC Industries, Inc.	25	—
Jones Stephens Corp.	25	—
Bankruptcy Management Solutions, Inc.	22	—
Network for Medical Communication & Research, LLC	22	—
Escort, Inc.	6	52
Roadrunner Freight Systems, Inc.	—	26
CIVCO Holding, Inc.	—	13
Automatic Bar Controls, Inc.	1	12
The Tensar Corporation	—	11
Other, net	48	33

Total gross realized portfolio gains	$356	$147

Flexi-Mat Holdings, Inc.	(31)	—
Weber Nickel Technologies, Ltd.	(29)	—
American Decorative Surfaces International, Inc.	(16)	(23)
S-Tran Holdings, Inc.	(7)	(22)
Optima Bus Corporation	(6)	(14)
KIC Holdings, Inc.	(5)	(15)
Other, net	(87)	(28)

Total gross realized portfolio losses	$(181)	$(102)

Total net realized portfolio gains	175	45
Interest rate derivative periodic receipts (payments), net	6	(10)
Interest rate derivative termination receipt, net	9	1
Foreign currency translation	—	—
Taxes on net realized gains	(17)	—

Total net realized gains	$173	$36

See “Fiscal Year 2007 Compared to Fiscal Year 2006” for discussion on the net realized gains (losses) for the year ended December 31, 2006.

During 2005, we received full repayment of our $27 million senior and subordinated debt investments in Escort, Inc. and sold all of preferred equity and a portion of common equity for $62 million in proceeds realizing a total gain of $52 million offset by a reversal of unrealized appreciation of $49 million. We retained a 9% fully diluted common equity interest in the newly capitalized Escort, renamed Radar Detection Holdings Corp., and provided $13 million of senior debt financing to the purchasers for the transaction. The gain that we recognized included escrowed proceeds of $1 million.

During 2005, we received full repayment of our remaining $5 million subordinated debt investments in Roadrunner Freight Systems, Inc. and sold all of our equity investments in Roadrunner Freight consisting of our common stock and common stock warrants for $42 million in proceeds realizing a total gain of $26 million offset by a reversal of unrealized appreciation of $24 million. We provided $24 million of subordinated bridge debt financing to the purchasers for which we subsequently received full repayment in 2005.

During 2005, we sold our common stock investment and a portion of our preferred stock and common stock warrant investments in American Decorative Surfaces International, Inc. for nominal proceeds resulting in a realized loss of $23 million offset by a reversal of unrealized depreciation of $23 million.

During 2005, S-Tran Holdings, Inc. filed for Chapter 11 bankruptcy. We did not expect to receive any proceeds from the liquidation of S-Tran for our common stock investment in S-Tran. Our common stock investment was deemed worthless and was written off resulting in a realized loss of $22 million offset by a reversal of unrealized depreciation of $22 million.

For our tax year ended September 30, 2006, we had net long-term capital gains of $43 million. We elected to retain such capital gains and pay a federal tax on behalf of our shareholders of $15 million, which is included in our net realized gains. For the tax year ended September 30, 2005, to the extent we had capital gains, they were fully offset by either capital losses or capital loss carry forwards. In addition, for the one-year period ending on October 31, 2006, we did not distribute at least 98% of our taxable net capital gains and recorded an excise tax expense of $2 million, which is also included in our net realized gains.

We record the accrual of the periodic interest settlements of interest rate derivatives in net unrealized appreciation (depreciation) of investments and subsequently record the amount as a realized gain (loss) on investments on the interest settlement date. We recorded a net realized gain of $6 million and a net realized loss of $10 million, during 2006 and 2005, respectively, for the interest rate derivative periodic settlements. The favorable periodic interest settlements in 2006 as compared to the prior year are due primarily to the increase in the average LIBOR in 2006 as compared to 2005. In 2006 and 2005, we also terminated interest rate derivative agreements prior to their maturity resulting in a net cash settlement payment and net realized gain to us of $9 million and $1 million, respectively.

Unrealized Appreciation (Depreciation) of Investments

The net unrealized appreciation (depreciation) of investments is based on valuations approved by our Board of Directors. The following table itemizes the change in net unrealized appreciation (depreciation) of investments for the years ended December 31, 2006 and 2005 (dollars in millions):

	2006		2005
	Number of Companies	Amount	Number of Companies	Amount
Gross unrealized appreciation of private finance portfolio company investments	56	$696	41	$241
Gross unrealized depreciation of private finance portfolio company investments	46	(377)	34	(222)

Net unrealized appreciation of private finance portfolio company investments		319		19
Net unrealized appreciation of American Capital, LLC(1)(2)		20		—
Net unrealized appreciation of European Capital Limited(2)		63		—
Net unrealized appreciation of CMBS, CLO and CDO investments		2		2
Reversal of prior period net unrealized appreciation upon a realization		(128)		(38)

Net unrealized (depreciation) appreciation of portfolio company investments		276		(17)
Foreign currency translation		32		—
Derivative agreements		(11)		32

Net unrealized appreciation of investments		$297		$15

(1)	Amounts include appreciation of subsidiaries of American Capital, LLC.
(2)	Excludes foreign currency translation.

The fair value of the derivative agreements represents the estimated net present value of the future cash flows using a forward interest rate yield curve in effect at the end of the period. A negative fair value would represent an amount we would have to pay the other party and a positive fair value would represent an amount we would receive from the other party to terminate the agreement. The fair value of the derivative agreements appreciate or depreciate based on relative market interest rates and the remaining term to maturity. The net unrealized depreciation of interest rate derivative agreements in 2006 is due primarily to the reversal of unrealized appreciation for interest rate derivative agreements that were terminated in 2006 prior to their maturity that resulted in the recognition of net realized gains of $9 million. The increase in the fair value of our derivative agreements in 2005 is due primarily to the increase in average LIBOR in 2005 and a resulting increase in the forward interest rate yield curve.

We have a limited amount of investments in portfolio companies, including European Capital, for which the investment is denominated in a foreign currency, primarily the Euro. We also have other assets and liabilities denominated in foreign currencies. Fluctuations in exchange rates therefore impact our financial condition and results of operations, as reported in U.S. dollars. During 2006, the foreign currency translation adjustment recorded in our consolidated statements of operations was unrealized appreciation of $32 million primarily as a result of the Euro appreciating against the U.S. dollar for our European Capital investment.

In 2005, Houlihan Lokey reviewed our valuations of 99 portfolio company investments, having an aggregate $3,113 million in fair value as reflected in our consolidated financial statements of the respective period ends. For those portfolio company investments that Houlihan Lokey has reviewed during the applicable period using the scope of review set forth by our Board of Directors and in accordance with our valuation procedures, our Board of Directors has made a fair value determination that is within the aggregate range of fair value for such investments as determined by Houlihan Lokey.

Financial Condition, Liquidity and Capital Resources

As of December 31, 2007, we had $143 million in cash and cash equivalents and $401 million of restricted cash. Our restricted cash consists primarily of collections of interest and principal payments on assets that are securitized. In accordance with the terms of the related securitized debt agreements, those funds are generally distributed each quarter to pay interest and principal on the securitized debt and are not available for our general operations. As of December 31, 2007, we had $1,399 million of availability under our revolving credit facilities (excluding standby letters of credit of $17 million) and $154 million available under our forward equity sale agreement based on the forward price as of December 31, 2007. During 2007, we principally funded our investments as follows:

•	Draws on revolving credit facilities;

•	Issuances of unsecured debt;

•	Proceeds from asset securitizations;

•	Draws under outstanding forward sale agreements;

•	Proceeds from equity offerings; and

•	Syndications of senior loans, repayments of loans and sales of equity investments.

The recent volatility in the global credit markets are directly affecting a wide range of industry sectors including, but not limited to, asset management (including private equity, mutual funds and hedge funds), banking and capital markets, insurance and real estate companies. The volatility in the debt and equity markets also might continue to adversely affect companies in other industry sections, particularly with respect to valuation of investment portfolios and tighter lending standards possibly curbing the flow of capital. However, as mentioned above, as of December 31, 2007 we had over $1.5 billion of available liquidity. Although we cannot predict the market conditions going forward, we believe that the financing resources currently available to us as well as our continuing ability to generate operating cash flows and sell existing portfolio investments will provide us with adequate liquidity to execute our business strategy. Additionally, our 2008 business plan has been developed assuming that we do not raise new capital and only reinvest capital as we experience realizations from exits and repayments. Our ability to draw on our revolving credit facilities can be reduced under certain circumstances, including a reduction in our net worth below specified minimum thresholds, a decrease in our corporate unsecured debt rating below a specified level and a decrease in our asset coverage ratios below a specified threshold.

We are currently in compliance with the requirements to qualify as a RIC under Subchapter M of the Code and to qualify as a BDC under the 1940 Act. As a RIC, we are required to distribute annually 90% or more of our ordinary taxable income. As a BDC, our asset coverage, as defined in the 1940 Act, must be at least 200% after each issuance of senior securities. As of December 31, 2007 and 2006, our asset coverage was 234% and 211%, respectively.

We are not generally able to issue and sell our common stock at a price below our net asset value per share, exclusive of any distributing commission or discount without shareholder approval. As of December 31, 2007, our net asset value per share was $32.88 per share and our closing market price was $32.96 per share. We do not have shareholder approval to sell shares below our net asset value per share. To the extent that our common stock trades at a market price below our net asset value per share during 2008, we will generally be precluded from raising equity capital through public offerings of our common stock. The asset coverage requirement of a BDC under the 1940 Act effectively limits our ratio of debt to equity to 1:1. To the extent that we are unable to raise capital through the issuance of equity in 2008, our ability to raise capital through the issuance debt may also be inhibited to the extent of our regulatory debt to equity ratio limits.

Equity Capital Raising Activities

On April 26, 2007, we filed a shelf registration statement with the SEC with respect to our debt and equity securities. The shelf registration statement allows us to sell our registered debt or equity securities on a delayed or continuous basis in an amount up to $5 billion. As of December 31, 2007, our remaining capacity under the shelf registration statement was $3.0 billion.

For the years ended December 31, 2007 and 2006, we completed several public offerings of our common stock in which shares were sold either directly by us or by forward purchasers in connection with forward sale agreements (“FSA”). The following table summarizes the total shares sold directly by us, including shares sold pursuant to underwriters’ over-allotment options and through FSA, and the proceeds we received, excluding issuance costs, for the public offerings of our common stock for the years ended December 31, 2007 and 2006 (in millions, except per share data):

	Shares Sold	Proceeds, Net of Underwriters’ Discount	Average Price

November 2007 public offering	0.2	$9	$37.66
Issuances under September 2007 FSA	6.0	228	37.97
September 2007 public offering	0.9	34	37.63
Issuances under June 2007 FSA	5.0	215	43.07
June 2007 public offering	17.4	748	43.02
June 2007 direct offering	0.2	11	46.47
Issuances under March 2007 FSA	6.0	259	43.17
Issuances under January 2007 FSA	2.0	88	43.84
March 2007 public offering	4.4	187	43.03
January 2007 public offering	5.2	231	44.11

Total for the year ended December 31, 2007	47.3	$2,010	$42.45

Issuances under September 2006 FSA	3.0	$110	$36.75
July 2006 public offering	3.0	100	32.78
Issuances under April 2006 FSA	4.0	133	33.38
April 2006 public offering	9.8	333	33.99
February 2006 public offering	1.0	36	36.10
Issuances under January 2006 FSA	4.0	137	34.31
January 2006 public offering	0.6	21	34.84
Issuances under November 2005 FSA	3.5	125	35.66
Issuances under September 2005 FSA	0.8	26	34.82

Total for the year ended December 31, 2006	29.7	$1,021	$34.38

Forward Sale Agreements

We periodically complete public offerings where shares of our common stock are sold in which a portion of the shares are offered directly by us and a portion of the shares are sold by third parties, or forward purchasers, in connection with agreements to purchase common stock from us for future delivery dates pursuant to FSA. The shares of common stock sold by the forward purchasers are borrowed from third party market sources. Pursuant to the FSA, we are required to sell to the forward purchasers shares of our common stock generally at such times as we elect over a one-year period. On a settlement date, we issue and sell shares of our common stock to the forward purchaser at the then applicable forward sale price. The forward sale price is initially the public offering price of shares of our common stock less the underwriting discount. The FSA provide that the initial forward sale price per share is subject to daily adjustment based on a floating interest factor equal to the federal funds rate, less a spread, and also is subject to specified decreases on certain dates during the duration of the agreement. The forward sale prices are also subject to decrease if the total cost to the forward purchasers of borrowing our common stock exceeds a specified amount.

Each forward purchaser under a FSA has the right to accelerate its forward sale agreement and require us to physically settle on a date specified by such forward purchaser if certain events occur, such as (1) in its judgment, it is unable to continue to borrow a number of shares of our common stock equal to the number of shares to be delivered by us under its FSA, or the cost of borrowing the common stock has increased above a specified amount, (2) we declare any dividend or distribution on shares of our common stock payable in (i) excess of a specified amount, (ii) securities of another company, or (iii) any other type of securities (other than shares of our common stock), rights, warrants or other assets for payment at less than the prevailing market price in such forward purchaser’s judgment, (3) the net asset value per share of our outstanding common stock exceeds a specified percentage of the then applicable forward sales price, (4) our Board of Directors votes to approve a merger or takeover of us or similar transaction that would require our shareholders to exchange their shares for cash, securities or other property, or (5) certain other events of default or termination events occur.

In November 2007, we entered into FSA (the “November 2007 FSA”) to sell 4.0 million shares of common stock. In connection with the November 2007 FSA, the counterparties, or forward purchasers, to the agreements, borrowed 4.0 million shares of common stock from third party market sources and then sold the shares to the public. Pursuant to the November 2007 FSA, we must sell to the forward purchasers 4.0 million shares of our common stock generally at such times as we elect over a one-year period. The November 2007 FSA provide for settlement date or dates to be specified at our discretion within the duration of the November 2007 FSA through termination in November 2008. On a settlement date, we will issue shares of our common stock to the applicable forward purchaser at the then applicable forward sale price. The forward sale price was initially $39.43 per share, which was the public offering price of shares of our common stock less the underwriting discount. The November 2007 FSA provide that the initial forward sale price per share will be subject to daily adjustment based on a floating interest factor equal to the federal funds rate, less a spread, and will be subject to a decrease by $1.00, $1.01, $1.03 and $1.05 on each of December 7, 2007, March 7, 2008, June 13, 2008 and September 12, 2008, respectively. The forward sale price will also be subject to decrease if the cost to the forward purchasers of borrowing our common stock exceeds a specified amount. The November 2007 FSA are considered equity instruments that are initially measured at a fair value of zero and reported in permanent equity. As of December 31, 2007, there were 4.0 million shares available under the November 2007 FSA at a forward price of $38.55.

As of December 31, 2007, all other FSA have been fully settled.

Debt Capital Raising Activities

Our debt obligations consisted of the following as of December 31, 2007 and 2006 (in millions):

	2007	2006
Secured revolving credit facility, $1,300 million commitment	$116	$669
Unsecured revolving credit facility, $1,565 million commitment	1,350	893
Unsecured debt due through September 2011	167	167
Unsecured debt due August 2010	126	126
Unsecured debt due February 2011	27	24
Unsecured debt due August 2012	547	—
Unsecured debt due October 2020	75	75
TRS Facility	—	296
ACAS Business Loan Trust 2004-1 asset securitization	320	410
ACAS Business Loan Trust 2005-1 asset securitization	830	830
ACAS Business Loan Trust 2006-1 asset securitization	436	436
ACAS Business Loan Trust 2007-1 asset securitization	492	—
ACAS Business Loan Trust 2007-2 asset securitization	338	—

Total	$4,824	$3,926

The daily weighted average debt balance for the years ended December 31, 2007 and 2006 was $4,572 million and $3,021 million, respectively. The weighted average interest rate on all of our borrowings, including amortization of deferred financing costs, for the years ended December 31, 2007 and 2006 was 6.3%. We are currently in compliance with all of our debt covenants.

Secured Revolving Credit Facility

We, through a consolidated affiliated statutory trust, have a secured revolving credit facility. In October 2007, we amended the secured revolving credit facility to extend the facility’s termination date to October 2008 and increase the lenders’ commitment thereunder to $1,300 million. As amended, our ability to make draws under the facility expires one business day before the termination date. If the facility is not extended before the termination date, any principal amounts then outstanding will be amortized over a 24-month period from the termination date to October 2010. As of December 31, 2007, this facility was collateralized by loans and assets from our portfolio companies with a principal balance of $866 million. Interest on borrowings under this facility is paid monthly and is charged at either a one-month LIBOR or a commercial paper rate plus a spread of 1.125% (4.85% at December 31, 2007). We are also charged an unused commitment fee of 0.125%. The facility contains covenants that, among other things, require us to maintain a minimum net worth and restrict the loans securing the facility to certain dollar amounts, concentrations in industries, certain loan grade classifications, certain security interests and interest payment terms.

Unsecured Revolving Credit Facility

We also have an unsecured revolving credit facility. In May 2007, we replaced our $900 million unsecured revolving credit facility with a new $1,565 million unsecured revolving credit facility with a syndicate of lenders. The facility may be expanded through new or additional commitments up to $1,815 million in accordance with the terms and conditions set forth in the related agreement. The ability to make draws under the revolving facility expires in May 2012. Interest on borrowings under the facility is charged at either (i) LIBOR plus the applicable percentage at such time, currently 90 basis points, or (ii) the greater of the prime rate in effect on such day and the federal funds effective rate in effect on such day plus 50 basis points (4.95% at December 31, 2007). We are also charged an unused commitment fee of 0.125% per annum. The agreement contains various covenants, including maintenance of an unsecured debt rating equal or greater than BB, a minimum net worth and asset coverage ratios.

Unsecured Debt

In July 2007, we completed a public offering of $550 million of senior unsecured notes for net proceeds of $547 million, net of underwriters’ discounts. The notes bear interest at a fixed rate of 6.85% and mature in August 2012. Interest payments are due semi-annually on February 1 and August 1 and all principal is due on maturity. The notes were rated Baa2, BBB and BBB by Moody’s Investor Services, Standard & Poor’s Ratings Services and Fitch Ratings, respectively. If the ratings of the notes from at least two of the rating agencies are decreased, the interest rate on the notes would increase by 25 basis points for each rating decrease up to a maximum of 100 basis points. If at least two of the rating agencies then subsequently increase the ratings of the notes, the interest rate on the notes would decrease by 25 basis points for each rating increase not to fall below the initial interest rate of 6.85%. If at least two rating agencies cease to provide ratings for the notes, any increase or decrease necessitated by a reduction or increase in the rating by the remaining rating agency shall be twice the percentages set forth above. The indenture contains various covenants, including a covenant that we will maintain an asset coverage, as defined in the 1940 Act, of at least 200%. The notes may be redeemed by us in whole or in part, together with an interest premium, as stipulated in the note agreement.

In February 2006, we entered into a note purchase agreement to issue €14 million and £3 million of senior unsecured five-year notes to institutional investors in a private placement offering ($27 million and $24 million as of December 31, 2007 and 2006, respectively). The €14 million Series 2006-A Notes have a fixed interest rate of 5.177% and the £3 million Series 2006-B Notes have a fixed interest rate of 6.565%. Each series matures in February 2011. The note purchase agreement contains customary default provisions.

In September 2005, we entered into a note purchase agreement to issue $75 million of senior unsecured fifteen-year notes to accredited investors in a private placement offering. The unsecured notes have a fixed interest rate of 6.923% through the interest payment date in October 2015 and bear interest at the rate of LIBOR plus 2.65% thereafter and mature in October 2020.

In August 2005, we entered into a note purchase agreement to issue an aggregate of $126 million of long-term unsecured five-year notes to institutional investors in a private placement offering. The unsecured notes have a fixed interest rate of 6.14% and mature in August 2010.

In September 2004, we sold an aggregate $167 million of long-term unsecured five-and seven-year notes to institutional investors in a private placement offering pursuant to a note purchase agreement. The unsecured notes consist of $82 million of senior notes, Series A and $85 million of senior notes, Series B. The Series A notes have a fixed interest rate of 5.92% and mature in September 2009. The Series B notes have a fixed interest rate of 6.46% and mature in September 2011.

Total Return Swap Facility

We have a $300 million total return swap facility (the “TRS Facility”) with Wachovia Bank, N.A. (“Wachovia”) under which we pledge certain of our investments to Wachovia from time to time in exchange for financing. In November, 2007 we amended the TRS Facility to extend the termination date to December 26, 2008. We may generally repay and reborrow proceeds and are required to make payments to Wachovia on outstanding borrowings at a rate equal to one-month LIBOR plus 1.25% for all investment grade commercial real estate bonds acquired prior to November 30, 2007. For all obligations acquired after November 30, 2007, the spread would be calculated according to the rating of such obligation and would be based on the lowest rating assigned by a nationally recognized rating agency. We must also repay all or a portion of any funded amount upon the occurrence of certain events. We have accounted for the TRS Facility as a secured financing arrangement under SFAS No. 140 with the outstanding borrowed amount, if any, included as a debt obligation on the accompanying consolidated balance sheets.

Securitizations

In August 2007, we completed a $500 million asset securitization. In connection with the transaction, ACAS Business Loan Trust 2007-2 (“BLT 2007-2”), an indirect consolidated subsidiary, issued $300.5 million Class A notes, $37.5 million Class B notes and $162 million of Class C through Class F notes (collectively, the “2007-2 Notes”). The Class A notes and Class B notes were sold to institutional investors and all of the Class C through Class F notes were retained by us. The 2007-2 Notes are secured by loans originated or acquired by us and sold to our wholly-owned consolidated subsidiary, BLT 2007-2. Through February 2008, BLT 2007-2 may also generally use principal collections from the underlying loan pool to purchase additional loans to secure the 2007-2 Notes. After such time, principal payments on the 2007-2 Notes will generally be applied pro rata to each class of 2007-2 Notes outstanding until the aggregate outstanding principal balance of the loan pool is less than $250 million or the occurrence of certain other events. Payments will then be applied sequentially to the Class A notes, the Class B notes, the Class C notes, the Class D notes, the Class E notes and the Class F notes. Subject to continuing compliance with certain conditions, we will remain as servicer of the loans. The Class A notes have an interest rate of three-month LIBOR plus 40 basis points, the Class B notes have an interest rate of three-month LIBOR plus 100 basis points, the Class C notes have an interest rate of three-month LIBOR plus 125 basis points, the Class D notes have an interest rate of three-month LIBOR plus 300 basis points and the Class E and Class F notes retained by us do not have an interest rate. The 2007-2 Notes are secured by loans and assets from our portfolio companies with a principal balance of $500 million as of December 31, 2007. The 2007-2 Notes contain customary default provisions and mature in November 2019 unless redeemed or repaid prior to such date.

In April 2007, we completed a $600 million asset securitization. In connection with the transaction, ACAS Business Loan Trust 2007-1 (“BLT 2007-1”), an indirect consolidated subsidiary, issued $351 million Class A notes, $45 million Class B notes, $81 million Class C notes, $45 million Class D notes and $78 million Class E notes (collectively, the “2007-1 Notes”). The Class A notes, Class B notes, Class C notes and $15 million of the Class D notes were sold to institutional investors and $30 million of the Class D notes and all the Class E notes were retained by us. The 2007-1 Notes are secured by loans originated or acquired by us and sold to our wholly-owned consolidated subsidiary, BLT 2007-1. Through November 2007, BLT 2007-1 may also generally use principal collections from the underlying loan pool to purchase additional loans to secure the 2007-1 Notes. After such time, principal payments on the 2007-1 Notes will generally be applied pro rata to each class of 2007-1 Notes outstanding until the aggregate outstanding principal balance of the loan pool is less than $300 million or the occurrence of certain other events. Payments will then be applied sequentially to the Class A notes, the Class B notes, the Class C notes, the Class D notes and the Class E notes. Subject to continuing compliance with certain conditions, we will remain as servicer of the loans. The Class A notes have an interest rate of three-month LIBOR plus 14 basis points, the Class B notes have an interest rate of three-month LIBOR plus 31 basis points, the Class C notes have an interest rate of three-month LIBOR plus 85 basis points, the Class D notes have an interest rate of three-month LIBOR plus 185 basis points and the Class E notes retained by us do not have an interest rate. The 2007-1 Notes are secured by loans and assets from our portfolio companies with a principal balance of $600 million as of December 31, 2007. The 2007-1 Notes contain customary default provisions and mature in August 2019 unless redeemed or repaid prior to such date.

In July 2006, we completed a $500 million asset securitization. In connection with the transaction, ACAS Business Loan Trust 2006-1 (“BLT 2006-1”), an indirect consolidated subsidiary, issued $291 million Class A notes, $37 million Class B notes, $73 million Class C notes, $35 million Class D notes and $64 million Class E notes (collectively, the “2006-1 Notes”). The Class A notes, Class B notes, Class C notes and Class D notes were sold to institutional investors and the Class E notes were retained by us. The 2006-1 Notes are secured by loans originated or acquired by us and sold to a wholly-owned consolidated subsidiary, which in turn sold such loans to BLT 2006-1. Through August 2009, BLT 2006-1 may also generally use principal collections from the underlying loan pool to purchase additional loans to secure the 2006-1 Notes. After such time, principal payments on the 2006-1 Notes will generally be applied pro rata to each class of 2006-1 Notes outstanding until the aggregate outstanding principal balance of the loan pool is less than $250 million or the occurrence of certain other events. Payments will then be applied sequentially to the Class A notes, the Class B notes, the Class C notes, the Class D notes and the Class E notes. Subject to continuing compliance with certain conditions, we will remain as servicer of the loans. The Class A notes have an interest rate of three-month LIBOR plus 23 basis points, the Class B notes have an interest rate of three-month LIBOR plus 36 basis points, the Class C notes have an interest rate of three-month LIBOR plus 65 basis points and the Class D notes have an interest rate of three-month LIBOR plus 125 basis points. The 2006-1 Notes are secured by loans and assets from our portfolio companies with a principal balance of $500 million as of December 31, 2007. The 2006-1 Notes contain customary default provisions and mature in November 2019 unless redeemed or repaid prior to such date.

In October 2005, we completed a $1,000 million asset securitization. In connection with the transaction, ACAS Business Loan Trust 2005-1 (“BLT 2005-1”), an indirect consolidated subsidiary, issued $435 million Class A-1 notes, $150 million Class A-2A notes, $50 million Class A-2B notes, $50 million Class B notes, $145 million Class C notes, $90 million Class D notes and $80 million Class E notes (collectively, the “2005-1 Notes”). The Class A-1 notes, Class A-2A notes, Class A-2B notes, Class B notes and Class C notes were issued to institutional investors and the Class D notes and Class E notes were retained by us. The 2005-1 Notes are secured by loans originated or acquired by us and sold to a wholly-owned consolidated subsidiary, which in turn sold such loans to BLT 2005-1. Of the $150 million Class A-2A notes, $82 million was drawn upon in 2005 and the balance of $68 million was drawn upon in 2006. Through January 2009, BLT 2005-1 may generally use principal collections from the underlying loan pool to purchase additional loans to secure the 2005-1 Notes. After such time, principal payments on the 2005-1 Notes will be applied first to the Class A-1 notes, Class A-2A notes and Class A-2B notes, next to the Class B notes and then to the Class C notes. Subject to continuing compliance with certain conditions, we will remain as servicer of the loans. The Class A-1 notes have an interest rate of three-month LIBOR plus 25 basis points, the Class A-2A notes have an interest rate of three-month LIBOR plus 20 basis points, the Class A-2B notes have an interest rate of three-month LIBOR plus 35 basis points, the Class

B notes have an interest rate of three-month LIBOR plus 40 basis points, and the Class C notes have an interest rate of three-month LIBOR plus 85 basis points. The 2005-1 Notes are secured by loans and assets from our portfolio companies with a principal balance of $1,000 million as of December 31, 2007. The 2005-1 Notes contain customary default provisions and mature in July 2019 unless redeemed or repaid prior to such date.

In December 2004, we completed a $500 million asset securitization. In connection with the transaction, ACAS Business Loan Trust 2004-1 (“BLT 2004-1”), an indirect consolidated subsidiary, issued $302 million Class A notes, $34 million Class B notes, $74 million Class C notes, $50 million Class D notes, and $40 million Class E notes (collectively, the “2004-1 Notes”). The Class A notes, Class B notes, and Class C notes were issued to institutional investors and the Class D and Class E notes were retained by us. The 2004-1 Notes are secured by loans originated or acquired by us and sold to a wholly-owned consolidated subsidiary, which in turn sold such loans to BLT 2004-1. Through January 2007, BLT 2004-1 has the option to reinvest any principal collections of its existing loans into purchases of new loans. After such time, payments are first applied to the Class A notes, then to the Class B notes and then to the Class C notes. The Class A notes have an interest rate of three-month LIBOR plus 32 basis points, the Class B notes have an interest rate of three-month LIBOR plus 50 basis points, and the Class C notes have an interest rate three-month LIBOR plus 100 basis points. Subject to continuing compliance with certain conditions, we will remain as servicer of the loans. The 2004-1 Notes are secured by loans and assets from our portfolio companies with a principal balance of $410 million as of December 31, 2007. The 2004-1 Notes contain customary default provisions and mature in October 2017 unless redeemed or repaid prior to such date.

A summary of our contractual payment obligations as of December 31, 2007 are as follows (in millions):

	Payment Due by Period
Contractual Obligations	Total	Less than 1 year	2-3 years	4-5 years	After 5 years
Revolving credit facilities	$1,466	$78	$38	$1,350	$—
Notes payable	2,416	190	380	614	1,232
Unsecured debt	945	—	208	662	75
Interest payments on debt obligations(1)	1,343	435	454	349	105
Operating leases	140	18	38	34	50

Total	$6,310	$721	$1,118	$3,009	$1,462

(1)	For variable rate debt, future interest payments are based on the interest rate as of December 31, 2007.

To the extent that we receive unscheduled prepayments on our debt investments that securitize our debt obligations, we are required to apply those proceeds to our outstanding debt obligations.

Off Balance Sheet Arrangements

We have non-cancelable operating leases for office space and office equipment. The leases expire over the next 13 years and contain provisions for certain annual rental escalations.

As of December 31, 2007, we had commitments under loan and financing agreements to fund up to $678 million to 62 portfolio companies. These commitments are primarily composed of working capital credit facilities, acquisition credit facilities and subscription agreements. The commitments are generally subject to the borrowers meeting certain criteria. The terms of the borrowings and financings subject to commitment are comparable to the terms of other debt and equity securities in our portfolio.

A summary of our loan and equity commitments as of December 31, 2007 is as follows (in millions):

	Amount of Commitment Expiration by Period
	Total	Less than 1 year	1-3 years	4-5 years	After 5 years
Loan and Equity Commitments	$678	$78	$41	$392	$167

Portfolio Credit Quality

We stop accruing interest on our investments when it is determined that interest is no longer collectible. Our valuation analysis serves as a critical piece of data in this determination. A significant change in the portfolio company valuation assigned by us could have an effect on the amount of our loans on non-accrual status. As of December 31, 2007, loans on non-accrual status for 20 portfolio companies were $338 million, calculated as the cost plus unamortized OID, and had a fair value of $122 million. These loans include a total of $272 million with PIK interest features.

As of December 31, 2007 and 2006, loans on accrual status, past due loans and loans on non-accrual status were as follows (dollars in millions):

	2007		2006
	Number of Portfolio Companies	Amount	Number of Portfolio Companies	Amount
Current	131	$5,708	118	$4,623

One Month Past Due		150		—
Two Months Past Due		—		—
Three Months Past Due		—		—
Greater than Three Months Past Due		—		12
Loans on Non-accrual Status		338		183

Subtotal	22	488	14	195

Total Loans at Face	153	$6,196	132	$4,818

Total Loans at Fair Value	153	$5,889	132	$4,621

Past Due and Non-accrual Loans as a Percent of Total Loans		7.9%		4.0%
Non-accrual Loans as a Percent of Total Loans at Fair Value		2.1%		1.2%

The loan balances at face above reflect our cost of the debt, excluding CMBS, CLO and CDO securities, plus unamortized OID. We believe that debt service collection is probable for our loans that are past due.

During 2007, we did not recapitalize any of our portfolio companies that resulted in an exchange of our debt security for an equity security. During 2006, we recapitalized eight of our portfolio companies that resulted in either the exchange of our debt securities for equity securities or the contribution of our debt securities into our existing common equity. The debt securities exchanged or contributed had a total cost basis of $90 million and a fair value of $34 million on the date of transfer.

Credit Statistics

We monitor several key credit statistics that provide information about credit quality and portfolio performance. These key statistics include:

•

Debt to EBITDA Ratio—the sum of all debt with equal or senior security rights to our debt investments divided by the total adjusted earnings before interest, taxes, depreciation and amortization, or EBITDA, of the most recent twelve months or, when appropriate, the forecasted twelve months.

•

Interest Coverage Ratio—EBITDA divided by the total scheduled cash interest payments required to have been made by the portfolio company during the most recent twelve-month period, or when appropriate, the forecasted twelve months.

•

Debt Service Coverage Ratio—EBITDA divided by the total scheduled principal amortization and the total scheduled cash interest payments required to have been made during the most recent twelve-month period, or when appropriate, the forecasted twelve months.

We generally require our portfolio companies to provide annual audited and monthly or quarterly unaudited financial statements. Using these financial statements, we calculate the statistics described above. Buyout and mezzanine funds typically adjust EBITDA due to the nature of change of control transactions. Such adjustments are intended to normalize and restate EBITDA to reflect the pro forma results of a company in a change of control transaction. For purposes of analyzing the financial performance of our portfolio companies, we make certain adjustments to EBITDA to reflect the pro forma results of a company consistent with a change of control transaction in addition to adjusting EBITDA for significant non-recurring, unusual or infrequent items. Adjustments to EBITDA may include anticipated cost savings resulting from a merger or restructuring, costs related to new product development, compensation to previous owners, non-recurring revenues or expenses, and other acquisition or restructuring related items.

We track our portfolio investments on a static pool basis, including based on the statistics described above. A static pool consists of the investments made during a given year. The static pool classification is based on the year the initial investment was made. Subsequent add-on investments are included in the static pool year of the original investment. The Pre-1999 static pool consists of the investments made from the time of our IPO through the year ended December 31, 1998. The following table contains a summary of portfolio statistics as of and for the year ended December 31, 2007:

	Static Pool
Portfolio Statistics(1) ($ in millions, unaudited)	Pre-1999	1999	2000	2001	2002	2003	2004	2005	2006	2007	Pre-1999 - 2007 Aggregate	2003 - 2007 Aggregate
Internal Rate of Return-All Investments(2)	7.3%	9.0%	7.5%	19.1%	9.5%	21.6%	17.2%	22.7%	18.5%	12.7%	16.0%	19.5%
Internal Rate of Return-Equity Investments Only(2)(10)	24.2%	-26.3%	10.1%	46.8%	15.3%	30.0%	29.5%	34.2%	30.9%	38.6%	28.1%	32.5%
Internal Rate of Return-Equity Investments Only(2)(5)(10)	24.2%	-26.3%	10.1%	46.8%	15.3%	30.0%	29.5%	37.5%	30.9%	38.9%	27.8%	33.1%
Original Investments and Commitments	$395	$380	$285	$372	$957	$1,432	$2,259	$3,872	$5,034	$6,480	$21,466	$19,077
Total Exits and Prepayments of Original Investments	$329	$297	$285	$286	$669	$1,034	$1,512	$1,796	$2,195	$1,117	$9,520	$7,654
Total Interest, Dividends and Fees Collected	$154	$145	$105	$149	$287	$343	$498	$673	$533	$323	$3,210	$2,370
Total Net Realized (Loss) Gain on Investments	$(67)	$(47)	$(40)	$25	$(58)	$144	$135	$252	$83	$(14)	$413	$600
Current Cost of Investments	$65	$33	$—	$57	$262	$354	$743	$2,081	$2,501	$4,571	$10,667	$10,250
Current Fair Value of Investments(11)	$51	$18	$—	$21	$217	$382	$697	$2,492	$2,588	$4,458	$10,924	$10,617
Current Fair Value of Investments as a % of Total Investments at Fair Value(11)	0.5%	0.1%	0.0%	0.2%	2.0%	3.5%	6.4%	22.8%	23.7%	40.8%	100.0%	97.2%
Net Unrealized (Depreciation) Appreciation	$(14)	$(15)	$—	$(36)	$(45)	$28	$(46)	$411	$87	$(113)	$257	$367
Non-Accrual Loans at Face	$14	$7	$—	$15	$39	$24	$56	$69	$58	$56	$338	$263
Non-Accrual Loans at Fair Value	$4	$3	$—	$2	$13	$10	$18	$19	$43	$10	$122	$100
Equity Interest at Fair Value(9)	$38	$6	$—	$3	$43	$138	$150	$1,724	$828	$1,445	$4,375	$4,285
Debt to EBITDA(3)(4)(5)	NM	3.2	—	9.0	4.9	6.2	5.7	4.6	5.7	6.5	5.9	5.9
Interest Coverage(3)(5)	NM	2.8	—	2.2	1.9	1.4	1.7	2.5	1.8	2.0	2.0	2.0
Debt Service Coverage(3)(5)	NM	2.4	—	2.2	1.2	1.3	1.4	1.7	1.9	1.6	1.7	1.7
Average Age of Companies(5)	68 yrs	57 yrs	—	24 yrs	42 yrs	37 yrs	38 yrs	28 yrs	28 yrs	27 yrs	29 yrs	29 yrs
Diluted Ownership Percentage(9)	54%	58%	—%	52%	41%	50%	32%	56%	31%	41%	42%	42%
Average Sales(5)(6)	$172	$23	$—	$86	$66	$152	$98	$109	$133	$195	$153	$156
Average EBITDA(5)(7)	$9	$3	$—	$3	$13	$25	$22	$24	$27	$38	$30	$31
Average EBITDA Margin(5)	5.2%	13.0%	—%	3.5%	19.7%	16.4%	22.4%	22.0%	20.3%	19.5%	19.6%	19.9%
Total Sales(5)(6)	$287	$84	$—	$639	$395	$1,565	$1,819	$3,008	$5,729	$9,316	$22,842	$21,437
Total EBITDA(5)(7)	$14	$7	$—	$24	$54	$226	$318	$470	$1,007	$1,745	$3,865	$3,766
% of Senior Loans(5)(8)	95%	0%	—%	27%	70%	63%	62%	51%	45%	72%	60%	60%
% of Loans with Lien(5)(8)	100%	100%	—%	100%	100%	100%	94%	89%	82%	95%	91%	90%

(1)	Static pool classification is based on the year the initial investment was made. Subsequent add-on investments are included in the static pool year of the original investment. Investments in government securities and interest rate derivative agreements are excluded.
(2)	Assumes investments are exited at current fair value.
(3)	These amounts do not include investments in which the Company owns only equity.
(4)	For portfolio companies with a nominal EBITDA amount, the portfolio company’s maximum debt leverage is limited to 15 times EBITDA.
(5)	Excludes investments in CMBS, CDOs, CLOs, ACAS CRE CDO and managed funds.
(6)	Sales during the most recent twelve months, or when appropriate, the forecasted twelve months.
(7)	EBITDA of the most recent twelve months, or when appropriate, the forecasted twelve months.
(8)	As a percentage of our total debt investments.
(9)	Excludes investments in CMBS, CDOs and CLOs.
(10)	Excludes equity investments that are the result of conversions of debt and warrants received with the issuance of debt.
(11)	Excludes derivative agreements.

Impact of Inflation

We believe that inflation can influence the value of our investments through the impact it may have on interest rates, the capital markets, the valuations of business enterprises and the relationship of the valuations to underlying earnings.

Critical Accounting Policies

The discussion and analysis of our financial condition and results of operations are based on our consolidated financial statements, which have been prepared in accordance with GAAP. The preparation of these financial statements in accordance with GAAP requires us to utilize accounting policies and make certain estimates and assumptions that could affect the reported amounts of assets, liabilities, revenues, expenses and the related disclosures. We base our assumptions, estimates and judgments on historical experience, current trends and other factors that management believes to be relevant at the time the consolidated financial statements are prepared. Our significant accounting policies are more fully described in Note 2 of the accompanying consolidated financial statements. The SEC considers an accounting policy to be critical if it is both important to a company’s financial condition and results of operations and it requires significant judgment and estimates on the part of management in its applications.

Management believes that the following critical accounting policies are the most affected by judgments, estimates and assumptions. Management has reviewed these critical accounting policies and related disclosures with our independent auditor and the Audit and Compliance Committee of our Board of Directors. Although we believe that our judgments and estimates are appropriate and correct, actual results may differ from those estimates. See “Risk Factors” for certain matters bearing risks on our future results of operations.

Valuation of Investments

Our investments are carried at fair value. In accordance with the definition of fair value in the 1940 Act, unrestricted minority-owned publicly traded securities for which market quotations are readily available are valued at the closing market quote on the valuation date and majority-owned publicly traded securities and other privately held securities are valued as determined in good faith by our Board of Directors. For securities of companies that are publicly traded for which we have a majority-owned interest, the value is based on the closing market quote on the valuation date plus a control premium if our Board of Directors determines in good faith that additional value above the closing market quote would be obtainable upon a transfer of our controlling interest.

For majority-owned publicly traded securities or securities of companies that are not publicly traded, or for which there are various degrees of trading restrictions, we prepare an analysis consisting of traditional valuation methodologies to estimate the enterprise value of the portfolio company issuing the securities. The methodologies consist of valuation estimates based on: valuations of comparable public companies, recent sales of comparable companies, discounting the forecasted cash flows of the portfolio company, the liquidation or collateral value of the portfolio company’s assets, third party valuations of the portfolio company, third party sale offers to buy, potential strategic buyer analysis and the value of recent investments in the equity securities of the portfolio company. For recently originated or acquired investments, we generally consider our entry price (which is the initial cost of the investment including transaction costs) in determining fair value. We weight some or all of the above valuation methods in order to conclude on our estimate of the enterprise value. In valuing convertible debt, equity or other similar securities, we value our equity investment based on our pro rata share of the residual equity value available after deducting all outstanding debt from the estimated enterprise value. We value non-convertible debt securities at cost plus amortized OID to the extent that the estimated enterprise value of the portfolio company exceeds the outstanding debt of the portfolio company. If the estimated enterprise value is less than the outstanding debt of the company, we reduce the value of our debt investment beginning with the junior most debt such that the enterprise value less the value of the outstanding debt is zero. If there is sufficient enterprise value to cover the face amount of a debt security that has been discounted due to detachable equity warrants received with that security, that detachable equity warrant will have a minimum value so that the sum of the detachable equity warrant and the discounted debt security equal the face value of the debt security.

We value our investments in CMBS, CLO and CDO securities by discounting the forecasted cash flows of the investment. Cash flow forecasts are subject to assumptions regarding the investments’ underlying collateral. Cash flow forecasts are discounted using market yields which are derived through consideration and analysis of multiple sources of information including, but not limited to, counterparty quotes, recent investments and securities with similar structure and risk characteristics.

Due to the uncertainty inherent in the valuation process, such estimates of fair value may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned. As of December 31, 2007 and 2006, the fair value of 100% of our investments were estimated and determined in good faith by our Board of Directors because the investments were not publicly traded on an active market, the investments had various degrees of trading restrictions or the investments were controlling majority-owned interests in publicly traded companies. With respect to the $10 billion of realizations from our IPO through December 31, 2007, these proceeds exceeded the prior quarter’s valuations of each security by 1%.

Interest and Dividend Income Recognition

Interest income is recorded on the accrual basis to the extent that such amounts are expected to be collected. OID is accreted into interest income using the effective interest method. OID initially represents the value of detachable equity warrants obtained in conjunction with the acquisition of debt securities and loan origination fees that represent yield enhancement. Dividend income is recognized on the ex-dividend date for common equity securities and on an accrual basis for preferred equity securities to the extent that such amounts are expected to be collected or realized. In determining the amount of dividend income to recognize, if any, from cash distributions on common equity securities, we will assess many factors including a portfolio company’s cumulative undistributed income and operating cash flow. Cash distributions from common equity securities received in excess of such undistributed amounts are recorded first as a reduction of our investment and then as a realized gain on investment. We stop accruing interest or dividends on our investments when it is determined that the interest or dividend is not collectible. We assess the collectibility of the interest and dividends based on many factors including the portfolio company’s ability to service our loan based on current and projected cash flows as well as the current valuation of the enterprise. For investments with PIK interest and dividends, we base income and dividend accruals on the valuation of the PIK notes or securities received from the borrower. If the portfolio company valuation indicates a value of the PIK notes or securities that is not sufficient to cover the contractual interest or dividend, we will not accrue interest or dividend income on the notes or securities. For CMBS, CLO and CDO securities, we recognize income using the effective interest method, using the anticipated yield over the projected life of the investment.

A change in the portfolio company valuation assigned by us could have an effect on the amount of loans on non-accrual status. Also, a change in a portfolio company’s operating performance and cash flows can impact a portfolio company’s ability to service our debt and therefore could impact our interest recognition.

Stock-based Compensation

In December 2004, the FASB issued SFAS No. 123 (revised 2004), Share-Based Payment (“SFAS No. 123(R)”), a revision to SFAS No. 123. SFAS No. 123(R) also supersedes APB No. 25 and amends FASB SFAS No. 95, Statement of Cash Flows. SFAS 123(R) requires all share-based payments to employees, including grants of employee stock options, to be recognized as expenses in the income statement based on their fair values. Pro forma disclosure is no longer an alternative. On January 1, 2006, we adopted SFAS No. 123(R) using the modified prospective method, and, accordingly, the consolidated financial statements for prior periods do not reflect any restated amounts.

Prior to the adoption of SFAS No. 123(R), we applied SFAS No. 123 to all stock options granted in 2003 and forward. All of our stock options granted prior to January 1, 2003 that were accounted for under APB No. 25 and not expensed in our consolidated statements of operations were fully vested as of December 31, 2005 and therefore, no additional stock compensation costs for those stock option grants were recorded subsequent to the adoption of SFAS No. 123(R). When recognizing compensation cost under SFAS No. 123, we elected to adjust the compensation costs for forfeitures when the unvested awards were actually forfeited. However, under SFAS No. 123(R), we are required to estimate forfeitures of unvested awards when recognizing compensation cost. Upon the adoption of SFAS No. 123(R) on January 1, 2006, we recorded a cumulative effect of a change in accounting principle, net of related tax effects, to adjust compensation cost for the difference in compensation costs recognized in prior periods if forfeitures had been estimated during those periods of $1 million, or $0.01 per basic and diluted share. In 2006, we calculated the compensation costs that would have been recognized in prior periods using an estimated annual forfeiture rate of 6.7%. In January 2007, we determined our estimated annual forfeiture rate to be 6.6%.

The following table reflects the weighted average fair value per option granted during 2007, 2006 and 2005, as well as the weighted average assumptions used in determining those fair values using the Black-Scholes pricing model.

	2007	2006	2005
Options granted (in millions)	9.1	7.1	4.2
Fair value on grant date	$4.37	$2.93	$4.95
Dividend yield	8.4%	8.8%	9.1%
Expected volatility	26%	22%	34%
Risk-free interest rate	4.5%	4.6%	4.0%
Expected life (years)	5.4	5.1	5.0

Beginning in 2006, we determine our expected volatility used in the Black-Scholes option pricing model based on a combination of our historical volatility during the expected term of the option and our implied volatility based on the market prices of traded options of our stock. In prior periods, we determined our expected volatility based on our historical volatility during the expected term of the option.

Determining the appropriate fair value model and calculating the fair value of share-based payment awards require the input of subjective assumptions, including the expected life of the share-based payment awards and stock price volatility. The assumptions used in calculating the fair value of share-based payment awards represent management’s best estimates, but these estimates involve inherent uncertainties and the application of management judgment. As a result, if factors change and we use different assumptions, our equity-based compensation expense could be materially different in the future. In addition, we are required to estimate the expected forfeiture rate and recognize expense only for those shares expected to vest. If our actual forfeiture rate is materially different from our estimate, the equity-based compensation expense could be significantly different from what we have recorded in the current period.

Derivative Financial Instruments

We use interest rate derivative financial instruments to manage interest rate risk and also to fulfill our obligation under the terms of our revolving credit facilities and asset securitizations. We have established policies and procedures for the approval, reporting and monitoring of derivative financial instrument activities. We do not hold or issue derivative financial instruments for speculative purposes. All derivative financial instruments are recorded at fair value with changes in value reflected in net unrealized appreciation or depreciation of investments during the reporting period. The fair value of these instruments is based on the estimated net present value of the future cash flows using the forward interest rate yield curve in effect at the end of the period. We may hold or issue derivative financial instruments for speculative purposes to hedge existing investments or to establish a position with respect to investment objective

We have interest rate swap agreements where we generally pay a fixed rate and receive a floating rate based on LIBOR. We also have interest rate swaption agreements where, if exercised, we pay a floating rate based on LIBOR and receive a fixed rate. The fair value and notional amounts of our interest rate derivative agreements are included in the accompanying consolidated schedule of investments.

Periodically, an interest rate swap agreement will also be amended. Any underlying unrealized appreciation or depreciation associated with the original interest rate swap agreement at the time of amendment will be factored into the contractual interest terms of the amended interest rate swap agreement. The contractual terms of the amended interest rate swap agreement are set such that its estimated fair value is equivalent to the estimated fair value of the original interest rate swap agreement. No realized gain or loss is recorded upon amendment when the estimated fair values of the original and amended interest rate swap agreement are substantially the same.

BUSINESS

General

American Capital Strategies, Ltd. (which is referred throughout this report as “American Capital”, “we” and “us”) is the largest U.S. publicly traded private equity fund and one of the largest U.S. publicly traded alternative asset managers that is a member of the S&P 500. We invest in private equity, private debt, private real estate investments, early and late stage technology investments, special situation investments, alternative asset funds managed by us and structured finance investments. These investments constitute, in part, what are considered alternative assets. We provide investors the opportunity to participate in the private equity and alternative asset management industry through an investment in our publicly traded stock.

On August 29, 1997, we completed an initial public offering (“IPO”) and became a non-diversified closed end investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (“1940 Act”). We operate so as to qualify to be taxed as a regulated investment company (“RIC”) as defined in Subtitle A, Chapter 1, under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As a RIC, we are not subject to federal income tax on the portion of our taxable income and capital gains we distribute to our shareholders. As a BDC, we primarily invest in senior debt, mezzanine debt and equity in the buyouts of private companies sponsored by us, the buyouts of private companies sponsored by other private equity firms and provide capital directly to early stage and mature private and small public companies. We refer to our investments in these companies as our private finance portfolio companies. We also invest in structured finance investments including commercial mortgage backed securities (“CMBS”), commercial collateralized loan obligation (“CLO”) securities and collateralized debt obligation (“CDO”) securities and invest in alternative asset funds managed by us. Through a portfolio company, we are also an alternative asset manager with $17 billion of assets under management as of December 31, 2007, including $5 billion of third party assets. Our third party alternative asset fund management services are conducted through our wholly-owned portfolio company, American Capital, LLC. Our primary business objectives are to increase our taxable income, net realized earnings and net asset value by making investments with attractive current yields and/or potential for equity appreciation and realized gains.

In addition to managing American Capital’s assets and providing management services to portfolio companies of American Capital, we, through our ownership of American Capital, LLC, also manage European Capital Limited (“European Capital”), American Capital Equity I, LLC (“ACE I”), American Capital Equity II, LP (“ACE II”), ACAS CLO 2007-1, Ltd. (“ACAS CLO-1”) and ACAS CRE CDO 2007-1, Ltd. (“ACAS CRE CDO”).

Our business consists of two primary segments—our investment portfolio and our alternative asset management business.

Corporate Information

Our executive offices are located at 2 Bethesda Metro Center, 14th Floor, Bethesda, Maryland 20814 and our telephone number is (301) 951-6122. In addition to our executive offices, we, or our portfolio company American Capital, LLC, maintain offices in New York, San Francisco, Los Angeles, Philadelphia, Chicago, Dallas, Palo Alto, Boston, Providence, London, Paris, Frankfurt and Madrid.

We make available all of our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to such reports free of charge on our internet website at www.AmericanCapital.com as soon as reasonably practical after such material is electronically filed with or furnished to the SEC. These reports are also available on the Securities and Exchange Commission’s (“SEC”) internet website at www.sec.gov.

Significant Developments in our Business in 2007

In May 2007, European Capital, our largest portfolio company and the largest alternative asset fund under our management, closed on an IPO of 14.6 million ordinary shares at a price of €9.84 per ordinary share for gross proceeds of €144 million ($196 million). The shares are traded on the main market of the London Stock Exchange under the ticker symbol “ECAS.”

In July 2007, we accessed the public debt markets for the first time by completing our inaugural public debt offering of $550 million of senior unsecured notes for net proceeds of $547 million. The notes bear interest at a fixed rate of 6.85% and mature in August 2012. The notes were rated Baa2, BBB and BBB by Moody’s Investor Services, Standard & Poor’s Ratings Services and Fitch Ratings, respectively.

In 2007, we continued to further expand our alternative asset management business through the launch of the following alternative asset funds:

ACAS CLO-1

We completed a $400 million securitization of ACAS CLO-1 in April 2007, a CLO that invests in middle market and broadly syndicated commercial loans. Third party investors purchased all of the AAA through BBB- notes, 45% of the BB rated notes and 30% of the non-rated subordinated notes for a purchase price of $367 million. We purchased 55% of the BB rated notes and 70% of the non-rated subordinated notes in ACAS CLO-1 for a total purchase price of $33 million. American Capital, LLC is the investment manager of ACAS CLO-1.

ACAS CRE CDO

In the third quarter of 2007, we sold our investments in 121 subordinated tranches of bonds in 22 CMBS trusts to ACAS CRE CDO, a commercial real estate collateralized debt obligation trust. Our cost basis in the CMBS bonds sold to ACAS CRE CDO was $642 million with a principal balance of $1.2 billion. Third party investors in ACAS CRE CDO purchased AAA through A-bonds for a total purchase price of $411 million with a principal balance of $412 million. We purchased investment grade and non-investment grade notes and preferred shares of ACAS CRE CDO for a total purchase price of $215 million with a principal balance of $763 million. American Capital, LLC is the collateral manager of ACAS CRE CDO.

ACE II

In October 2007, we sold approximately 17% of our equity investments in 80 portfolio companies for an aggregate purchase price of $488 million to ACE II. ACE II is a private equity fund with $585 million of equity commitments from third party investors. The remaining $97 million equity commitment will be used by ACE II to fund add-on investments in the 80 portfolio companies. American Capital, LLC is the manager of ACE II. In addition, 10%, or $58.5 million, of the $585 million of equity commitments are recallable for additional co-investments with American Capital once they have been distributed to the third party ACE II investors.

American Capital Investment Portfolio

We provide investment capital to middle market companies, which we generally consider to be companies with sales between $10 million and $750 million. We primarily invest senior debt, mezzanine debt and equity in the buyouts of private companies sponsored by us, the buyouts of private companies sponsored by other private equity firms and directly to early stage and mature private and small public companies. Currently, we will invest up to $800 million in a single middle market transaction in North America. We also invest in CMBS, CLO and CDO securities and invest in alternative asset funds managed by us. For summary financial information by segment and geographic area, see the footnotes to our consolidated financial statements included in “Financial Statements and Supplementary Data.”

As of December 31, 2007, our average investment size, at fair value, was $50 million, or 0.4% of total assets, and we had investments in 219 portfolio companies. As of December 31, 2007, our ten largest investments were as follows (in millions):

Company Name	Industry	Fair Value
European Capital Limited	Diversified Financial Services	$839
American Capital, LLC	Capital Markets	477
Ranpak Acquisition Company	Containers & Packaging	391
WRH, Inc.	Biotechnology	380
Exstream Holdings, Inc.	Software	374
Orchard Brands Corporation	Internet & Catalog Retail	342
RDR Holdings, Inc.	Household Durables	335
SMG Holdings, Inc.	Hotels, Restaurants & Leisure	269
Mirion Technologies	Electrical Equipment	263
Contec Holdings, Ltd.	Household Durables	249

Total		$3,919

Historically, a majority of our financings have been to assist in the funding of change of control management buyouts, and we expect that trend to continue. Since our IPO through December 31, 2007, we invested committed capital of over $5.1 billion in equity securities and over $14.8 billion in debt securities of middle market companies and also invested $1.5 billion in CMBS, CLO and CDO securities. Our loans typically range from $5 million to $100 million, mature in five to ten years, and require monthly or quarterly interest payments at fixed rates or variable rates generally based on LIBOR, plus a margin. We price our debt and equity investments based on our analysis of each transaction. As of December 31, 2007, the weighted average effective interest rate on our debt securities was 12.0%.

We will invest in the equity capital of portfolio companies that we purchase through an American Capital sponsored buyout. We also may acquire minority equity interests in the companies from which we have provided debt financing with the goal of enhancing our overall return. As of December 31, 2007, we had a fully-diluted weighted average ownership interest of 42% in our private finance portfolio companies with a total equity investment at fair value of over $4.4 billion.

Our ability to fund the entire capital structure is a competitive advantage in completing many middle market transactions. We often sponsor One-Stop Buyouts™ in which we provide most, if not all, of the senior debt, subordinated debt and equity financing in the transaction. We may initially fund all of the senior debt at closing and syndicate it to third party lenders post closing. We have a loan syndications group that arranges to have all or part of the senior loans syndicated to third party lenders. During the year ended December 31, 2007, we syndicated $1.6 billion of senior debt to third party lenders.

The opportunity to be repaid or exit our investments may occur if a portfolio company repays our loans out of cash flows, refinances our loans, is sold in a change of control transaction, or sells its equity in a public offering or if we exercise any put rights. We have had 225 exits and repayments of over $9.5 billion of our originally invested committed capital, representing 44% of our total capital committed since our IPO, earning a 16% compounded annual return on these investments, including the interest, dividends, fees and net gains over the life of the investments. We have earned a 30% compounded annual return on the exit of our equity securities, including dividends, fees and net realized gains. Since our IPO through December 31, 2007, we have realized $997 million in gross portfolio realized gains and $584 million in gross portfolio realized losses resulting in $413 million in cumulative portfolio net gains, excluding net gains and losses attributable to interest rate swap agreements, foreign currency and taxes on net gains.

As a BDC, we are required by law to make significant managerial assistance available to most of our portfolio companies. Such assistance typically involves providing guidance and counsel concerning the management, operations and business objectives and policies of the portfolio company to the portfolio company’s management and board of directors, including participating on the company’s board of directors. As of December 31, 2007, we had board seats at 100 out of 180 of our private finance portfolio companies and had board observation rights on 24 of our remaining private finance portfolio companies. We also have an operations team, including ex-CEOs with significant turnaround and bankruptcy experience, which provides intensive operational and managerial assistance. Providing assistance to our portfolio companies serves as an opportunity for us to maximize their value.

We also invest in non-investment grade tranches of CMBS, CLO and CDO securities, which means that nationally recognized statistical rating organizations rate them below the top four investment-grade rating categories (i.e., “AAA” through “BBB”). Non-investment grade tranches have a higher risk of loss but usually provide a higher yield than investment grade securities. We may also make select investments in investment grade tranches if the expected returns meet our overall portfolio targeted returns.

Our CMBS bonds are secured by diverse pools of high quality commercial mortgage loans. We also have an investment in ACAS CRE CDO, which is a commercial real estate CDO secured by CMBS bonds. Since our IPO through December 31, 2007, we have made $994 million of investments in CMBS bonds. As of December 31, 2007, our total investment in CMBS bonds and ACAS CRE CDO at fair value was $422 million, or less than 4% of our total investments. Our direct CMBS bonds and the CMBS bonds held by ACAS CRE CDO are secured by $101 billion of commercial mortgage loans, although senior creditors typically have claims against those loans that are superior to our interests. Our investments in these securities have performed in accordance with our original underwriting assumptions and through December 31, 2007, we have not experienced any losses of underlying commercial mortgage loan collateral of the CMBS bonds.

Our commercial CLO securities are generally secured by diverse pools of high quality commercial loans and have virtually no exposure to residential mortgage loans. Our investments are in 21 CLO funds managed by 15 separate portfolio managers. Certain of our commercial CLO investments are in a joint venture portfolio company. Since our IPO through December 31, 2007, we have made $267 million of investments in commercial CLO securities. As of December 31, 2007, our investment in commercial CLO securities at fair value was $224 million, or only 2% of our total investments. Our commercial CLO securities are secured by $10 billion of primarily commercial loans, although senior creditors typically have claims against those loans that are superior to our interests. As of December 31, 2007, our investments in these securities have performed in accordance with our original underwriting assumptions.

Our CDO securities are generally secured by diverse pools of bonds of other securitizations including commercial loans, CMBS and residential mortgage backed securities. In general, the exposure to sub-prime residential loans is not significant in our CDO portfolio. Our investments are in four CDO funds managed by four separate portfolio managers. Certain of our CDO investments are in a joint venture portfolio company. Since our IPO through December 31, 2007, we have made $27 million of investments in CDO securities. As of December 31, 2007, our total investment in CDO securities at fair value was $14 million, or only 0.1% of our total investments. Our CDO securities are secured by $2 billion of collateral, although senior creditors typically have claims against those loans that are superior to our interests. As of December 31, 2007, our investments in these securities have performed in accordance with our original underwriting assumptions.

Lending and Investment Decision Criteria

We review certain criteria in order to make investment decisions. The list below represents a general overview of the criteria we have used in making our lending and investment decisions. Not all criteria are required to be favorable in order for us to make an investment. Add-on investments for growth, acquisitions or recapitalizations are based on the same general criteria. Add-on investments in distressed situations are based on the same general criteria but are also evaluated on the potential to preserve prior investments.

Operating History. We generally focus on middle market companies that have been in business over 10 years and have an attractive operating history, including generating positive cash flow. We generally target companies with significant market share in their products or services relative to their competitors. In addition, we consider factors such as customer concentration, performance during recessionary periods, competitive environment and ability to sustain margins. As of December 31, 2007, our current private finance portfolio companies had an average age of 29 years with 2007 average sales of $153 million and 2007 average adjusted earnings before interest, taxes, depreciation and amortization (“EBITDA”) of $30 million and an EBITDA margin of 20%.

Growth. We consider a target company’s ability to increase its cash flow. Anticipated growth is a key factor in determining the ability of the company to repay its debt and the value ascribed to any warrants and equity interests acquired by us.

Liquidation Value of Assets. Although we do not operate as an asset-based lender, liquidation value of the assets collateralizing our loans is a factor in many credit decisions. Emphasis is placed both on tangible assets such as accounts receivable, inventory, plant, property and equipment as well as intangible assets such as brand recognition, market reputation, customer lists, networks, databases and recurring revenue streams.

Experienced Management Team. We consider the quality of senior management to be extremely important to the long-term performance of most companies. Therefore, we consider it important that senior management be experienced and properly incentivized through meaningful ownership interest in the company.

Exit Strategy. Almost all of our investments consist of securities acquired directly from their issuers in private transactions. These securities are rarely traded in public markets, thus limiting their liquidity. Therefore, we consider it important that a prospective portfolio company have a number of methods by which our financing can be repaid and our equity investment sold or redeemed. These methods would typically include the sale or refinancing of the business or the ability to generate sufficient cash flow to repurchase our equity securities and repay our debt securities.

CMBS, CLO and CDO Criteria. We receive extensive information from the issuer regarding the mortgage loans, commercial loans and other securities that are the underlying collateral for a CMBS, CLO or CDO pool. We extensively underwrite the collateral securing our investment as appropriate. For instance, we underwrite the commercial mortgage loans securing a CMBS transaction by inspecting the underlying properties securing the mortgage and the surrounding markets in which they reside, preparing an analysis of the historic and current cash flow of the properties based on our analysis of current rent rolls and estimates of appropriate operating expenses for the property. We then re-calculate the debt service coverage, assess the collateral value and resulting loan-to-value ratios, and review the loan documents and third party reports such as appraisals, property condition and environmental reports. We study the local real estate market trends, review the credit worthiness of the borrower and their past borrowing experience all to form an opinion as to whether the loan is an acceptable credit risk. Based on the findings of our diligence procedures, we may reject certain mortgage loans from inclusion in the collateral pool or request that the loan be restructured or individual loans repriced.

Portfolio Composition

The composition summary of our investment portfolio as of December 31, 2007 at fair value as a percentage of total investments, excluding derivative agreements, is shown below. Our investment in European Capital, representing 8% of our total investments, is included in the common equity portion of the chart below:

We use the Global Industry Classification Standards for classifying the industry groupings of our portfolio companies. The following chart shows the portfolio composition by industry grouping at fair value as a percentage of total investments, excluding derivative agreements. Our investments in European Capital, CLO and CDO securities are classified in the Diversified Financial Services category. Our investments in ACAS CRE CDO and CMBS are classified in the Real Estate category.

Alternative Asset Management Business

Existing Funds Under Management

As of December 31, 2007, our assets under management totaled $17 billion, including $5 billion of assets under management in our alternative asset funds. As of December 31, 2007, our capital resources under management totaled $19 billion, including $6 billion of capital resources under management in our alternative asset funds. Our third party alternative asset management business is conducted through our wholly-owned portfolio company, American Capital, LLC. In general, wholly-owned subsidiaries of American Capital, LLC enter into management agreements for each of the managed alternative asset funds. The discussion of the operations of American Capital, LLC in this annual report includes its wholly-owned consolidated subsidiaries.

American Capital, LLC earns base management fees based on the size of the managed alternative asset funds and incentive income based on the performance of the alternative asset funds. In addition, we may invest directly into our alternative asset funds and earn investment income from our investments in those funds. We intend to grow our existing alternative asset funds, while continuing to create alternative asset funds to meet the increasing demand of sophisticated investors for superior risk-adjusted investment returns.

The following table sets forth certain information with respect to our alternative asset funds under management as of December 31, 2007.

	American Capital	European Capital	ACE I	ACE II	ACAS CLO-1	ACAS CRE CDO
Fund type	Public Alternative Asset Manager and Fund	Public Fund - London Stock Exchange	Private Fund	Private Fund	Private Fund	Private Fund

Established	1986	2005	2006	2007	2006	2007

Assets under management	$11.7 Billion(1)	$2.8 Billion	$1.0 Billion	$0.5 Billion	$0.4 Billion	$0.6 Billion

Investment types	Senior and Subordinated Debt, Equity, CMBS, CLO and CDO	Senior and Subordinated Debt, Equity, CLO and CDO	Equity	Equity	Senior Debt	CMBS

Capital type	Permanent	Permanent	Finite Life	Finite Life	Finite Life	Finite Life

(1)	Includes our investment in alternative asset funds that we manage.

European Capital is a publicly traded fund, which is not registered under U.S. securities law and invests in and sponsors management and employee buyouts, invests in private equity buyouts and provides capital directly to private and mid-sized public companies primarily in Europe. European Capital was established in Guernsey in 2005. On May 10, 2007, European Capital closed on an IPO of ordinary shares, and the ordinary shares were admitted to the Official List of the U.K. Financial Services Authority and to trading on the main market of the London Stock Exchange under the ticker symbol “ECAS.” American Capital, LLC earns a base management fee of 2% of European Capital’s assets and receives 20% of the net profits of European Capital, subject to certain hurdles.

ACE I is a private equity fund established in 2006 with $1 billion of equity commitments from third party investors. ACE I purchased 30% of our equity investments in 96 portfolio companies for an aggregate purchase price of $671 million. Also, ACE I co-invested with American Capital in an amount equal to 30% of equity investments made by American Capital between October 2006 and November 2007 until the $329 million remaining equity commitment was exhausted. In addition, 10%, or $100 million, of the $1 billion of equity commitments are recallable for additional co-investments with American Capital once they have been distributed to the third party ACE I investors. As of December 31, 2007, there were $93 million of recallable distributions available for add-on investments. American Capital, LLC manages ACE I in exchange for a 2% base management fee on the net cost basis of ACE I’s assets and 10% to 30% of the net profits of ACE I, subject to certain hurdles.

ACE II is a private equity fund established in 2007 with $585 million of equity commitments from third party investors. ACE II purchased 17% of our equity investments in 80 portfolio companies for an aggregate purchase price of $488 million. The remaining $97 million commitments will be used to fund add-on investments in the 80 portfolio companies. In addition, 10%, or $58.5 million, of the $585 million of equity commitments are recallable for additional co-investments with American Capital once they have been distributed to the third party ACE II investors. As of December 31, 2007, ACE II had $91 million and $33 million of unfunded equity commitments and recallable distributions outstanding, respectively. American Capital, LLC manages ACE II in exchange for a 2% base management fee on the net cost basis of ACE II’s assets and 10% to 30% of the net profits of ACE II, subject to certain hurdles.

ACAS CLO-1 was established in 2006 as a “warehouse” to invest in broadly syndicated and middle market senior loans. In April 2007, ACAS CLO-1 completed a $400 million securitization. We purchased 55% of the BB rated notes and 70% of the non-rated subordinated notes in ACAS CLO-1 for a total purchase price of $33 million. American Capital, LLC earns a base management fee of 0.68% of ACAS CLO-1’s assets and receives 20% of the net profits of ACAS CLO-1, subject to certain hurdles.

ACAS CRE CDO was established in 2007 as a commercial real estate collateralized debt obligation trust that holds investments in subordinated tranches of CMBS trusts. We own investment grade and non-investment grade notes and preferred shares of ACAS CRE CDO. American Capital, LLC serves as the collateral manager for ACAS CRE CDO in exchange for an annual senior management fee of 7.5 basis points and a subordinate management fee of 7.5 basis points.

Alternative Asset Management Business Funds Under Development

We expect to continue to develop our third party alternative asset management business as a publicly traded manager of funds of alternative assets. Our corporate development team and marketing department conduct market research and due diligence to identify industry and geographic sectors of alternative assets that have attractive investment attributes and where we can create an alternative asset fund with attractive return prospects. In addition to alternative asset funds focused on a specific industry or geographic location, we will also identify potential alternative asset funds that will invest in a specific security type such as first lien debt, second lien debt, distressed debt, real estate loans or equity securities. As particular funds are selected, we may utilize professionals on staff with experience in the proposed asset class for the alternative asset fund, or we may hire investment professionals with experience in the proposed asset class for the potential alternative asset fund. We may make initial investments directly in the assets of a proposed alternative asset fund. Those assets may either be sold or contributed to the proposed alternative asset fund upon formation of the fund. It is expected that separate alternative asset funds would then be established, that would raise capital, a portion of which could be funded by us. Alternatively, we could contribute all of the initial equity capital to an alternative asset fund with the expectation that we would subsequently raise third party capital. We would expect American Capital, LLC to enter into an asset management agreement with each new alternative asset fund.

As of December 31, 2007, we have provided all of the initial equity capital to alternative asset funds that invest in credit opportunities, residential mortgage-backed securities (“RMBS”) and public equity. We expect to raise third party capital for these alternative asset funds. These alternative asset funds are recorded as portfolio investments on our consolidated balance sheets.

The following additional potential alternative asset funds are in various stages of development as of December 31, 2007:

•	American Capital Agency Corp. - would invest in debt issued or guaranteed by certain U.S. government or U.S. government-sponsored agencies.

•	Primary Equity - would co-invest with American Capital in equities of private companies.

•	Secondary Equity - would purchase from American Capital a portion of our equities of private companies.

•	European Primary Equity - would co-invest with European Capital in equities of private companies.

•	European Primary Debt - would co-invest with European Capital in debt of private companies.

•	Financial Institutions - would invest in debt and equity of private financial companies.

•	Special Situations - would invest in debt and equity of companies under unusual circumstances.

We expect to continue developing the alternative asset funds listed above in 2008. We are also reviewing other potential alternative asset funds that we may begin to develop in 2008.

Private Finance Deal Stream and Market Share

We have established an extensive referral network comprised of investment bankers, private equity firms, mezzanine funds, trade organizations, commercial bankers, attorneys and business and financial brokers. We have a marketing department dedicated to maintaining contact with members of the referral network and receiving opportunities for us to consider. Our marketing department has developed an extensive proprietary database of reported middle market transactions. Based on the data we have gathered, we believe that the middle market is highly fragmented and that we are the leader in the U.S. middle market with a 2.2% market share. According to our data, no other competitor had more than a 1.6% market share. Based on our data, over 200 firms did not close a transaction during 2007. During 2007, our marketing department and offices received information concerning several thousand transactions for consideration. Most of those transactions did not meet our criteria for initial consideration, but the opportunities that met those criteria were directed to our principals for further review and consideration. We have also developed an internet website that provides an efficient tool to businesses for learning about American Capital and our capabilities.

Institutional Approach to Investing

Over the past ten years, we have built an institution with a leading capability to originate, underwrite, finance, syndicate, monitor and exit alternative investments that generate attractive returns. Our dedicated teams of investment professionals are the cornerstone of our institution. We have also created an extensive support structure that provides in-house due diligence, operational, legal and human resources support to our investment professionals and to our portfolio company, American Capital, LLC. The following are the key functional teams that execute our alternative asset management business including the internal management of American Capital and its portfolio.

Investment Teams: We have 60 investment teams with over 260 professionals, including 46 investment teams, with over 220 professionals located in our 10 offices in the United States, and 14 investment teams, with over 40 professionals located in four offices in Europe of European Capital Financial Services Limited, a subsidiary of our portfolio company American Capital, LLC. The Investment Teams originate, review and screen investment opportunities, conduct business, management and operations due diligence, prepare investment committee reports and models, make recommendations to the investment committee, execute investments, represent us on the boards of directors of portfolio companies, assist in monitoring and valuing of investments and manage acquisitions, divestures and exiting of investments. Our Investment Teams are organized so that each team focuses on a specific investment strategy. Our Investment Teams include:

•

American Capital and European Capital Buyout: A 59-person team that leads our American Capital and European Capital One-Stop Buyouts™ of middle market companies including corporate divestitures, acquisitions of portfolio companies from private equity firms, acquisition of family-owned or closely held businesses, going private transactions and ownership transitions. They originate senior debt, subordinated debt and equity in American Capital and European Capital controlled buyouts.

•

Sponsor Finance: A 36-person team that provides private equity sponsors with senior debt, subordinated debt and equity co-investments in support of their buyouts of middle market companies. In addition, they will also target investments directly to privately and publicly-held middle market companies.

•

Energy Investment: An 11-person team that leads our American Capital One-Stop Buyouts™, direct investments and sponsored finance investments in the entire chain of energy exploration, production and distribution, and services, manufacturing, power and utility services. They will also invest in alternative energy, including wind power, solar energy and biofuels. They originate senior debt, subordinated debt and equity investments.

•

Financial Services: A 9-person team that leads our American Capital One-Stop Buyouts™, direct investments and sponsored finance investments in consumer and commercial finance, insurance, asset management and companies providing products or services to financial services firms. They originate senior debt, subordinated debt and equity investments.

•

Special Situations: A 15-person team that leads our American Capital One-Stop Buyouts™, direct investments and sponsored finance investments in distressed companies, companies undergoing turnarounds, bankruptcy auctions, debtor-in-possession, exit financing and other special situations in middle market companies. They originate senior debt, subordinated debt and equity investments.

•

Technology Investment: A 10-person team leads our American Capital One-Stop Buyouts™, direct investments and sponsored finance investments in early, middle and late stage technology companies. They will invest in various technology sectors including networking, software, communications, enterprise data, new media, consumer technologies and industrial technology. They originate senior debt, subordinated debt and equity investments.

•	Second Lien Investment: A 7-person team that originates second lien debt investments which are sourced primarily through the syndication loan sale desks of various market sources.

•

Commercial Mortgage Asset Management: A 13-person team that originates commercial mortgages and related assets directly or by investing in debt and equity tranches of CMBS and CRE CDOs. The team also participates in underwriting, due diligence and financing of real estate owned by our portfolio companies. They originate subordinated debt and equity investments.

•

Residential Mortgage Asset Management: An 8-person team that originates investments in the debt tranches of RMBS. The team was hired in September 2007 to identify attractive investment opportunities in the residential mortgage market as a result of the recently depressed prices in the sector. The team may also invest in single-family mortgage pass through securities and collateralized mortgage obligations where the payment of interest and principal is guaranteed by a U.S. government agency or U.S. government sponsored agency.

•

Collateralized Loan Obligation: A 12-person team that invests in and manages senior loan collateral for third party investors through structured finance products such as a CLO. The team sources middle market senior loans originated through our various Investment Teams and also by purchasing rated, broadly syndicated senior debt. They also invest in non-rated tranches of CLOs and CDOs managed by other third party fund managers.

Operations Team: A 32-person team with expertise in manufacturing services, consumer products, financial services, energy services, supply chain management, outsourcing and technology. The Operations Team is led by a managing director and includes seasoned former presidents, CEOs (15), COOs (4), CFOs (2) and supply chain and outsourcing specialists (5). The Operations Team conducts operational due diligence on prospective portfolio companies and reports and makes recommendations to the investment committee. The team will then also assist portfolio companies post close with operational improvement plans. If we have a struggling portfolio company that is underperforming, the Operations Team will work closely with the portfolio company to improve performance by providing interim leadership at the portfolio company and to identify business actions to help improve performance. The team will provide hands-on assistance to reduce costs, systemize sales and marketing, grow the business and strengthen management talent at the portfolio company.

Investment Committee Support Team: A 7-person team that assists our investment committee (the “Investment Committee”) in establishing procedures and controls, establishing due diligence protocol and working with Investment Teams to establish due diligence plans for each prospective investment, developing standard investment committee reports and models, organizing investment committee meetings, monitoring and reporting investment committee results and tracking subsequent developments.

Business Development Team: A 7-person team that assists our Investment Teams in researching, targeting and developing investment opportunities from multiple, established channels, including investment banks, private equity firms, trade organizations, industry contacts, attorneys, commercial bankers and business and financial brokers.

Financial Accounting and Compliance Team (“FACT”): A 69-person team of in-house certified public accountants, chartered accountants and valuation and audit professionals. FACT is responsible for providing pre- and post-investment financial due diligence, portfolio monitoring and quarterly valuations of portfolio assets. FACT assists our Investment Teams in conducting extensive financial accounting, tax and information technology due diligence of each target investment company, which includes one or more on-site visits, a review of the portfolio company’s historical and prospective financial information, and identifying and confirming pro forma financial adjustments. FACT also monitors the existing portfolio investments by gathering, inputting into an automated database, analyzing and regularly reviewing monthly financial information and other materials to assess financial performance as well as to ensure compliance with loan covenants. Also, FACT, with the assistance of our Investment Teams and subject to the oversight of senior management and the Audit and Compliance Committee, prepares a quarterly valuation of each portfolio company investment.

Syndications Team: A 9-person team that is responsible for arranging syndications of all or part of the senior debt of our portfolio companies either at closing or subsequent to the closing of a senior financing transaction. They perform a variety of functions relating to the marketing and completing of such transactions.

Capital Markets, Finance and Treasury Team: A 40-person team that is responsible for raising equity and debt capital, investor relations, financial budgeting and forecasting and daily liquidity and cash management. Through its debt capital raising activities, the team is responsible for structuring, selling and administering on-balance sheet term debt securitizations of debt investments, investment grade unsecured bonds and various other revolving facilities and term debt facilities for American Capital and its alternative asset funds under management, including our structured products included in our alternative asset funds under management such as ACAS CLO-1 and ACAS CRE CDO. Through its equity capital raising activities, the team is responsible for structuring and selling equity for American Capital and our public and private funds. The team is also responsible for monitoring and reporting on capital market conditions and researching, developing and raising private and public capital for new third party funds for our alternative asset management business. The team is also responsible for arranging syndications of all or part of the equity of our portfolio companies either at closing or subsequent to the closing of an equity financing transaction.

Accounting and Reporting Team: A 67-person team that is responsible for the accounting of our financial performance as well as that of our managed funds, including financial reporting and communications to our shareholders, partners and regulatory bodies. Among its tasks are preparing financial statements, investment accounting, analysis of investment performance, loan servicing, billing, accounts receivable and payable, tax compliance, external audit coordination and developing and monitoring our internal controls.

Legal and Compliance Team: A 25-person team that provides extensive legal support to our capital raising and investing activities, is involved in regular reporting and special communications with our shareholder and regulatory bodies and manages the outside law firms that provide transactional, litigation and regulatory services to us. In addition, as required by the Securities and Exchange Commission, or SEC, we have appointed a Chief Compliance Officer, who is responsible for administering our code of ethics and conduct and our legal compliance activities.

Internal Audit Team: A 5-person team that reports directly to the Audit and Compliance Committee of our Board of Directors. The team performs operational audits and tests our internal controls over financial reporting to assist management’s assessment of the effectiveness of our internal controls over financial reporting under the Sarbanes-Oxley Act of 2002.

Human Resources Team: A 25-person team that assists in recruiting, hiring, reviewing and establishing and administering compensation programs for our employees. In addition, the team is available to the Investment Teams and the Operations Team to assist with executive management and other human resources issues at portfolio companies.

Information Technology Team: A 32-person team that assists all departments in researching, developing, implementing and maintaining communication and technological resources for our multi-office operations including highly specialized systems for the input, processing and reporting of data.

Corporate Communications Team: An 8-person team that assists other teams in communicating with our customers, shareholders and the media by producing marketing materials, newsletters, press releases, mailings and websites and is also responsible for public relations and advertising.

Operations

Marketing, Origination and Approval Process: Our Business Development Team assists our investment professionals in the private finance area in sourcing buyout and financing opportunities. This team targets an extensive referral network comprised of investment bankers, private equity firms, mezzanine funds, trade organizations, commercial bankers, attorneys and business and financial brokers. The team developed and maintains an extensive proprietary industry-wide database of reported middle market transactions, which enables us to monitor and evaluate the middle market investing environment. This database is used to help us assess whether we are penetrating our target markets and to accurately track terms and pricing. Our financial professionals review thousands of financing memorandums and private placement memorandums sourced from this extensive referral network in search of potential buyout or financing opportunities. Investment opportunities that pass an initial screen are then evaluated by a team led by one of our financial principals. The financial principal and his or her team, with the assistance from our FACT and our Operations Team, along with the oversight of our Investment Committee, are responsible for structuring, negotiating, pricing and closing the transaction.

In our private finance investments, our investment professionals along with our Operations Team and FACT conduct extensive due diligence of each target company that passes the initial screening process. This includes one or more on-site visits, a review of the target company’s historical and prospective financial information, identifying and confirming pro-forma financial adjustments, interviews with and assessments of management, employees, customers and vendors, review of the adequacy of the target company’s systems, background investigations of senior management and research on the target company’s products, services and industry. We often engage professionals such as environmental consulting firms, accounting firms, law firms, risk management companies and management consulting firms with relevant industry expertise to perform elements of the due diligence.

In our structured finance investments, we receive extensive information regarding the mortgage loans, commercial loans and other securities that are the underlying collateral for a CMBS, CLO or CDO pool from the issuer and we extensively underwrite the collateral securing our investment as appropriate.

Upon completion of our due diligence, our Investment Teams, FACT and Operations Team as well as any consulting firms that we have engaged, prepare and present an extensive report containing the due diligence information for review to our Investment Committee. Our Investment Committee, which includes representatives of our senior officers depending on the nature of the proposed investment, generally must approve each investment. Investments exceeding a certain size or meeting certain other criteria must also be approved by our Board of Directors. Our Investment Committee is supported by a dedicated staff that focuses on the due diligence and other research done with regard to each proposed investment.

Portfolio Management: In addition to the extensive due diligence at the time of the original investment decision, we seek to preserve and enhance the performance of our portfolio companies under management through our active involvement with the portfolio companies. Also as a BDC, we are required by law to make significant managerial assistance available to most of our portfolio companies. This generally includes providing guidance and counsel concerning the management, operations and business objectives and policies of the portfolio company to the portfolio company’s management and board of directors, including participating on the company’s board of directors. The respective Investment Teams and FACT regularly review each portfolio company’s monthly financial statements to assess performance and trends, periodically conduct on-site financial and operational reviews and evaluate industry and economic issues that may affect the portfolio company.

Portfolio Valuation

FACT, with the assistance of our Investment Teams, and subject to the oversight of senior management and the Audit and Compliance Committee, prepares a quarterly valuation of each of our portfolio company investments. Our Board of Directors approves our portfolio valuations as required by the 1940 Act. Our Board of Directors also engages the independent financial advisory firm of Houlihan Lokey Howard & Zukin Financial Advisory, Inc. (“Houlihan Lokey”) to assist in this process by reviewing each quarter a selection of our portfolio companies and to report their conclusions to the Audit and Compliance Committee. Each quarter, Houlihan Lokey reviews approximately one quarter our determination of the fair value of our portfolio company investments that have been portfolio companies for at least one year and that have a fair value in excess of $25 million, in accordance with our valuation procedures. Management and the Audit and Compliance Committee may also selectively engage Houlihan Lokey to review individual portfolio companies on a quarterly basis. For more information regarding our portfolio valuation policies and procedures, see “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Critical Accounting Policies.”

Competition

We compete with hundreds of private equity and mezzanine funds and other financing sources, including traditional financial services companies such as finance companies, commercial banks, investment banks and other equity and non-equity based investment funds. Some of our competitors are substantially larger and have considerably greater financial resources than we do. Competitors may have a lower cost of funds and many have access to funding sources that are not available to us. In addition, certain of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships and build their market shares. There is no assurance that the competitive pressures we face will not have a material adverse effect on our business, financial condition and results of operations. In addition, as a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time and there can be no assurance that we will be able to identify and make investments that satisfy our investment objectives or that we will be able to meet our investment goals.

Employees

As of December 31, 2007, we employed 580 full-time employees compared with 430 and 289 full-time employees as of December 31, 2006 and 2005, respectively. We believe that we have excellent relations with our employees. In addition, our portfolio company, American Capital, LLC, employed 104 and 54 full-time employees as of December 31, 2007 and 2006, respectively.

Business Development Company Requirements

Qualifying Assets

As a BDC, we may not acquire any asset other than qualifying assets, as defined by the 1940 Act (“Qualifying Assets”), unless, at the time the acquisition is made, the value of our Qualifying Assets represent at least 70% of the value of our total assets. The principal categories of Qualifying Assets relevant to our business are the following:

•	securities purchased in transactions not involving any public offering from:

a)	an issuer that (i) is organized and has its principal place of business in the United States, (ii) is not an investment company other than a small business investment company wholly owned by the business development company, and (iii) does not have any class of securities listed on a national securities exchange; or

b)	an issuer that satisfies the criteria set forth in clauses (a) (i) and (ii) above but not clause (a)(iii), so long as, at the time of purchase, we own at least 50% of (i) the greatest amount of equity securities of the issuer, including securities convertible into such securities and (ii) the greatest amount of certain debt securities of such issuer, held by us at any point in time during the period when such issuer was an eligible portfolio company, except that options, warrants, and similar securities which have by their terms expired and debt securities which have been converted, or repaid or prepaid in the ordinary course of business or incident to a public offering of securities of such issuer, shall not be considered to have been held by us, and we are one of the 20 largest holders of record of such issuer’s outstanding voting securities;

•	securities received in exchange for or distributed with respect to securities described above, or pursuant to the exercise of options, warrants or rights relating to such securities; and

•	cash, cash items, government securities, or high quality debt securities maturing in one year or less from the time of investment.

Under the 1940 Act, we may not change the nature of our business so as to cease to be, or withdraw our election as, a BDC without consent of the holders of a majority of our outstanding voting securities. Since we made our BDC election, we have not made any substantial change in our structure or in the nature of our business.

To include certain securities above as Qualifying Assets for the purpose of the 70% test, a BDC must either control the issuer of the securities or generally offer to make significant managerial assistance available to the issuer of those securities, such as providing significant guidance and counsel concerning the management, operations, or business objectives and policies of a portfolio company or making loans to a portfolio company. We make significant managerial assistance available to each of our portfolio companies.

Temporary Investments

Pending investment in other types of Qualifying Assets, we may invest our otherwise uninvested cash in cash items, government securities, agency paper or high quality debt securities maturing in one year or less from the time of investment in such high quality debt investments, referred to as temporary investments, so that at least 70% of our assets are Qualifying Assets. Additionally, we may invest in repurchase obligations of a “primary dealer” in government securities (as designated by the Federal Reserve Bank of New York) or of any other dealer whose credit has been established to the satisfaction of our Board of Directors. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. Such interest rate is effective for the period of time during which the investor’s money is invested in the arrangement and is related to current market interest rates rather than the coupon rate on the purchased security. We require the continual maintenance by our custodian or the correspondent in its account with the Federal Reserve/Treasury Book Entry System of underlying securities in an amount at least equal to the repurchase price. If the seller were to default on its repurchase obligation, we might suffer a loss to the extent that the proceeds from the sale of the underlying securities were less than the repurchase price. A seller’s bankruptcy could delay or prevent a sale of the underlying securities.

Leverage

For the purpose of making investments and to take advantage of favorable interest rates, we have issued, and intend to continue to issue, senior debt securities and other evidences of indebtedness, up to the maximum amount permitted by the 1940 Act. The 1940 Act permits us, as a BDC, to issue senior debt securities and preferred stock, (collectively, “Senior Securities”), in amounts such that our asset coverage is at least 200% after each issuance of senior securities. Asset coverage is defined in the 1940 Act as the ratio which the value of the total assets, less all liabilities and indebtedness not represented by Senior Securities, bears to the aggregate amount of Senior Securities representing indebtedness. Such indebtedness may also be incurred for the purpose of effecting share repurchases. As a result, we are exposed to the risks of leverage. Although we have no current intention to do so, we have retained the right to issue preferred stock. As permitted by the 1940 Act, we may, in addition, borrow amounts up to 5% of our total assets for temporary purposes. As of December 31, 2007, our asset coverage was 234%.

Issuance of Stock

We are not generally able to issue and sell our common stock at a price below our net asset value per share, exclusive of any distributing commission or discount. We may, however, sell our common stock at a price below the current net asset value per share of our common stock, or sell warrants options or rights to acquire our common stock at a price below the current net asset value per share of our common stock if our Board of Directors determines that such a sale is in the best interest of us and our shareholders and our shareholders approve our policy and practice of making such sales. In any such case, the price at which our securities are to be issued and sold may not be less than a price that, in the determination of our Board of Directors and the underwriters on an offering, closely approximates the market value of such securities (exclusive of any distributing commission or discount).

Regulated Investment Company Requirements

We operate so as to qualify as a RIC under Subchapter M of the Code. If we qualify as a RIC and annually distribute to our shareholders in a timely manner at least 90% of our investment company taxable ordinary income, we will not be subject to federal income tax on the portion of our taxable ordinary income and long-term capital gains we distribute to our shareholders. Taxable income generally differs from net income as defined by accounting principles generally accepted in the United States (“GAAP”) due to temporary and permanent timing differences in the recognition of income and expenses, returns of capital and net unrealized appreciation or depreciation.

Generally, in order to maintain our status as a RIC, we must: a) continue to qualify as a BDC; b) distribute to our shareholders in a timely manner, at least 90% of our investment company taxable ordinary income, as defined by the Code; c) derive in each taxable year at least 90% of our gross investment company income from dividends, interest, payments with respect to securities loans, gains from the sale of stock or other securities or other income derived with respect to our business of investing in such stock or securities as defined by the Code; and d) meet investment diversification requirements. The diversification requirements generally require us at the end of each quarter of the taxable year to have (i) at least 50% of the value of our assets consist of cash, cash items, government securities, securities of other regulated investment companies and other securities if such other securities of any one issuer do not represent more than 5% of our assets and 10% of the outstanding voting securities of the issuer; and (ii) no more than 25% of the value of our assets invested in the securities of one issuer (other than U.S. government securities and securities of other RICs), or of two or more issuers that are controlled by us and are engaged in the same or similar or related trades or businesses.

In addition, with respect to each calendar year, if we distribute or have treated as having distributed (including amounts retained but designated as deemed distributed) in a timely manner 98% of our capital gain income for each one-year period ending on October 31, and distribute 98% of our investment company net ordinary income for such calendar year (as well as any ordinary income not distributed in prior years), we will not be subject to the 4% nondeductible federal excise tax imposed with respect to certain undistributed income of RICs. We may elect to not distribute all of our investment company taxable income and pay the excise tax on the undistributed amount. Any such undistributed income is carried over into the next year as taxable income subject to the minimum distribution requirements for that year.

If we fail to satisfy the 90% distribution requirement or otherwise fail to qualify as a RIC in any taxable year, we will be subject to tax in such year on all of our taxable income, regardless of whether we make any distribution to our shareholders. In addition, in that case, all of our distributions to our shareholders will be characterized as ordinary income (to the extent of our current and accumulated earnings and profits). We have distributed and currently intend to distribute sufficient dividends to eliminate our investment company taxable income.

Our wholly-owned consolidated subsidiary, American Capital Financial Services, Inc. (“ACFS”), is a corporation subject to corporate level federal, state or other local income tax.

Investment Objectives

Our primary business objectives are to increase our taxable income, net realized earnings and net asset value by investing in senior debt, subordinated debt and equity securities of private companies, early and late stage technology companies, companies in special situations, alternative asset funds managed by us and structured finance entities with attractive current yields and/or potential for equity appreciation and realized gains. Our investment objectives provide that:

•

We will at all times conduct our business so as to retain our status as a BDC. In order to retain that status, we may not acquire any assets (other than non-investment assets necessary and appropriate to our operations as a BDC) if after giving effect to such acquisition the value of our qualifying assets amounts to less than 70% of the value of our total assets. For a summary definition of qualifying assets, see “Business Development Company Requirements.” We believe most of the securities we will acquire (provided that we control, or through our officers or other participants in the financing transaction, make significant managerial assistance available to the issuers of these securities), as well as temporary investments, will generally be qualifying assets. Securities of public companies, other than OTC and pink sheet stocks, on the other hand, are generally not qualifying assets unless they were acquired in a distribution, in exchange for or upon the exercise of a right relating to securities that were qualifying assets.

•

We may invest up to 100% of our assets in securities acquired directly from issuers in privately-negotiated transactions. With respect to such securities, we may, for the purpose of public resale, be deemed an “underwriter” as that term is defined in the Securities Act. We may invest up to 50% of our assets to acquire securities of issuers for the purpose of acquiring control (up to 100% of the voting securities) of such issuers. We will not concentrate our investments in any particular industry or group of industries. Therefore, we will not acquire any securities (except upon the exercise of a right related to previously acquired securities) if, as a result, 25% or more of the value of our total assets consists of securities of companies in the same industry.

•

We may issue senior securities to the extent permitted by the 1940 Act for the purpose of making investments, to fund share repurchases, or for temporary or emergency purposes. As a BDC, we may issue senior securities up to an amount so that the asset coverage, as defined in the 1940 Act, is at least 200% immediately after each issuance of senior securities.

•

We will not (a) act as an underwriter of securities of other issuers (except to the extent that we may (i) be deemed an “underwriter” of securities purchased by us that must be registered under the Securities Act before they may be offered or sold to the public or (ii) underwrite securities to be distributed to or purchased by our shareholders in connection with offerings of securities by companies in which we are a shareholder); (b) sell securities short (except with regard to managing risks associated with publicly traded securities issued by portfolio companies); (c) purchase securities on margin (except to the extent that we may purchase securities with borrowed money); (d) write or buy put or call options (except (i) to the extent of warrants or conversion privileges in connection with our acquisition financing or other investments, and rights to require the issuers of such investments or their affiliates to repurchase them under certain circumstances, or (ii) with regard to managing risks associated with publicly traded securities issued by portfolio companies); (e) engage in the purchase or sale of commodities or commodity contracts, including futures contracts (except where necessary in working out distressed loan or investment situations); or (f) acquire more than 3% of the voting stock of, or invest more than 5% of our total assets in any securities issued by, any other investment company (as defined in the 1940 Act), except as they may be acquired as part of a merger, consolidation or acquisition of assets. With regard to that portion of our investments in securities issued by other investment companies it should be noted that such investments may subject our shareholders to additional expenses.

The percentage restrictions set forth above, other than the restriction pertaining to the issuance of senior securities, as well as those contained elsewhere herein, apply at the time a transaction is effected, and a subsequent change in a percentage resulting from market fluctuations or any cause other than an action by us will not require us to dispose of portfolio securities or to take other action to satisfy the percentage restriction.

The above investment objectives have been set by our Board of Directors and do not require shareholder consent to be changed.

Investment Advisor

We have no investment advisor and are internally managed by our executive officers under the supervision of our Board of Directors.

Legal Proceedings

Neither we, nor any of our consolidated subsidiaries, are currently subject to any material litigation nor, to our knowledge, is any material litigation threatened against us or any consolidated subsidiary, other than routine litigation and administrative proceedings arising in the ordinary course of business. Such proceedings are not expected to have a material adverse effect on our business, financial condition, or results of operations.

SENIOR SECURITIES

Information about our senior securities is shown in the following tables as of December 31 for the years indicated in the table, unless otherwise noted. The “–” indicates information which the Securities and Exchange Commission expressly does not require to be disclosed for certain types of senior securities. Ernst & Young LLP’s report on the senior securities table as of December 31, 2007, is attached as an exhibit to the registration statement of which this prospectus is a part.

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(a)	Asset Coverage Per Unit (b)	Involuntary Liquidating Preference Per Unit(c)	Average Market Value Per Unit (d)
	(in millions)
Asset Securitizations
1998	$0	$0	—	N/A
1999	0	0	—	N/A
2000	87	4	—	N/A
2001	103	4	—	N/A
2002	364	2	—	N/A
2003	724	2	—	N/A
2004	742	2	—	N/A
2005	1,233	2	—	N/A
2006	1,676	2	—	N/A
2007	2,416	2	—	N/A

Revolving Credit Facilities
1998	$30	$2	—	N/A
1999	79	5	—	N/A
2000	68	4	—	N/A
2001	148	4	—	N/A
2002	256	2	—	N/A
2003	116	2	—	N/A
2004	623	2	—	N/A
2005	755	2	—	N/A
2006	1,562	2	—	N/A
2007	1,466	2	—	N/A

Unsecured Notes
1998	$5	$2	—	N/A
1999	0	0	—	N/A
2000	0	0	—	N/A
2001	0	0	—	N/A
2002	0	0	—	N/A
2003	0	0	—	N/A
2004	167	2	—	N/A
2005	368	2	—	N/A
2006	392	2	—	N/A
2007	942	2	—	N/A

Other Short-term Secured Financing
1998	$81	$2	—	N/A
1999	0	0	—	N/A
2000	0	0	—	N/A
2001	0	0	—	N/A
2002	0	0	—	N/A
2003	0	0	—	N/A
2004	29	2	—	N/A
2005	110	2	—	N/A
2006	296	2	—	N/A
2007	—	0	—	N/A

(a)	Total amount of each class of senior securities outstanding at the end of the period presented.
(b)	Asset coverage per unit is the ratio of the carrying value of our total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000,000 of indebtedness.
(c)	The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it.
(d)	Not applicable because senior securities are not registered for public trading.

PORTFOLIO COMPANIES

The following table sets forth certain information as of December 31, 2007 (dollars in millions), regarding each portfolio company in which we currently have a debt or equity investment. All such debt and equity investments have been made in accordance with our investment policies and procedures.

Company	Industry	Investments	# of shares/ units owned	Principal/ Notional	Cost	Fair Value
ACAS CLO 2007-1, Ltd. 2 Bethesda Metro Center Suite 1400 Bethesda, MD 20814	Diversified Financial Services	Secured Notes Subordinated Notes		$8.5	$8.5 25.4	$8.5 21.7

					33.9	30.2
ACAS CRE CDO 2007-1, Ltd. Wells Fargo as Trustee 9062 Old Annapolis Rd Columbia, MD 21045	Real Estate	Notes Preferred Shares	417,086,292	345.5	200.5 22.0	153.9 19.4

					222.5	173.3
ACAS Equity Holdings Corp. 2 Bethesda Metro Center Suite 1400 Bethesda, MD 20814	Diversified Financial Services	Common Stock	707		14.6	12.9
ACAS Wachovia Investments, L.P. 2 Bethesda Metro Center Suite 1400 Bethesda, MD 20814	Diversified Financial Services	Partnership Interest	90%		22.2	12.9
ACSAB, LLC 4311 Oak Lawn Avenue, Suite 650 Dallas, TX 75219	Oil, Gas & Consumable Fuels	Convertible Preferred Membership Units	30,329		—	0.6
Aeriform Corporation 8350 Mosley Rd Houston, TX 77075	Chemicals	Subordinated Debt		7.2	6.2	3.4
Aerus, LLC 2300 Windy Ridge Parkway Suite 900 Atlanta, GA 30339	Household Durables	Common Membership Warrants	250,000		0.2	—
Affordable Care Holding Corp. 4990 Highway 70 West Kinston, NC 28504	Health Care Providers & Services	Subordinated Debt Convertible Preferred Stock Common Stock	70,752 17,687,156	52.8	52.1 77.4 17.7	52.1 92.4 23.1

					147.2	167.6
Algoma Holding Company 1001 Perry Street Algoma, WI 54201	Building Products	Subordinated Debt Convertible Preferred Stock	23,319	13.0	12.9 —	12.9 7.8

					12.9	20.7
American Acquisition, LLC 3300 S. Parker Road Suite 500 Aurora, CO 80014	Capital Markets	Senior Debt		13.0	12.5	12.5
American Capital, LLC 25 Bedford Street London WC2E 9ES	Capital Markets	Senior Debt Common Membership interest	100%	10.6	10.4 58.5	10.4 466.5

					68.9	476.9

Company	Industry	Investments	# of shares/ units owned	Principal/ Notional	Cost	Fair Value
American Driveline Systems, Inc.	Commercial Services & Supplies	Subordinated Debt		41.1	40.5	40.5
201 Gibraltar Rd.		Redeemable Preferred Stock	403,357		25.0	25.0
Suite #150		Common Stock	128,681		10.8	8.2
Horsham, PA 19044		Common Stock Warrants	204,663		17.3	28.0

					93.6	101.7
AmWins Group, Inc. 4064 Colony Road, Suite 450 Charlotte, NC 28211	Insurance	Senior Debt		18.6	18.6	18.6
Aptara, Inc.	IT Services	Subordinated Debt		52.7	52.3	52.3
3110 Fairview Park Drive		Redeemable Preferred Stock	13,942		14.2	14.2
Suite 900		Convertible Preferred Stock	2,549,410		8.8	12.9
Falls Church, VA 22042		Preferred Stock Warrants	172,382		0.9	0.9

					76.2	80.3
Ares VIII CLO, Ltd. 280 Park Avenue New York, NY 10017	Diversified Financial Services	Preference Shares	5,000		3.9	4.0
Ares IIIR/IVR CLO Ltd. 1999 Avenue of the Stars, Suite 900 Los Angeles, CA 90067	Diversified Financial Services	Subordinated Notes	20,000		19.4	18.4
Aspect Software 90 Hudson Street Mailstop: JCY05-0199 Jersey City, NJ 07302	IT Services	Senior Debt		20.0	19.8	19.8
Astrodyne Corporation	Electrical Equipment	Senior Debt		6.5	6.4	6.4
300 Myles Standish Blvd.		Subordinated Debt		11.0	10.9	10.9
Taunton, MA 02780		Redeemable Preferred Stock	1		—	—
		Convertible Preferred Stock	322,208		6.8	11.3

					24.1	28.6
Auxi Health, Inc. 4200 Commerce Court Suite 102 Lisle, IL 60532	Health Care Providers & Services	Subordinated Debt		9.9	4.4	2.0
Avanti Park Place LLC C/O Comidor Property Services 1702 E. Highland Avenue, Suite 210 Phoenix, AZ 85016	Real Estate	Senior Debt		6.3	6.3	6.3
Axygen Holdings Corporation	Health Care Equipment & Supplies	Subordinated Debt		60.0	59.2	59.2
33210 Central Avenue		Redeemable Preferred Stock	205,204		40.5	40.5
Union City, CA 94587		Convertible Preferred Stock	48,736		13.5	13.5
		Common Stock	2,566		0.3	0.4
		Common Stock Warrants	205,204		19.1	47.7

					132.6	161.3
Babson CLO Ltd. 2006-II 201 South College Street Suite 2400 Charlotte, NC 28244	Diversified Financial Services	Income Notes	15,000		14.8	13.8
BALLYROCK CLO 2006-2 LTD. Exchange Place Boston, MA 02109	Diversified Financial Services	Deferrable Notes		2.5	2.1	2.1

Company	Industry	Investments	# of shares/ units owned	Principal/ Notional	Cost	Fair Value
Barton-Cotton Holding Corporation	Commercial Services & Supplies	Subordinated Debt		29.6	29.2	29.2
1405 Parker Road		Redeemable Preferred Stock	28,263		15.7	19.8
Baltimore, MD 21227		Convertible Preferred Stock	67,158		6.7	—
		Common Stock Warrants	125,610		12.6	3.5

					64.2	52.5
BBB Industries, LLC 14A Section B, Brookley Industrial Complex Mobile, AL 36615	Auto Components	Senior Debt		21.2	21.2	21.2
Belloto Holdings Limited Colwick Business Park Private Road No. 2 Colwick, Nottingham, NG4 2JR United Kingdom	Household Durables	Subordinated Debt		3.8	3.7	3.7
		PIK Note			9.0	9.1
		Ordinary Shares	32,434		0.1	0.1

					12.8	12.9
Berry-Hill Galleries, Inc.	Distributors	Senior Debt		37.2	36.9	36.9
11 East 70th Street		Common Stock Warrants	1		0.1	0.1
New York, NY 10021

					37.0	37.0
BLI Partners, LLC 20465 East Walnut Drive North Walnut, CA 91789-2819	Personal Products	Common Membership Interest			17.3	2.3
BPWest, Inc.	Energy Equipment & Services	Subordinated Debt		8.5	8.4	8.4
2431 E. 61st Street		Redeemable Preferred Stock	5,167		5.9	6.3
Suite 710		Common Stock	516,643		—	70.7
Tulsa, OK 74136

					14.3	85.4
BSW Investors II, LLC 1050 North Linbergh Blvd. Creve Coeur, MO 63132-2912	Real Estate	Senior Debt		2.0	2.0	2.0
Butler Animal Health Supply, LLC 5600 Blazer Parkway Dublin, OH 43017	Health Care Providers & Services	Senior Debt		8.0	8.0	8.0
CAMP Systems International, Inc. LI MacArthur Airport 999 Marconi Avenue Ronkonkoma, NY 11779-7299	Transportation Infrastructure	Senior Debt		30.0	29.7	29.7
Capital.com, Inc. 2 Bethesda Metro Center Suite 1400 Bethesda, MD 20814	Diversified Financial Services	Common Stock	8,500,100		1.5	0.4
Carestream Health, Inc. 343 State Street Rochester, NY 14650-0948	Health Care Equipment & Supplies	Senior Debt		15.0	15.0	15.0
CCRD Operating Company, Inc.	Diversified Consumer Services	Senior Debt		142.3	141.3	141.3
13809 Research Boulevard		Subordinated Debt		12.0	11.8	11.8
Suite 906		Common Stock	729,763		1.6	8.6
Austin, TX 78750

					154.7	161.7

Company	Industry	Investments	# of shares/ units owned	Principal/ Notional	Cost	Fair Value
Cent CDO 12 Limited 100 N. Sepulveda Blvd. Suite 650 El Segundo, CA 90245	Diversified Financial Services	Income Notes	26,355,270		24.6	23.9
Centurion CDO 8 Limited 100 N. Sepulveda Blvd. Suite 650 El Segundo, CA 90245	Diversified Financial Services	Subordinated Notes	5,000		3.4	4.0
CH Holding Corp.	Leisure Equipment & Products	Senior Debt		13.1	13.0	3.5
111 Kayaker Way		Redeemable Preferred Stock	21,215		42.7	—
Easley, SC 29642		Convertible Preferred Stock	665,000		—	—
		Common Stock	1		—	—

					55.7	3.5
CIBT Global Inc. 8280 Greensboro Drive Suite 500 McLean, VA 22102	Commercial Services & Supplies	Senior Debt		108.0	106.8	106.8
Cinelease, Inc.	Electronic Equipment & Instruments	Senior Debt		60.6	60.0	60.0
2040 N. Lincoln Street		Common Stock	583		0.6	0.6
Burbank, CA 91504

					60.6	60.6
Citigroup Commercial Mortgage Securites Trust 2007-C6 135 S. LaSalle Street Suite 1625 Chicago, IL 60603	Real Estate	Commercial Mortgage Pass-Through Certificates		163.1	50.5	32.9
CMX Inc.	Construction & Engineering	Senior Debt		146.1	144.6	144.6
200 State Highway Nine		Common Stock	35,000		0.1	0.1
P.O. Box 900
Manalapan, NJ 07726-0900

					144.7	144.7
COBALT CMBS Commercial Mortgage Trust 2007-C3 Wells Fargo Bank, NA Corporate Trust Services 9062 Old Annapolis Rd Columbia, MD 21045-1951	Real Estate	Commercial Mortgage Pass-Through Certificates		11.1	8.3	4.9
Coghead, Inc. 955 Charter Street Redwood, CA 94063	Internet Software & Services	Convertible Preferred Stock	5,489,656		2.6	2.6
CoLTs 2005-1 Ltd. Walkers SPV Limited P.O. Box 908 GT Walker House Mary Street George Town, Grand Cayman	Diversified Financial Services	Preference Shares	360		6.7	4.1
CoLTs 2005-2 Ltd. Walkers SPV Limited P.O. Box 908 GT Walker House Mary Street George Town, Grand Cayman	Diversified Financial Services	Preference Shares	34,170,000		30.8	19.5

Company	Industry	Investments	# of shares/ units owned	Principal/ Notional	Cost	Fair Value
Compusearch Holdings Company, Inc. 22685 Holiday Park Drive Suite 40 Dulles, VA 20166	Software	Subordinated Debt		12.6	12.4	12.4
		Convertible Preferred Stock	23,342		0.9	0.9

					13.3	13.3
Consolidated Bedding, Inc.	Household Durables	Senior Debt		95.0	94.9	94.9
500 South Falkenburg Road		Senior Debt		27.8	26.7	10.2
Tampa, FL 33619		Subordinated Debt		30.5	28.1	—
		Common Stock Warrants	154,127		—	—

					149.7	105.1
Contec Holdings Ltd.	Commercial Services and Supplies	Subordinated Debt		86.7	85.6	85.6
1011 State Street		Convertible Preferred Stock	76,952		86.6	130.9
Schenectady, NY 12307		Common Stock	19,237,842		19.2	32.7

					191.4	249.2
Core Business Credit, LLC	Diversified Financial Services	Common Units	33,313		3.4	3.4
5001 LBJ Freeway, Ste. 700		Convertible Preferred Units	133,250		13.3	13.3
Dallas, TX 75244

					16.7	16.7
Corrpro Companies, Inc.	Construction & Engineering	Subordinated Debt		14.0	12.1	12.1
1090 Enterprise Drive		Redeemable Preferred Stock	1,165,930		1.4	1.4
Medina, OH 44256-1328		Common Stock Warrants	5,022,576		3.5	8.2

					17.0	21.7
Countrywide Commercial Mortgage Trust 2007-MF1 135 S. LaSalle Street Suite 1625 Chicago, IL 60603	Real Estate	Commercial Mortgage Pass-Through Certificates		24.0	9.3	9.3
Credit Opportunities Fund I, LLC 2 Bethesda Metro Center Suite 1400 Bethesda, MD 20814	Diversified Financial Services	Common Stock	100%		41.9	41.9
Credit Suisse Commercial Mortgage Trust 2007-C3 Wells Fargo as Trustee 9062 Old Annapolis Rd Columbia, MD 21045	Real Estate	Commercial Mortgage Pass-Through Certificates		13.2	10.4	6.4
CyrusOne Networks, LLC 4201 Southwest Freeway Houston, TX 77027	IT Services	Senior Debt		15.1	14.9	14.9
DanChem Technologies, Inc.	Chemicals	Senior Debt		14.9	14.9	14.9
1975 Old Richmond Road		Redeemable Preferred Stock	9,067		7.6	4.5
Danville, VA 24540		Common Stock	299,403		1.8	—
		Common Stock Warrants	401,622		2.2	—

					26.5	19.4
DelStar, Inc.	Building Products	Subordinated Debt		18.4	18.1	18.1
601 Industrial Drive		Redeemable Preferred Stock	26,613		14.3	14.3
Middletown, DE 19709		Convertible Preferred Stock	29,569		3.2	3.5
		Common Stock Warrants	89,020		16.9	28.4

					52.5	64.3

Company	Industry	Investments	# of shares/ units owned	Principal/ Notional	Cost	Fair Value
Direct Marketing International LLC 425 North Iris Street Mt. Pleasant, IA 52641	Media	Subordinated Debt		28.5	28.2	28.2
Dyno Holding Corp.	Auto Components	Senior Debt		45.5	45.0	45.0
2191 Mendenhall Drive		Subordinated Debt		26.6	26.3	26.3
Suite 105		Convertible Preferred Stock	389,759		40.7	40.7
North Las Vegas, NV 89081		Common Stock	97,440		10.1	10.1

					122.1	122.1
Easton Bell Sports LLC 669 Sugar Lane Elyria, OH 44035	Leisure Equipment & Products	Common Units	2,049,204		0.7	4.2
Eaton Vance CDO X PLC 255 State Street Boston, MA 02109	Diversified Financial Services	Secured Subordinated Income Notes	30		13.5	12.0
ECA Acquisition Holdings, Inc. 1107 Tourmaline Drive Newbury Park, CA 91320	Health Care Equipment & Supplies	Subordinated Debt		12.5	12.4	12.4
		Common Stock	583		11.1	17.6

					23.5	30.0
Edline, LLC	Software	Subordinated Debt		17.8	13.6	13.6
P.O. Box 06290		Membership Warrants	6,447,500		6.0	13.3
Chicago, IL 60606

					19.6	26.9
Egenera, Inc. 165 Forest Street Marlboro, MA 01752	Computers & Peripherals	Convertible Preferred Stock	8,046,865		25.0	25.0
eLynx Holdings, Inc.	IT Services	Senior Debt		18.4	18.3	18.3
7870 East Kemper Road		Subordinated Debt		10.0	8.9	1.9
Suite 200		Redeemable Preferred Stock	21,114		8.9	—
Cincinnati, OH 45249		Common Stock	11,261		1.1	—
		Common Stock Warrants	131,280		13.1	—

					50.3	20.2
Endeavor Fund I, LP 2 Bethesda Metro Center Suite 1400 Bethesda, MD 20814	Capital Markets	Common Membership Interest	100%		28.8	29.1
ETG Holdings, Inc.	Containers & Packaging	Senior Debt		11.1	9.8	8.6
1005 W. Bramlett Road		Subordinated Debt		13.6	10.9	—
PO BOX 487		Convertible Preferred Stock	233,201		11.4	—
Greenville, SC 29611		Preferred Stock Warrants	40,000		—	—

					32.1	8.6
European Capital Limited 25 Bedford Street London WC2E 9ES	Diversified Financial Services	Ordinary Shares	72,305,938		921.9	839.4
European Touch, LTD. II	Commercial Services & Supplies	Senior Subordinated Debt		11.4	11.4	11.4
8301 Westparkland Court		Junior Subordinated Debt		6.1	4.8	0.6
Milwaukee, WI 53223		Redeemable Preferred Stock	263		0.3	—
		Common Stock	1,688		0.9	—
		Common Stock Warrants	7,105		3.7	—

					21.1	12.0
EXPL Pipeline Holdings LLC	Oil, Gas & Consumable Fuels	Senior Debt		41.6	41.2	41.2
2 Bethesda Metro Center		Common Membership Units	58,297		44.6	56.8
Suite 1400
Bethesda, MD 20814

					85.8	98.0

Company	Industry	Investments	# of shares/ units owned	Principal/ Notional	Cost	Fair Value
Exstream Holdings, Inc.	Software	Subordinated Debt		64.9	64.3	64.3
2424 Harrodsburg Road		Convertible Preferred Stock	2,221,089		231.8	248.2
Suite 200		Common Stock	555,272		55.5	62.0
Lexington, KY 40503

					351.6	374.5
FAMS Acquisition, Inc.	Diversified Financial Services	Subordinated Debt		25.5	25.2	25.2
2859 Paces Ferry Road		Convertible Preferred Stock	861,364		20.9	20.2
Suite 510 Atlanta, GA 30339

					46.1	45.4
FCC Holdings, LLC 3520 N.W. 58th Street Oklahoma City, OK 73112	Commercial Banks	Subordinated Debt		75.0	74.3	74.3
Flagship CLO V	Diversified Financial Services	Deferrable Notes		1.7	1.3	1.3
Maples Finance Limited,		Subordinated Securities	15,000		14.3	13.9
PO Box 1093GT, Queensgate
George Town, Grand Cayman

					15.6	15.2
Ford Motor Company 1 American Road Dearborn, MI 48126	Automobiles	Senior Debt			(5.3)	(10.1)
Formed Fiber Technologies, Inc.	Auto Components	Subordinated Debt		15.9	11.4	2.0
125 Allied Road, P.O. Box 1300		Common Stock Warrants	122,397		0.1	—
Auburn, ME 04211-1300

					11.5	2.0
Fosbel Global Services (LUXCO) S.C.A C/O Fosbel Europe GMBH Barentstrasse 15 D-53881 Euskirchen Germany	Commercial Services & Supplies	Senior Debt		36.1	35.7	35.7
		Subordinated Debt		34.5	34.2	34.2
		Redeemable Preferred Stock	18,449,456		18.4	10.0
		Convertible Preferred Stock	1,519,368		3.0	—
		Common Stock	108,526		0.2	—

					91.5	79.9
Fountainhead Estate Holding Corp.	Internet Software & Services	Senior Debt		37.0	37.0	37.0
503 Imperial Road North		Convertible Preferred Stock	59,250		59.2	41.3
Guelph, ONT N1H 6T9

					96.2	78.3
FPI Holding Corporation	Food Products	Senior Debt		50.0	49.2	49.2
38773 Road 48		Subordinated Debt		39.9	36.6	34.0
Dinuba, CA 93618		Convertible Preferred Stock	21,715		23.3	—
		Common Stock	5,429		5.8	—

					114.9	83.2
FreeConferenceroom.com, Inc.	Diversified Telecommunication Services	Senior Debt		16.8	16.6	16.6
1800 N. Vine St.		Subordinated Debt		9.8	9.7	8.8
Suite 222		Redeemable Preferred Stock	12,373,100		12.1	—
Los Angeles, CA 90028		Common Stock	5,860,400		2.3	—
		Common Stock Warrants	5,015,028		—	—

					40.7	25.4
French Lick Resorts & Casino Hotels, LLC 401 Pennsylvania Parkway Indianapolis, IN 46280	Hotels, Restaurants & Leisure	Senior Debt		47.7	40.3	35.8

Company	Industry	Investments	# of shares/ units owned	Principal/ Notional	Cost	Fair Value
FU/WD Opa Locka, LLC Winn-Dixie Stores, Inc. 5050 Edgewood Court Jacksonville, FL 32254	Real Estate	Senior Debt		33.1	31.5	31.5
Future Food, Inc.	Food Products	Senior Debt		16.8	16.7	16.7
1420 Valwood Parkway		Senior Subordinated Debt		8.0	7.6	7.6
Suite 164		Junior Subordinated Debt		6.0	5.1	1.2
Carrollton, TX 75006		Common Stock	64,917		13.0	—
		Common Stock Warrants	6,500		1.3	—

					43.7	25.5
FutureLogic, Inc.	Computers & Peripherals	Senior Debt		50.2	49.9	49.9
425 E. Colorado Street		Subordinated Debt		31.6	31.3	31.3
Suite 100		Common Stock	129,514		15.5	25.8
Glendale, CA 91205

					96.7	107.0
FV Holdings Corporation	Food Products	Subordinated Debt		22.4	22.4	22.4
12604 Hiddencreek Way		Convertible Preferred Stock	292		14.3	23.6
Suite A		Common Stock	125		6.1	10.1
Cerritos, CA 90703

					42.8	56.1
Galaxy III CLO, Ltd 1 Sun America Center 37th Floor Los Angeles, CA 90067	Diversified Financial Services	Subordinated Notes	4,000		2.6	2.9
GE Commercial Mortgage Corporation, Series 2007-C1 LaSalle Bank National Association, as Trustee 135 S. LaSalle St. Suite 1625 Chicago, IL 60603	Real Estate	Commercial Mortgage Pass-Through Certificates		37.0	31.0	16.8
Golden Key US LLC 101 Barclay Street New York, NY 10286	Diversified Financial Services	Commercial Paper		7.3	7.3	6.8
GS Mortgage Securities Trust 2006-GG10 Wells Fargo Bank, NA Corporate Trust Services 92062 Old Annapolis Road Columbia, MD 21045-1951	Real Estate	Commercial Mortgage Pass-Through Certificates		63.7	51.2	32.2

Halex Holdings Corp.	Construction Materials	Senior Debt		23.4	23.4	21.4
750 S Reservoir St		Subordinated Debt		17.6	15.9	—
Pomona, CA 91766-3815		Redeemable Preferred Stock	21,464,046		28.5	—
		Common Stock	30,263,219		—	—
		Common Stock Warrants	18,750,000		—	—

					67.8	21.4
HALT Medical, Inc. 592 Rosso Court Pleasanton, CA 94566	Health Care Equipment & Supplies	Convertible Preferred Stock	3,231,417		5.2	5.2
Hartstrings Holdings Corp.	Textiles, Apparel & Luxury Goods	Senior Debt		11.5	11.2	11.2
270 E. Conestoga Rd.		Convertible Preferred Stock	10,196		2.9	0.6
Strafford, PA 19087		Common Stock	14,250		4.8	—

					18.9	11.8

Company	Industry	Investments	# of shares/ units owned	Principal/ Notional	Cost	Fair Value
HMSC Corporation 3715 Northside Parkway NW Building 200, Suite 800 Atlanta, GA 30327	Insurance	Senior Debt		3.5	3.5	3.5
HomeAway, Inc.	Diversified Consumer Services	Senior Debt		98.4	97.3	97.3
3801 S. Capital of Texas Highway		Redeemable Preferred Stock	384,297		0.7	0.7
Suite 150		Convertible Preferred Stock	1,923,786		10.4	16.7
Austin, TX 78704		Common Stock	384,297		0.8	3.3

					109.2	118.0
Hopkins Manufacturing Corporation	Auto Components	Subordinated Debt		34.6	34.3	34.3
428 Peyton Street		Redeemable Preferred Stock	2,915		5.1	5.1

Emporia, KS 66801					39.4	39.4
Hospitality Mints, Inc.	Food Products	Senior Debt		7.3	7.2	7.2
213 Candy Lane		Subordinated Debt		18.5	18.3	18.3
Boone, NC 28607		Convertible Preferred Stock	55,497		12.0	21.5
		Common Stock Warrants	86,817		0.1	1.8

					37.6	48.8
III Exploration II, LP 555 South Cole Road P.O. Box 7608 Boise, ID 83707	Oil, Gas & Consumable Fuels	Senior Debt		20.0	20.0	20.0
Imperial Supplies Holdings, Inc	Trading Companies and Distributors	Subordinated Debt		21.2	21.0	21.0
789 Armed Forces Drive		Redeemable Preferred Stock	19,604		13.0	20.0
Green Bay, WI 54307		Convertible Preferred Stock	19,604		20.5	20.5
		Common Stock	442,187		11.3	6.7

					65.8	68.2
Infiltrator Systems, Inc. 6 Business Park Road P.O. Box 768 Old Saybrook, CT 06475	Building Products	Senior Debt		52.2	51.5	51.5
Innova Holdings, Inc.	Energy Equipment & Services	Senior Debt		11.5	11.3	11.3
8383 N. Sam Houston Parkway West		Subordinated Debt		17.3	17.1	17.1
Houston, TX 77064		Convertible Preferred Stock	14,283		17.5	29.9

					45.9	58.3
Inovis International, Inc. 11720 Amber Park Drive Alpharetta, GA 30004	Software	Senior Debt		88.0	87.2	87.2
Intergraph Corporation One Madison Industrial Park IW 2000 Huntsville, AL 35894	Software	Senior Debt		3.0	3.0	3.0
IS Holdings I, Inc.	Software	Senior Debt		20.0	19.8	19.8
17911 Von Karman Avenue		Redeemable Preferred Stock	2,309		2.6	2.6
Irvine, CA 92614		Common Stock	1,165,930		—	3.0

					22.4	25.4
iTradeNetwork, Inc. 5959 West Las Positas Road Pleasanton, CA 94588	IT Services	Senior Debt		25.0	24.8	24.8
J.P. Morgan Chase Commercial Mortgage Securities Trust 2006-LDP11 LaSalle Bank National Association, as Trustee 135 S. LaSalle St. Suite 1625 Chicago, IL 60603	Real Estate	Commercial Mortgage Pass-Through Certificates		152.7	63.0	50.5

Company	Industry	Investments	# of shares/ units owned	Principal/ Notional	Cost	Fair Value
JHCI Acquisition, Inc. P.O. Box 224 Des Moines, IA 50301	Commercial Services & Supplies	Senior Debt		19.1	19.1	19.1
Jones Stephens Corp. 3249 Moody Parkway P.O. Box 580 Moody, AL 35004	Building Products	Subordinated Debt		22.8	22.5	22.5
J-Pac, LLC 25 Centre Road Somersworth, NH 03878-2927	Health Care Equipment & Supplies	Senior Debt		24.8	24.5	24.5
KIK Custom Products, Inc. 33 Macintosh Blvd Concord, ON L4K 4L5	Household Products	Senior Debt		22.5	22.5	22.5
Kingway Inca Clymer Holdings, Inc.	Building Products	Subordinated Debt		1.0	0.2	1.0
P.O. Box 897		Redeemable Preferred Stock	13,709		9.6	0.5
501 E. Purnell		Common Stock	7,826		—	—
Lewisville, TX 75067-0897

					9.8	1.5
LCW Holdings, LLC	Real Estate	Senior Debt		33.2	32.0	32.0
3626 Long Beach Blvd.		Warrant	12.5%		0.9	0.9
Long Beach, CA 90807

					32.9	32.9
Lifoam Holdings, Inc.	Leisure Equipment & Products	Senior Debt		43.8	43.7	43.7
1600 Union Avenue		Subordinated Debt		26.3	22.9	15.1
Baltimore, MD 21211-1998		Redeemable Preferred Stock	6,160		4.2	—
		Common Stock	14,000		1.4	—
		Common Stock Warrants	29,304		2.9	—

					75.1	58.8
LightPoint CLO IV, LTD 200 W. Monroe St. Suite 1330 Chicago, IL 60606	Diversified Financial Services	Income Notes	6,700,000		6.2	6.0
LightPoint CLO VIII, Ltd. 200 W. Monroe St. Suite 1330 Chicago, IL 60606	Diversified Financial Services	Deferrable Notes		7.0	6.6	6.6
LightPoint CLO VII, Ltd. 200 W. Monroe St. Suite 1330 Chicago, IL 60606	Diversified Financial Services	Subordinated Notes	90		8.5	8.8
LJVH Holdings Inc. 8300 19th Avenue Montreal, QB H1Z 4J8 Canada	Beverages	Senior Debt		28.6	28.6	28.6
LLSC Holdings Corporation	Personal Products	Senior Debt		5.7	5.7	5.7
3500 Holly Lane. North		Subordinated Debt		5.5	5.5	5.5
Suite 10		Convertible Preferred Stock	7,496		8.1	8.1
Plymouth, MN 55447		Common Stock	833		—	—
		Common Stock Warrants	675		—	—

					19.3	19.3
LN Acquisition Corp. One Lincoln Way St. Louis, MO 63120	Machinery	Senior Debt		21.6	21.6	21.6

Company	Industry	Investments	# of shares/ units owned	Principal/ Notional	Cost	Fair Value
Logex Corporation 1100 Town & Country Road Suite 850 Orange, CA 92868	Road & Rail	Subordinated Debt		12.2	9.4	1.4
LTM Enterprises, Inc. 2089 West Neways Drive Springville, UT 84663	Personal Products	Senior Debt		19.1	19.1	19.1
LVI Holdings, LLC	Commercial Services & Supplies	Senior Debt		2.8	2.8	2.8
9501 Hillwood Drive		Subordinated Debt		10.7	10.6	10.6
Las Vegas, NV 89134

					13.4	13.4
MagnaCare Holdings, Inc. 825 East Gate Blvd. Suite 200 Garden City, NY 11530	Health Care Providers & Services	Subordinated Debt		14.0	13.9	13.9
Marcal Paper Mills, Inc.	Household Products	Common Stock Warrants	209,255		—	—
1 Market Street		Common Stock	146,478		—	—
Elmwood Park, NJ 07407-1457

					—	—
Mayport CLO Ltd. 840 Newport Center Drive Newport Beach, CA 92660	Diversified Financial Services	Income Notes	14,000		13.5	11.5
Medical Billing Holdings, Inc.	Commercial Services & Supplies	Subordinated Debt		10.4	10.2	10.2
18000 Studebaker Road		Convertible Preferred Stock	13,199		14.6	19.6
4th Floor		Common Stock	3,299,582		3.3	4.5
Cerritos, CA 90703

					28.1	34.3
Mirion Technologies	Electrical Equipment	Senior Debt		120.2	119.4	121.0
Bishop Ranch 8		Subordinated Debt		48.9	48.5	48.5
3000 Executive Parkway		Convertible Preferred Stock	435,724		43.0	49.9
Suite 518		Common Stock	24,503		2.8	2.7
San Ramon, CA 94583		Common Stock Warrants	222,156		18.6	40.6

					232.3	262.7
Mitchell International, Inc. 9889 Willow Creek Road San Diego, CA 92131	IT Services	Senior Debt		5.0	5.0	5.0
ML-CFC Commercial Mortgage Trust 2007-8 LaSalle Bank National Association, as Trustee 135 S. LaSalle St. Suite 1625 Chicago, IL 60603	Real Estate	Commercial Mortgage Pass-Through Certificates		32.8	18.6	18.6
MTS Group, LLC	Textiles, Apparel & Luxury Goods	Senior Debt		21.0	20.8	20.8
#1 Sterling Lane		Subordinated Debt		17.3	14.8	—
PO Box 839		Common Units	558,214		0.7	—
Columbus, MT 59019

					36.3	20.8
MW Acquisition Corporation	Health Care Providers & Services	Senior Subordinated Debt		24.6	24.3	24.3
1655 N Tegner		Convertible Preferred Stock	38,016		14.7	23.4
Wickenburg, AZ 85390		Common Stock	51,521		—	12.6

					39.0	60.3

Company	Industry	Investments	# of shares/ units owned	Principal/ Notional	Cost	Fair Value
Narus, Inc. 500 Logue Avenue Mountain View, CA 94043	Internet Software & Services	Convertible Preferred Stock	12,563,900		7.3	7.3
National Processing Company Group, Inc. 20405 State Highway 249 Houston, TX 77070	Diversified Financial Services	Senior Debt		53.0	52.8	52.8
NBD Holdings Corp.	Diversified Financial Services	Senior Subordinated Debt		44.5	44.0	44.0
One Lovell Avenue		Convertible Preferred Stock	84,174		9.6	9.6
Mill Valley, CA 94941		Common Stock	633,408		0.1	0.1

					53.7	53.7
NECCO Candy Investments, LLC	Food Products	Senior Debt		13.1	12.8	12.8
135 American Legion Highway		Common Membership Units	100		0.1	0.1
Revere, MA 02151-2405

					12.9	12.9
NECCO Realty Investments, LLC	Real Estate	Senior Debt		35.9	35.1	35.1
135 American Legion Highway		Common Membership Units	7,000		4.9	9.6
Revere, MA 02151-2405

					40.0	44.7
Net1 Las Colinas Manager, LLC c/o MidAtlantic Agency 7700 Congress Avenue Suite 3106 Boca Raton, FL 33487	Real Estate	Senior Debt		5.8	5.8	5.8
Nivel Holdings, LLC 3510-1 Port Jacksonville Pkwy Jacksonville, FL 32226	Distributors	Senior Debt		63.5	62.5	62.5
NPC Holdings, Inc.	Building Products	Senior Debt		4.5	4.5	4.5
250 Elm Street		Subordinated Debt		8.5	8.4	8.4
P.O. Box 301		Redeemable Preferred Stock	7,739		5.2	4.8
Milford, NH 03055		Convertible Preferred Stock	7,981		0.8	—
		Preferred Stock Warrants	25,523		2.5	—
		Common Stock	47		—	—

					21.4	17.7
nSpired Holdings, Inc.	Food Products	Senior Debt		18.6	18.6	18.8
1850 Fairway Drive		Redeemable Preferred Stock	17,150		17.1	1.3
San Leandro, CA 94577		Common Stock	11,712,947		3.5	—

					39.2	20.1
Nursery Supplies, Inc.	Containers & Packaging	Redeemable Preferred Stock	2,116		—	—
1415 Orchard Drive		Common Stock Warrants	625		—	—
Chambersburg, PA 17201

					—	—
NYLIM Flatiron CLO 2006-1 LTD. Walkers SPV Limited, Walker House PO Box 908GT, Mary Street George Town, GC Grand Cayman	Diversified Financial Services	Subordinated Securities	10,000		9.8	8.8
Oceana Media Finance, LLC 1223 Wilshire Boulevard, Suite 628 Santa Monica, CA 90403	Commercial Banks	Common Membership Units	145,742		14.6	14.6

Company	Industry	Investments	# of shares/ units owned	Principal/ Notional	Cost	Fair Value
Orchard Brands Corporation	Internet & Catalog Retail	Senior Debt		289.7	286.6	286.6
30 Tozer Road		Subordinated Debt		53.4	53.4	53.4
Beverly, MA 01915		Common Stock	565,885		—	1.8

					340.0	341.8
Pan Am International Flight Academy, Inc.	Commercial Services & Supplies	Senior Debt		20.6	20.4	20.4
PO Box 660920		Senior Subordinated Debt		26.9	26.6	26.6
Miami, FL 33266		Convertible Preferred Stock	8,234		8.2	12.8

					55.2	59.8
PaR Systems, Inc.	Machinery	Subordinated Debt		3.1	3.1	3.1
899 Highway 96 West		Common Stock	198,921		0.6	11.3
Shoreview, MN 55216		Common Stock Warrants	17,027		—	1.0

					3.7	15.4
Paradigm Precision Holdings, LLC	Aerospace & Defense	Senior Debt		54.3	53.7	53.7
404 W. Guadalupe Road		Subordinated Debt		13.8	13.7	13.7
Tempe, AZ 85283		Common Membership Units	478,488		17.5	17.5

					84.9	84.9
Pasternack Enterprises, Inc.	Electrical Equipment	Senior Subordinated Debt		29.1	28.8	28.8
1851 Kettering		Common Stock	57,597		11.3	46.5
Irvine, CA 92614

					40.1	75.3
PHC Acquisition, Inc.	Diversified Consumer Services	Subordinated Debt		26.3	26.0	26.0
3660 Cedarcrest Road		Convertible Preferred Stock	6,556		0.3	0.4
Acworth, GA 30101		Common Stock	529,153		23.0	38.8

					49.3	65.2
PHC Sharp Holdings, Inc.	Commercial Services & Supplies	Senior Debt		14.9	14.7	14.7
2968 Randolph Ave.		Subordinated Debt		15.0	14.8	14.8
Costa Mesa, CA 92626		Common Stock	250,868		3.1	—

					32.6	29.5
PHI Acquisitions, Inc.	Internet & Catalog Retail	Senior Debt		10.0	9.9	9.9
222 Mill Road		Subordinated Debt		23.3	23.0	23.0
Chelmsford, MA 01824		Redeemable Preferred Stock	36,267		32.9	32.9
		Common Stock	40,295		3.8	1.6
		Common Stock Warrants	116,065		11.6	16.4

					81.2	83.8
Phillips & Temro Industries, Inc.	Auto Components	Senior Debt		23.8	23.7	23.7
9700 West 74th Street		Subordinated Debt		16.9	16.9	16.9
Eden Prairie, MN 55344

					40.6	40.6
Piper Aircraft, Inc.	Aerospace & Defense	Senior Debt		8.8	8.8	8.8
2926 Piper Drive		Subordinated Debt		0.7	0.2	0.7
Vero Beach, FL 32960		Common Stock	478,797		0.1	38.1

					9.1	47.6
Precitech Holdings, Inc.	Machinery	Junior Subordinated Debt		8.1	3.4	1.3
44 Blackbrook Road
Keene, NH 03431
Preferred Development, LLC	Real Estate	Senior Debt		2.6	2.6	2.6
2409 Oakmont, Ct
Oakton, VA 22124-1000

Company	Industry	Investments	# of shares/ units owned	Principal/ Notional	Cost	Fair Value
Qualitor Component Holdings, LLC	Auto Components	Subordinated Debt		32.5	32.2	32.2
24800 Denso Drive		Redeemable Preferred Stock	3,150,000		3.2	0.7
Suite 255		Common Units	350,000		0.3	—
Southfield, MI 48034

					35.7	32.9
Radar Detection Holdings Corp.	Household Durables	Senior Debt		13.0	13.0	13.0
5440 West Chester Rd.		Common Stock	40,688		0.6	8.4
West Chester, OH 45069

					13.6	21.4
Ranpak Acquisition Company	Containers & Packaging	Senior Debt		392.3	388.2	391.3
7990 Auburn Road
Concord Township, OH 44077
RDR Holdings, Inc.	Household Durables	Subordinated Debt		179.4	177.7	177.7
4701 Old Shepard Place		Convertible Preferred Stock	154,142		156.2	156.2
Plano, TX 75093		Common Stock	1,541,415		1.5	1.5

					335.4	335.4
Reef Point Systems, Inc.	Communications Equipment	Convertible Preferred Stock	85,632,687		11.7	8.6
8 New England Executive Park
Burlington, MA 01803
Resort Funding Holdings, Inc.	Diversified Financial Services	Senior Debt		10.6	10.6	10.6
360 South Warren Street; 6th FL		Common Stock	583		20.0	17.1
Syracuse, NY 13202

					30.6	27.7
Rhinebridge, LLC	Diversified Financial Services	Commercial Paper		27.8	27.8	24.4
66 Shoe Lane
London, EC4A 3BQ

Roadrunner Dawes, Inc.	Road & Rail	Subordinated Debt		18.6	18.4	18.4
4900 South Pennsylvania Ave.		Common Stock	7,000		7.0	1.5
Cudahy, WI 53110

					25.4	19.9
Roarke—Money Mailer, LLC	Media	Common Membership Units	20,404		0.9	2.3
14271 Corporate Drive
Garden Grove, CA 92843
Safemark Acquisitions, Inc.	Commercial Services & Supplies	Senior Debt		25.6	25.4	25.4
2101 Park Center Drive		Subordinated Debt		13.7	13.5	13.5
Suite 125		Redeemable Preferred Stock	7,700		4.8	0.8
Orlando, FL 32835		Convertible Preferred Stock	2,100		0.2	—
		Preferred Stock Warrants	35,522		3.6	—

					47.5	39.7
Sanda Kan (Cayman I) Holdings Company Limited	Leisure Equipment & Products	Common Stock	67,973		4.6	—
Ching Cheong Industrial Building
1-7 Kwai Cheong Road
Kwai Chung, N.T.
Hong Kong
Sanlo Holdings, Inc.	Electrical Equipment	Common Stock Warrants	5,187		0.5	1.0
400 Highway 212
Michigan City, IN 46360
Sapphire Valley CDO I, Ltd.	Diversified Financial Services	Subordinated Notes	14,000,000		13.8	12.2
201 South College Street, Suite 2400
Charlotte, NC 28244

Company	Industry	Investments	# of shares/ units owned	Principal/ Notional	Cost	Fair Value
Scanner Holdings Corporation	Computers & Peripherals	Senior Debt		17.0	16.7	16.7
2750 Crestwood Boulevard		Subordinated Debt		20.2	20.0	20.0
Birmingham, AL 35210		Convertible Preferred Stock	7,764		7.8	7.8
		Common Stock	78,242		0.1	0.1

					44.6	44.6
Securus Technologies, Inc.	Diversified Telecommunication Services	Common Stock	12,281		0.7	—
14651 Dallas Parkway
Suite 600
Dallas, TX 75254
Seroyal Holdings, L.P.	Health Care Equipment & Supplies	Redeemable Preferred Partnership Units	26,274		0.4	0.5
490 Elgin Mills Road East
Richmond Hill, ON L4C0L8		Partnership Units	95,280		0.8	1.4

					1.2	1.9
Sixnet, LLC	Electronic Equipment & Instruments	Senior Debt		36.9	36.6	36.6
331 Ushers Road, PO Box 767		Membership Units	356		4.4	9.3
Clifton Park, NY 12065

					41.0	45.9
Small Smiles Holding Company, LLC	Health Care Providers & Services	Subordinated Debt		95.0	93.8	93.8
618 Church Street
Suite 520
Nashville, TN 37219
SMG Holdings, Inc.	Hotels, Restaurants & Leisure	Senior Debt		6.0	6.0	6.0
701 Market Street		Subordinated Debt		114.8	113.7	113.7
4th Floor		Convertible Preferred Stock	1,101,673		115.2	120.6
Philadelphia, PA 19106		Common Stock	275,419		27.5	28.9

					262.4	269.2
Specialty Brands of America, Inc.	Food Products	Subordinated Debt		33.4	33.1	33.1
1400 Old Country Rd.		Redeemable Preferred Stock	122,017		7.1	7.1
Suite 103		Common Stock	128,175		2.3	5.1
Westbury, NY 11590		Common Stock Warrants	56,819		1.4	7.9

					43.9	53.2
SPL Acquisition Corp.	Pharmaceuticals	Senior Debt		83.0	82.0	82.0
700 East Main Street		Senior Subordinated Debt		48.3	47.7	47.7
Waunakee, WI 53597-0158		Convertible Preferred Stock	84,043		44.2	44.2
		Common Stock	84,043		—	2.0

					173.9	175.9
SSH Acquisition, Inc.	Commercial Services & Supplies	Senior Debt		12.5	12.3	12.3
6700 Alexander Bell Drive		Subordinated Debt		19.5	19.3	19.3
Suite 300		Convertible Preferred Stock	297,896		22.3	67.3
Columbia, MD 21046

					53.9	98.9
Stein World, LLC	Household Durables	Senior Debt		8.9	8.5	8.5
1721 Latham St.		Subordinated Debt		27.4	23.0	—
Memphis, TN 38106

					31.5	8.5
Stravina Holdings, Inc.	Personal Products	Senior Debt		4.4	4.4	0.1
19850 Nordhoff Place
Chatsworth, CA 91311
Summit Global Logistics, Inc	Road & Rail	Common Stock	73,290		1.0	0.2
547 Boulevard		Common Stock Warrants	19,800		—	—
Kenilworth, NJ 07033

					1.0	0.2

Company	Industry	Investments	# of shares/ units owned	Principal/ Notional	Cost	Fair Value
Sunfuel Midstream, LLC	Oil, Gas & Consumable Fuels	Common Membership Units	100,000		0.1	0.1
2200 Ross Avenue
Suite 4800W
Dallas, TX 75201
Supreme Corq Holdings, LLC	Household Products	Common Membership Warrants	5,670		0.4	—
5901 South 226th Street
Kent, WA 98032
Swank Audio Visuals, L.L.C.	Commercial Services & Supplies	Senior Debt		48.5	48.0	48.0
639 E. Gravois Bluffs
St. Louis, MO 63026
Tanenbaum-Harber Co. Holdings, Inc.	Insurance	Redeemable Preferred Stock	376		0.4	0.4
320 West 57th Street		Common Stock	3,861		—	—
New York, NY 10019

					0.4	0.4
Technical Concepts Holdings, LLC	Building Products	Common Membership Warrants	792,149		1.7	8.1
1301 Allanson Road
Mundelein, IL 60060
TestAmerica Environmental Services, LLC	Commercial Services & Supplies	Senior Debt		26.7	26.1	26.1
		Subordinated Debt		40.8	40.3	40.3
122 Lyman Street		Preferred Unit	11,659,298		7.8	7.8
Asheville, NC 28801		Preferred Unit Warrants	1,998,961		4.8	4.8

					79.0	79.0
The Tensar Corporation	Construction & Engineering	Senior Debt		82.0	81.0	81.0
5883 Glenridge Dr.		Subordinated Debt		37.0	36.6	36.6
Suite 200
Atlanta, GA 30328-536

					117.6	117.6
ThreeSixty Sourcing, Inc.	Commercial Services & Supplies	Senior Debt		5.0	5.0	5.0
19511 Pauling		Common Stock Warrants	35		4.1	0.3
Foothill Ranch, CA 92610-2619

					9.1	5.3
Total Return Fund, LP	Capital Markets	Common Membership Interest	100%		20.0	21.1
2 Bethesda Metro Center
Suite 1400
Bethesda, MD 20814
TransFirst Holdings, Inc.	Commercial Services & Supplies	Senior Debt		50.0	49.5	49.5
8117 Preston Road, Suite 205
Lockbox 29 Dallas, TX 75225
triVIN, Inc.	Commercial Services & Supplies	Subordinated Debt		19.3	19.1	19.1
115 Poheganut Drive		Convertible Preferred Stock	24,700		25.9	30.3
Suite 201		Common Stock	6,319,923		6.3	7.2
Groton, CT 06430

					51.3	56.6
Tyden Caymen Holdings Corp.	Electronic Equipment & Instruments	Senior Debt		12.0	11.9	11.9
161 Ottawa Ave.		Subordinated Debt		14.5	14.3	14.3
Suite 502		Common Stock	1,165,930		1.2	2.5
Grand Rapids, MI 49503

					27.4	28.7
Tymphany Corporation	Electronic Equipment & Instruments	Subordinated Debt		1.2	1.2	1.2
1050 Northgate Drive, Suite 400		Convertible Preferred Stock	6,306,065		10.1	0.6
San Rafael, CA 94903

					11.3	1.8

Company	Industry	Investments	# of shares/ units owned	Principal/ Notional	Cost	Fair Value
UFG Holding Corp.	Food Products	Subordinated Debt		54.6	53.9	53.9
3425 E Vernon Ave		Redeemable Preferred Stock	20,602		12.6	4.0
Los Angeles, CA 90058		Convertible Preferred Stock	25,752		2.5	—
		Common Stock	25,752		10.6	—

					79.6	57.9
UFG Real Estate Holdings, LLC	Real Estate	Common Membership	70		—	1.3
2 Bethesda Metro Center
Suite 1400
Bethesda, MD 20814
Unique Fabricating Incorporated	Auto Components	Senior Debt		4.7	4.6	4.6
800 Standard Parkway		Subordinated Debt		7.5	7.4	7.4
Auburn Hills, MI 48326		Redeemable Preferred Stock	1,458		1.9	1.9
		Common Stock Warrants	6,862		0.2	0.2

					14.1	14.1
Unwired Holdings, Inc.	Household Durables	Senior Debt		9.3	8.1	9.1
245 Newtown Road		Subordinated Debt		19.9	14.4	2.2
Unit 200		Redeemable Preferred Stock	12,740		12.7	—
Plainview, NY 11803		Preferred Stock Warrants	39,690		—	—
		Common Stock	126,001		1.2	—
		Common Stock Warrants	439,205		—	—

					36.4	11.3
US Express Leasing, Inc.	Diversified Financial Services	Senior Debt		37.6	37.6	37.6
10 Waterview Boulevard		Common Stock Warrants	20,427		—	—
Parsippany, NJ 07054		Preferred Stock Warrants	35,035		—	—

					37.6	37.6
Velocity Financial Group, Inc.	Diversified Financial Services	Convertible Preferred Stock	11,659,298		20.4	20.4
8501 West Higgins Road
Chicago, IL 60631
Venus Swimwear, Inc.	Internet & Catalog Retail	Senior Debt		24.9	24.5	24.5
11711 Marco Beach Drive		Subordinated Debt		20.9	19.6	9.0
Jacksonville, FL 32224

					44.1	33.5
VeraSun Energy Corporation	Oil, Gas & Consumable Fuels	Common Stock	2,397,505		27.0	33.0
100 22nd Avenue
Brookings, SD 57006
Visador Holding Corp.	Building Products	Subordinated Debt		11.0	9.5	7.5
1000 Industrial Way		Common Stock Warrants	4,284		0.5	—
Marion, VA 24354

					10.0	7.5
Vitesse CLO, Ltd.	Diversified Financial Services	Preferred Securities	15,000,000		14.2	12.9
200 Park Avenue
Suite 2200
New York, NY 10166
VP Acquisitions Holdings, Inc.	Health Care Equipment & Supplies	Subordinated Debt		19.0	18.8	18.8
3325 Timberline Road		Common Stock	19,780		24.7	47.2
Fort Collins, CO 80525

					43.5	66.0
Wachovia Bank Commercial Mortgage Trust, Series 2007-C32	Real Estate	Commercial Mortgage Pass-Through Certificates		141.6	57.9	41.0
Wells Fargo as Trustee
9062 Old Annapolis Rd
Columbia, MD 21045

Company	Industry	Investments	# of shares/ units owned	Principal/ Notional	Cost	Fair Value
Wachovia Bank Commercial Mortgage Trust, Series 2007-C34	Real Estate	Commercial Mortgage Pass-Through Certificates		96.2	42.0	36.1
Wells Fargo as Trustee
9062 Old Annapolis Rd
Columbia, MD 21045
Warner Power, LLC	Electrical Equipment	Subordinated Debt		5.0	5.0	5.0
40 Depot Street Warner, NH 03278		Redeemable Preferred Membership Units	3,796,269		4.1	4.1
		Common Membership Units	27,629		1.9	1.5

					11.0	10.6
WFS Holding, Inc.	Software	Convertible Preferred Stock	20,403,772		2.6	3.6
875 Indianhead Drive
Mosinee, WI 54455-0037
WIS Holding Company, Inc.	Commercial Services & Supplies	Subordinated Debt		99.1	98.2	98.2
9625 Sky Park Court		Convertible Preferred Stock	703,406		75.9	82.9
Suite 100		Common Stock	175,852		17.6	20.4
San Diego, CA 92123

					191.7	201.5
WRH, Inc.	Biotechnology	Senior Debt		4.5	4.4	4.4
1407 George Rd.		Subordinated Debt		75.0	74.2	74.2
Ashland, OH 44805-9281		Convertible Preferred Stock	2,008,575		208.4	243.9
		Common Stock	502,144		49.9	57.8

					336.9	380.3
WSACS RR Holdings LLC	Real Estate	Common Membership Units	1,688,398		1.7	1.7
c/o Eagle Realty Group, LLC
421 East 4th Street
Cincinnati, OH 45202
WWC Acquisitions, Inc.	Commercial Services & Supplies	Senior Debt		35.0	34.5	34.5
701 East Timpongos Parkway
Building M
Orem, UT 84097
ZAIS Investment Grade Limited IX	Diversified Financial Services	Subordinated Notes	14,500		12.9	9.0
The Galleria Building Three
2nd Floor, 2 Bridge Avenue
Red Bank, NJ 07701
Zencon Holdings Corporation	Internet Software & Services	Senior Debt		19.5	19.3	19.3
25 South Arizona Place		Subordinated Debt		20.4	20.2	20.2
Suite 520		Convertible Preferred Stock	5,246,686		9.5	9.5
Chandler, AZ 85225

					49.0	49.0
ZSF/WD Fitzgerald, LLC	Real Estate	Senior Debt		1.1	1.0	1.0
Winn-Dixie Stores, Inc.
5050 Edgewood Court
Jacksonville, FL 32254
ZSF/WD Hammond, LLC	Real Estate	Senior Debt		41.5	39.5	39.5
Winn-Dixie Stores, Inc.
5050 Edgewood Court
Jacksonville, FL 32254
ZSF/WD Jacksonville, LLC	Real Estate	Senior Debt		20.7	19.6	19.6
Winn-Dixie Stores, Inc.
5050 Edgewood Court
Jacksonville, FL 32254

Company	Industry	Investments	# of shares/ units owned	Principal/ Notional	Cost	Fair Value
ZSF/WD Montgomery-31, LLC	Real Estate	Senior Debt		34.4	32.8	32.8
Winn-Dixie Stores, Inc.
5050 Edgewood Court
Jacksonville, FL 32254
ZSF/WD Opa Locka, LLC	Real Estate	Senior Debt		0.4	0.3	0.3
Winn-Dixie Stores, Inc.
5050 Edgewood Court
Jacksonville, FL 32254
ZSF/WD Orlando, LLC	Real Estate	Senior Debt		21.0	19.9	19.9
Winn-Dixie Stores, Inc.
5050 Edgewood Court
Jacksonville, FL 32254

We make significant managerial assistance available to each portfolio company by closely monitoring its operations, advising the portfolio company’s board on matters such as the business plan and the hiring and termination of senior management, providing financial guidance and participating on the portfolio company’s board of directors. As of December 31, 2007, we had board seats at 100 out of 180 portfolio companies and had board observation rights on 24 of our remaining private finance portfolio companies.

The following is a summary of additional information concerning European Capital, our only portfolio company in which our investment represented 5% or more of our assets as of December 31, 2007. This information was provided to us by European Capital, and we have relied exclusively on the information provided by European Capital in preparing this summary. For additional information relating to the value of our investments in ECAS, see our consolidated financial statements as of December 31, 2007, appearing elsewhere in this Prospectus.

European Capital is a publicly traded fund, which is not registered under U.S. securities law and invests in and sponsors management and employee buyouts, invests in private equity buyouts and provides capital directly to private and mid-sized public companies primarily in Europe. European Capital was established in Guernsey in 2005. On May 10, 2007, European Capital closed on an IPO of 14.6 million ordinary shares (including the full exercise of the over-allotment option of 1.9 million shares) at a price of €9.84 per ordinary share for gross proceeds of €144 million ($196 million). The shares are traded on the main market of the London Stock Exchange under the ticker symbol “ECAS.”

Prior to the IPO, American Capital’s investment in European Capital consisted of 52.1 million participating preferred shares and warrants held by ECFS to purchase 18.75 million participating preferred shares. Immediately preceding the IPO, ECFS exercised its warrant to purchase 18.75 million participating preferred shares for an exercise price of €9.50 per share, or €178 million ($242 million), and assigned the shares to American Capital. As a result of the IPO, the warrant agreement was terminated, and ECFS will not receive any future warrants. The 18.75 million participating preferred shares received upon the assignment from ECFS and our existing 52.1 million participating preferred shares were redesignated as ordinary shares as part of the capital reorganization that took effect upon the closing of the IPO. As a result of the IPO, our ownership interest in European Capital was reduced to a 65% controlling ownership interest. Subsequent to the IPO, American Capital purchased an additional $17 million of ordinary shares in the open market increasing its ownership in European Capital to 67% with a cost basis of $922 million and fair value of $839 million as of December 31, 2007.

Due to the dilution of our ownership interest in European Capital as a result of the IPO, ECFS, the investment manager of European Capital, was no longer considered to be providing substantially all of its services directly or indirectly to American Capital or its portfolio companies. As a result, in accordance with our consolidation policy and GAAP, ECFS was deconsolidated prospectively during the second quarter of 2007 and is recorded at fair value on our balance sheet as part of the fair value of American Capital, LLC, ECFS’ parent and our portfolio investment. During 2007, we recognized unrealized appreciation of $406 million for our investment in American Capital, LLC, excluding unrealized gains on foreign currency translation. The value primarily consisted of the unrealized appreciation associated with ECFS, which was for the first time accounted for as a portfolio company at fair value. This unrealized appreciation of ECFS occurred over the period since its inception in the fourth quarter of 2005.

In addition, as part of the IPO, ECFS’ existing investment management agreement and services agreement with European Capital was terminated and ECFS and European Capital entered into a new investment management agreement to provide investment advisory and management services. Under the terms of the new investment management agreement, ECFS will receive an annual management fee equal to 2% of the weighted average monthly consolidated gross asset value of all the investments of European Capital, an incentive fee equal to 100% of the net earnings in excess of a return of 8% but less than a return of 10% and 20% of the net earnings thereafter, and certain expense reimbursements not to exceed a cap of 0.25% per year of the weighted average monthly consolidated gross asset value of the all investments of European Capital.

In connection with the termination of the old management agreement, ECFS received a €10 million ($13 million) cash termination payment. In addition, prepaid management fees paid to ECFS under the old investment management agreement of €6 million ($8 million) related to prepaid cost reimbursements were accounted for by ECFS as an additional termination fee. These amounts were recorded as deferred revenue by American Capital, LLC, the parent of ECFS, and are being amortized into income by American Capital, LLC over four years, the minimum service period required by ECFS under the new investment management agreement. It is expected that American Capital, LLC will declare a quarterly dividend of its quarterly net operating income to us, to the extent available, which will include the amortization of this deferred revenue.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of our outstanding common stock is determined quarterly, as soon as practicable after and as of the end of each calendar quarter, by dividing the value of total assets minus liabilities (including the liquidation preferences of our preferred stock) by the total number of shares of common stock outstanding at the date as of which the determination is made.

In calculating the value of our total assets, securities that are traded in the over-the-counter market or on a stock exchange are valued at the prevailing bid price on the valuation date, unless the investment is subject to a restriction that requires a discount from such price, which is determined by our Board of Directors. All other investments are valued at fair market value as determined in good faith by our Board of Directors. In making such determination, our Board of Directors will value loans and non-convertible debt securities for which there exists no public trading market at cost plus amortized original issue discount, if any, unless adverse factors lead to a determination of a lesser value. In valuing convertible debt securities, equity or other types of securities for which there exists no public trading market, our Board of Directors will determine fair market value on the basis of collateral, the issuer’s ability to make payments, its earnings and other pertinent factors.

A substantial portion of our assets consists of securities carried at fair market values determined by our Board of Directors. Determination of fair market values involves subjective judgment not susceptible to substantiation. Accordingly, the notes to our financial statements refer to the uncertainty with respect to the possible effect of such valuations on our financial statements.

MANAGEMENT

Our business and affairs are managed under the direction of our Board of Directors. Our Board of Directors currently has eight members, seven of whom are not “interested persons”, as defined in Section 2(a)(19) of the 1940 Act, in relation to us (the “Independent Directors”). There is one vacancy on our Board of Directors. Our Board of Directors elects our officers, who serve at the pleasure of our Board of Directors.

Pursuant to our Certificate of Incorporation, shareholders elect each of the members of our Board of Directors annually. Each director holds office for the term to which he or she is elected and until his or her successor is duly elected and qualified or until his or her death, removal or resignation.

Executive Officers and Directors

Set forth below are the names of our executive officers and directors and their respective positions as of March 1, 2008.

Name(1)	Age	Position
Executive Officer and Director:
Malon Wilkus (1986)(2)	56	President, Chief Executive Officer and Chairman of the Board of Directors

Executive Officers:
John R. Erickson	48	Executive Vice President and Chief Financial Officer
Ira J. Wagner	55	Executive Vice President and Chief Operating Officer
Samuel A. Flax	51	Executive Vice President, General Counsel, Chief Compliance Officer and Secretary
Roland H. Cline	60	Senior Vice President and Managing Director
Brian S. Graff	42	Senior Vice President and Regional Managing Director
Gordon J. O’Brien	42	Senior Vice President and Managing Director
Darin R. Winn	43	Senior Vice President and Regional Managing Director

Directors:
Mary C. Baskin (2000)	57	Director
Neil M. Hahl (1997)	59	Director
Philip R. Harper (1997)	64	Director
John A. Koskinen (2007)	68	Director
Stan Lundine (1997)	69	Director
Kenneth D. Peterson, Jr. (2001)	55	Director
Alvin N. Puryear (1998)	70	Director

(1)	For directors, year first elected as director is shown.
(2)	Director who is an “Interested Person” as defined in Section 2(a)(19) of the 1940 Act. Mr. Wilkus is an Interested Person because he is an employee and an officer of the company.

Malon Wilkus.    Mr. Wilkus founded the company in 1986 and has served as our Chief Executive Officer and Chairman of the Board of Directors since that time, except for the period from 1997 to 1998 during which he served as Chief Executive Officer and Vice Chairman of the Board of Directors. He has served as our President since 2001 and also held that position from 1986 to 1999.

Mary C. Baskin.    Ms. Baskin has been Managing Director of the Ansley Consulting Group, a retained executive search firm, since 1999. From 1997 to 1999, Ms. Baskin served as Partner for Quayle Partners, a start-up consulting firm that she helped found. From 1996 to 1997, Ms. Baskin served as Vice President and Senior Relationship Manager for Harris Trust and Savings Bank. From 1990 to 1996, Ms. Baskin served as Director, Real Estate Division and Account Officer, Special Accounts Management Unit for the Bank of Montreal.

Roland H. Cline.    Mr. Cline has served as a Senior Vice President and Managing Director since 2001. From 1998 to 2001, he was a Vice President.

John R. Erickson.    Mr. Erickson has served as an Executive Vice President of our company since 2001 and as Chief Financial Officer since 1998. He also served as our Secretary from 1999 to 2005. From 1998 to 2001, Mr. Erickson was a Vice President. From 1996 to 1998, he served as President of Storage USA Franchise Corp., a subsidiary of Storage USA, Inc.

Samuel A. Flax.    Mr. Flax has served as an Executive Vice President, General Counsel, Chief Compliance Officer and Secretary since 2005. From 1990 to 2005, he was a partner in the Washington, D.C. law firm of Arnold & Porter LLP, where he served as our principal external counsel. Mr. Flax also served as Of Counsel to Arnold & Porter LLP in 2005.

Brian S. Graff.    Mr. Graff has served as a Senior Vice President since 2004 and as a Regional Managing Director since 2005. From 2004 to 2005, he was also a Managing Director. Mr. Graff served as a Vice President and Principal from 2001 to 2004. From 2000 to 2001, he was a Principal of Odyssey Investments Partners, a private equity fund.

Neil M. Hahl.    Mr. Hahl is a general business consultant. He was President of The Weitling Group, a business consulting firm, from 1996 to 2001. From 1995 to 1996, Mr. Hahl served as Senior Vice President of the American Financial Group. From 1982 to 1995, Mr. Hahl served as Senior Vice President and Chief Financial Officer of The Penn Central Corporation.

Philip R. Harper.    Mr. Harper is the retired Chairman of US Investigations Services, Inc., a private investigations company. He began his service as Chairman in 1996. From 1996 to 2005, he was also the Chief Executive Officer and President of US Investigations Services, Inc. From 1991 to 1994, Mr. Harper served a President of Wells Fargo Alarm Services. From 1988 to 1991, Mr. Harper served as President of Burns International Security Services—Western Business Unit. Mr. Harper served in the U.S. Army from 1961 to 1982, where he commanded airborne infantry and intelligence units.

John A. Koskinen.    Mr. Koskinen has been President of the United States Soccer Foundation and a member of the board of directors of AES Corporation since 2004. Mr. Koskinen was also the Chairman of the Board of Trustees of Duke University and President of The Palmieri Company, a company which restructured large, troubled operating companies. From 2000 to 2003, Mr. Koskinen served as Deputy Mayor and City Administrator of the District of Columbia. From 1994 to 2000, Mr. Koskinen served in the White House as Deputy Director for Management of the Office of Management and Budget and Assistant to the President and Chain of the President’s Counsel on year 2000 Conversion.

Stan Lundine.    Mr. Lundine has served as Of Counsel for the law firm of Sotir and Goldman and as Executive Director of the Chautauqua County Health Network since 1995. From 1987 to 1994, he was the Lieutenant Governor of the State of New York. From 1976 to 1986, Mr. Lundine served as a member of the U.S. House of Representatives. Mr. Lundine is a Director of John G. Ullman and Associates, Inc. and is a member of the Advisory Board of M&T Bank.

Gordon J. O’Brien.    Mr. O’Brien has served as a Senior Vice President and Managing Director since 2001. Prior to his election as a Senior Vice President, he served as a Vice President in 2001. From 1998 to 2001, he was a principal. Mr. O’Brien was a Vice President at Pennington Partners & Company, a private equity fund from 1995 to 1998.

Kenneth D. Peterson, Jr.    Mr. Peterson has been Chief Executive Officer of Columbia Ventures Corporation, a private equity firm holding interests in domestic and international telecommunications specialty chemicals, energy, medical and other industries, since 1988. He is a member of the board of directors of Metro One Telecommunications, Inc., Washington Policy Center and One Communications Corp.

Alvin N. Puryear.    Dr. Puryear is the Lawrence N. Field Professor of Entrepreneurship and Professor of Management at Baruch College of the City University of New York and has been on the faculty there since 1970. Prior to 1970, Dr. Puryear held executive positions in finances and computer systems with the Mobil Corporation and Allied Chemical Company, respectively. He is a member of the board of directors of the Bank of Tokyo-Mitsubishi UFG Trust Company.

Ira J. Wagner.    Mr. Wagner has served as our Executive Vice President and Chief Operating Officer since 2001 and served as a Senior Vice President in 2001, prior to becoming Executive Vice President. He has been an employee of our company since 1997 and has held the positions of Principal and Senior Investment Officer. From 1993 to 1997, Mr. Wagner was a self-employed consultant and financial advisor.

Darin R. Winn.    Mr. Winn has served as a Senior Vice President since 2002 and as a Regional Managing Director since 2005. From 2002 to 2005, he was a Managing Director of our company. Mr. Winn served as a Vice President of our company from 2001 to 2002. From 1998 to 2001, he was a Principal. Prior to joining us, he worked at Stratford Equity Partners, a mezzanine and equity fund, from 1995 to 1998.

Committees of Our Board of Directors

Our Board of Directors has determined that all of the current directors, except Mr. Wilkus, are “independent” as defined in Nasdaq listing standards. Similarly, only Mr. Wilkus is an “Interested Person” of American Capital under Section 2(a)(19) of the 1940 Act. The Board of Directors holds regular quarterly meetings and meets on other occasions when required by circumstances. Certain directors also serve on the Board of Directors principal standing committees. The committees, their primary functions and memberships are described below.

Executive Committee. This committee has the authority to exercise all powers of the Board of Directors except for actions that must be taken by the full Board of Directors under the Delaware General Corporation Law or the 1940 Act. Members of the Executive Committee are Messrs. Harper and Wilkus and Dr. Puryear. Mr. Wilkus serves as Chairman. Mr. Wilkus is an “Interested Person” under the 1940 Act.

Audit and Compliance Committee. This committee makes recommendations to the Board of Directors with respect to the engagement of independent auditors and questions our management and independent auditors on the application of accounting and reporting standards in our financial statements. Its purpose and responsibilities are more fully set forth in the committee’s charter which was adopted by the Board of Directors and is available on the Investor Relations section of the our web site at www.AmericanCapital.com. The charter was adopted by the Board of Directors on February 24, 2005, and amended on February 21, 2008, following a review by this committee. This committee’s meetings include, whenever appropriate, executive sessions with our independent auditors, without the presence of management. The Audit and Compliance Committee reviews and provides a recommendation to the Board of Directors with regard to its approval of the valuations of portfolio companies presented by management. In such review, the committee discusses the proposed valuations with our independent external auditors, our internal auditors and any other relevant consultants, including Houlihan, Lokey, Howard and Zukin. It also has the responsibility for reviewing matters regarding accounting, ethics, legal and regulatory compliance and for engaging, evaluating and terminating any internal audit service providers and approving fees to be paid to such internal audit service providers. The Audit and Compliance Committee annually reviews the experience and qualifications of the senior members of the internal audit function and the quality control procedures of the internal auditors. In addition, the Audit and Compliance Committee discusses with the independent auditors, internal auditors and any internal audit service providers (as may be engaged from time to time) the overall scope, plans and budget for their respective audits, including the adequacy of staffing and other factors that may affect the effectiveness and timeliness of such audits. The Audit and Compliance Committee is currently composed of Ms. Baskin and Messrs. Hahl and Koskinen. Mr. Hahl serves as Chairman. Each member of this committee is independent, as defined in Rule 4200(a)(15) of the Nasdaq listing standards. The Board of Directors has determined that Ms. Baskin and Messrs. Hahl and Koskinen are all “audit committee financial experts” (as defined in Item 401 of Regulation S-K under the Securities Act).

Compensation and Corporate Governance Committee. This committee has the responsibility for reviewing and approving the salaries, bonuses and other compensation and benefits of executive officers, reviewing and advising management regarding benefits and other terms and conditions of compensation of management, and administering our employee stock option plans. Although the committee consults with senior management to establish our general compensation philosophy, they have the sole authority to set the compensation of our executive officers. It also has responsibility for recommending and considering corporate governance practices and policies and monitoring our litigation docket. Its purpose and responsibilities are more fully set forth in the committee’s charter which was adopted by the Board of Directors and is available on the Investor Relations section of our web site at www.AmericanCapital.com. The charter was adopted by the Board of Directors on February 24, 2005 and amended on March 8, 2007, and February 21, 2008, following a review by the committee. Members of this committee are Messrs. Harper and Lundine and Dr. Puryear. Mr. Harper serves as Chairman. Each member of this committee is independent, as defined in Rule 4200(a)(15) of the Nasdaq listing standards.

The Compensation and Corporate Governance Committee also serves as the Board of Directors’ standing nominating committee. Nominations for election to the Board of Directors may be made by the Board of Directors, or by any stockholder entitled to vote for the election of directors. Candidates proposed by stockholders will be evaluated by the Compensation and Corporate Governance Committee under the same criteria that are applied to other candidates.

Although there is not a formal list of qualifications, in discharging its responsibilities to nominate candidates for election to the Board of Directors, the Compensation and Corporate Governance Committee endeavors to identify, recruit and nominate candidates based on the following criteria: a candidate’s integrity and business ethics, strength of character, judgment, experience and independence, as well as factors relating to the composition of the Board of Directors, including its size and structure, the relative strengths and experience of current directors and principles of diversity. In nominating candidates to fill vacancies created by the expiration of the term of a member of the Board of Directors, the committee determines whether the incumbent director is willing to stand for re-election. If so, the committee evaluates his or her performance in office to determine suitability for continued service, taking into consideration the value of continuity and familiarity with our business.

The committee schedules regular meetings to coincide with the quarterly in-person meetings of the Board of Directors and also meets at the request of senior management or at such other times as it determines. Our Secretary in consultation with the Chairman of the committee sets agendas for the meetings.

Meetings. The Board of Directors held 33 formal meetings during 2007. The Executive Committee held 8 formal meetings during 2007, the Compensation and Corporate Governance Committee held 16 formal meetings during 2007 and the Audit and Compliance Committee held 14 formal meetings during 2007. Each of the directors attended at least 75% of the meetings of the Board of Directors and the committees on which he or she served. Although we do not have a policy on director attendance at the Annual Meeting, directors are encouraged to attend the Annual Meeting. At the 2007 Annual Meeting, all eight directors attended in person.

Meetings of Disinterested Directors. Members of the Board of Directors who are not “interested persons” as defined in the 1940 Act have decided to hold quarterly meetings without persons who are members of management present. Each year, these directors designate a director who is an Independent Director as the “lead director” to preside at such meetings. The designation of a lead director is for a one-year term and a lead director may not succeed himself or herself in that position. If the lead director is unavailable for a meeting, his or her immediate predecessor will serve as lead director for such meeting. At a meeting in February 2008, Mr. Koskinen was designated as the lead director for 2008.

DIVIDEND REINVESTMENT PLAN

Pursuant to the DRIP, a stockholder whose shares are registered in his own name may “opt-in” to the plan and elect to reinvest all or a portion of their dividends in shares of our common stock by providing the required enrollment notice to Computershare Trust Company, N.A., the DRIP administrator. Stockholders whose shares are held in the name of a broker or other nominee may have distributions reinvested only if such a service is provided by the broker or the nominee or if the broker or the nominee permits participation in the dividend reinvestment plan. Stockholders whose shares are held in the name of a broker or other nominee should contact the broker or nominee for details. A stockholder may terminate participation in the DRIP at any time by notifying the DRIP administrator before the record date of the next dividend or distribution through the Internet, by telephone or in writing. All distributions to stockholders who do not participate in the DRIP will be paid by check mailed directly to the record holder by or under the direction of the DRIP administrator when our Board of Directors declares a dividend or distribution.

When we declare a dividend or distribution, stockholders who are participants in the DRIP receive the equivalent of the amount of the dividend or distribution in shares of our common stock. The DRIP administrator will generally purchase shares from us as newly issued or treasury shares at a two percent discount from the “market price”. However, if the market price per share of our common stock on the dividend payment date does not exceed 110% of the net asset value per share of our common stock, the dividends will be invested in shares purchased in the open market and not from us. In such an event, the shares will be sold to participants at the average per share purchase price. The “market price” of our common stock on a particular date will be equal to the average of the daily high and low trading prices reported in The Wall Street Journal NASDAQ listings for the five days on which trading of shares take place immediately prior to the dividend or distribution payment date. Historically, our common stock has traded significantly above the net asset value per share. Therefore, we believe that in most, if not all cases, reinvested dividends will be made in newly issued or treasury shares. Alternatively, our Board of Directors may choose to contribute newly issued shares of our common stock to the DRIP, in lieu of the payment of cash dividends on shares held in the DRIP. The DRIP administrator applies all cash received on account of a dividend or distribution as soon as practicable, but in no event later than 30 days, after the payment date of the dividend or distribution except to the extent necessary to comply with applicable provisions of the federal securities laws. The number of shares to be received by the DRIP participants on account of the dividend or distribution is calculated on the basis of the average price of all shares purchased for that 30 day period, including brokerage commissions, and is credited to their accounts as of the payment date of the dividend or distribution.

The DRIP administrator maintains all stockholder accounts in the dividend reinvestment plan and furnishes written confirmations of all transactions in the account, including information needed by stockholders for personal and tax records. Our common stock in the account of each Plan participant is held by the dividend reinvestment plan administrator in non-certificated form in the name of the participant, and each stockholder’s proxy includes shares purchased pursuant to the dividend reinvestment plan.

There is no charge to participants for reinvesting dividends and capital gains distributions. The fees of the DRIP administrator for handling the reinvestment of dividends and capital gains distributions are included in the fee to be paid by us to our transfer agent. There are no brokerage charges with respect to shares issued directly by us as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant bears a pro rata share of brokerage commissions incurred with respect to the DRIP administrator’s open market purchases in connection with the reinvestment of such dividends or distributions.

The automatic reinvestment of such dividends or distributions does not relieve participants of any income tax that may be payable on such dividends or distributions. See “Business—Regulated Investment Company Requirements.”

You may obtain additional information about the DRIP by writing us at our principal office, which is located at 2 Bethesda Metro Center, 14th Floor, Bethesda, MD 20814, Attention: Investor Relations or by contacting the DRIP administrator at the following address: Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI 02940-3078, or calling (800) 733-5001 (U.S. and Canada) (781) 575-3400 (outside U.S. and Canada) or through the Internet, at www.computershare.com.

DESCRIPTION OF CAPITAL STOCK

Our authorized capital stock consists of 1,000,000,000 shares of common stock, $0.01 par value per share, and 5,000,000 shares of preferred stock, par value $0.01 per share (our preferred stock and our common stock are collectively referred to as the “Capital Stock”). The following summary of our Capital Stock and other securities does not purport to be complete and is subject to, and qualified in its entirety by, our Certificate of Incorporation. Reference is made to our Certificate of Incorporation, for a detailed description of the provisions summarized below.

Outstanding Capital Stock.    The following are the classes of capital stock of our company as of March 31, 2008:

(1) Title of Class	(2) Amount Authorized	(3) Amount Held by Registrant or for its Account	(4) Amount Outstanding Exclusive of Amount Shown Under (3)
Common Stock	1,000,000,000	7,125,311	203,076,461
Undesignated Preferred Stock	5,000,000	0	0

Common Stock

All shares of our common stock have equal rights as to earnings, assets, dividends and voting privileges and, when issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if and when declared by our Board of Directors out of funds legally available therefor. The holders of our common stock have no preemptive, conversion or redemption rights and their interests therein are freely transferable. In the event of liquidation, dissolution or winding up of the company, each share of our common stock is entitled to share ratably in all of our assets that are legally available for distribution after payment of all debts and other liabilities and subject to any prior rights of holders of our preferred stock, if any, then outstanding. Each share of our common stock is entitled to one vote and does not have cumulative voting rights, which means that holders of a majority of such shares, if they so choose, could elect all of the directors, and holders of less than a majority of such shares would, in that case, be unable to elect any director.

Preferred Stock

In addition to shares of our common stock, our Certificate of Incorporation authorizes the issuance of shares of our preferred stock. Our Board of Directors is authorized to provide for the issuance of our preferred stock with such preferences, powers, rights and privileges as our Board of Directors deems appropriate; except that, such an issuance must adhere to the requirements of the 1940 Act. The 1940 Act requires, among other things, that (i) immediately after issuance and before any distribution is made with respect to our common stock, preferred stock, together with all other Senior Securities, must not exceed an amount equal to 50% of our total assets and (ii) the holders of shares of our preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on our preferred stock are in arrears by two years or more. Furthermore, the 1940 Act restricts the ability of a BDC to issue warrants, options or rights to subscribe or convert to voting securities of the company. If we were to issue preferred stock convertible into shares of our common stock, such proposal must first be approved by our shareholders. We have no present plans to issue any shares of our preferred stock, but believe the availability of such stock will provide us with increased flexibility in structuring future financings and acquisitions. If we offer preferred stock under this prospectus, we will issue an appropriate prospectus supplement. You should read that prospectus supplement for a description of our preferred stock, including, but not limited to, whether there will be an arrearage in the payment of dividends or sinking fund installments, if any, restrictions with respect to the declaration of dividends, requirements in connection with the maintenance of any ratio or assets, or creation or maintenance of reserves, or provisions for permitting or restricting the issuance of additional securities.

DESCRIPTION OF DEBT SECURITIES

The following summary description is based on the indenture between us and the Wells Fargo Bank, N.A., as trustee (the “Trustee”), dated April 26, 2007, and any supplements to the indenture.

As of December 31, 2007, we have completed public issuances of unsecured notes as follows:

($ in millions)	Amount	Maturity Date
6.85% Senior Secured Notes (1)(2)	$550.0	August 1, 2012

(1)	The terms of the notes are governed by two additional covenants: (1) for the period of time during which notes are outstanding, the Company will maintain an “asset coverage” ratio, as defined in Section 18(h) of the Investment Company Act (and the rules and regulations promulgated thereunder, to the extent applicable), of at least 200%, and (2) to provide financial information to the holders of the notes and the trustee if we should no longer be subject to the reporting requirements under the Exchange Act. The amendments to the indenture apply to the notes only and do not apply to any prior or future issuance of debt securities under the indenture unless so provided in an applicable supplement to the indenture.
(2)	We may redeem the notes in whole at any time or in part from time to time pursuant to the provisions of the indenture and applicable law.

Debt Securities

As required by U.S. federal law for all bonds and notes of companies that are publicly offered, our debt securities will be governed by the indenture, a contract entered into between us and the Trustee. The indenture is subject to and governed by the Trust Indenture Act of 1939, as amended. The following discussion sets forth the general terms and provisions relating to the indenture and, therefore, the debt securities.

Because this section is a summary, it does not describe every aspect of the debt securities. The indenture and its associated documents, including the debt securities, contain the full text of the matters described in this section and the prospectus supplement and pricing supplement, if any, accompanying this prospectus.

This summary is subject to and qualified in its entirety by reference to all the provisions of the indenture, including definitions of certain terms used in the indenture. In this summary, we describe the meaning of only some of the more important terms. Whenever we refer to particular sections or defined terms of the indenture in this prospectus or in the accompanying prospectus supplement, such sections or defined terms are incorporated by reference here or in the accompanying prospectus supplement. You must look to the indenture for the most complete description of what we describe in summary form in this prospectus and in the accompanying prospectus supplement.

This summary also is subject to and qualified by reference to the description of the particular terms of the series of debt securities described in the accompanying prospectus supplement. Those terms may vary from the terms described in this prospectus. The prospectus supplement relating to each series of debt securities will be attached to the front of this prospectus. There may also be a further prospectus supplement, known as a pricing supplement, which contains the precise terms of debt securities that are offered.

The Trustee has two main roles. First, the Trustee can enforce the rights of the holders of the debt securities (the “Noteholders”) against us if we default on our obligations under the terms of the indenture or the debt securities. There are some limitations on the extent to which the Trustee acts on the Noteholders’ behalf, described later under “— Events of Default — Remedies if an Event of Default Occurs”. Second, the Trustee performs administrative duties for us, such as sending the Noteholders interest and principal payments, transferring their debt securities to new buyers if they sell them, and sending them notices.

We may, in our discretion, issue several distinct series of debt securities, including notes, debentures, medium-term notes, commercial paper, retail notes or similar obligations evidencing indebtedness, under the indenture. The provisions of the indenture allow us not only to issue debt securities with terms different from those previously issued under the applicable indenture, but each series may be reopened and more debt securities of such series may be issued under the indenture, or under one or more supplements to the indenture. We may issue debt securities in amounts that exceed the total amount specified on the cover of a prospectus supplement at any time without consent or notice to the Noteholders.

This section summarizes terms of the debt securities that are common to all series and some other terms that may be applicable. Most of the specific legal, financial and other terms of each specific series of debt securities will be described in the prospectus supplement and pricing supplement, if any, accompanying this prospectus. Those terms may vary from the terms described here and may contain some or all of the following:

•	the designation or title and series of such debt securities;

•	the total principal amount of the series of debt securities;

•	any limit on the aggregate principal amount of the series of debt securities, and whether or not such series may be reopened for additional debt securities of that series and on what terms;

•	the purchase price of the debt securities, expressed as a percentage of the principal amount;

•	the date or dates on which the principal will be payable or the method for determining the date or dates of maturity;

•

if the debt securities will bear interest, the interest rate or rates or the method by which the rate or rates will be determined, the date or dates from which any interest will accrue, or the method by which such date or dates shall be determined, the interest payment dates, the record dates for those interest payments and the basis upon which interest shall be calculated or the method by which such date or dates shall be determined;

•

if other than the location specified in this prospectus, the place or places where payments on the debt securities will be made and where the debt securities may be surrendered for registration of transfer or exchange;

•	the terms for redemption, extension or early repayment. if any;

•	the provision for any sinking fund;

•	the terms and conditions, if any, upon which the debt securities may be convertible into our preferred stock, common stock or other securities;

•	the currency or currencies in which the debt securities are denominated and payable if other than U.S. dollars and the manner for determining the equivalent thereof;

•

whether the amount of any payments on the debt securities may be determined with reference to an index, a financial or economic measure or pursuant to a formula and how such amounts are to be determined;

•

if other than the entire principal amount, the portion of the principal amount of any debt securities that shall be payable upon declaration of acceleration of the maturity thereof or the method by which such portion shall be determined;

•	whether the series of debt securities are issuable in certificate form;

•	the identity of the security registrar and paying agent for the debt securities if other than the trustee;

•	any deletions from, modifications of or additions to the events of default, covenants or other provisions in the indenture;

•	whether the debt securities are subject to subordination and the terms of such subordination;

•	the listing, if any, of the debt securities on a securities exchange;

•	the applicability of the defeasance and covenant defeasance provisions of the indenture; and

•	any other terms of the debt securities consistent with the provisions of the indenture not specified in this prospectus.

As noted above, the 1940 Act restricts the ability of a BDC to issue warrants, options or rights to subscribe or convert to voting securities of the company. If we were to issue debt securities convertible into shares of our common stock, such proposal must first be approved by our shareholders.

The prospectus supplement and pricing supplement, if any, accompanying this prospectus will also describe special federal income tax consequences of the debt securities, including any special U.S. federal income tax, accounting and other considerations.

General

The indenture permits us to issue debt securities from time to time and debt securities issued under the indenture will be issued as part of a series that has been established by us under such indenture. The debt securities will be unsecured and will rank equally with our other outstanding unsecured indebtedness as described under “— Ranking Compared to Other Creditors”.

Form, Exchange and Transfer

Unless we specify otherwise in the prospectus supplement or pricing supplement, if any, accompanying this prospectus, the debt securities will be issued only in fully registered form; without coupons; and in denominations that are even multiples of $1,000.

We will initially issue all debt securities in registered global form. While a debt security is held as a registered global security, only the depositary — i.e., DTC, as defined below under “ — Book-Entry Debt Securities” — will be entitled to transfer and exchange the debt security, since the depositary will be the sole holder of the debt security. You will own beneficial interests in a global security through a participant in the depositary’s securities clearance system, and your rights as such an indirect owner will be governed solely by the applicable procedures of the depositary and its participants. We describe book-entry procedures below under “— Book-Entry Debt Securities.”

Noteholders may have their debt securities broken into more debt securities of smaller denominations or combined into fewer debt securities of larger denominations, as long as the denomination is authorized and the total principal amount is not changed. Any of these events is called an “exchange.” Whenever any securities are surrendered for exchange, we and the Trustee will execute, authenticate and deliver the debt securities that the Noteholders are entitled to receive.

Noteholders may exchange or transfer their debt securities at the office of the registrar, which may also be the trustee. The registrar acts as our agent for registering debt securities in the names of holders and for transferring and exchanging debt securities, as well as maintaining the list of registered holders.

We can designate additional registrars or paying agents and they would be named in the prospectus supplement or the pricing supplement, if any, accompanying this prospectus. We may cancel the designation of any particular registrar or paying agent. We may also approve a change in the office through which any registrar or paying agent acts. The Trustee may act as the registrar, the paying agent or both.

Noteholders will not be required to pay a service charge to transfer or exchange debt securities, but may be required to pay for any tax or other governmental charge associated with the exchange or transfer. The transfer or exchange will only be made if the registrar is satisfied with the Noteholders proof of ownership.

At certain times, Noteholders may not be able to transfer or exchange their debt securities. If the debt securities are redeemable and we redeem any series of such debt securities, or any part of any such series, then we may prevent the Noteholders from transferring or exchanging these debt securities. We may do this during the period beginning 15 calendar days before the day we mail the notice of redemption and ending on the day of that mailing, in order to freeze the list of holders so we can prepare the mailing. We may also refuse to register transfers or exchanges of debt securities selected for redemption, except that we will continue to permit transfers and exchanges of the unredeemed portion of any debt security being partially redeemed.

The rules for exchange described above apply to exchange of debt securities for other debt securities of the same series and kind. If a debt security is convertible, exercisable or exchangeable into or for a different kind of security, such as one that we have not issued, or for other property, the rules governing that type of conversion, exercise or exchange will be described in the accompanying prospectus supplement.

Payment and Paying Agents

We will pay interest to a Noteholder if the Noteholder is a direct holder listed in the registrar’s records at the close of business on a particular day in advance of each due date for interest, even if the Noteholder no longer owns the security on the interest due date. That particular day, usually about two weeks in advance of the interest due date, is called the “record date” and will be stated in the prospectus supplement and pricing supplement, if any, accompanying this prospectus. Because we will pay all the interest for an interest period to the Noteholder on the record date, holders buying and selling securities must work out between themselves the appropriate purchase price. The most common manner is to adjust the sales price of the securities to prorate interest fairly between buyer and seller. This prorated interest amount is called “accrued interest.”

We will pay interest, principal and any other money due on the debt securities at the corporate trust office of the trustee in the United States. We may also choose to pay interest by mailing checks. “Book-entry” and other indirect holders of debt securities should consult their banks, brokers or other financial institutions for information on how they will receive payments. We will provide additional information and specifics regarding the payment of interest, principal and any other sums due in the applicable prospectus supplement, or pricing supplement, if any, accompanying this prospectus.

We may also arrange for additional payment offices, and may cancel or change these offices, including our use of the trustee’s corporate trust office. These offices are called “paying agents.” We may also choose to act as our own paying agent or choose one of our subsidiaries to do so. We must notify holders of changes in the paying agents for any particular series of debt securities.

Notices

We and the Trustee will send notices regarding the debt securities only to direct holders, using their addresses as listed in the Trustee’s records.

Regardless of who acts as paying agent, all money that we forward to a paying agent that remains unclaimed will, at our request, be repaid to the Trustee at the end of two years after the amount was due to the direct holder. After that two-year period, Noteholders may look only to the Trustee for payment and not to us or any other paying agent.

Special Situations

Mergers and Similar Transactions. Under the terms of the indenture, we are generally permitted to consolidate or merge with another entity. We are also permitted to sell substantially all of our assets to another entity or to buy substantially all of the assets of another entity. However, we may not consolidate or merge with another entity or convey, transfer or lease our properties or assets substantially as an entirety or permit another entity to consolidate or merge with us unless all the following conditions are met:

•	where we merge out of existence or sell our assets, the resulting entity must agree to be legally responsible for our obligations under the debt securities;

•	alternatively, we must be the surviving entity;

•	immediately after the transaction no event of default will exist; and

•

we have delivered to the Trustee a certificate of an officer and an opinion of counsel, each stating that the transaction complies with the indenture and that all conditions precedent to the transaction set forth in the indenture have been satisfied.

Modification or Waiver. Under certain circumstances, we can make changes to the indenture and the debt securities. Some types of changes require the approval of each Noteholder affected thereby, some require approval by a majority vote with respect to each affected series of debt securities and some changes do not require any approval at all.

Changes Requiring Specific Approval of Noteholders. First, there are changes that cannot be made to the debt securities without specific approval from the Noteholders. The following is a list of those types of changes:

•	changing the stated maturity of the principal of or interest on such debt security;

•	reducing the principal amount of, or rate of interest on, such debt security, including the amount payable upon acceleration of the maturity of that security;

•	changing the place or currency of any payment on such debt security;

•	impairing the right to sue for payment on or with respect to such debt security;

•	reducing the percentage of outstanding debt securities that must consent to a modification or amendment of the indenture;

•

reducing the percentage of outstanding debt securities that must consent to a waiver of compliance with certain provisions of the indenture, including provisions relating to quorum or voting or for waiver of certain defaults;

•	making any change to this list of changes that requires specific approval from the Noteholders.

Changes Requiring a Majority Vote of the Holders of a Series of Debt Securities. The second type of change to the indenture and the debt securities is the kind that requires a vote in favor of such change by Noteholders owning not less than a majority of the principal amount of the particular series affected. The changes falling in this category are not expressly stated and include those changes that do not require specific approval of Noteholders, as well as changes that do not fall into the category of changes that do not require any approval.

Changes Not Requiring Approval of Noteholders. The third type of change does not require any vote by Noteholders. This type is limited to clarifications and certain other changes that would not adversely affect Noteholders in any material respect.

Further Details Concerning Voting. Debt securities will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust for Noteholders money for their payment or redemption. A debt security does not cease to be outstanding because we or an affiliate of us is holding the debt security, but will be deemed not outstanding in determining whether the holders of the requisite amount of debt securities have acted under the indenture.

We will generally be entitled to set any day as a record date for the purpose of determining the holders of outstanding securities that are entitled to vote or take other action under the indenture. However, the indenture does not oblige us to fix any record date at all. If we set a record date for a vote or other action to be taken by holders of a particular series, that vote or action may be taken only by holders of outstanding debt securities of that series on the record date, whether or not such persons remain holders after such record date, and must be taken within 180 days following the record date.

“Book-entry” and other indirect holders should consult their banks, brokers or other financial institutions for information on how approval may be granted or denied if we seek to change the indenture or the debt securities or request a waiver.

Defeasance and Covenant Defeasance. When we establish a series of debt securities, we may provide that the series be subject to the defeasance and discharge provisions of the indenture. If those provisions are made applicable, we may elect either:

•	to defease and be discharged from, subject to some limitations, all of our obligations with respect to those debt securities; or

•	to be released from our obligations to comply with specified covenants relating to those debt securities as described in the applicable prospectus supplement.

To effect the defeasance or covenant defeasance, we must irrevocably deposit in trust with the relevant trustee an amount in any combination of funds or government obligations, which, through the payment of principal and interest in accordance with their terms, will provide money sufficient to make payments on those debt securities and any mandatory sinking fund or analogous payments on those debt securities.

On such a defeasance, we will not be released from obligations:

•	to indemnify the Trustee;

•	to pay additional amounts, if any, upon the occurrence of some events;

•	to register the transfer or exchange of those debt securities;

•	to replace some of those debt securities;

•	to maintain an office or agency relating to those debt securities; or

•	to hold moneys for payment in trust.

To establish such a trust we must, among other things, deliver to the relevant trustee an opinion of counsel to the effect that the holders of those debt securities:

•	will not recognize income, gain or loss for U.S. federal income tax purposes as a result of the defeasance or covenant defeasance; and

•

will be subject to U.S. federal income tax on the same amounts, in the same manner and at the same times as would have been the case if the defeasance or covenant defeasance had not occurred. In the case of defeasance, the opinion of counsel must be based upon a ruling of the IRS or a change in applicable U.S. federal income tax law occurring after the date of the applicable indenture.

If we effect covenant defeasance with respect to any debt securities, the amount on deposit with the relevant trustee will be sufficient to pay amounts due on the debt securities at the time of their stated maturity. However, those debt securities may become due and payable prior to their stated maturity if there is an event of default with respect to a covenant from which we have not been released. If that happens, the amount on deposit may not be sufficient to pay all amounts due on the debt securities at the time of the acceleration.

The applicable prospectus supplement may further describe the provisions, if any, permitting defeasance or covenant defeasance, including any modifications to the provisions described above.

Redemption. The indenture under which the debt securities are issued may permit us to redeem such debt securities. If so, we may be able to pay off the securities before their scheduled maturity. If we have this right with respect to your specific securities, the right will be outlined in the prospectus supplement and/or the applicable pricing supplement. It will also specify when we can exercise this right and how much we will have to pay in order to redeem the debt securities.

If we choose to redeem the debt securities, we or the Trustee will mail written notice to the Noteholders not less than 20 days and not more than 50 days, unless otherwise specified in the applicable prospectus supplement and pricing supplement, if any, prior to redemption. Also, the Noteholders may be prevented from exchanging or transferring the debt securities when they are subject to redemption, as described under “— Form, Exchange and Transfer” above. In case any debt securities are to be redeemed in part only, the notice will provide that, upon surrender of such security, the Noteholders will receive, without a charge, a new debt security or debt securities of authorized denominations representing the principal amount of the remaining unredeemed debt securities.

Ranking Compared to Other Creditors

The debt securities are not secured by any of our property or assets. Accordingly, the Noteholders’ ownership of debt securities means the Noteholders are one of our unsecured creditors.

Unsecured debt securities will be issued under the indenture. The debt securities will rank equally in right of payment with one another, with all our other outstanding unsecured indebtedness, and with our future unsecured indebtedness.

Events of Default

Noteholders will have special rights if an event of default occurs and is not cured, as described later in this subsection.

What Is an Event of Default? The following constitute events of default under the indenture and with respect to any series of debt securities, unless otherwise specified in the applicable prospectus supplement, and pricing supplement, if any:

•	we fail to make any interest payment on a debt security when it is due, and we do not cure this default within 30 days;

•	we fail to make any payment of principal when it is due at the maturity of any security;

•	we fail to deposit a sinking fund payment when due, and we do not cure this default within 5 days;

•	we fail to comply with the indenture, and after we have been notified of the default by the Trustee or holders of 25% in principal amount of the series, we do not cure the default within 60 days;

•	we file for bankruptcy, or other events in bankruptcy, insolvency or reorganization occur and remain undischarged or unstayed for a period of 60 days;

•	on the last business day of each of twenty-four consecutive calendar months, we have an asset coverage of less than 100 per centum; or

•	any other event of default described in the applicable prospectus supplement with respect to any particular series of debt securities occurs.

Remedies if an Event of Default Occurs. Noteholders will have the following remedies if an event of default occurs:

Acceleration. If an event of default other than an event of default relating to events in bankruptcy, insolvency or reorganization has occurred and has not been cured or waived, then the Trustee or the holders of not less than 25% in principal amount of the securities of the affected series may declare the entire principal amount of and any and all accrued and unpaid interest on all the securities of that series to be due and immediately payable. An acceleration of maturity may be cancelled by the holders of at least a majority in principal amount of the debt securities of the affected series, if all events of default have been cured or waived and certain other conditions are satisfied.

If an event of default relating to events in bankruptcy, insolvency or reorganization has occurred, all unpaid principal and accrued and unpaid interest, and liquidated damages, if any, become immediately due and payable without any declaration or other act of the Trustee or any holder.

Special Duties of Trustee. If an event of default occurs, the Trustee will have some special duties. In that situation, the Trustee will be obligated to use those of its rights and powers under the indenture, and to use the same degree of care and skill in doing so, that a prudent person would use in that situation in conducting his or her own affairs.

Majority Noteholders May Direct the Trustee to Take Actions to Protect Their Interests. The Trustee is not required to take any action under the indenture at the request of any Noteholders unless the Noteholders offer the trustee reasonable protection from expenses and liability. This is called an “indemnity.” If the Trustee is provided with an indemnity reasonably satisfactory to it, the holders of a majority in principal amount of the relevant series of debt securities may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. These majority Noteholders may also direct the Trustee in performing any other action under the indenture.

Individual Actions Noteholders May Take if the Trustee Fails to Act. Before Noteholders can bypass the trustee and bring their own lawsuit or other formal legal action or take other steps to enforce their rights or protect their interests relating to the debt securities, the following must occur:

•	Noteholders must give the Trustee written notice that an event of default has occurred and remains uncured;

•

the holders of 25% in principal amount of all outstanding debt securities of the relevant series must make a written request that the Trustee take action because of the default, and must offer reasonable indemnity to the Trustee against the costs, expenses and other liabilities of taking that action;

•	the Trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity; and

•	during the 60-day period, the holders of a majority in principal amount of the debt securities of that series do not give the Trustee a direction inconsistent with the request.

However, Noteholders are entitled at any time to bring an individual lawsuit for the payment of the money due on their debt securities on or after its due date.

“Book-entry” and other indirect holders should consult their banks, brokers or other financial institutions for information on how to give notice or direction to or make a request of the Trustee and to make or cancel a declaration of acceleration.

Waiver of Default. The holders of a majority in principal amount of the relevant series of debt securities may waive a default for the debt securities of that series. If this happens, the default will be treated as if it has not occurred. No one can waive a payment default on a Noteholder’s debt security, however, without the Noteholder’s individual approval.

We Will Give the Trustee Information About Defaults Periodically

At the end of each fiscal year we will give to the Trustee a written statement of one of our officers certifying that to the best of his or her knowledge we are in compliance with the indenture and the debt securities, or else specifying any default. The Trustee may withhold notice of any uncured default from the Noteholders, except for payment defaults, if it determines that withholding notice is in the Noteholders’ interest.

Certain Covenants

The indenture under which the debt securities are issued will require us to, unless otherwise specified in the applicable prospectus supplement and pricing supplement, if any:

•	duly and punctually pay the principal of and any premium and interest on the debt securities of each series in accordance with the terms of the debt securities and the indenture;

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maintain an office or agency where the debt securities may be presented or surrendered for payment, registration of transfer or exchange, and where notices and demands to or upon us regarding the securities and the indenture may be served;

•

if we act as our own paying agent at any time, segregate and hold in trust, for the benefit of the holders, an amount of money, in the currency in which the securities are payable, sufficient to pay the principal and any premium or interest due on the securities of any series on or before the due date for such payment;

•

do all things necessary to preserve and keep in full force and effect our existence, rights (charter and statutory) and franchises unless failure to do so would not disadvantage the Noteholders in any material respect;

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deliver an officers’ certificate to the Trustee, within 120 calendar days after the end of each fiscal year, stating whether or not, to the best knowledge of the persons signing the officers’ certificate, we are in default in the performance and observance of any of the terms, provisions and conditions of the indenture and, if we are, specifying all such defaults and the nature and status thereof of which we may have knowledge;

•	maintain, preserve, and keep our material properties that are used in the conduct of our business in good repair, condition and working order, ordinary wear and tear excepted; and

•

pay or discharge when due all taxes, assessments and governmental charges levied or imposed upon us or our income, profits or property, as well as all lawful claims for labor, materials and supplies that, if unpaid, might by law become a lien upon our property, except those contested in good faith or that would not have a material adverse effect on us.

Governing Law

The indenture and the debt securities will be governed by, and construed in accordance with, the laws of the State of New York.

Book-Entry Debt Securities

Unless otherwise indicated in the prospectus supplement, the Depository Trust Company, or DTC, will act as securities depository for the debt securities. The debt securities will be issued as fully-registered securities in the name of Cede & Co. (DTC’s partnership nominee) or such other name as may be requested by an authorized representative of DTC. This means that certificates will not be issued to each holder of debt securities. One fully-registered certificate will be issued for the debt securities, in the aggregate principal amount of such issue, and will be deposited with DTC.

Purchases of debt securities under the DTC system must be made by or through participants (for example, brokers), who will receive credit for the debt securities on DTC’s records. The ownership interest of each actual purchaser of each debt security will be recorded on the records of the participant. Beneficial owners of the debt securities will not receive written confirmation from DTC of their purchase. Beneficial owners are, however, expected to receive written confirmations providing details of the transaction, as well as periodic statements of their holdings, from the participant through which the beneficial owner entered into the transaction. Transfers of ownership interests in the debt securities are to be accomplished by entries made on the books of participants acting on behalf of beneficial owners. Beneficial owners will not receive certificates representing their ownership interests in the debt securities, except in the event that use of the book-entry system for the debt securities is discontinued.

To facilitate subsequent transfers, all debt securities deposited by participants with DTC are registered in the name of DTC’s partnership nominee, Cede & Co., or such other name as may be requested by an authorized representative of DTC. The deposit of debt securities with DTC and their registration in the name of Cede & Co. or such other DTC nominee do not effect any change in beneficial ownership. DTC has no knowledge of the actual beneficial owners of the debt securities; DTC’s records reflect only the identity of the participants to whose accounts such debt securities are credited, which may or may not be the beneficial owners. The participants will remain responsible for keeping account of their holdings on behalf of their customers.

Conveyance of notices and other communications by DTC to participants and by participants to beneficial owners will be governed by arrangements among them, subject to statutory or regulatory requirements as may be in effect from time to time.

Proceeds, distributions or other payments on the debt securities will be made to Cede & Co., or such other nominee as may be requested by an authorized representative of DTC. DTC’s practice is to credit participants’ accounts, upon DTC’s receipt of funds in accordance with their respective holdings shown on DTC’s records. Payments by participants to beneficial owners will be governed by standing instructions and customary practices, as is the case with securities held for the accounts of customers in bearer form or registered in “street name,” and will be the responsibility of such participant and not of DTC nor its nominee, the Trustee, or us, subject to any statutory or regulatory requirements as may be in effect from time to time.

DTC may discontinue providing its services as depository with respect to the debt securities at any time by giving reasonable notice to us or to the Trustee. Under such circumstances, in the event that a successor securities depository is not obtained, certificates representing the debt securities are required to be printed and delivered. We may decide to discontinue use of the system of book-entry-only transfers through DTC (or a successor depository). In that event, certificates representing the debt securities will be printed and delivered.

DTC is a limited-purpose trust company organized under the New York Banking Law, a “banking organization” within the meaning of the New York Banking Law, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code, and a “clearing agency” registered pursuant to the provisions of Section 17A of the Exchange Act. DTC holds and provides asset servicing for over 2.5 million issues of U.S. and non-U.S. equity, corporate and municipal debt issues, and money market instruments from over 100 countries that DTC’s participants deposit with DTC. DTC also facilitates the post-trade settlement among participants of sales and other securities transactions in deposited securities, through electronic computerized book-entry transfers and pledges between participants’ accounts. This eliminates the need for physical movement of securities certificates. Participants include both U.S. and non-U.S. securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations. DTC has Standard & Poor’s highest rating, AAA. The DTC Rules applicable to its participants are on file with the SEC. More information about DTC can be found at www.dtcc.com and www.dtc.org.

The information in this section concerning DTC and DTC’s book-entry system has been obtained from sources that we believe to be reliable, but we take no responsibility for the accuracy thereof.

CERTAIN PROVISIONS OF OUR CERTIFICATE OF

INCORPORATION AND SECOND AMENDED AND RESTATED BYLAWS

Limitation On Liability of Directors.    We have adopted provisions in our Certificate of Incorporation limiting the liability of our directors, officers and employees for monetary damages to the extent permitted under Delaware law. The effect of this provision in our Certificate of Incorporation is to eliminate our rights and our stockholders’ rights (through stockholders’ derivative suits on our behalf) to recover monetary damages against a director or officers for breach of the fiduciary duty of care as a director or officer except in certain limited situations. This provision does not limit or eliminate our rights or any stockholder rights to seek nonmonetary relief such as an injunction or rescission in the event of a breach of a director’s or officer’s duty of care. These provisions will not alter the liability of directors or officers under federal securities laws.

Certain Anti-Takeover Provisions.    Our Certificate of Incorporation and our Second Amended and Restated Bylaws contain certain provisions that could make more difficult the acquisition of us by means of a tender offer, a proxy contest or otherwise. These provisions are expected to discourage certain types of coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board of Directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging such proposals because, among other things, negotiation of such proposals might result in an improvement of their terms. The description set forth below is intended as a summary only and is qualified in its entirety by reference to our Certificate of Incorporation and our Second Amended and Restated Bylaws.

Number of Directors; Removal; Filling Vacancies.    Our Certificate of Incorporation provides that the number of directors will be determined pursuant to the Bylaws. In addition, our Second Amended and Restated Bylaws provide that the number of directors shall not be increased by 50% or more in any 12-month period without the approval of at least 66 2/3% of the members of our Board of Directors then in office. Our Certificate of Incorporation provides that any vacancies will be filled by the vote of a majority of the remaining directors, even if less than a quorum, and the directors so appointed shall hold office until the next election of the class for which such directors have been chosen and until their successors are elected and qualified. Accordingly, our Board of Directors could temporarily prevent any stockholder from enlarging our board of directors and filling the new directorships with such stockholder’s own nominees.

Our Certificate of Incorporation also provides that, except as may be provided in a resolution designating any class or series of preferred stock, our directors may only be removed for cause by the affirmative vote of 75% of the voting power of all of the shares of our capital stock then entitled to vote generally in the election of directors, voting together as a single class.

No Stockholder Action By Written Consent.    Our Certificate of Incorporation and our Second Amended and Restated Bylaws provide that stockholder action can be taken only at an annual or special meeting of our stockholders. They also prohibit stockholder action by written consent in lieu of a meeting. These provisions may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals.    Our Second Amended and Restated Bylaws establish an advance notice procedure for stockholders to make nominations of candidates for election as directors or to bring other business before an annual meeting of our stockholders (the “Stockholder Notice Procedure”).

The Stockholder Notice Procedure provides that (i) only persons who are nominated by, or at the direction of, our Board of Directors, or by a stockholder who has given timely written notice containing specified information to our secretary prior to the meeting at which our directors are to be elected, will be eligible for election as our directors and (ii) at an annual meeting, only such business may be conducted as has been brought before the meeting by, or at the direction of, our Board of Directors or by a stockholder who has given timely written notice to our secretary of such stockholder’s intention to bring such business before the meeting. Except for stockholder proposals submitted in accordance with the federal proxy rules as to which the requirements specified therein shall control, notice of stockholder nominations or business to be conducted at a meeting must be received by us not less than 60 days or more than 90 days prior to the first anniversary of the previous year’s annual meeting if the notice is to be submitted at an annual stockholders meeting or no later than 10 days following the day on which notice of the date of a special meeting of stockholders was given if the notice is to be submitted at a special stockholders meeting.

Amendment of Our Certificate of Incorporation and Second Amended and Restated Bylaws.    Our Certificate of Incorporation provides that the provisions therein relating to our Board of Directors, the number of directors, vacancies on our board of directors and removal of directors may be amended, altered, changed or repealed only by the affirmative vote of the holders of at least 75% of the voting power of all of the shares of our capital stock then entitled to vote generally in the election of directors voting together as a single class.

Our Certificate of Incorporation also provides that the other provisions of such certificate of incorporation may be amended, altered, changed or repealed, subject to the resolutions providing for any class or series of preferred stock, only by the affirmative vote of both a majority of the members of our Board of Directors then in office and a majority of the voting power of all of the shares of capital stock entitled to vote generally in the election of directors, voting together as a single class.

Our Certificate of Incorporation also provides that our Second Amended and Restated Bylaws may be adopted, amended, altered, changed or repealed by the affirmative vote of the majority of our Board of Directors then in office. Any action taken by the stockholders with respect to adopting, amending, altering, changing or repealing our Second Amended and Restated Bylaws may be taken only by the affirmative vote of the holders of at least 75% of the voting power of all of the shares of capital stock then entitled to vote generally in the election of directors, voting together as a single class.

These provisions are intended to make it more difficult for stockholders to circumvent certain other provisions contained in our Certificate of Incorporation and Second Amended and Restated Bylaws. These provisions, however, also will make it more difficult for stockholders to amend the Certificate of Incorporation or Second Amended and Restated Bylaws without the approval of our Board of Directors, even if a majority of the stockholders deems such amendment to be in the best interests of all stockholders.

REGULATION

We are closed-end, non-diversified, management investment company that has elected to be regulated as a BDC under Section 54 of the 1940 Act and, as such, is subject to regulation under that act. The 1940 Act contains prohibitions and restrictions relating to transactions between BDCs and their affiliates, principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors be persons other than “interested persons,” as defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a BDC unless so authorized by the vote of a majority, as defined in the 1940 Act, of our outstanding voting securities.

We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to the shares of our common stock if our asset coverage, as defined in the 1940 Act, is at least 200% immediately after each such issuance. In addition, while Senior Securities are outstanding, provision must be made to prohibit any distribution to shareholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary purposes.

Under the 1940 Act, a BDC may not acquire any asset other than qualifying assets of the type listed in Section 55(a) of the 1940 Act unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets (other than noninvestment assets related to the operation of the BDC). The principal categories of qualifying assets relevant to our business are the following:

(i)	securities purchased in transactions not involving any public offering from:

a)	an issuer that (i) is organized and has its principal place of business in the United States, (ii) is not an investment company other than a small business investment company wholly owned by the business development company, and (iii) does not have any class of securities listed on a national securities exchange; or

b)	an issuer that satisfies the criteria set forth in clauses (a) (i) and (ii) above but not clause (a)(iii), so long as, at the time of purchase, we own at least 50% of (i) the greatest amount of equity securities of the issuer, including securities convertible into such securities and (ii) the greatest amount of certain debt securities of such issuer, held by us at any point in time during the period when such issuer was an eligible portfolio company, except that options, warrants, and similar securities which have by their terms expired and debt securities which have been converted, or repaid or prepaid in the ordinary course of business or incident to a public offering of securities of such issuer, shall not be considered to have been held by us, and we are one of the 20 largest holders of record of such issuer’s outstanding voting securities;

(ii)	securities received in exchange for or distributed with respect to securities described above, or pursuant to the exercise of options, warrants or rights relating to such securities; and

(iii)	cash, cash items, government securities, or high quality debt securities maturing in one year or less from the time of investment.

In addition, a BDC must have been organized (and have its principal place of business) in the United States and must be operated for the purpose of making investments in the types of securities described in clause (i) above. However, in order to count portfolio securities as qualifying assets for the purpose of the 70% test, the BDC must either control the issuer of the securities or must offer to make available to the issuer of the securities significant managerial assistance; except that, where the BDC purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available significant managerial assistance means, among other things, any arrangement whereby the BDC, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

SHARE REPURCHASES

Common stock of closed-end investment companies frequently trade at discounts from net asset value. We cannot predict whether our shares of common stock will trade above, at or below the net asset value thereof. The market price of our shares is determined by, among other things, the supply and demand for our shares, our investment performance and investor perception of our overall attractiveness as an investment as compared with alternative investments. Our Board of Directors has authorized our officers in their discretion, subject to compliance with the 1940 Act and other applicable law, to purchase on the open market or in privately negotiated transactions, outstanding shares of our common stock in the event that the shares trade at a discount to net asset value. In January 2008, we also announced a share repurchase plan under which we may repurchase up to a half billion dollars of our common stock at prices below its net asset value as reported in our then most recently filed financial statements. The repurchase program is expected to be in effect through December 31, 2008, or until the approved dollar amount has been used to repurchase shares. There is no assurance that any such open market purchases will be made and such authorization may be terminated at any time. In addition, if our shares publicly trade for a substantial period of time at a substantial discount from our then current net asset value per share, our Board of Directors will consider authorizing periodic repurchases of our shares or other actions designed to eliminate the discount. Our Board of Directors would consider all relevant factors in determining whether to take any such actions, including the effect of such actions on our status as a RIC under the Code and the availability of cash to finance these repurchases in view of the restrictions on our ability to borrow. No assurance can be given that any share repurchases will be made or that if made, they will reduce or eliminate market discount. Should any such repurchases be made in the future, it is expected that they would be made at prices at or below the current net asset value per share. Any such repurchase would cause our total assets to decrease, which may have the effect of increasing our expense ratio. We may borrow money to finance the repurchase of shares subject to the limitations described in this prospectus. Any interest on such borrowing for this purpose will reduce our net income. During 1998, in accordance with the regulations governing RICs, we repurchased 30,000 shares of our outstanding common stock. In 1999, we repurchased warrants for 393,675 shares of our common stock that were previously sold to certain underwriters in connection with our initial public offering.

PLAN OF DISTRIBUTION

We may sell the Securities through underwriters or dealers, directly to one or more purchasers, including existing shareholders in a rights offering, or through agents or through a combination of any such methods of sale. In the case of a rights offering, the applicable prospectus supplement will set forth the number of shares of our common stock issuable upon the exercise of each right and the other terms of such rights offering. Any underwriter or agent involved in the offer and sale of the Securities will also be named in the applicable prospectus supplement or pricing supplement, if any, accompanying this prospectus.

The distribution of the Securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that in the case of our common stock, the offering price per share less any underwriting commissions or discounts must equal or exceed the net asset value per share of our common stock. We may also not offer our debt securities if our BDC asset coverage ratio would be less than 200% after giving effect to such offering.

In connection with the sale of the Securities, underwriters or agents may receive compensation from us or from purchasers of the Securities, for whom they may act as agents, in the form of discounts, concessions or commissions. Underwriters may sell the Securities to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of the Securities may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of the Securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable prospectus supplement or pricing supplement accompanying this prospectus. The maximum commission or discount to be received by any National Association of Securities Dealers member or independent broker-dealer will not exceed 8%. In connection with any rights offering to our shareholders, we may also enter into a standby underwriting arrangement with one or more underwriters pursuant to which the underwriter(s) will purchase our common stock remaining unsubscribed for after the rights offering.

We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell Securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and, if not identified in this prospectus, will be identified in the applicable prospectus supplement (or a post-effective amendment).

Unless we indicate otherwise in the applicable prospectus supplement, any of our securities sold pursuant to a prospectus supplement will be listed on The NASDAQ Global Select Market, or another exchange on which such securities are traded.

Under agreements into which we may enter, underwriters, dealers and agents who participate in the distribution of the Securities may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.

If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase the Securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of the Securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.

In order to comply with the securities laws of certain states, if applicable, the Securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers. In addition, in certain states, the Securities may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.

SAFEKEEPING, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR, AND TRUSTEE

Our securities are held under custodian agreements by PNC Bank, National Association and Wells Fargo Bank, National Association. The address of the custodians are 249 Fifth Avenue, Pittsburgh, PA 15222 and Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, respectively. Our assets are held under bank custodianship in compliance with the 1940 Act. Computershare Trust Company, N.A. acts as our transfer and dividend paying agent and registrar. The principal business address of Computershare Trust Company, N.A. is P.O. Box 43010, Providence, RI 02940-3010. Wells Fargo Bank, National Association is the trustee under the indenture governing our debt securities. Its principal business address is 919 Market St., Suite 1600, Wilmington, DE 19801.

LEGAL MATTERS

The legality of the Securities offered hereby will be passed upon for us by Arnold & Porter LLP, Washington, D.C. If certain legal matters in connection with an offering of Securities are passed upon by counsel for the underwriters, if any, of such offering, that counsel will be named in the related prospectus supplement or pricing supplement, if any, accompanying this prospectus.

Samuel A. Flax, our Executive Vice President, General Counsel, Chief Compliance Officer and Secretary, served as counsel to Arnold & Porter LLP from January 1, 2005, through December 31, 2005, and was previously a partner at that firm.

EXPERTS

Ernst & Young LLP, independent registered public accounting firm, has audited our consolidated financial statements at December 31, 2007 and 2006, and for each of the three years in the period ended December 31, 2007, our consolidated financial highlights for each of the five years in the period ended December 31, 2007, as set forth in their report dated February 28, 2008, and our schedule 12-14 for the year ended December 31, 2007, as set forth in their report dated February 28, 2008. Ernst & Young LLP has also audited our senior securities table as of December 31, 2007, as set forth in their report dated April 10, 2008. We have included our consolidated financial statements, consolidated financial highlights, schedule 12-14, and senior securities table in the prospectus and elsewhere in the registration statement in reliance on Ernst & Young LLP’s reports, given on their authority as experts in accounting and auditing.

TABLE OF CONTENTS OF

STATEMENT OF ADDITIONAL INFORMATION

	Page in the Statement of Additional Information	Location of Related Disclosure in the Prospectus
General Information and History	SAI-2	1, 59
Investment Objective and Policies	SAI-2	74
Management	SAI-2	98
Control Persons and Principal Holders of Our Common Stock	SAI-22	—
Certain Transactions with Related Persons	SAI-23	—
Investment Advisory Services	SAI-24	—
Safekeeping, Transfer and Dividend Paying Agent and Registrar and Trustee	SAI-24	119
Consolidated Financial Statements	SAI-24	F-1
Brokerage Allocation and Other Practices	SAI-24	—
Tax Status	SAI-24	—

AMERICAN CAPITAL STRATEGIES, LTD.

STATEMENT OF ADDITIONAL INFORMATION APRIL     , 2008

This Statement of Additional Information (“SAI”) is not a prospectus, and should be read in conjunction with the prospectus dated April     , 2008 relating to this offering and the accompanying prospectus supplement, if any. A copy of the prospectus and the relevant accompanying prospectus supplement or pricing supplement, if any, may be obtained by calling American Capital Strategies, Ltd. at (301) 951-6122 and asking for Investor Relations. Terms not defined herein have the same meaning as given to them in the prospectus.

	Page in the Statement of Additional Information	Location of Related Disclosure in the Prospectus
General Information and History	SAI-2	1, 59
Investment Objective and Policies	SAI-2	74
Management	SAI-2	98
Control Persons and Principal Holders of Our Common Stock	SAI-22	—
Certain Transactions with Related Persons	SAI-23	—
Investment Advisory Services	SAI-24	—
Safekeeping, Transfer and Dividend Paying Agent and Registrar and Trustee	SAI-24	119
Consolidated Financial Statements	SAI-24	F-1
Brokerage Allocation and Other Practices	SAI-24	—
Tax Status	SAI-24	—

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GENERAL INFORMATION AND HISTORY

We are the largest U.S. publicly traded private equity fund and the largest U.S. publicly traded alternative asset management company in the S&P 500. We, both directly and through our global asset management business, are an investor in management and employee buyouts, private equity buyouts and early stage and mature private and public companies. Our business consists of two primary segments—our investment portfolio and our alternative asset management business. We were incorporated in Delaware in 1986. On August 29, 1997, we completed an initial public offering of 10,382,437 shares of our common stock and became a non-diversified, closed-end management investment company that has elected to be treated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (“1940 Act”). On October 1, 1997, we began operations so as to qualify to be taxed as a regulated investment company (“RIC”) as defined in Subtitle A, Chapter 1, under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).

INVESTMENT OBJECTIVES AND POLICIES

Our investment objectives are to increase our taxable income, net operating income and net asset value by investing in senior debt, subordinated debt and equity of middle market companies with attractive current yields and/or potential for equity appreciation and realized gains and by investing in our alternative asset manager business. In addition, we invest in commercial mortgage backed securities (“CMBS”), collateralized loan obligation (“CLO”) securities and collateralized debt obligation (“CDO”) securities and invest in investment funds managed by us. Additionally, through our asset management business, we also earn base management fees based on the size of our funds and incentive income based on the performance of our funds. In addition, we may invest directly into our alternative asset funds and earn investment income from our principal investments in those funds. We intend to grow our existing funds, while continuing to create innovative products to meet the increasing demand of sophisticated investors for superior risk-adjusted investment returns. We will at all times seek to conduct our business so as to retain our status as a BDC and to qualify to be taxed as a RIC. We had $17 billion in assets under management as of December 31, 2007, including $5 billion under management of third party funds. A discussion of the selected financial data, supplementary financial information and management’s discussion and analysis of financial condition and results of operations is included in the prospectus. We are headquartered in Bethesda, Maryland, and have offices in New York, San Francisco, Los Angeles, Philadelphia, Chicago, Dallas, Palo Alto, Frankfurt, London and Paris.

MANAGEMENT

Compensation of Executive Officers and Directors

Under the Securities and Exchange Commission (the “SEC”) rules applicable to BDCs, we are required to set forth certain information regarding the compensation of certain of our executive officers and directors. The following tables set forth compensation earned during the year ended December 31, 2007, by all of our directors, our principal executive officer, our principal financial officer and each of our three highest paid executive officers (collectively, “Named Executive Officers,” or “NEOs”).

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DIRECTOR COMPENSATION

From January 1, 2007, through June 30, 2007, non-employee directors were paid a retainer for service on the Board of Directors at the rate of $75,000 per year, with the lead director and members chairing a committee receiving an additional retainer at the rate of $10,000 per year. In addition, from January 1, 2007, through June 30, 2007, non-employee directors received a fee of $2,500 for attending Board or committee meetings and certain other meetings, with approval of the Chairman. As of July 1, 2007, the annual retainer was increased to $100,000 and the per meeting fee was increased to $3,000. In addition, non-employee directors received a fee from us for each American Capital portfolio company board of directors on which they served, in lieu of any payment by the portfolio company. For such companies that are not public, that fee is set at the rate of $30,000 per year. For such companies that are public that fee is based on the fee payable by the company to its other directors. Under the latter policy, Mr. Peterson receives a fee of £38,000 per year for service on the board of directors of European Capital Limited. Directors are reimbursed for travel, lodging and other out-of-pocket expenses incurred in connection with the Board of Directors and committee meetings. Directors who are our employees do not receive additional compensation for service as a member of the Board of Directors.

The following table sets forth the compensation received by each non-employee director during 2007:

Name	Fees Earned or Paid in Cash ($)(2)	Stock Awards ($)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation ($)(4)	Total ($)
Mary C. Baskin (2000)	297,500	—	152,696	—	—	426,161	876,357
Neil M. Hahl (1997)	361,500	—	152,696	—	—	568,333	1,082,529
Philip R. Harper (1997)	295,500	—	152,696	—	—	568,796	1,016,992
John A. Koskinen (2007)(1)	218,750	—	184,567	—	—	—	403,317
Stan Lundine (1997)	229,500	—	152,696	—	—	570,729	952,925
Kenneth D. Peterson, Jr. (2001)	245,041	—	152,696	—	—	367,778	765,515
Alvin N. Puryear (1998)	326,000	—	152,696	—	—	519,976	998,672

(1)	Mr. Koskinen was appointed to the Board of Directors and the Audit and Compliance Committee on February 1, 2007.
(2)	The column “Fees Earned or Paid in Cash” includes the following payments by us to directors in 2007 for serving on certain boards of directors of our portfolio companies in the following amounts: Ms. Baskin—$22,500 for SAV Holdings, Inc. and $30,000 for eLynx Holdings, Inc.; Mr. Hahl—$30,000 for each of Pasternack Enterprises and The Meadows of Wickenburg, L.P, $22,500 for WIS Holdings Company Inc. and $15,000 for Exstream Holdings Inc.; Mr. Harper—$30,000 for Soil Safe Holdings, Inc. and $15,000 for SMG Holdings Inc.; Dr. Puryear—$30,000 for each of Ranpak Corporation and Financial Asset Management Systems, Inc.; and Mr. Peterson—$56,541 for European Capital Limited.
(3)	For amounts under the column “Option Awards,” the FAS 123(R) fair value per share is based on certain assumptions that we explain under the heading “Stock Based Compensation” in Item 7 of Management’s Discussion and Analysis in our Annual Report on Form 10-K for the year ended December 31, 2007. On December 31, 2007, Ms. Baskin, Messrs. Hahl, Harper, Lundine, Peterson, Koskinen and Dr. Puryear had the following aggregate option awards outstanding: 130,000; 115,000; 115,000; 115,000; 90,000; 110,000; and 115,000, respectively.
(4)	The amounts in the “All Other Compensation” column includes amounts vested and amounts accrued but not yet vested as of December 31, 2007, under the Disinterested Director Retention Plan as follows: Messrs. Hahl, Harper and Lundine—$568,333 each; Dr. Puryear—$519,167; Ms. Baskin—$420,833; and Mr. Peterson—$367,778. The remaining amounts are tax gross-ups relating to certain perquisites that total less than $10,000 per director.

We have established a series of option plans for our non-employee directors, each of which must be approved by the Securities and Exchange Commission (the “SEC”) under the 1940 Act to become effective. The first was the 1997 Disinterested Director Stock Option Plan, which was approved by the SEC on May 14, 1999, and which provided for the issuance to participants of options to purchase an aggregate of 150,000 shares of our common stock. Messrs. Hahl, Harper and Lundine and Dr. Puryear, each received automatic grants of options to purchase 15,000 shares of our common stock when the plan was approved by the SEC. In addition, as of May 15, 2000, Messrs. Hahl, Harper and Lundine and Dr. Puryear each received grants of options to purchase an additional 5,000 shares of our common stock. Ms. Baskin and Mr. Peterson were granted options to purchase

SAI-3

15,000 shares of our common stock each on June 15, 2000 and January 23, 2001, respectively and Mr. Koskinen was granted options to purchase 20,000 shares of our common stock on February 2, 2007. All such options have vested and are fully exercisable except for Mr. Koskinen’s options, which will vest over a three-year period on each of the first three anniversaries of their date of grant. All unexercised options expire ten years from the date of grant except that the initial grants to Messrs. Hahl, Harper and Lundine expired on November 6, 2007, and Dr. Puryear’s initial grant expires on September 15, 2008.

The second plan was the 2000 Disinterested Director Stock Option Plan, which provides for the issuance of options to purchase up to 150,000 shares of our common stock, and which became effective on February 28, 2006, when the SEC issued an order authorizing the plan. Ms. Baskin, Messrs. Hahl, Harper, Lundine and Peterson, and Dr. Puryear, who were our directors on the date of the order, each received an automatic grant of options to purchase 25,000 shares of our common stock. All such options have now vested. These options expire on October 30, 2013.

The third plan was the 2006 Stock Option Plan, which provides for the issuance to non-employee directors of options to purchase up to 320,000 shares of our common stock, and which became effective on February 16, 2007, when the SEC issued an order authorizing the plan. Ms. Baskin, Messrs. Hahl, Harper, Koskinen, Lundine and Peterson, and Dr. Puryear, each received an automatic grant of options to purchase 40,000 shares of our common stock on February 16, 2007. All such options will vest over the first three anniversaries of May 11, 2006, except Mr. Koskinen’s options, which will vest over the first three anniversaries of February 1, 2007. These options expire on May 11, 2016, except for Mr. Koskinen’s options, which will expire on February 1, 2017. Vesting of these options will be automatically accelerated upon the occurrence of death or disability of the director.

The fourth plan was the 2007 Stock Option Plan (together with the 1997 Disinterested Director Stock Option Plan, the 2000 Disinterested Director Stock Option Plan and the 2006 Stock Option Plan, the “Existing Director Stock Option Plans”), which provides for the issuance of options to purchase up to 400,000 shares of our common stock, and which became effective on October 24, 2007, when the SEC issued an order authorizing the plan. Each of the non-employee directors received an automatic grant of options to purchase 50,000 shares of our common stock. All such options will vest on the first three anniversaries of May 4, 2007, and expire on May 4, 2017. Vesting of these options will be automatically accelerated upon the occurrence of death or disability of the director.

On July 27, 2006, the Board of Directors approved the American Capital Strategies, Ltd. Disinterested Director Retention Plan (the “Retention Plan”). We established the Retention Plan for the purposes of attracting and retaining non-employee directors of outstanding competence. All our directors who are not “interested” and have completed at least one year of service on the Board of Directors are eligible to participate in the Plan.

The Retention Plan is a nonqualified deferred compensation plan, which will provide a lump sum payment equal to the number of full and partial years of service as a director multiplied by the annual director retention fee in place at the time of termination of service. Such payment will be made to a separate bookkeeping account maintained on behalf of the participant. The payment will be made in cash shortly following termination of service on the Board of Directors. No payment will be made if there is a unanimous vote not to make such payment by the remaining directors. The participants will not have access to or control of the payment until separation from the Board of Directors. Ms. Baskin and Messrs. Hahl, Harper, Lundine, and Peterson and Dr. Puryear, who were directors at the time the Retention Plan was adopted, will vest in their respective accounts upon the earlier of: (i) 20% on August 1, 2006, 40% on February 1, 2007, 60% on August 1, 2007, 80% on February 1, 2008 and 100% on August 1, 2008, and (ii) such director becoming fully vested in his or her account immediately upon the director’s death, disability or upon the occurrence of a change of control. Mr. Koskinen became fully vested in his account on February 1, 2008, the one-year anniversary of his appointment to the Board of Directors. Any of our directors will be fully vested in his or her account immediately upon becoming an eligible participant in the Retention Plan.

SAI-4

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

The following is a discussion of certain aspects of our compensation program and practices as they relate to our principal executive officer, our principal financial officer and our three other most highly-paid executive officers for 2007, whom we refer to below collectively as our “named executive officers,” or “NEOs.” We also refer to our CEO, COO, CFO and GC as our “senior management.”

Executive Compensation Philosophy and Objectives

We believe that our continued success depends on our ability to attract, motivate and retain outstanding executive officers through the use of both current and long-term incentive compensation programs that are competitive in a global market. We also believe that as a public company, certain elements of our executive compensation program should be designed to align employee interests with those of the stockholders and to reward performance above established goals, which is why we have implemented our long-term incentive compensation programs. We establish compensation levels based on competitive market conditions for each officer, the performance of each officer and our performance. Our executive compensation programs and related data are reviewed throughout the year and on an annual basis by the Compensation and Corporate Governance Committee to determine if our executive officers are meeting their stated objectives and the programs are providing their intended results.

Decision-Making Process; Role of Executive Officers

The Committee performs an extensive review of each element of compensation of our executive officers at least once a year and makes a final determination regarding any adjustments to current compensation structure and levels after considering a number of factors. The Committee generally takes into account the scope of an officer’s responsibilities, performance and experience and balances these factors against competitive compensation levels. During the annual review process, the Committee also reviews our full-year financial results against financial performance in prior periods with members of senior management and considers research conducted by our senior vice president – human resources (“SVP HR”) and his staff on compensation structure and levels at firms with which we believe we compete for executive officers (“Industry Data”). We believe that we compete for executive talent mainly with private and public management companies of private equity, mezzanine, hedge funds and other types of funds. In addition, the Committee considers recommendations made by our CEO and SVP HR and retained compensation consultants, if any, with regard to compensation for each of the other NEOs, based on the Industry Data, the performance of each executive officer and our performance over the past year.

Compensation Consultants

Under its charter, the Committee has the authority to select, retain and terminate compensation consultants. In 2007, the Committee retained McLagan, a compensation consulting firm, to consult with the Committee on the Committee’s charter and the process for determining and levels of executive compensation. In addition, the Committee also obtained Industry Data from various other outside compensation consulting firms (McLagan as well as Mercer Human Resources Consulting, The Holt Private Equity Compensation Survey and Heidrick & Struggles) in connection with its annual executive compensation review. In 2007, we, at the Committee’s request, engaged McLagan to conduct specific research to verify the accuracy of the Industry Data reviewed by the Committee. Although McLagan consulted with both the Committee and management, the nature of McLagan’s engagement with management was to provide objective Industry Data for both the NEOs and for other levels of staff, whereas its work for the Committee involved providing substantive and subjective recommendations to the Committee in light of Industry Data. Moreover, McLagan assigned one team of consultants to management and another to the Committee. The Committee certified that there were no conflicts of interest. Last year, McLagan confirmed that there were generally no direct comparable pay practices to us considering our public nature, size, business, structure and other issues.

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Elements of Compensation

We pay our named executive officers a combination of base salary, cash bonus and long-term incentive compensation, in addition to providing health, retirement and other benefits. In addition, we have entered into employment agreements with each of the NEOs. In accordance with applicable law and the Committee’s charter, the Committee is required to approve any changes in the compensation of our executive officers. We have not adopted any formal policies or guidelines for allocating compensation between long-term compensation and regularly-paid income or between cash and non-cash compensation. We strive to achieve an appropriate mix between equity incentive awards and cash compensation in order to meet our objectives, as set forth above. For our NEOs, annual salary constituted 11.4% to 14.2% of total compensation, bonuses typically paid once a quarter constituted 26.1% to 36.1% of total compensation and long-term incentive compensation constituted the remaining 52.6% to 60.5% of total compensation in 2007. Each element of compensation is discussed briefly below.

Base Salary

Base salary is one component of each named executive officer’s cash compensation. We establish base salary after considering a variety of factors, including competitive market conditions for executive officers, the scope of each officer’s responsibilities, the performance of the executive officer and our performance and if requested, recommendations from a retained compensation consultant. Base salaries are used to attract, motivate and retain outstanding employees.

Base salaries for our executive officers are reviewed annually by the Committee and by our compensation consultants, if any, and at the time of a promotion or other change in responsibility of an executive officer and may be adjusted after considering the above factors. Each named executive officer’s employment agreement sets a minimum base salary, described below. For 2008, the Committee did not increase the level of base salaries for the NEOs from 2007, which was $1,495,000 for Mr. Wilkus, $1,085,000 for each of Messrs. Erickson and Wagner, and $905,000 for each of Messrs. O’Brien and Winn.

Bonus

Each named executive officer is entitled to participate in a performance-based target bonus program under which he may receive a cash bonus based on a target amount. The amount of the target bonus for each NEO is generally determined by the Committee each year prior to or shortly after the beginning of the year. Each NEO’s employment agreement sets a minimum target bonus percentage, as described below. For 2008, the Committee set the target bonus for Mr. Wilkus at $6,000,000, for Messrs. Erickson and Wagner at $3,000,000, and for Messrs. O’Brien and Winn at $2,000,000. After considering market studies and suggestions from our compensation consultant, the Committee concluded that the 2008 bonus amounts were sufficient to meet our objectives as described above.

While a portion of the bonus may be paid after the end of each of the first three quarters of the year, most of the bonus is payable only after the year has concluded and the Committee has reviewed our performance and the NEO’s performance for the entire year. Payment of the year-end target bonus in 2007 was also contingent on our achievement of certain performance goals set by the Committee and intended to qualify under Section 162(m) of the Code (the “Section 162(m) Criteria”). For 2008, we have established Section 162(m) Criteria for the full year. The portion of each executive officer’s target bonus that is contingent on achievement of Section 162(m) Criteria is paid as part of our Incentive Bonus Plan and is described further below.

The quarterly payout of bonuses is intended to motivate our NEOs throughout the year and to match rewards with actual performance when value is added, with a larger amount typically paid at the end of the year. After the conclusion of each year, the Committee meets to review each executive officer’s performance and our overall performance for the year, including the achievement of the Section 162(m) Criteria. Bonus amounts paid in 2007 that were contingent upon the Section 162(m) Criteria are included in the “Non-Equity Incentive Plan

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Compensation” column of the Summary Compensation Table, below, and the bonus amounts paid in 2007 that were not contingent upon such criteria are included in the “Bonus” column of the Summary Compensation Table, below.

Long-Term Incentive Compensation Plans

Each NEO participates in long-term incentive compensation plans as do virtually all of our employees. The Committee and our Board of Directors believe that stock-based incentive compensation is necessary to help attract, motivate and retain outstanding officers, employees and directors and to align further their interests with those of our stockholders. Stock-based compensation advances the interests of our company, but as a business development company we are restricted under the 1940 Act in the forms of incentive compensation that we can provide to our employees. For instance, we cannot compensate employees with stock appreciation rights. However, we compete with numerous private equity, mezzanine and hedge funds for our investment professionals. Such funds commonly pay to their partners and employees 20% of the profits (including capital gains), or carried interest, of each newly-raised fund under management. We have established three long-term equity based incentive plans based on these considerations.

Employee Stock Ownership and 401(k) Plans

We have established the American Capital Strategies, Ltd. Employee Stock Ownership Plan (the “ESOP”) as an “employee stock ownership plan” within the meaning of Section 4975(e)(7) of the Code, and the American Capital Strategies, Ltd. 401(k) Plan (the “401(k) Plan”) with a cash or deferred arrangement intended to qualify under Section 401(k) of the Code. We maintain the ESOP and 401(k) Plan for the benefit of our employees to enable them to share in our growth and supplement their personal savings and social security. The ESOP provides that participants will receive allocations of our common stock at least equal to 3% of their annual compensation, up to certain statutory maximums. The 401(k) Plan allows participants to make elective deferrals of a portion of their income as contribution to a Section 401(k) profit sharing plan. We do not match or otherwise make contributions to the 401(k) Plan. The NEOs participate in the ESOP and 401(k) Plan on the same basis as all of our other employees.

Employee Stock Option Plans

Under conditions specified in the 1940 Act, business development companies are permitted to issue stock options to their employees. Thus, stock options are another element of our named executive officers’ compensation. We currently maintain the Existing Option Plans, which provide for the grant of incentive stock options and nonqualified stock options. All of our employees are eligible to participate in our Existing Option Plans

We established the Existing Option Plans for the purpose of attracting and retaining executive officers and other key employees, and with respect to the 2006 Stock Option Plan and 2007 Stock Option Plan, non-employee directors. The Committee administers the Existing Option Plans. Each of the Existing Option Plans sets a maximum number of shares that may be granted to any single participant. The Committee uses such criteria as it deems important to determine who will receive awards and the number of options awarded, including the recommendations of senior management. The Committee generally takes into account the scope of an officer’s responsibilities and experience and balances these factors against competitive compensation levels to attract, motivate and retain outstanding officers. The Committee has the authority to set the exercise price for options and to adjust the exercise price following the occurrence of events such as stock splits, dividends, distributions and recapitalizations.

Grants under the Existing Option Plans are made to most employees on a quarterly basis on the recommendation of senior management. The timing of our grants to named executive officers is in symmetry with our grants to employees more generally. In addition, the Committee has awarded options to certain

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employees (both executive and non-executive) for the achievement of specific performance goals generally related to the exit of investments. From time to time, the Committee has also delegated authority to our CEO to allocate a specified pool of options among other employees by and as of a certain date, to reward the achievement of certain performance goals. New employees may also receive option grants in connection with the commencement of employment. In such cases, our current practice is to award options to new employees on the first trading day of the next month after their respective hire dates. The Committee reviews and approves all option grants and has delegated authority to our executive officers to allocate a specified maximum amount of stock options to new employees, depending on their position, in connection with their commencement of employment. The grant dates of awards under our Existing Option Plans are the Committee approval dates for the respective grants, except with regard to the delegated authority grants, in which case the date of grant is specified in the delegation of authority, but in each such case no earlier than the date the individual is identified to receive a grant and, in the case of new employees, the date of employment commencement.

Options may be exercised during a period of no more ten years following the date of grant. The Committee has the discretion to set the vesting period for options and to permit the acceleration of vesting under certain circumstances. Vesting is automatically accelerated upon the occurrence of specified change of control transactions. Section 61(a) of the 1940 Act imposes certain requirements on our option plans including that the options must expire no later than ten years from grant, the options must not be separately transferable other than by gift, will or intestacy, the exercise price at the date of issuance must not be less than the current market price for the underlying stock, the plan must be approved by a majority of our directors who are not “Interested Persons” and by the stockholders and we must not have a profit-sharing plan as described in the 1940 Act.

Incentive Bonus Plan

As discussed above, we believe that our employee compensation plans must provide an economic interest in us similar to that generally gained by partners and employees of the management company of private equity, mezzanine and hedge funds. We believe that our Existing Option Plans only partially fulfill this objective. First, they do not at present allow option holders to share in the dividends paid on our common stock. This is significant because a substantial component of the total return to our stockholders comes in the form of dividends. However, as noted above, the Committee has suspended adjustments of the strike price of options issued under the Employee Option Plans to reflect dividends paid on our common stock.

In addition, under our asset management strategy, we have expanded our management of assets to assets in externally managed funds in addition to assets that we own. Funding the asset management strategy involves the raising of capital by entities other than us and does not involve the sale of shares of our common stock. However, under the 1940 Act, the number of options that we can have outstanding is limited to no more than 25% of the outstanding shares of our common stock. Therefore, the number of outstanding options may not be sufficient to compensate employees at competitive levels within the industry commensurate with the amount of assets we have under management.

Thus, in order to further align the interests of our employees and our stockholders, to address the fact that our employees are not receiving the benefit of dividends paid on our common stock with respect to their option grants and to reflect the additional assets under management through externally managed funds, we established the Incentive Bonus Plan in 2006. It is an unfunded bonus program exempt from ERISA. Virtually all of our employees are eligible to and do participate in the Incentive Bonus Plan. The Committee determines the dollar amount of each award made to the executive officers under the Incentive Bonus Plan and approves an aggregate amount of awards made to other employees. Awards are based on competitive market conditions for each category of employee, level of responsibility, the performance of each employee, as well as our performance. Awards under the Incentive Bonus Plan are used to attract, motivate and retain outstanding employees.

There are two types of awards under the Incentive Bonus Plan. Most of the awards are longer-term awards (“Bonus Awards”), in which all of our employees are eligible to participate. In addition, our executive officers

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can receive cash awards, which form part of the quarterly and annual target cash bonuses for our executive officers, which are described above (“Target Awards”).

Bonus Awards.    We established a trust fund to fund the payment of the Bonus Awards under the Incentive Bonus Plan (the “Trust”). The trustee of the Trust is Citicorp Institutional Trust Company. We make contributions of cash to the Trust based on the cash Bonus Awards approved by the Committee. Pursuant to the terms of the trust agreement, we instruct the trustee, subject to its fiduciary duty, to invest this cash and any other cash generated by trust assets in money market securities for short-term investment purposes and in shares of our common stock for long-term investment purposes, which are purchased on the open market. Shares of our common stock held in the Trust are enrolled in our dividend reinvestment plan and dividends paid on these shares are reinvested in our common stock.

Each participant has an account under the plan, which is allocated a hypothetical, or notional, number of shares of our common stock, generally based on the amount of each participant’s cash awards divided by the average open-market purchase price for the common stock purchased by the Trust in connection with the respective awards. Once these notional shares are allocated to a participant’s account, the Bonus Awards are tied directly to the interests of our stockholders as the value of the award is directly related to the market price of our common stock. Moreover, as dividends are paid on our common stock, the notional value of the dividends attributable to the notional number of shares in the participant’s account is credited to the account, in the form of additional notional shares. Thus, the participant receives a benefit from dividends, something not currently possible under the Existing Option Plans, further aligning the interests of plan participants with those of our stockholders.

Each participant vests in Bonus Awards in accordance with a vesting schedule specified by the Committee. Vesting is generally based on continued employment, plus, for executive officers, the satisfaction of Performance Goals, as described below. The vesting schedule for prior Bonus Awards has varied from two to six years, although it is expected that the vesting schedule for future awards will generally be five to six years. In addition, vesting generally accelerates upon a participant’s termination of employment as a result of death or disability, or upon the occurrence of a change of control.

Participants are eligible to receive distributions of the vested portions of Bonus Awards immediately upon vesting. All distributions are made directly by the Trust in the form of our common stock. A participant may elect to defer the payment of the vested portions of Bonus Awards to a later distribution date (or distribution dates) allowed by the Committee and as permitted under Section 409A of the Code (but no later than ten years after the date of grant). Notwithstanding any deferral election, the vested portion of a participant’s Incentive Bonus Plan account will generally be paid on the participant’s termination of employment or upon the occurrence of a change of control. A participant is required to satisfy applicable withholding taxes upon vesting and distribution dates.

Target Awards and Performance Goals.    As discussed above, Target Awards are made to executive officers as part of our quarterly and annual cash bonus awards. Both the Target Awards and the Bonus Awards for executive officers are, at the discretion of the Committee, subject to certain performance measures and a bonus formula (“Performance Goals”). The Performance Goals provide a non-exclusive framework that satisfies standards of Section 162(m) of the Code, which is discussed below under “Impact of Regulatory Requirements.” Under this aspect of the Incentive Bonus Plan, the Committee designates Performance Goals, which they select from the following metrics: sales, return on equity, revenue, net operating income, net income, book value per share, dividend characterization, return on assets, cash flow, equity or investment growth, gross amount invested, regulatory compliance (including compliance goals relating to the Sarbanes-Oxley Act of 2002), satisfactory internal or external audits, improvement of financial ratings, achievement of balance sheet objectives, implementation or completion of one or more projects or transactions, intradepartmental or intra-office performance or any other objective goals established by the Committee, and may be absolute in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated. Such

SAI-9

Performance Goals may be particular to a participant or the department, branch, subsidiary or other division in which he or she works, or may be based on our performance and/or one or more of its subsidiaries, and may cover such period as may be specified by the Committee. For the full years 2007 and 2008, the Performance Goals include meeting four out of eight of the following measurement standards above certain confidential levels: (1) gross new investments, (2) gross revenue, (3) net operating income, (4) net income, (5) net asset value per share, (6) return of capital to stockholders, (7) regulatory compliance and (8) net operating income return on equity in the last twelve months. For the second and third quarters of 2007, the Performance Goals did not include items (6) and (7), and three of the remaining six Performance Goals had to be satisfied.

Personal Benefits and Perquisites

We offer a variety of health, retirement and other benefits to all employees. Our executive officers are eligible to participate in the benefit plans on the same basis as all other employees. These benefit plans include medical, dental, vision, disability and life insurance. In addition, all employees receive qualified transportation benefits. Our executive officers do not receive any personal benefits or perquisites that are not available on a non-discriminatory basis to all employees except that, on occasion when authorized by our CEO, their spouse may accompany them on a business trip at our expense. Our executive officers are taxed when this occurs. The maximum such amount received by an executive officer in 2007 was $3,909.

Employment Agreements

We have entered into employment agreements with each of our named executive officers. The agreements of each of the named executive officers (other than Mr. Wilkus) provide for a one-year term that renews on a daily basis so that there will always be one year remaining until either party gives notice that the automatic renewals are to be discontinued. Mr. Wilkus’ agreement has a two-year term, which on each anniversary renews for an additional year, unless either party has given six months’ advance written notice that the automatic extensions are to cease. The base salary under Mr. Wilkus’ agreement is $530,000 per year; the base salary under the agreements of Messrs. Erickson and Wagner is $400,000 per year; the base salary under Mr. O’Brien’s agreement is $425,000 per year; and the base salary under the agreement of Mr. Winn is $400,000 per year. The Committee has the sole right to increase the base salary during the term of each agreement and for 2008 it set the base salaries for the NEOs as set forth above. The employment agreements provide that Messrs. Wilkus, Erickson and Wagner are entitled to participate in a performance-based target bonus program under which the target bonus for Mr. Wilkus will not be less than 230% of his base salary, the target bonuses for Messrs. Erickson and Wagner will not be less than 175% of their base salary, and the target bonuses for Messrs. O’Brien and Winn will not be less than 150% of their base salary, depending on our portfolio performance and the officer’s performance against certain criteria established by the Committee. Mr. Wilkus is entitled to receive 5% of his bonus regardless of our performance. Each of the employment agreements provides that the named executive officer’s employment with us will be his primary employment and provides for certain payments upon severance, disability, death or change in control, as discussed below under “Severance and Change of Control Payments.” All amounts payable under the employment agreements are lump sum payments by us.

Pension and Retirement Plans

Except for the ESOP and 401(k) Plan, described above, in which all of our employees participate on a non-discriminatory basis, we do not maintain any retirement, pension, defined benefits, supplemental executive retirement (SERP) or similar plans for our named executive officers.

Stock Ownership/Retention Guidelines

We do not have any stock ownership or stock retention guidelines for our employees, other than applicable legal and regulatory requirements.

SAI-10

Impact of Regulatory Requirements

Although we do not have a formal policy in place, in order to preserve flexibility with respect to the design of our compensation programs, we endeavor to minimize the amount of our taxes and our employees’ taxes to maximize the return to our stockholders and employees. For example, Section 162(m) of the Code generally disallows a tax deduction to a public company for compensation in excess of $1 million paid to the company’s chief executive officer and any other executive officer required to be reported to its stockholders under the Exchange Act by reason of such executive officer being one of the four most highly compensated executive officers. However, qualifying performance-based compensation is not subject to the deduction limitation if certain requirements are met. We have structured portions of the Bonus Awards and Target Awards under the Incentive Bonus Plan for the NEOs to qualify as performance-based compensation under Section 162(m) of the Code, as described above.

Additionally, we consider the tax implications of Section 409A of the Code. Section 409A of the Code provides for certain requirements that a plan that provides for the deferral of compensation must meet, including requirements relating to when payments under such a plan may be made, acceleration of benefits, and the timing of elections under such a plan. Failure to satisfy these requirements will generally lead to an acceleration of timing of inclusion in income of deferred compensation, as well as certain penalties and interest.

Conclusion

We believe that our compensation programs have been appropriately designed to attract, retain and motivate our employees, including our senior management, improve our financial performance, grow the company and align the interests of our senior management with the long-term interests of our stockholders. We believe that our stellar financial performance since going public in 1997 is due in part to the effectiveness of our compensation programs for all of our employees, and particularly our senior management.

SAI-11

SUMMARY COMPENSATION TABLE

The following table provides information concerning the compensation of the NEOs earned during our most recently completed fiscal year. In the column “Salary,” we disclose the amount of base salary paid to the NEO during the fiscal year. In the column “Bonus,” we disclose the amount of bonus earned by the NEO during the fiscal year. We disclose the amount of the NEO’s Bonus Awards under the Incentive Bonus Plan in the column “Stock Awards,” although the NEOs do not receive stock from us; rather, we make cash contributions to the Trust, which purchases shares of our common stock on the open market. The shares are allocated to each participant’s account. See “Incentive Bonus Plan” under “Compensation Discussion and Analysis,” above.

In the columns “Stock Awards” and “Option Awards” we disclose the expenses associated with the award measured in dollars and calculated in accordance with FAS 123(R), as required by SEC regulations. For amounts under the column “Stock Awards,” the FAS 123(R) fair value per share is equal to the average purchase price of the common stock purchased by the Trust in respect of all Bonus Awards granted on the same date. For amounts under the column “Option Awards,” the FAS 123(R) fair value per share is based on certain assumptions that we explain under the heading “Stock Based Compensation” in Item 7 of Management’s Discussion and Analysis in our annual report on Form 10-K for the year ended December 31, 2007. We recognize the portion of the expense recognized for 2007 but without reduction for assumed forfeitures (as we do for financial reporting purposes).

The amounts shown in the Summary Compensation Table also include a ratable portion of each grant we made in prior years to the extent the vesting period fell in the most recently completed fiscal year. The amount of the NEO’s performance-based Target Award earned during the fiscal year under our Incentive Bonus Plan is disclosed in the column “Non-Equity Incentive Plan Compensation.” The amount in the column “All Other Compensation” is comprised of our contribution to the ESOP plan, which was capped at $6,750 in 2007 and $6,600 in 2006. The NEOs did not have any perquisites or other personal benefits in excess of the reporting thresholds during the fiscal year.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(2)	Stock Awards(3)(4) ($)	Option Awards(4) ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
Malon Wilkus	2007	1,495,000	429,813	4,998,881	1,920,639	4,320,187	6,750	13,171,270
Chief Executive Officer, President and Chairman of the Board of Directors	2006	1,150,000	991,875	2,301,428	1,476,916	1,653,125	6,600	7,579,944

John R. Erickson	2007	1,085,000	237,344	3,471,543	1,584,293	2,362,656	6,750	8,747,586
Executive Vice President and Chief Financial Officer	2006	835,000	547,969	1,872,034	1,171,668	913,281	6,600	5,346,552

Ira J. Wagner	2007	1,085,000	237,344	3,471,543	1,584,293	2,362,656	6,750	8,747,586
Executive Vice President and Chief Operating Officer	2006	835,000	547,969	1,872,034	1,171,668	913,281	6,600	5,346,552

Darin R. Winn	2007	905,000	169,687	2,874,807	1,180,499	1,580,313	6,750	6,717,056
Senior Vice President and Regional Managing Director	2006	687,500	367,500	1,617,972	873,795	630,000	6,600	4,183,367

Gordon J. O’Brien	2007	905,000	169,687	2,668,072	1,065,224	1,580,313	6,750	6,395,046
Senior Vice President and Managing Director	2006	725,000	407,812	1,346,850	749,342	679,688	6,600	3,915,292

(1)	Each NEO’s employment agreement sets forth a minimum base salary, as discussed above in “Compensation Discussion and Analysis.”
(2)	Each NEO’s employment agreement sets forth a minimum target bonus amount, as discussed above in “Compensation Discussion and Analysis.”
(3)	Includes amounts earned and deferred.
(4)	In the columns “Stock Awards” and “Option Awards,” we disclose the expenses associated with the award measured in dollars and calculated in accordance with FAS 123(R), as required by SEC regulations. For amounts under the column “Stock Awards,” the FAS 123(R) fair value per share is equal to the average purchase price of the common stock purchased by the Trust in respect of all Bonus Awards granted on the same date. For amounts under the column “Option Awards,” the FAS 123(R) fair value per share is based on certain assumptions that we explain under the heading “Stock Based Compensation” in Item 7 of Management’s Discussion and Analysis in our annual report on Form 10-K for the year ended December 31, 2007. We disclose the portion of the expense recognized for 2007 but without reduction for assumed forfeitures (as we do for financial reporting purposes).

SAI-12

GRANTS OF PLAN-BASED AWARDS IN FISCAL YEAR 2007

In this table we provide information about each grant of an award made to an NEO in the most recently completed fiscal year under the Existing Option Plans and the Incentive Bonus Plan. The target amounts are the same as the maximum amounts under each of the plans. In each case, the grant date is the same date as the Committee approval date. Amounts disclosed under “Non-Equity Incentive Plan Awards” include the performance-based portion of the Target Awards under the Incentive Bonus Plan and the amounts disclosed under “Equity Incentive Plan Awards” include the performance-based Bonus Awards under the Incentive Bonus Plan. The column “All Other Option Awards” includes grants made under the Existing Option Plans. The exercise price of option awards is the closing price of our common stock on the date of grant.

Amounts included in the “Grant Date Fair Value of Stock and Option Awards” column are valued in accordance with FAS 123(R) without reduction of any assumed forfeitures and are based on certain assumptions that we explain under the heading “Stock Based Compensation” in Item 7 of Management’s Discussion and Analysis in our annual report on Form 10-K for the year ended December 31, 2007; in contrast to how amounts are presented in the Summary Compensation Table, the amounts here are reported without apportioning such amount over the service period, pursuant to SEC regulations.

		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards			Estimated Possible Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares or Stock (#)	All Other Options Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Share)	Grant Date Fair Value of Stock and Option Awards ($)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Malon Wilkus	2/18/2007		4,320,187
	2/1/2007					12,120					574,499
	6/22/2007					89,348					3,418,993
	7/27/2007					117,502					4,790,282
	10/26/2007					93,950					3,802,919
	2/1/2007								67,988	49.37	355,234
	6/22/2007								186,113	43.50	818,854
	7/27/2007								260,759	38.14	1,048,855
	10/26/2007								207,012	42.00	834,457
John R. Erickson	2/18/2007		2,362,656
	2/1/2007					9,560					453,123
	6/22/2007					47,585					1,820,886
	7/27/2007					62,579					2,551,206
	10/26/2007					50,036					2,025,357
	2/1/2007								53,624	49.37	280,183
	6/22/2007								99,120	43.50	436,105
	7/27/2007								138,875	38.14	558,599
	10/26/2007								110,251	42.00	444,417
Ira J. Wagner	2/18/2007		2,362,656
	2/1/2007					9,560					453,123
	6/22/2007					47,585					1,820,886
	7/27/2007					62,579					2,551,206
	10/26/2007					50,036					2,025,357
	2/1/2007								53,624	49.37	280,183
	6/22/2007								99,120	43.50	436,105
	7/27/2007								138,875	38.14	558,599
	10/26/2007								110,251	42.00	444,417
Darin R. Winn	2/18/2007		1,580,313
	2/1/2007					7,934					376,084
	6/22/2007					31,801					1,216,915
	7/27/2007					41,822					1,704,995
	10/26/2007					35,071					1,419,595
	2/1/2007								44,507	49.37	232,547
	6/22/2007								66,243	43.50	291,454
	7/27/2007								92,812	38.14	373,319
	10/26/2007								80,758	42.00	325,532

SAI-13

		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards			Estimated Possible Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares or Stock (#)	All Other Options Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Share)	Grant Date Fair Value of Stock and Option Awards ($)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Gordon J. O'Brien	2/18/2007		1,580,313
	2/1/2007					7,934					376,084
	6/22/2007					31,801					1,216,915
	7/27/2007					44,501					1,795,865
	10/26/2007					37,982					1,537.441
	2/1/2007								44,507	49.37	232,547
	6/22/2007								66,243	43.50	291,454
	7/27/2007								102,552	38.14	412,496
	10/26/2007								93,389	42.00	376,447

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table provides information about unexercised options, both exercisable and unexercisable, under the Existing Option Plans and Bonus Awards under the Incentive Bonus Plan that have not vested for each NEO outstanding as of the end of the last fiscal year. The market value of the Bonus Awards is the market value of the NEO’s bookkeeping account held by the Trust under the Incentive Bonus Plan calculated with a stock price of $32.96, which was the closing price of our common stock as of the last day of the fiscal year.

	Option Awards					Stock Awards(1)
Name	Number of Securities Underlying Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable(2)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares of Stock that Have Not Vested (#)(3)	Market Value of Shares of Stock that Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares that Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares that Have Not Vested ($)
Malon Wilkus	54,646			25.00	2/9/2011	498,563	16,432,636
	200,000			26.10	5/9/2011
	80,000			28.87	12/10/2011
	20,000			29.87	5/8/2012
	210,000			29.87	5/8/2012
	22,000			18.73	5/15/2013
	66,000	22,000		24.49	5/15/2013
	22,000			17.72	8/15/2013
	66,000	22,000		22.80	8/15/2013
	14,000			22.96	11/13/2013
	8,000			28.82	7/29/2014
	42,000	14,000		27.35	11/13/2013
	30,960	20,640		31.53	1/29/2014
	90,000	60,000		26.38	4/29/2014
	12,000	8,000		28.82	7/29/2014
	4,800	3,200		30.91	10/28/2014
	8,000			30.91	10/28/2014
	47,333	71,000		35.61	6/20/2015
	47,333	71,000		36.68	10/27/2015
	19,880	79,521		34.51	1/19/2016
	13,597	54,391		34.11	5/11/2016
	13,597	54,391		34.66	7/27/2016
	13,597	54,391		42.81	10/26/2016
		67,988		49.37	2/1/2017
		186,113		43.50	6/22/2017
		260,759		38.14	7/27/2017
		207,012		42.00	10/26/2017

SAI-14

	Option Awards					Stock Awards(1)
Name	Number of Securities Underlying Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable(2)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares of Stock that Have Not Vested (#)(3)	Market Value of Shares of Stock that Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares that Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares that Have Not Vested ($)
John R. Erickson	2,000			28.82	7/29/2014	314,451	10,364,305
	2,000			30.91	10/28/2014
	18,667	56,000		35.61	6/20/2015
	18,667	56,000		36.68	10/27/2015
		62,721		34.51	1/19/2016
		42,900		34.11	5/11/2016
	10,724	42,900		34.66	7/27/2016
	10,724	42,900		42.81	10/26/2016
		53,624		49.37	2/1/2017
		99,120		43.50	6/22/2017
		138,875		38.14	2/27/2017
		110,251		42.00	10/26/2017
	18,000	18,000		22.80	8/15/2013
	18,000	18,000		24.49	5/15/2013
	10,000	10,000		27.35	11/13/2013
	8,600	17,200		31.53	1/29/2014
	2,600	5,200		28.82	7/29/2014
	1,200	2,400		30.91	10/28/2014
	24,400	48,800		26.38	4/29/2014
Ira J. Wagner		18,000		24.49	5/15/2013	314,451	10,364,305
		18,000		22.80	8/15/2013
		10,000		27.35	11/13/2013
		17,200		31.53	1/29/2014
		48,800		26.38	4/29/2014
		5,200		28.82	7/29/2014
		2,400		30.91	10/28/2014
		56,000		35.61	6/20/2015
		56,000		36.68	10/27/2015
		62,721		34.51	1/19/2016
		42,900		34.11	5/11/2016
		42,900		34.66	7/27/2016
	10,724	42,900		42.81	10/26/2016
		53,624		49.37	2/1/2017
		99,120		43.50	6/22/2017
		138,875		38.14	7/27/2017
		110,251		42.00	10/26/2017
Darin R. Winn	11,000	11,000		24.49	5/15/2013	249,083	8,209,776
	11,000			17.72	8/15/2013
	33,000	11,000		22.80	8/15/2013
	5,000			19.92	8/28/2013
	15,000	5,000		25.00	8/28/2013
	5,160			22.96	11/13/2013
	15,480	5,160		27.35	11/13/2013
	15,480	10,320		31.53	1/29/2014
	36,000	24,000		26.38	4/29/2014
	4,000			28.82	7/29/2014
	9,000	6,000		28.82	7/29/2014
	4,000			30.91	10/28/2014
	2,400	1,600		30.91	10/28/2014
	56,018	84,028		35.61	6/20/2015
	25,333	38,000		36.68	10/27/2015

SAI-15

	Option Awards					Stock Awards(1)
Name	Number of Securities Underlying Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable(2)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares of Stock that Have Not Vested (#)(3)	Market Value of Shares of Stock that Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares that Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares that Have Not Vested ($)
	9,086	13,631		37.96	11/3/2015
	10,640	42,561		34.51	1/19/2016
	3,835	15,342		34.80	1/26/2016
	8,901	35,606		34.11	5/11/2016
	6,328	25,314		33.01	6/16/2016
	8,901	35,606		34.66	7/27/2016
	8,901	35,606		42.81	10/26/2016
	3,193	12,776		44.97	12/15/2016
		44,507		49.37	2/1/2017
		66,243		43.50	6/22/2017
		92,812		38.14	7/27/2017
		80,758		42.00	10/26/2017
Gordon J. O'Brien	10,000	10,000		24.49	5/15/2013	244,046	8,043,756
	10,000	10,000		22.80	8/15/2013
	5,000	5,000		25.00	8/28/2013
	5,160	5,160		27.35	11/13/2013
	15,480	10,320		31.53	1/29/2014
	2,400	1,600		28.82	7/29/2014
	2,266			28.82	7/29/2014
	12,480	24,000		26.38	4/29/2014
	2,400	1,600		30.91	10/28/2014
	2,666			30.91	10/28/2014
	26,268	39.402		35.61	6/20/2015
	25,333	38,000		36.68	10/27/2015
	9,541	42,561		34.51	1/19/2016
	13,407	53,632		34.80	1/26/2016
		35,606		34.11	5/11/2016
	8,901	35,606		34.66	7/27/2016
	8,901	35,606		42.81	10/26/2016
	8,082	32,330		44.97	12/15/2016
		44,507		49.37	2//1/2017
		66,243		43.50	6/22/2017
		102,552		38.14	7/27/2017
		93,389		42.00	10/26/2017

(1)	We disclose the amount of the NEO’s Bonus Awards under the Incentive Bonus Plan in the column “Stock Award,” although the NEOs do not receive stock from us; rather, we make cash contributions to the Trust, which purchases shares of our common stock on the open market. The shares are allocated to each participant’s account. See “Incentive Bonus Plan” under “Compensation Discussion and Analysis,” above.

(2)	Vesting dates of unvested option awards are as follows:

Mr. Wilkus—19,880 on 1/19/2008, 1/19/2009, 1/19/2010, and 1/19/2011; 10,320 on 1/29/2008, and 1/29/2009; 30,000 on 4/29/2008, and 4/29/2009; 13,598 on 2/1/2008, 5/11/2008, 2/1/2009, 5/11/2009, 2/1/2010, 5/11/2010, 2/1/2011, 5/11/2011, and 2/1/2012; 22,000 on 5/15/2008 and 8/15/2008; 23,667 on 6/20/2008, 10/27/2008, 6/20/2009, 10/27/2009, 6/20/2010, and 10/27/2010; 4,000 on 7/29/2008, and 7/29/2009; 1,600 on 10/28/2008 and 10/28/2009; 14,000 on 11/13/2008; 37,223 on 6/22/2008, 6/22/2009, 6/22/2010, 6/22/2011, and 6/22/2012; 65,749 on 7/27/2008, 7/27/2009, 7/27/2010, and 7/27/2011; 55,000 on 10/26/2008, 10/26/2009, 10/26/2010, and 10/26/2011; 52,152 on 7/27/2012; 41,403 on 10/26/2012.

Mr. Erickson—15,680 on 1/19/2008, 1/19/2009, 1/19/2010, and 1/19/2011; 8,600 on 1/29/2008, and 1/29/2009; 24,400 on 4/29/2008, and 4/29/2009; 10,725 on 2/1/2008, 5/11/2008, 2/1/2009, 5/11/2009, 2/1/2010, 5/11/2010, 2/1/2011, 5/11/2011, and 2/1/2012; 18,000 on 5/15/2008 and 8/15/2008; 18,667 on 6/20/2008, 10/27/2008, 6/20/2009, 10/27/2009, 6/20/2010, and

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10/27/2010; 32,775 on 10/26/2008, 10/26/2009, 10/26/2010 and 10/26/2011; 19,824 on 6/22/2008, 6/22/2009, 6/22/2010, 6/22/2011, and 6/22/2012; 38,500 on 7/27/2008, 7/27/2009, 7/27/2010, and 7/27/2011; 2,600 on 7/29/2008, and 7/29/2009; 1,200 on 10/28/2008 and 10/28/2009; and 10,000 on 11/13/2008; 27,775 on 7/27/2012; 22,051 on 10/26/2012.

Mr. Wagner—15,680 on 1/19/2008, 1/19/2009, 1/19/2010, and 1/19/2011; 8,600 on 1/29/2008, and 1/29/2009; 24,400 on 4/29/2008, and 4/29/2009; 10,725 on 2/1/2008, 5/11/2008, 2/1/2009, 5/11/2009, 2/1/2010, 5/11/2010, 2/1/2011, 5/11/2011, and 2/1/2012; 18,000 on 5/15/2008 and 8/15/2008; 18,667 on 6/20/2008, 10/27/2008, 6/20/2009, 10/27/2009, 6/20/2010, and 10/27/2010; 32,775 on 10/26/2008, 10/26/2009, 10/26/2010, and 10/26/2011; 19,824 on 6/22/2008, 6/22/2009, 6/22/2010, 6/22/2011, and 6/22/2012; 38,500 on 7/27/2008, 7/27/2009, 7/27/2010, and 7/27/2011; 2,600 on 7/29/2008, and 7/29/2009; 1,200 on 10/28/2008 and 10/28/2009; and 10,000 on 11/13/2008; 27,775 on 7/27/2012; 22,051 on 10/26/2012.

Mr. Winn—10,640 on 1/19/2008, 1/19/2009, 1/19/2010, and 1/19/2011; 3,835 on 1/26/2008, 1/26/2009, 1/26/2010, and 1/26/2011; 5,160 on 1/29/2008 11/13/2008 and 1/29/2009; 12,000 on 4/29/2008, and 4/29/2009; 8,901 on 2/1/2008, 5/11/2008, 2/1/2009, 5/11/2009, 2/1/2010, 5/11/2010, 2/1/2011, 5/11/2011, and 2/1/2012; 11,000 on 5/15/2008 and 8/15/2008; 6,328 on 6/16/2008, 6/16/2009, 6/16/2010, and 6/16/2011; 12,667 on 10/27/2008, 10/27/2009 and 10/27/2010; 28,009 on 6/20/2008, 6/20/2009 and 6/20/2010; 13,249 on 6/22/2008, 6/22/2009, 6/22/2010, 6/22/2011, and 6/22/2012; 27,464 on 7/27/2008, 7/27/2009, 7/27/2010, and 7/27/2011; 3,000 on 7/29/2008, and 7/29/2009; 5,000 on 8/28/2008; 800 on 10/28/2008 and 10/28/2009; 25,053 on 10/26/2008, 10/26/2009, 10/26/2010, and 10/26/2011; 4,544 on 11/3/2008, 11/3/2009, and 11/3/2010; 3,194 on 12/15/2008, 12/15/2009, 12/15/2010, and 12/15/2011; 18,562 on 7/27/2012; 16,155 on 10/26/2012.

Mr. O’Brien—10,640 on 1/19/2008, 1/19/2009, 1/19/2010, and 1/19/2011; 13,408 on 1/26/2008, 1/26/2009, 1/26/2010, and 1/26/2011; 5,160 on 1/29/2008, 11/13/2008 and 1/29/2009; 12,000 on 4/29/2008, and 4/29/2009; 8,901 on 2/1/2008, 5/11/2008, 2/1/2009, 5/11/2009, 2/1/2010, 5/11/2010, 2/1/2011, 5/11/2011, and 2/1/2012; 10,000 on 5/15/2008 and 8/15/2008; 12,667 on 10/27/2008, 10/27/2009 and 10/27/2010; 13,134 on 6/20/2008, 6/20/2009 and 6/20/2010; 800 on 7/29/2008, 10/28/2008,7/29/2009, and 10/28/2009; 5,000 on 8/28/2008; 13,249 on 6/22/2008, 6/22/2009, 6/22/2010, 6/22/2011, 6/22/2012; 29,412 on 7/27/2008, 7/27/2009, 7/27/2010, and 7/27/2011; 27,579 on 10/26/2008, 10/26/2009, 10/26/2010, 10/26/2011; 8,082 on 12/15/2008, 12/15/2009, 12/15/2010, and 12/15/2011; 20,510 on 7/27/2012; 18,680 on 10/26/2012.

(3)	Vesting dates of unvested shares of stock purchased by the Trust under the Incentive Bonus Plan are as follows:

Mr. Wilkus—2,155.26 on 2/28/2008, 1/31/2009, 1/31/2010, 1/31/2011, 1/31/2012, and 1/31/2013.; 22,444.57 on 1/19/2008, 1/19/2009, and 1/19/2010; 47,837.06 on 5/10/2008; 18,273.68 on 7/21/2008, 6/21/2009, 6/21/2010, 6/21/2011, and 6/21/2012; 2,642.30 on 7/27/2008; 24,031.90 on 8/27/2008; 2,449.46 on 10/26/2008; 18,789.91 on 11/26/2008; 15,989.05 on 5/10/2009; 26,674.20 on 7/27/2009, 7/27/2010, 7/27/2011, and 7/27/2012; 21,239.38 on 10/26/2009, 10/26/2010, 10/26/2011, and 10/26/2012; 7,845.18 on 5/10/2010, 5/10/2011, and 5/10/2012.

Mr. Erickson—1,699.91 on 2/28/2008, 1/31/2009, 1/31/2010, 1/31/2011, 1/31/2012, and 1/31/2013; 14,853.77 on 1/19/2008, 1/19/2009, and 1/19/2010; 41,807.16 on 5/10/2008; 9,732.19 on 7/21/2008, 6/21/2009, 6/21/2010, 6/21/2011, and 6/21/2012; 2,084.06 on 7/27/2008; 12,798.90 on 8/27/2008; 1,931.96 on 10/26/2008; 10,007.12 on 11/26/2008; 16,548.39 on 5/10/2009; 14,882.95 on 7/27/2009, 7/27/2010, 7/27/2011, and 7/27/2012; 11,939.08 on 10/26/2009, 10/26/2010, 10/26/2011, and 10/26/2012; 6,187.79 on 5/10/2010, 5/10/2011, and 5/10/2012.

Mr. Wagner—1,699.91 on 2/28/2008, 1/31/2009, 1/31/2010, 1/31/2011, 1/31/2012, and 1/31/2013; 14,853.77 on 1/19/2008, 1/19/2009, and 1/19/2010; 41,807.16 on 5/10/2008; 9,732.19 on 7/21/2008, 6/21/2009, 6/21/2010, 6/21/2011, and 6/21/2012; 2,084.06 on 7/27/2008; 12,798.90 on 8/27/2008; 1,931.96 on 10/26/2008; 10,007.12 on 11/26/2008; 16,548.39 on 5/10/2009; 14,882.95 on 7/27/2009, 7/27/2010, 7/27/2011, and 7/27/2012; 11,939.08 on 10/26/2009, 10/26/2010, 10/26/2011, and 10/26/2012; 6,187.79 on 5/10/2010, 5/10/2011, and 5/10/2012.

Mr. Winn—530.07 on 1/15/2008, 12/15/2008, 12/15/2009, 12/15/2010, 12/15/2011, and 12/15/2012; 1,410.90 on 2/28/2008, 1/31/2009, 1/31/2010, 1/31/2011, 1/31/2012, and 1/31/2013; 9,880.49 on 1/19/2008, 1/19/2009, and 1/19/2010; 35,580 on 5/10/2008; 1,407.70 on 6/16/2008, 6/16/2009, 6/16/2010, 6/16/2011, and 6/16/2012; 6,504.11 on 7/21/2008, 6/21/2009, 6/21/2010, 6/21/2011, and 6/21/2012; 1,729.73 on 7/27/2008; 8,553.62 on 8/27/2008; 1,603.49 on 10/26/2008; 7,014.10 on 11/26/2008; 17,920.83 on 5/10/2009; 8,617.60 on 10/26/2009, 10/26/2010, 10/26/2011, and 10/26/2012; 9,274.41 on 5/10/2010; 10,283.35 on 7/27/2009, 7/27/2010, 7/27/2011, and 7/27/2012; 5,478.16 on 5/10/2011, and 5/10/2012.

Mr. O’Brien—1,341.43 on 1/15/2008, 12/15/2008, 12/15/2009, 12/15/2010, 12/15/2011, and 12/15/2012; 1,410.90 on 2/28/2008, 1/31/2009, 1/31/2010, 1/31/2011, 1/31/2012, and 1/31/2013; 11,054.56 on 1/19/2008, 1/19/2009, and 1/19/2010; 27,774.61 on 5/10/2008; 6,504.11 on 7/21/2008, 6/21/2009, 6/21/2010, 6/21/2011, and 6/21/2012; 1,729.73 on 7/27/2008; 9,009.50 on 8/27/2008; 1,603.49 on 10/26/2008; 7,596.37 on 11/26/2008; 7,721.35 on 5/10/2010, 5/10/2011, and 5/10/2012; 11,213.64 on 5/10/2009; 10,739.23 on 7/27/2009, 7/27/2010, 7/27/2011, and 7/27/2012; 9,199.86 on 10/26/2009, 10/26/2010, 10/26/2011, and 10/26/2012

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OPTION EXERCISES AND STOCK VESTED

The following table provides information relating to exercises of stock options during the last fiscal year on an aggregated basis. The amounts under the “Value Realized on Exercise” column were calculated by multiplying the number of shares times the difference between the market price of the underlying common stock at exercise and the exercise price of the option award.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Malon Wilkus	—	—	75,373	3,466,514
John R. Erickson	49,247	595,518	60,677	2,784,499
Ira J. Wagner	161,263	2,098,352	58,834	2,700,148
Darin R. Winn	—	—	50,201	2,298,504
Gordon J. O’Brien	10,000	145,020	42,162	1,932,186

SEVERANCE AND CHANGE OF CONTROL PAYMENTS

Employment Agreements

Each of the employment agreements we have entered into with our executive officers contain provisions for payments upon certain events as follows:

Disability.

•	continuation of the officer’s base salary for one year (two years in the case of Mr. Wilkus) reduced by the amount of any long-term disability payments received by him during this period;

•	target bonus for the year in which the officer’s employment is terminated following a disability based on the highest target bonus that could have been earned in that year by him;

•

an additional bonus payment during the one-year salary continuation period (two years in the case of Mr. Wilkus) equal to the highest target bonus that could have been earned by him during the year in which the disability termination occurred; and

•	insurance and other employee benefits during the base salary continuation period following a disability.

Termination by us other than for Misconduct.

•	continuation of base salary, target bonus and insurance benefits for a specified period; and

•	payment of a prorated target bonus for the year of termination computed at the highest target bonus that could have been earned in the year of termination.

In the case of Mr. Wilkus, the continuation period is two years, in the case of Messrs. Erickson and Wagner, the period is 18 months, and in the case of Messrs. O’Brien and Winn, the period is 12 months. During the continuation period, the base salary will be continued at the highest rate in effect in the 24 months preceding termination. The target bonus paid during the continuation period would be the higher of the highest target bonus that could have been earned in the year of termination and the highest target bonus that was actually paid to him in the three years preceding termination.

Change of Control.

A “Change of Control” is defined in each of the employment agreements as the occurrence of any of the following events: (i) any person or group of persons (as defined in Section 13(d) and 14(d) of the Exchange Act) together with its affiliates, excluding employee benefit plans of the company, becomes, directly or indirectly, the

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“beneficial owner” (as defined in Rule 13d-3 under the Exchange Act) of securities of the company representing 25% or more of the combined voting power of the company’s then outstanding securities; (ii) the stockholders of the company approve a merger or consolidation of the company with any other corporation or entity regardless of which entity is the survivor, other than a merger or consolidation that would result in the voting securities of the company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or being converted into voting securities of the surviving entity) at least 51% of the combined voting power of the voting securities of the company or such surviving entity outstanding immediately after such merger or consolidation; or (iii) the stockholders of the company approve a place of complete liquidation or winding-up of the company or an agreement for the sale or disposition by the company of all or substantially all of the company’s assets.

In the event of a termination of a named executive officer (other than Mr. Wilkus) by us other than for misconduct in the three months preceding or 18 months following a Change of Control of us,

•

the salary and bonus continuation periods noted above would generally be lengthened. In the case of Messrs. Erickson and Wagner, the period would be two years and in the case of Messrs. O’Brien and Winn the period would be 18 months; and

•

if following a Change of Control “good reason” exists, a named executive officer (other than Mr. Wilkus) may terminate his employment and receive the same severance benefits as if he had been terminated other than for misconduct by us. “Good Reason” is defined in the employment agreements as any of the following: (1) without the executive’s express written consent, a material adverse alteration in the nature or status of the executive’s position, location of employment, functions, duties or responsibilities with the company; (2) a material breach by us of any material provision of the employment agreement; (3) any purported termination by the company of the executive’s employment not in accordance with the provisions of the employment agreement; (4) the amendment, modification or repeal of any provision of our charter documents if such amendment, modification or repeal would materially adversely affect the executive’s rights to indemnification by us; or (5) the occurrence of a Change of Control, provided that the executive declares such as Good Reason within the 3 months preceding or the 18 months following the Change of Control.

Mr. Wilkus has the right to declare that Good Reason exists regardless of whether a Change of Control has occurred, terminate his employment and receive the salary, target bonus and benefits described above for a termination by us other than for misconduct. In the event of a Change of Control, Mr. Wilkus may terminate his employment (regardless of whether good reason exists) and receive the salary, target bonus and benefits described above for three years.

Death.

If any NEO dies during the term of his employment agreement, his estate will be entitled to receive:

•	his target bonus for the year in which the death occurs, prorated through the date of death based on the highest target bonus that could have been earned in that year; and

•	a continuation of health benefits for a period equal to two months multiplied by the number of full years (up to nine) during which he was employed by us.

In addition, each of the employments agreements contains a non-competition provision that prevents the executive officer, without the prior written consent of our Board of Directors, from being involved as an officer, employee, partner, stockholder, consultant or otherwise with (A) any person that competes with us or provides or proposes to provide services or investments to a current client of us or (B) any of our potential customers with whom we have discussed a relationship in the 12 months prior to such executive officer’s termination date. The non-competition period (the “Restricted Period”) lasts for two years from the termination date if the company terminates the executive officer’s employment for other than “misconduct” or disability or if the executive officer terminates employment for “good reason” or one year if the executive officer’s employment is otherwise

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terminated. Each of the employment agreements also contains a provision preventing the executive officer from soliciting any of our employees or interfering in a similar manner with our business during the Restricted Period.

Stock Option and Stock Plans

Under the terms of the Employee Option Plans, a participant’s options vest in full upon a change of control of us. Under the Incentive Bonus Plan, notwithstanding a participant’s election to defer payments of a vested bonus award, the vested portion of a participant’s bonus account(s) will generally be paid upon the occurrence of a change of control.

The following table summarizes the estimated payments to be made under the employment agreement for each NEO (discussed above) at, following, or in connection with any termination of employment, including by resignation, retirement, disability, or a change in control. Under each employment agreement, the NEO is not entitled to any amount if such NEO’s termination was for misconduct by the NEO. In accordance with SEC regulations, the following table does not include any amount to be provided to a named executive officer under any arrangement that does not discriminate in scope, terms or operation in favor of the named executive officer and that are available generally to all salaried employees. Also, the following table does not duplicate information already provided in the outstanding equity awards at fiscal year-end table, except to the extent that the amount payable to the named executive officer would be enhanced by the termination event. The amounts in the following table are hypothetical and based on SEC regulations. Actual payments will depend on the circumstances and timing of any termination.

In accordance with SEC regulations, for purposes of the quantitative disclosure in the following table, we have assumed that the termination took place on the last business day of our most recently completed fiscal year, and that the price per share of our common stock is the closing market price as of that date, or $32.96.

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The information below constitutes forward-looking statements for purposes of the Private Litigation Securities Reform Act of 1995.

Executive Benefits and Payments upon Termination	Termination by Company Without Cause	Termination by Company or Voluntary Termination for Good Reason, each in connection with a Change in Control(4)	Voluntary Termination	Disability	Death
Malon Wilkus
Severance Payment	$2,990,000	$4,485,000	—	—	—
Base Salary	—	—	—	$2,990,000	—
Unused Accrued Vacation Time(1)	$0 – $115,000	$0 – $115,000	$0 – $115,000	$0 – $115,000	$0 – $115,000
Target Bonus(2)	$14,250,000	$19,000,000	—	$9,500,000	$4,750,000
Insurance Benefits(3)	$37,205	$55,808	—	$37,205	$27,904

TOTAL:	$17,392,205	$23,655,808	$115,000	$12,642,205	$4,892,904

John R. Erickson
Severance Payment	$1,627,500	$2,170,000	—	—	—
Base Salary	—	—		$1,085,000	—
Unused Accrued Vacation Time	$0 – $83,462	$0 – $83,462	$0 – $83,462	$0 – $83,462	$0 – $83,462
Target Bonus	$6,500,000	$7,800,000	—	$2,600,000	$2,600,000
Insurance Benefits	$27,904	$37,205	—	$18,603	$27,904

TOTAL:	$8,238,865	$10,090,667	$83,462	$3,787,064	$2,711,365

Ira J. Wagner
Severance Payment	$1,627,500	$2,170,000	—	—	—
Base Salary	—	—		$1,085,000	—
Unused Accrued Vacation Time	$0 – $83,462	$0 – $83,462	$0 – $83,462	$0 – $83,462	$0 – $83,462
Target Bonus	$6,500,000	$7,800,000	—	$2,600,000	$2,600,000
Insurance Benefits	$27,904	$37,205	—	$18,603	$27,904

TOTAL:	$8,238,865	$10,090,667	$83,462	$3,787,064	$2,711,365

Darin R. Winn
Severance Payment	$905,000	$1,357,500	—	—	—
Base Salary	—	—	—	$905,000	—
Unused Accrued Vacation Time	$0 – $69,615	$0 – $69,615	$0 – $69,615	$0 – $69,615	$0 – $69,615
Target Bonus	$1,750,000	$2,625,000	—	$1,750,000	$1,750,000
Insurance Benefits	$18,603	$27,904	—	$18,603	$27,904

TOTAL:	$2,743,218	$4,080,019	$69,615	$2,743,218	$1,847,519

Gordon J. O’Brien
Severance Payment	$905,000	$1,357,500	—	—	—
Base Salary	—	—	—	$905,000	—
Unused Accrued Vacation Time	$0-$69,615	$0-$69,615	$0-$69,615	$0-$69,615	$0-$69,615
Target Bonus	$1,750,000	$2,625,000	—	$1,750,000	$1,750,500
Insurance Benefits	$18,603	$27,904	—	$18,603	$27,904

TOTAL:	$2,743,218	$4,080,019	$69,615	$2,743,218	$1,847,519

(1)	Unused Accrued Vacation Time for each NEO is a range of minimum and maximum amounts payable, depending on the amount of vacation time used at the time of termination.
(2)	Amounts in the rows titled “Target Bonus” have been calculated assuming no other payments have been made to the NEO as of December 31, 2007, for the current year.
(3)	Insurance Benefits are based on the December 2007 monthly payment for Health, Dental, Vision, Life and Disability coverage for each NEO.
(4)	As discussed above in “Compensation Discussion and Analysis,” Mr. Wilkus has the right under his employment agreement to declare that good reason exists regardless of whether a change of control has occurred in certain circumstances.

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CONTROL PERSONS AND PRINCIPAL HOLDERS OF OUR COMMON STOCK

The following table sets forth, as of March 31, 2008 (unless otherwise indicated), the beneficial ownership of each current director, each nominee for director, each of our named executive officers, our executive officers and directors as a group and each stockholder known to management to own beneficially more than 5% of the outstanding shares of our common stock. Unless otherwise indicated, we believe that the beneficial owner set forth in the table has sole voting and investment power.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned(1)		Percent of Class	Dollar Range of Equity Securities Beneficially Owned(2)(3)
Beneficial Owners of more than 5%:
None	—		—		N/A
Directors and Named Executive Officers:
Malon Wilkus	2,538,146	(4)(5)(8)	1.2%	over $	100,000
John R. Erickson	392,886	(4)	*		N/A
Ira J. Wagner	135,751	(4)	*		N/A
Gordon J. O’Brien	321,114	(4)	*		N/A
Darin R. Winn	440,484	(4)	*		N/A
Mary C. Baskin	87,634	(6)(7)	*	over $	100,000
Neil M. Hahl	87,081	(6)	*	over $	100,000
Philip R. Harper	680,764	(6)	*	over $	100,000
John A. Koskinen	47,050		*	over $	100,000
Stan Lundine	80,831	(6)	*	over $	100,000
Kenneth D. Peterson, Jr.	221,581	(6)	*	over $	100,000
Alvin N. Puryear	94,152	(6)	*	over $	100,000
Directors and Executive Officers as a group (15 persons)	5,845,881		2.8%		N/A

*	Less than one percent.
(1)	Pursuant to the rules of the SEC, shares of our common stock subject to options held by our directors and named executive officers that are exercisable within 60 days of March 31, 2008, are deemed outstanding for the purposes of computing such director’s or executive officer’s beneficial ownership.
(2)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.
(3)	The dollar range of our equity securities beneficially owned is calculated by multiplying the closing price of our common stock as reported on The Nasdaq Global Select Market as of March 31, 2008, times the number of shares or options beneficially owned and, as appropriate, deducting the strike price of options included in such amount.
(4)	Includes shares allocated to the account of each executive officer as a participant in our ESOP over which each has voting power under the terms of the ESOP and vested shares allocated to the account of each executive officer as a participant in our Incentive Bonus Plan (“IBP”), each as of March 31, 2008, and the following shares issuable upon the exercise of options that are exercisable within 60 days of March 31, 2008: Mr. Wilkus has 59,669 shares in the ESOP, 103,523 shares in the IBP and 1,204,818 shares issuable upon the exercise of options; Mr. Erickson has 4,202 shares in the ESOP, 79,973 shares in the IBP and 233,711 shares issuable upon the exercise of options; Mr. Wagner has 4,354 shares in the ESOP, 32,544 shares in the IBP and 98,853 shares issuable upon the exercise of options; Mr. O’Brien has 3,389 shares in the ESOP, 57,957 shares in the IBP and 237,295 shares issuable upon the exercise of options; and Mr. Winn has 3,556 shares in the ESOP, 64,225 shares in the IBP and 368,093 shares issuable upon the exercise of options.
(5)	Includes the equivalent number of shares held as units in our 401(k) profit sharing plan of which the named executive officer is the beneficial owner. Mr. Wilkus has the equivalent of 3,144 shares. The 401(k) plan is part of the ESOP, and such units are in addition to shares held in the ESOP stock account of the named individual.
(6)	Includes shares issuable upon the exercise of stock options that are exercisable within 60 days of March 31, 2008. Ms. Baskin, Messrs. Hahl, Harper, Koskinen, Lundine and Peterson, and Dr. Puryear have 83,331, 68,331, 68,331, 36,665, 68,331, 43,331 and 68,331 such shares, respectively.
(7)	Includes 3,963 shares that are owned by Ms. Baskin’s husband.
(8)	Includes 62,040 shares that are owned by Mr. Wilkus’ wife.

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C ERTAIN TRANSACTIONS WITH RELATED PERSONS

We have procedures in place for the review, approval and monitoring of transactions involving us and certain persons related to us. As a BDC, the 1940 Act restricts us from participating in transactions with any persons affiliated with us, including our officers, directors, and employees and any person controlling or under common control with us (“Affiliates”).

In the ordinary course of business, we enter into transactions with portfolio companies that may be considered related party transactions. We have implemented certain procedures, both written and unwritten, to ensure that we do not engage in any prohibited transactions with any persons affiliated with us. If such affiliations are found to exist, we seek Board and/or committee review and approval or exemptive relief for such transactions, as appropriate.

In addition, the Code of Ethics, which is reviewed and approved by the Board of Directors and provided to all employees, directors and independent contractors, requires that all employees, directors and independent contractors avoid any situations or relationships that involve actual or potential conflicts of interest, or perceived conflicts of interest, between an individual’s personal interests and the interests of the company or our portfolio companies. Pursuant to the Code of Ethics, each employee, director, and independent contractor must disclose any conflicts of interest, or actions or relationships that might give rise to a conflict, to their supervisor or the Chief Compliance Officer. If a conflict is determined to exist, the employee, director or independent contractor must disengage from the conflict situation or terminate his or her employment with us. Our CEO, CFO, principal accounting officer (currently the Vice President, Financial and Accounting Reporting), Controller and certain other persons who may be designated by the Board of Directors or its Audit Committee (collectively, the Financial Executives) must consult with our Chief Compliance Officer with respect to any proposed actions or arrangements that are not clearly consistent with the Code of Ethics. In the event that a Financial Executive wishes to engage in a proposed action or arrangement that is not consistent with the Code of Ethics, the Financial Executive must obtain a waiver of the relevant Code of Ethics provisions in advance from our Audit Committee.

Loan Transactions. We previously entered into a series of loan transactions with certain of our executive officers pertaining to the exercise of options under certain of our Existing Option Plans. None of the loan transactions were entered into in 2007. Only the loans to Mr. Wilkus are still outstanding. Mr. Wilkus entered into Option Exercise Agreements with the Company as of June 7, 1999, March 2, 2001, March 7, 2001, and December 12, 2001, providing for such loans and pertaining to the exercise of options to purchase 117,428, 50,000, 50,000 and 108,200 shares of our common stock, respectively. In each case, we loaned Mr. Wilkus the full option exercise price, which ranged from $15.00 to $22.875 per share of our common stock, plus additional sums for the payment of taxes associated with the exercise of the options. The total amounts loaned to Mr. Wilkus were $6,891,467. Each loan provides for the quarterly payment of interest with the full principal amount due at maturity, which is nine years from the date of each loan. The interest rate charged on the June 1999 loan is 5.27% per annum, the interest rate charged on each of the March 2001 loans is 4.98% per annum and the interest rate charged on the December 2001 loan is 3.91% per annum. Each loan is collateralized by a pledge of the shares of our common stock purchased with the loan. We have full recourse to Mr. Wilkus for all amounts due under his loan. As required by the 1940 Act, each loan must be fully collateralized and will be due 60 days following termination of Mr. Wilkus’ employment with us.

Since the July 30, 2002 enactment of Sarbanes-Oxley Act of 2002, neither American Capital nor any of its subsidiaries has made any loans to any of our executive officers or directors. The only other loans made prior to that date were loans similar to those noted above related to the exercise of options. Under the terms of the Sarbanes-Oxley Act of 2002, the loans to Mr. Wilkus may remain in effect in accordance with their then existing terms and conditions.

USIS. In the ordinary course of business, we purchase background investigatory services from US Investigations Services, Inc. (“USIS”). In 2007, we paid USIS $260,697 for such services. Mr. Harper is the Retired Chairman of the Board of Directors of USIS.

SAI-23

INVESTMENT ADVISORY SERVICES

We are internally managed and therefore have not entered into any advisory agreement with, nor pay advisory fees to, an outside investment adviser.

SAFEKEEPING, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR, AND TRUSTEE

Our securities are held under custodian agreements by PNC Bank, National Association and Wells Fargo Bank, National Association. The address of the custodians are 249 Fifth Avenue, Pittsburgh, PA 15222 and Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, respectively. Our assets are held under bank custodianship in compliance with the 1940 Act. Computershare Trust Company, N.A. acts as our transfer and dividend paying agent and registrar. The principal business address of Computershare Trust Company, N.A. is P.O. Box 43010, Providence, RI 02940-3010. Wells Fargo Bank, National Association is the trustee under the indenture governing our debt securities. Its principal address is 919 Market St., Suite 1600, Wilmington, DE 19801.

CONSOLIDATED FINANCIAL STATEMENTS

We have included our audited consolidated financial statements as of December 31, 2007 and 2006, and for each of the three years in the period ended December 31, 2007, the consolidated financial highlights for each of the five years ended December 31, 2007, and the schedule 12-14 for the year ended December 31, 2007 in this prospectus.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we generally acquire and dispose of our investments in privately negotiated transactions, we infrequently use brokers in the normal course of business.

TAX STATUS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and does not purport to be a complete description of the income tax considerations. The discussion is based upon the Code, Treasury Regulations thereunder, and administrative and judicial interpretations thereof, each as of the date hereof, all of which are subject to change. Prospective investors should consult their own tax advisors with respect to tax considerations which pertain to their purchase of Securities. This summary does not discuss any aspects of foreign, state or local tax laws.

We have operated since October 1, 1997, so as to qualify to be taxed as a RIC within the meaning of Section 851 of the Code. If we qualify as a RIC and annually distribute to our stockholders in a timely manner at least 90% of our “investment company taxable income,” as defined in the Code, we will not be subject to federal income tax on the portion of our taxable income and capital gains distributed to stockholders. “Investment company taxable income” generally means taxable income, including net short-term capital gains but excluding net long-term capital gains. In addition, we will be liable for a nondeductible federal excise tax of 4% on our undistributed income unless for each calendar year we distribute (including through “deemed distributions”) an amount equal to or greater than the sum of (i) 98% of our “ordinary income” (generally, taxable income excluding net short-term and long-term capital gains), (ii) 98% of its “capital gain net income” (including both net short-term and long-term capital gains) realized for the 12-month period ending October 31 of such calendar year, and (iii) any shortfall in distributing all ordinary income and capital gain net income for the prior calendar year. We may elect to not distribute all of our investment company taxable income and pay the excise tax on the undistributed amount.

SAI-24

We received a ruling from the IRS clarifying the tax consequences of our conversion to a RIC, especially with regard to the treatment of any unrealized gain inherent in our assets (approximately $6.3 million) upon our conversion to RIC status (“built-in gain”). Under the terms of the ruling and applicable law, if our company realizes or is treated as realizing any of the built-in gain before October 1, 2007, we generally will be liable for corporate level federal income tax on the gain, which could not be eliminated by dividend payments.

In order to qualify as a RIC for federal income tax purposes, we must, among other things: (a) continue to qualify as a BDC under the 1940 Act, (b) derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to securities, loans, gains from the sale of stock or securities, or other income derived with respect to our business of investing in such stock or securities; and (c) diversify our holdings so that at the end of each quarter of the taxable year (i) at least 50% of the value of our assets consists of cash, cash items, securities of other RICs, U.S. government securities, and other securities if such other securities of any one issuer do not represent more than 5% of our assets or 10% of the outstanding voting securities of the issuer, and (ii) no more than 25% of the value of our assets are invested in the securities of one issuer (other than U.S. government securities or securities of other RICs) or of two or more issuers that are controlled (as determined under applicable Code rules) by us and are engaged in the same or similar or related trades or businesses.

If we acquire or are deemed to have acquired debt obligations that were issued originally at a discount or that otherwise are treated under applicable tax rules as having original issue discount, we will be required to include in income each year a portion of the original issue discount that accrues over the life of the obligation regardless of whether we receive cash representing such income in the same taxable year and to make distributions accordingly.

Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements and diversification requirements. However, under the 1940 Act, we are not permitted to make distributions to stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by other requirements relating to our status as a RIC, including the diversification requirements. If we dispose of assets in order to meet distribution requirements, we may make such dispositions at times which, from an investment standpoint, are not advantageous.

If we fail to satisfy the 90% distribution requirement or otherwise fail to qualify as a RIC in any taxable year, we will be subject to tax in such year on all of our taxable income, regardless of whether we make any distributions to our stockholders. In addition, in that case, all of our distributions to our stockholders will be characterized as ordinary income (to the extent of our current and accumulated earnings and profits).

Our wholly-owned consolidated subsidiary, American Capital Financial Services, Inc., is a corporation subject to corporate level federal, state or other local income tax. We also own all of the equity interests issued by ACS Funding Trust I, a statutory trust, ACAS Business Loan LLC, 2004-1, a limited liability company, ACAS Business Loan LLC, 2005-1, a limited liability company, ACAS Business Loan LLC, 2006-1, a limited liability company ACAS Business Loan LLC, 2007-1, a limited liability company, ACAS Master Business Loan LLC, a limited liability company, ACAS Business Loan Trust 2007-2, a statutory trust, and ACAS CRE CDO 2007-1 Depositor, LLC. These subsidiaries are disregarded as separate entities for federal income tax purposes.

In some taxable years, we may have certain tax positions that are treated differently for Alternative Minimum Tax (AMT) purposes than for regular tax purposes. Tax regulations that prescribe how a RIC and its shareholders should handle the treatment of these AMT items have not been issued by the Treasury Department. Therefore, we may rely on former regulations which required shareholders to include their proportionate share of the Company’s AMT items in their AMT taxable income, unless we determine a more reasonable method may be applicable.

SAI-25

AMERICAN CAPITAL STRATEGIES, LTD.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of American Capital Strategies, Ltd.

We have audited the accompanying consolidated balance sheets of American Capital Strategies, Ltd., including the consolidated schedules of investments, as of December 31, 2007 and 2006, and the related consolidated statements of operations, changes in net assets, and cash flows for each of the three years in the period ended December 31, 2007, and the consolidated financial highlights for each of the five years in the period ended December 31, 2007. These financial statements and the financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included verification by examination or confirmation of securities held by the custodians as of December 31, 2007 or by other appropriate auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the consolidated financial position of American Capital Strategies, Ltd. at December 31, 2007 and 2006, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2007, and its consolidated financial highlights for each of the five years in the period ended December 31, 2007, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 2 to the consolidated financial statements, effective January 1, 2006, the Company adopted Statement of Financial Accounting Standards No. 123 (revised 2004), Share-Based Payment.

We also have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), American Capital Strategies, Ltd.’s internal control over financial reporting as of December 31, 2007, based on criteria established in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission and our report dated February 28, 2008 expressed an unqualified opinion thereon.

/s/ Ernst & Young LLP

McLean, Virginia

February 28, 2008

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED BALANCE SHEETS

(in millions, except per share amounts)

	December 31,
	2007	2006
Assets
Investments at fair value (cost of $10,667 and $7,781, respectively)
Non-Control/Non-Affiliate investments (cost of $6,467 and $4,827, respectively)	$6,351	$4,869
Affiliate investments (cost of $394 and $536, respectively)	396	576
Control investments (cost of $3,806 and $2,416, respectively)	4,177	2,611
Derivative agreements (cost of $0 and $2, respectively)	4	20

Total investments at fair value	10,928	8,076
Cash and cash equivalents	143	77
Restricted cash and cash equivalents	401	233
Interest receivable	56	44
Other	204	179

Total assets	$11,732	$8,609

Liabilities and Shareholders’ Equity
Debt ($267 and $353 maturing within one year, respectively)	$4,824	$3,926
Derivative agreements	77	13
Accrued dividends payable	195	130
Other	195	198

Total liabilities	5,291	4,267

Commitments and contingencies
Shareholders’ equity:
Undesignated preferred stock, $0.01 par value, 5.0 shares authorized, 0 issued and outstanding	—	—
Common stock, $0.01 par value, 1,000.0 and 200.0 shares authorized, 201.4 and 151.6 issued and 195.9 and 147.6 outstanding, respectively	2	1
Capital in excess of par value	6,020	3,980
Notes receivable from sale of common stock	(7)	(7)
Undistributed net realized earnings	254	88
Net unrealized appreciation of investments	172	280

Total shareholders’ equity (net assets)	6,441	4,342

Total liabilities and shareholders’ equity	$11,732	$8,609

Net asset value per common share	$32.88	$29.42

See accompanying notes.

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED STATEMENTS OF OPERATIONS

(in millions, except per share data)

	Year Ended December 31,
	2007	2006	2005
OPERATING INCOME:
Interest and dividend income
Non-Control/Non-Affiliate investments	$599	$385	$185
Affiliate investments	63	51	58
Control investments	337	233	183

Total interest and dividend income	999	669	426

Asset management and other fee income
Non-Control/Non-Affiliate investments	116	104	38
Affiliate investments	3	5	11
Control investments	122	82	80

Total asset management and other fee income	241	191	129

Total operating income	1,240	860	555

OPERATING EXPENSES:
Interest	287	190	101
Salaries, benefits and stock-based compensation	254	161	86
General and administrative	99	73	41

Total operating expenses	640	424	228

OPERATING INCOME BEFORE INCOME TAXES	600	436	327
Provision for income taxes	(6)	(11)	(13)

NET OPERATING INCOME	594	425	314

Net realized gain (loss) on investments
Non-Control/Non-Affiliate investments	74	17	36
Affiliate investments	23	41	7
Control investments	101	117	2
Taxes on net realized gain	(6)	(17)	—
Derivative agreements	22	15	(9)

Total net realized gain on investments	214	173	36

Net unrealized appreciation (depreciation) of investments
Portfolio company investments	(126)	276	(17)
Foreign currency translation	98	32	—
Derivative agreements	(80)	(11)	32

Total net (depreciation) unrealized appreciation of investments	(108)	297	15

Total net gain on investments	106	470	51

INCREASE IN NET ASSETS RESULTING FROM OPERATIONS BEFORE CUMULATIVE EFFECT OF ACCOUNTING CHANGE	700	895	365
Cumulative effect of accounting change, net of tax	—	1	—

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS (NET EARNINGS)	$700	$896	$365

NET OPERATING INCOME PER COMMON SHARE:
Basic	$3.42	$3.15	$3.16
Diluted	$3.36	$3.11	$3.10
NET EARNINGS PER COMMON SHARE:
Basic	$4.03	$6.63	$3.68
Diluted	$3.96	$6.55	$3.60
WEIGHTED AVERAGE SHARES OF COMMON STOCK OUTSTANDING:
Basic	173.9	135.1	99.3
Diluted	176.9	136.8	101.4
DIVIDENDS DECLARED PER COMMON SHARE	$3.72	$3.33	$3.08

See accompanying notes.

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

(in millions, except per share data)

	Year Ended December 31,
	2007	2006	2005
Operations:
Net operating income	$594	$425	$314
Net realized gain on investments	214	173	36
Net unrealized (depreciation) appreciation of investments	(108)	297	15
Cumulative effect of accounting change, net of tax	—	1	—

Net increase in net assets resulting from operations	700	896	365

Shareholder distributions:
Common stock dividends from net operating income	(594)	(425)	(310)
Common stock dividends in excess of net operating income	(61)	(29)	—

Net decrease in net assets resulting from shareholder distributions	(655)	(454)	(310)

Capital share transactions:
Issuance of common stock	2,001	1,020	877
Issuance of common stock under stock option plans	30	44	45
Issuance of common stock under dividend reinvestment plan	48	29	38
Purchase of common stock held in deferred compensation trusts	(111)	(124)	(8)
Deconsolidation of stock held in ECFS deferred compensation trusts	22	—	—
Stock-based compensation	62	35	15
Other	2	(2)	4

Net increase in net assets resulting from capital share transactions	2,054	1,002	971

Total increase in net assets	2,099	1,444	1,026
Net assets at beginning of period	4,342	2,898	1,872

Net assets at end of period	$6,441	$4,342	$2,898

Net asset value per common share	$32.88	$29.42	$24.37

Common shares outstanding at end of period	195.9	147.6	118.9

See accompanying notes.

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in millions)

	Year Ended December 31,
	2007	2006	2005
Operating activities:
Net increase in net assets resulting from operations	$700	$896	$365
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Net unrealized depreciation (appreciation) of investments	108	(297)	(15)
Net realized gain on investments	(214)	(173)	(36)
Increase in accrued payment-in-kind interest and dividends	(207)	(145)	(79)
Collection of loan origination fees	37	46	30
Stock-based compensation and other deferred compensation expense	71	35	14
Increase in interest receivable	(23)	(16)	(11)
Decrease (increase) in other assets	23	(55)	(3)
(Decrease) increase in other liabilities	(4)	115	37
Other, net	2	—	—

Net cash provided by operating activities	493	406	302

Investing activities:
Purchases of investments	(6,915)	(5,773)	(3,181)
Fundings on portfolio company revolving credit facility investments, net	(112)	(52)	(72)
Principal repayments	1,485	1,812	886
Proceeds from loan syndications and loan sales	1,601	456	340
Collection of payment-in-kind notes and dividends and accreted loan discounts	74	77	34
Proceeds from sale of CMBS investments	402	—	—
Proceeds from sale of equity investments	975	1,102	195
Interest rate derivative settlements, net	18	14	(9)
Capital expenditures for property and equipment	(35)	(25)	(8)

Net cash used in investing activities	(2,507)	(2,389)	(1,815)

Financing activities:
Proceeds from issuance of notes payable from asset securitizations	830	504	762
Repayment of notes payable from asset securitizations	(90)	(61)	(271)
(Payments) draws on revolving credit facilities, net	(100)	806	133
Proceeds from unsecured debt issuance	547	22	201
(Repayments) proceeds from TRS facility, net	(296)	186	81
Increase in deferred financing costs	(14)	(9)	(14)
(Increase) decrease in debt service escrows	(168)	(111)	20
Issuance of common stock	2,031	1,064	922
Purchase of common stock held in deferred compensation trusts	(111)	(124)	(8)
Dividends paid	(542)	(298)	(274)
Payment of federal income tax for deemed capital gain dividend	—	(15)	—
Other	—	(1)	—

Net cash provided by financing activities	2,087	1,963	1,552

Net increase (decrease) in cash and cash equivalents	73	(20)	39
Cash and cash equivalents at beginning of period	77	97	58
Cash eliminated with deconsolidation of European Capital Financial Services (Guernsey) Limited	(7)	—	—

Cash and cash equivalents at end of period	$143	$77	$97

Supplemental Disclosures:
Cash paid for interest	$260	$175	$74
Cash paid for taxes	$4	$21	$11
Non-cash investing activities:
Stock proceeds received from sale of equity investments	$32	$—	$—
Non-cash financing activities:
Issuance of common stock in conjunction with dividend reinvestment plan	$48	$29	$38

See accompanying notes.

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED FINANCIAL HIGHLIGHTS

(in millions, except per share data)

	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Data:
Net asset value at beginning of period	$29.42	$24.37	$21.11	$17.83	$15.82

Net operating income(1)	3.42	3.15	3.16	2.88	2.58
Net realized gain (loss) on investments(1)	1.23	1.28	0.37	(0.49)	0.40
Net unrealized (depreciation) appreciation on investments(1)	(0.62)	2.20	0.15	1.30	(0.82)

Net increase in net assets resulting from operations(1)	4.03	6.63	3.68	3.69	2.16
Issuance of common stock	2.91	1.96	2.67	2.42	2.56
Shareholder distributions	(3.72)	(3.33)	(3.08)	(2.91)	(2.79)
Other, net(2)	0.24	(0.21)	(0.01)	0.08	0.08

Net asset value at end of period	$32.88	$29.42	$24.37	$21.11	$17.83

Ratio/Supplemental Data:
Per share market value at end of period	32.96	46.26	$36.21	$33.35	$29.73
Total (loss) gain(3)	(21.42)%	40.00%	18.98%	22.94%	53.50%
Shares outstanding at end of period	195.9	147.6	118.9	88.7	65.9
Net assets at end of period	$6,441	$4,342	$2,898	$1,872	$1,176
Average net assets(4)	$5,719	$3,643	$2,297	$1,498	$916
Average debt outstanding(5)	$4,572	$3,021	$1,892	$1,000	$582
Average debt per common share(1)	$26.30	$22.36	$19.05	$13.09	$10.66
Ratio of operating expenses, net of interest expense, to average net assets	6.17%	6.42%	5.55%	5.14%	5.14%
Ratio of interest expense to average net assets	5.02%	5.22%	4.38%	2.46%	2.02%

Ratio of operating expenses to average net assets	11.19%	11.64%	9.93%	7.60%	7.16%
Ratio of net operating income to average net assets	10.39%	11.67%	13.67%	14.69%	15.36%

(1)	Weighted average basic per common share data.
(2)	Represents the impact of (i) the other components in the changes in net assets, including other capital transactions such as the purchase and distribution of common stock held in deferred compensation trusts, stock-based compensation, income tax deductions related to the stock-based compensation in excess of GAAP expense that is credited to additional paid-in capital and repayments of notes receivable from the sale of common stock and (ii) the different share amounts used in calculating per share data as a result of calculating certain per share data based upon the weighted average basic shares outstanding during the period and certain per share data based on the shares outstanding as of a period end or transaction date.
(3)	Total (loss) gain is based on the change in the market value of our common stock taking into account dividends reinvested in accordance with the terms of our dividend reinvestment plan, which includes a 2% discount on shares purchased through the reinvested dividends for the second, third and fourth quarters of 2007 and a 5% discount on shares purchased through the reinvested dividends for 2005, 2006 and the first quarter of 2007.
(4)	Based on the average of ending net assets as of the end of each reporting period.
(5)	Based on a daily weighted average balance of debt outstanding for the period.

See accompanying notes.

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2007

(in millions, except share data)

Company(4)	Industry	Investments(5)	Principal/ Notional	Cost	Fair Value
NON-CONTROL/NON-AFFILIATE INVESTMENTS

Aerus, LLC	Household Durables	Common Membership Warrants (250,000 units)(1)	$—	$0.2	$—
Affordable Care Holding Corp.	Health Care Providers & Services	Subordinated Debt (15.0%, Due 11/13 – 11/14)(7)	52.8	52.1	52.1
		Convertible Preferred Stock (70,752 shares)	—	77.4	92.4
		Common Stock (17,687,156 shares)(1)		17.7	23.1

				147.2	167.6
Algoma Holding Company	Building Products	Subordinated Debt (13.8%, Due 4/13)(7)	13.0	12.9	12.9
		Convertible Preferred Stock (23,319 shares)(1)		—	7.8

				12.9	20.7
American Acquisition, LLC	Capital Markets	Senior Debt (14.7%, Due 12/13)	13.0	12.5	12.5
AmWins Group, Inc.	Insurance	Senior Debt (11.1%, Due 6/14)(7)	18.6	18.6	18.6
Aspect Software	IT Services	Senior Debt (12.3%, Due 7/12)	20.0	19.8	19.8
Astrodyne Corporation	Electrical Equipment	Senior Debt (13.2%, Due 4/11)(7)	6.5	6.4	6.4
		Subordinated Debt (12.0%, Due 4/12)(7)	11.0	10.9	10.9
		Redeemable Preferred Stock (1 share)(1)		—	—
		Convertible Preferred Stock (322,208 shares)		6.8	11.3

				24.1	28.6
Avanti Park Place LLC	Real Estate	Senior Debt (8.3%, Due 6/10)	6.3	6.3	6.3
Axygen Holdings Corporation	Health Care Equipment & Supplies	Subordinated Debt (14.5%, Due 9/14)(7)	60.0	59.2	59.2
		Redeemable Preferred Stock (205,204 shares)		40.5	40.5
		Convertible Preferred Stock (48,736 shares)		13.5	13.5
		Common Stock (2,566 shares)(1)		0.3	0.4
		Common Stock Warrants (205,204 shares)(1)		19.1	47.7

				132.6	161.3
Barton-Cotton Holding Corporation	Commercial Services & Supplies	Subordinated Debt (14.0%, Due 9/14)(7)	29.6	29.2	29.2
		Redeemable Preferred Stock (28,263 shares)(1)		15.7	19.8
		Convertible Preferred Stock (67,158 shares)(1)		6.7	—
		Common Stock Warrants (125,610 shares)(1)		12.6	3.5

				64.2	52.5
BBB Industries, LLC	Auto Components	Senior Debt (10.8%, Due 6/14)(7)	21.2	21.2	21.2
Belloto Holdings Limited(3)	Household Durables	Subordinated Debt (15.1%, Due 6/17)	3.8	3.7	3.7
		PIK Note (15.0%, Due 12/17)(1)		9.0	9.1
		Ordinary Shares (32,434 shares)(1)		0.1	0.1

				12.8	12.9
Berry-Hill Galleries, Inc.	Distributors	Senior Debt (8.1%, Due 9/08 – 3/12)(7)	37.2	36.9	36.9
		Common Stock Warrants (1 share)(1)		0.1	0.1

				37.0	37.0
BLI Partners, LLC	Personal Products	Common Membership Interest(1)		17.3	2.3
BSW Investors II, LLC	Real Estate	Senior Debt (7.3%, Due 8/28)(7)	2.0	2.0	2.0
Butler Animal Health Supply, LLC	Health Care Providers & Services	Senior Debt (11.4%, Due 7/12)(7)	8.0	8.0	8.0
CAMP Systems International, Inc.	Transportation Infrastructure	Senior Debt (10.6%, Due 9/14)(7)	30.0	29.7	29.7

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2007

(in millions, except share data)

Company(4)	Industry	Investments(5)	Principal/ Notional	Cost	Fair Value
Carestream Health, Inc.	Health Care Equipment & Supplies	Senior Debt (10.3%, Due 10/13)(7)	15.0	15.0	15.0
CH Holding Corp.	Leisure Equipment & Products	Senior Debt (12.0%, Due 5/11)(6)	13.1	13.0	3.5
		Redeemable Preferred Stock (21,215 shares)(1)		42.7	—
		Convertible Preferred Stock (665,000 shares)(1)		—	—
		Common Stock (1 share)(1)		—	—

				55.7	3.5
CIBT Global Inc.	Commercial Services & Supplies	Senior Debt (11.0%, Due 5/11 – 6/12)(7)	108.0	106.8	106.8
Cinelease, Inc.	Electronic Equipment & Instruments	Senior Debt (10.6%, Due 12/8 – 3/13)(7)	60.6	60.0	60.0
		Common Stock (583 shares)(1)		0.6	0.6

				60.6	60.6
CMX Inc.	Construction & Engineering	Senior Debt (10.4%, Due 5/11 – 5/12)(7)	146.1	144.6	144.6
		Common Stock (35,000 shares)(1)		0.1	0.1

				144.7	144.7
Compusearch Holdings Company, Inc.	Software	Subordinated Debt (12.0%, Due 6/12)(7)	12.6	12.4	12.4
		Convertible Preferred Stock (23,342 shares)(1)		0.9	0.9

				13.3	13.3
Consolidated Bedding, Inc.	Household Durables	Senior Debt (11.5%, Due 6/13)(7)	95.0	94.9	94.9
		Senior Debt (12.4%, Due 6/13)(7)(6)	27.8	26.7	10.2
		Subordinated Debt (14.0%, Due 12/13)(6)	30.5	28.1	—
		Common Stock Warrants (154,127 shares)(1)		—	—

				149.7	105.1
Contec Holdings Ltd.	Commercial Services and	Subordinated Debt (14.0%, Due 6/13 – 6/14)(7)	86.7	85.6	85.6
	Supplies	Convertible Preferred Stock (76,952 shares)		86.6	130.9
		Common Stock (19,237,842 shares)(1)		19.2	32.7

				191.4	249.2
Corrpro Companies, Inc.	Construction & Engineering	Subordinated Debt (12.5%, Due 3/11)(7)	14.0	12.1	12.1
		Redeemable Preferred Stock (1,165,930 shares)		1.4	1.4
		Common Stock Warrants (5,022,576 shares)(1)		3.5	8.2

				17.0	21.7
CyrusOne Networks, LLC	IT Services	Senior Debt (12.4%, Due 1/14)(7)	15.1	14.9	14.9
DelStar, Inc.	Building Products	Subordinated Debt (14.0%, Due 12/12)(7)	18.4	18.1	18.1
		Redeemable Preferred Stock (26,613 shares)		14.3	14.3
		Convertible Preferred Stock (29,569 shares)		3.2	3.5
		Common Stock Warrants (89,020 shares)(1)		16.9	28.4

				52.5	64.3
Direct Marketing International LLC	Media	Subordinated Debt (14.2%, Due 7/12)(7)	28.5	28.2	28.2
Dyno Holding Corp.	Auto Components	Senior Debt (9.2%, Due 11/13)	45.5	45.0	45.0
		Subordinated Debt (16.0%, Due 11/14)	26.6	26.3	26.3
		Convertible Preferred Stock (389,759 shares)		40.7	40.7
		Common Stock (97,440 shares)(1)		10.1	10.1

				122.1	122.1

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2007

(in millions, except share data)

Company(4)	Industry	Investments(5)	Principal/ Notional	Cost	Fair Value
Easton Bell Sports LLC	Leisure Equipment & Products	Common Units (2,049,204 units)(1)		0.7	4.2
Edline, LLC	Software	Subordinated Debt (14.0%, Due 7/13)(7)	17.8	13.6	13.6
		Membership Warrants (6,447,500 units)(1)		6.0	13.3

				19.6	26.9
FAMS Acquisition, Inc.	Diversified Financial Services	Subordinated Debt (14.8%, Due 11/13 – 11/14)(7)	25.5	25.2	25.2
		Convertible Preferred Stock (861,364 shares)(1)		20.9	20.2

				46.1	45.4
FCC Holdings, LLC	Commercial Banks	Subordinated Debt (19.9%, Due 12/12)(7)	75.0	74.3	74.3
Ford Motor Company(2)	Automobiles	Senior Debt (12.9%, Due 6/11)		(5.3)	(10.1)
Formed Fiber Technologies, Inc.	Auto Components	Subordinated Debt (15.0%, Due 8/11)(6)	15.9	11.4	2.0
		Common Stock Warrants (122,397 shares)(1)		0.1	—

				11.5	2.0
FPI Holding Corporation	Food Products	Senior Debt (8.7%, Due 5/11 – 5/12)(7)	50.0	49.2	49.2
		Subordinated Debt (15.0%, Due 5/13)(6)(7)	39.9	36.6	34.0
		Convertible Preferred Stock (21,715 shares)(1)		23.3	—
		Common Stock (5,429 shares)(1)		5.8	—

				114.9	83.2
French Lick Resorts & Casino Hotels, LLC	Hotels, Restaurants & Leisure	Senior Debt (10.8%, Due 4/14)	47.7	40.3	35.8
FU/WD Opa Locka, LLC	Real Estate	Senior Debt (8.0%, Due 9/17 – 9/24)	33.1	31.5	31.5
Golden Key US LLC	Diversified Financial Services	Commercial Paper (5.3%, Due 10/07)(1)	7.3	7.3	6.8
HMSC Corporation	Insurance	Senior Debt (10.7%, Due 10/14)(7)	3.5	3.5	3.5
HomeAway, Inc.	Diversified Consumer Services	Senior Debt (10.9%, Due 12/12)(7)	98.4	97.3	97.3
		Redeemable Preferred Stock (384,297 shares)		0.7	0.7
		Convertible Preferred Stock (1,923,786 shares)		10.4	16.7
		Common Stock (384,297 shares)(1)		0.8	3.3

				109.2	118.0
Hopkins Manufacturing Corporation	Auto Components	Subordinated Debt (16.1%, Due 7/12)(7)	34.6	34.3	34.3
		Redeemable Preferred Stock (2,915 shares)		5.1	5.1

				39.4	39.4
III Exploration II, LP	Oil, Gas & Consumable Fuels	Senior Debt (11.5%, Due 4/14)	20.0	20.0	20.0
Infiltrator Systems, Inc.	Building Products	Senior Debt (12.2%, Due 10/13)(7)	52.2	51.5	51.5
Innova Holdings, Inc.	Energy Equipment & Services	Senior Debt (12.7%, Due 3/13)(7)	11.5	11.3	11.3
		Subordinated Debt (15.0%, Due 3/14)(7)	17.3	17.1	17.1
		Convertible Preferred Stock (14,283 shares)		17.5	29.9

				45.9	58.3
Inovis International, Inc.	Software	Senior Debt (11.7%, Due 5/10)(7)	88.0	87.2	87.2
Intergraph Corporation	Software	Senior Debt (11.1%, Due 12/14)(7)	3.0	3.0	3.0
iTradeNetwork, Inc.	IT Services	Senior Debt (12.0%, Due 12/13)	25.0	24.8	24.8
JHCI Acquisition, Inc.	Commercial Services & Supplies	Senior Debt (10.7%, Due 12/14)(7)	19.1	19.1	19.1

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2007

(in millions, except share data)

Company(4)	Industry	Investments(5)	Principal/ Notional	Cost	Fair Value
Jones Stephens Corp.	Building Products	Subordinated Debt (13.5%, Due 9/13 – 9/14)(7)	22.8	22.5	22.5
J-Pac, LLC	Health Care Equipment & Supplies	Senior Debt (11.7%, Due 1/14 )(7)	24.8	24.5	24.5
KIK Custom Products, Inc.(3)	Household Products	Senior Debt (9.8%, Due 11/14)	22.5	22.5	22.5
LCW Holdings, LLC	Real Estate	Senior Debt (11.7%, Due 10/12)	33.2	32.0	32.0
		Warrant (12.5% membership interest)(1)		0.9	0.9

				32.9	32.9
LJVH Holdings Inc.(3)	Beverages	Senior Debt (10.6%, Due 1/15)(7)	28.6	28.6	28.6
LN Acquisition Corp.	Machinery	Senior Debt (10.9%, Due 1/15)(7)	21.6	21.6	21.6
Logex Corporation	Road & Rail	Subordinated Debt (12.2%, Due 7/08)(6)	12.2	9.4	1.4
LTM Enterprises, Inc.	Personal Products	Senior Debt (13.1%, Due 11/11)(7)	19.1	19.1	19.1
MagnaCare Holdings, Inc.	Health Care Providers & Services	Subordinated Debt (14.0%, Due 1/13)(7)	14.0	13.9	13.9
Medical Billing Holdings, Inc.	Commercial Services & Supplies	Subordinated Debt (15.0%, Due 9/13)(7)	10.4	10.2	10.2
		Convertible Preferred Stock (13,199 shares)		14.6	19.6
		Common Stock (3,299,582 shares)(1)		3.3	4.5

				28.1	34.3
Mirion Technologies	Electrical Equipment	Senior Debt (10.0%, Due 5/08 – 11/11)(7)	120.2	119.4	121.0
		Subordinated Debt (15.6%, Due 9/09 – 5/12)(7)	48.9	48.5	48.5
		Convertible Preferred Stock (435,724 shares)		43.0	49.9
		Common Stock (24,503 shares)(1)		2.8	2.7
		Common Stock Warrants (222,156 shares)(1)		18.6	40.6

				232.3	262.7
Mitchell International, Inc.	IT Services	Senior Debt (10.1%, Due 3/15)(7)	5.0	5.0	5.0
MTS Group, LLC	Textiles, Apparel & Luxury Goods	Senior Debt (11.1%, Due 10/08 – 10/11)(7)	21.0	20.8	20.8
		Subordinated Debt (16.0%, Due 10/12)(6)	17.3	14.8	—
		Common Units (558,214 units)(1)		0.7	—

				36.3	20.8
National Processing Company Group, Inc.	Diversified Financial Services	Senior Debt (11.7%, Due 9/14)(7)	53.0	52.8	52.8
NBD Holdings Corp.	Diversified Financial Services	Senior Subordinated Debt (14.0%, Due 8/13)(7)	44.5	44.0	44.0
		Convertible Preferred Stock (84,174 shares)(1)		9.6	9.6
		Common Stock (633,408 shares)		0.1	0.1

				53.7	53.7
Net1 Las Colinas Manager, LLC	Real Estate	Senior Debt (7.7%, Due 10/15)(7)	5.8	5.8	5.8
Nivel Holdings, LLC	Distributors	Senior Debt (11.1%, Due 10/13)(7)	63.5	62.5	62.5
NPC Holdings, Inc.	Building Products	Senior Debt (11.8%, Due 6/12)(7)	4.5	4.5	4.5
		Subordinated Debt (15.0%, Due 6/13)(7)	8.5	8.4	8.4
		Redeemable Preferred Stock (7,739 shares)(1)		5.2	4.8
		Convertible Preferred Stock (7,981 shares)(1)		0.8	—
		Preferred Stock Warrants (25,523 shares)(1)		2.5	—
		Common Stock (47 shares)(1)		—	—

				21.4	17.7

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2007

(in millions, except share data)

Company(4)	Industry	Investments(5)	Principal/ Notional	Cost	Fair Value
Orchard Brands Corporation	Internet & Catalog Retail	Senior Debt (10.6%, Due 4/13 – 4/14)(7)	289.7	286.6	286.6
		Subordinated Debt (13.6%, Due 4/14)	53.4	53.4	53.4
		Common Stock (565,885 shares)(1)		—	1.8

				340.0	341.8
Pan Am International Flight Academy, Inc.	Commercial Services & Supplies	Senior Debt (9.2%, Due 4/12 – 7/12)(7)	20.6	20.4	20.4
		Senior Subordinated Debt (16.0%, Due 7/13)(7)	26.9	26.6	26.6
		Convertible Preferred Stock (8,234 shares)(1)		8.2	12.8

				55.2	59.8
PHC Acquisition, Inc.	Diversified Consumer Services	Subordinated Debt (14.8%, Due 3/12 – 3/13)(7)	26.3	26.0	26.0
		Convertible Preferred Stock (6,556 shares)(1)		0.3	0.4
		Common Stock (529,153 shares)(1)		23.0	38.8

				49.3	65.2
Phillips & Temro Industries, Inc.	Auto Components	Senior Debt (11.5%, Due 12/10 – 12/11)(7)	23.8	23.7	23.7
		Subordinated Debt (15.0%, Due 12/12)(7)	16.9	16.9	16.9

				40.6	40.6
Preferred Development, LLC	Real Estate	Senior Debt (7.8%, Due 12/22)(7)	2.6	2.6	2.6
Ranpak Acquisition Company	Containers & Packaging	Senior Debt (10.0%, Due 12/13 – 12/14)	392.3	388.2	391.3
RDR Holdings, Inc.	Household Durables	Subordinated Debt (15.3%, Due 10/14 – 10/15)(7)	179.4	177.7	177.7
		Convertible Preferred Stock (154,142 shares)		156.2	156.2
		Common Stock (1,541,415 shares)(1)		1.5	1.5

				335.4	335.4
Rhinebridge, LLC	Diversified Financial Services	Commercial Paper (5.3%, Due 10/07)(1)	27.8	27.8	24.4
Roarke—Money Mailer, LLC	Media	Common Membership Units (20,404 units)(1)		0.9	2.3
Safemark Acquisitions, Inc.	Commercial Services & Supplies	Senior Debt (11.0%, Due 7/09 – 6/10)(7)	25.6	25.4	25.4
		Subordinated Debt (10.9%, Due 6/11 – 6/12)(7)	13.7	13.5	13.5
		Redeemable Preferred Stock (7,700 shares)(1)		4.8	0.8
		Convertible Preferred Stock (2,100 shares)(1)		0.2	—
		Preferred Stock Warrants (35,522 shares)(1)		3.6	—

				47.5	39.7
Sanda Kan (Cayman I) Holdings Company Limited(3)	Leisure Equipment & Products	Common Stock (67,973 shares)(1)		4.6	—
Sanlo Holdings, Inc.	Electrical Equipment	Common Stock Warrants (5,187 shares)(1)		0.5	1.0
Scanner Holdings Corporation	Computers & Peripherals	Senior Debt (8.4%, Due 5/13)(7)	17.0	16.7	16.7
		Subordinated Debt (14.0%, Due 5/14)(7)	20.2	20.0	20.0
		Convertible Preferred Stock (7,764 shares)		7.8	7.8
		Common Stock (78,242 shares)(1)		0.1	0.1

				44.6	44.6
Securus Technologies, Inc.	Diversified Telecommunication Services	Common Stock (12,281 shares)(1)		0.7	—
Seroyal Holdings, L.P.(3)	Health Care Equipment & Supplies	Redeemable Preferred Partnership Units (26,274 units)(1)		0.4	0.5
		Partnership Units (95,280 units)(1)		0.8	1.4

				1.2	1.9

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2007

(in millions, except share data)

Company(4)	Industry	Investments(5)	Principal/ Notional	Cost	Fair Value
Small Smiles Holding Company, LLC	Health Care Providers & Services	Subordinated Debt (15.0%, Due 9/13 – 9/14)(7)	95.0	93.8	93.8
SSH Acquisition, Inc.	Commercial Services & Supplies	Senior Debt (12.2%, Due 9/12)(7)	12.5	12.3	12.3
		Subordinated Debt (14.0%, Due 9/13)(7)	19.5	19.3	19.3
		Convertible Preferred Stock (297,896 shares)		22.3	67.3

				53.9	98.9
Stein World, LLC	Household Durables	Senior Debt (13.3%, Due 10/11)(6)	8.9	8.5	8.5
		Subordinated Debt (19.3%, Due 10/12 – 10/13)(6)	27.4	23.0	—

				31.5	8.5
Summit Global Logistics, Inc(2)	Road & Rail	Common Stock (73,290 shares)(1)		1.0	0.2
		Common Stock Warrants (19,800 shares)(1)		—	—

				1.0	0.2
Supreme Corq Holdings, LLC	Household Products	Common Membership Warrants (5,670 units)(1)		0.4	—
Swank Audio Visuals, L.L.C.	Commercial Services & Supplies	Senior Debt (12.2%, Due 8/14)	48.5	48.0	48.0
Tanenbaum-Harber Co. Holdings, Inc.	Insurance	Redeemable Preferred Stock (376 shares)		0.4	0.4
		Common Stock (3,861 shares)(1)		—	—

				0.4	0.4
Technical Concepts Holdings, LLC	Building Products	Common Membership Warrants (792,149 units)(1)		1.7	8.1
The Tensar Corporation	Construction & Engineering	Senior Debt (12.1%, Due 4/13)(7)	82.0	81.0	81.0
		Subordinated Debt (17.5%, Due 10/13)	37.0	36.6	36.6

				117.6	117.6
TestAmerica Environmental Services, LLC	Commercial Services & Supplies	Senior Debt (11.4%, Due 12/11 – 12/13)(7)	26.7	26.1	26.1
		Subordinated Debt (14.0%, Due 12/14)(7)	40.8	40.3	40.3
		Preferred Unit (11,659,298 units)		7.8	7.8
		Preferred Unit Warrants (1,998,961 units)(1)		4.8	4.8

				79.0	79.0
ThreeSixty Sourcing, Inc.(3)	Commercial Services & Supplies	Senior Debt (13.2%, Due 9/08)	5.0	5.0	5.0
		Common Stock Warrants (35 shares)(1)		4.1	0.3

				9.1	5.3
TransFirst Holdings, Inc.	Commercial Services & Supplies	Senior Debt (10.8%, Due 6/15)(7)	50.0	49.5	49.5
triVIN, Inc.	Commercial Services & Supplies	Subordinated Debt (15.0%, Due 6/14 – 6/15)(7)	19.3	19.1	19.1
		Convertible Preferred Stock (24,700 shares)		25.9	30.3
		Common Stock (6,319,923 shares)(1)		6.3	7.2

				51.3	56.6
Tyden Caymen Holdings Corp.	Electronic Equipment & Instruments	Senior Debt (12.7%, Due 11/11)(7)	12.0	11.9	11.9
		Subordinated Debt (13.8%, Due 5/12)(7)	14.5	14.3	14.3
		Common Stock (1,165,930 shares)(1)		1.2	2.5

				27.4	28.7

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2007

(in millions, except share data)

Company(4)	Industry	Investments(5)	Principal/ Notional	Cost	Fair Value
UFG Holding Corp.	Food Products	Subordinated Debt (15.0%, Due 5/15 – 5/16)(7)	54.6	53.9	53.9
		Redeemable Preferred Stock (20,602 shares)(1)		12.6	4.0
		Convertible Preferred Stock (25,752 shares)(1)		2.5	—
		Common Stock (25,752 shares)(1)		10.6	—

				79.6	57.9
Unique Fabricating Incorporated	Auto Components	Senior Debt (15.3%, Due 2/10 – 2/12)(7)	4.7	4.6	4.6
		Subordinated Debt (17.0%, Due 2/13)(7)	7.5	7.4	7.4
		Redeemable Preferred Stock (1,458 shares)(1)		1.9	1.9
		Common Stock Warrants (6,862 shares)(1)		0.2	0.2

				14.1	14.1
US Express Leasing, Inc.	Diversified Financial Services	Senior Debt (13.2%, Due 7/14)	37.6	37.6	37.6
		Common Stock Warrants (20,427 shares)(1)		—	—
		Preferred Stock Warrants (35,035 shares)(1)		—	—

				37.6	37.6
Velocity Financial Group, Inc.	Diversified Financial Services	Convertible Preferred Stock (11,659,298 shares)		20.4	20.4
Venus Swimwear, Inc.	Internet & Catalog Retail	Senior Debt (12.8%, Due 12/12)(7)	24.9	24.5	24.5
		Subordinated Debt (20.0%, Due 12/13)(6)(7)	20.9	19.6	9.0

				44.1	33.5
VeraSun Energy Corporation(2)	Oil, Gas & Consumable Fuels	Common Stock (2,397,505 shares)(1)		27.0	33.0
Visador Holding Corp.	Building Products	Subordinated Debt (15.0%, Due 2/10)(6)	11.0	9.5	7.5
		Common Stock Warrants (4,284 shares)(1)		0.5	—

				10.0	7.5
WRH, Inc.	Biotechnology	Senior Debt (10.5%, Due 9/13)(7)	4.5	4.4	4.4
		Subordinated Debt (15.0%, Due 7/14)(7)	75.0	74.2	74.2
		Convertible Preferred Stock (2,008,575 shares)		208.4	243.9
		Common Stock (502,144 shares)(1)		49.9	57.8

				336.9	380.3
WWC Acquisitions, Inc.	Commercial Services & Supplies	Senior Debt (11.5%, Due 12/11 – 12/13)(7)	35.0	34.5	34.5
Zencon Holdings Corporation	Internet Software & Services	Senior Debt (10.8%, Due 5/13)	19.5	19.3	19.3
		Subordinated Debt (15.3%, Due 5/14)	20.4	20.2	20.2
		Convertible Preferred Stock (5,246,686 shares)		9.5	9.5

				49.0	49.0
ZSF/WD Fitzgerald, LLC	Real Estate	Senior Debt (8.2%, Due 9/24)(7)	1.1	1.0	1.0
ZSF/WD Hammond, LLC	Real Estate	Senior Debt (8.0%, Due 9/17 – 9/24)(7)	41.5	39.5	39.5
ZSF/WD Jacksonville, LLC	Real Estate	Senior Debt (8.0%, Due 9/17 – 9/24)	20.7	19.6	19.6
ZSF/WD Montgomery-31, LLC	Real Estate	Senior Debt (8.0%, Due 9/17 – 9/24)	34.4	32.8	32.8
ZSF/WD Opa Locka, LLC	Real Estate	Senior Debt (8.2%, Due 9/24)	0.4	0.3	0.3
ZSF/WD Orlando, LLC	Real Estate	Senior Debt (8.0%, Due 9/17 – 9/24)	21.0	19.9	19.9

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2007

(in millions, except share data)

Company(4)	Industry	Investments(5)	Principal/ Notional	Cost	Fair Value

CMBS AND REAL ESTATE CDO INVESTMENTS

ACAS CRE CDO 2007-1, Ltd.	Real Estate	Notes (5.7%, Due 8/7 – 11/31)	345.5	200.5	153.9
		Preferred Shares (417,086,292 shares)		22.0	19.4

				222.5	173.3
Citigroup Commercial Mortgage Securities Trust 2007-C6	Real Estate	Commercial Mortgage Pass-Through Certificates (5.4%, Due 7/17)	163.1	50.5	32.9
COBALT CMBS Commercial Mortgage Trust 2007-C3	Real Estate	Commercial Mortgage Pass-Through Certificates (5.2%, Due 10/17)	11.1	8.3	4.9
Countrywide Commercial Mortgage Trust 2007-MF1	Real Estate	Commercial Mortgage Pass-Through Certificates (6.3%, Due 11/37 – 11/40)	24.0	9.3	9.3
Credit Suisse Commercial Mortgage Trust 2007-C3	Real Estate	Commercial Mortgage Pass-Through Certificates (5.6%, Due 7/17)	13.2	10.4	6.4
GE Commercial Mortgage Corporation, Series 2007-C1	Real Estate	Commercial Mortgage Pass-Through Certificates (5.6%, Due 5/17 – 12/19)	37.0	31.0	16.8
GS Mortgage Securities Trust 2006-GG10	Real Estate	Commercial Mortgage Pass-Through Certificates (5.7%, Due 7/17)	63.7	51.2	32.2
J.P. Morgan Chase Commercial Mortgage Securities Trust 2006-LDP11	Real Estate	Commercial Mortgage Pass-Through Certificates (5.6%, Due 7/17)	152.7	63.0	50.5
ML-CFC Commercial Mortgage Trust 2007-8	Real Estate	Commercial Mortgage Pass-Through Certificates (6.2%, Due 8/17)	32.8	18.6	18.6
Wachovia Bank Commercial Mortgage Trust, Series 2007-C32	Real Estate	Commercial Mortgage Pass-Through Certificates (5.7%, Due 10/17)	141.6	57.9	41.0
Wachovia Bank Commercial Mortgage Trust, Series 2007-C34	Real Estate	Commercial Mortgage Pass-Through Certificates (5.3%, Due 10/17 – 9/24)	96.2	42.0	36.1

CLO INVESTMENTS

ACAS CLO 2007-1, Ltd.	Diversified Financial Services	Secured Notes (9.6%, Due 4/21)(7)	8.5	8.5	8.5
		Subordinated Notes		25.4	21.7

				33.9	30.2
Ares VIII CLO, Ltd.	Diversified Financial Services	Preference Shares (5,000 shares)		3.9	4.0
Ares IIIR/IVR CLO Ltd.	Diversified Financial Services	Subordinated Notes (20,000 shares)		19.4	18.4
Babson CLO Ltd. 2006-II	Diversified Financial Services	Income Notes (15,000 shares)		14.8	13.8
BALLYROCK CLO 2006-2 LTD.	Diversified Financial Services	Deferrable Notes	2.5	2.1	2.1
Cent CDO 12 Limited	Diversified Financial Services	Income Notes (26,355,270 shares)		24.6	23.9

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2007

(in millions, except share data)

Company(4)	Industry	Investments(5)	Principal/ Notional	Cost	Fair Value
Centurion CDO 8 Limited	Diversified Financial Services	Subordinated Notes (5,000 shares)		3.4	4.0
CoLTs 2005-1 Ltd.(3)	Diversified Financial Services	Preference Shares (360 shares)		6.7	4.1
CoLTs 2005-2 Ltd.(3)	Diversified Financial Services	Preference Shares (34,170,000 shares)		30.8	19.5
Eaton Vance CDO X PLC(3)	Diversified Financial Services	Secured Subordinated Income Notes (30 shares)		13.5	12.0
Flagship CLO V	Diversified Financial	Deferrable Notes	1.7	1.3	1.3
	Services	Subordinated Securities (15,000 shares)		14.3	13.9

				15.6	15.2
Galaxy III CLO, Ltd	Diversified Financial Services	Subordinated Notes (4,000 shares)		2.6	2.9
LightPoint CLO IV, LTD	Diversified Financial Services	Income Notes (6,700,000 shares)		6.2	6.0
LightPoint CLO VIII, Ltd.	Diversified Financial Services	Deferrable Notes	7.0	6.6	6.6
LightPoint CLO VII, Ltd.	Diversified Financial Services	Subordinated Notes (90 shares)		8.5	8.8
Mayport CLO Ltd.	Diversified Financial Services	Income Notes (14,000 shares)		13.5	11.5
NYLIM Flatiron CLO 2006-1 LTD.(3)	Diversified Financial Services	Subordinated Securities (10,000 shares)		9.8	8.8
Sapphire Valley CDO I, Ltd.	Diversified Financial Services	Subordinated Notes (14,000,000 shares)		13.8	12.2
Vitesse CLO, Ltd.	Diversified Financial Services	Preferred Securities (15,000,000 shares)		14.2	12.9

CDO INVESTMENTS
ZAIS Investment Grade Limited IX	Diversified Financial Services	Subordinated Notes (14,500 shares)		12.9	9.0

Subtotal Non-Control / Non-Affiliate Investments (58% of total investment assets and liabilities at fair value)				6,467.2	6,351.5

AFFILIATE INVESTMENTS

Aptara, Inc.	IT Services	Subordinated Debt (17.2%, Due 8/09)(7)	52.7	52.3	52.3
		Redeemable Preferred Stock (13,942 shares)		14.2	14.2
		Convertible Preferred Stock (2,549,410 shares)(1)		8.8	12.9
		Preferred Stock Warrants (172,382 shares)(1)		0.9	0.9

				76.2	80.3
CCRD Operating Company, Inc.	Diversified Consumer Services	Senior Debt (11.0%, Due 6/13)(7)	142.3	141.3	141.3
		Subordinated Debt (15.0%, Due 6/14)	12.0	11.8	11.8
		Common Stock (729,763 shares)(1)		1.6	8.6

				154.7	161.7
Coghead, Inc.	Internet Software & Services	Convertible Preferred Stock (5,489,656 shares)(1)		2.6	2.6
Egenera, Inc.	Computers & Peripherals	Convertible Preferred Stock (8,046,865 shares)		25.0	25.0
HALT Medical, Inc.	Health Care Equipment & Supplies	Convertible Preferred Stock (3,231,417 shares)(1)		5.2	5.2

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2007

(in millions, except share data)

Company(4)	Industry	Investments(5)	Principal/ Notional	Cost	Fair Value
IS Holdings I, Inc.	Software	Senior Debt (11.4%, Due 6/14)(7)	20.0	19.8	19.8
		Redeemable Preferred Stock (2,309 shares)		2.6	2.6
		Common Stock (1,165,930 shares)(1)		—	3.0

				22.4	25.4
Marcal Paper Mills. Inc.	Household Products	Common Stock Warrants (209,255 shares)(1)		—	—
		Common Stock (146,478 shares)(1)		—	—

				—	—
Narus, Inc.	Internet Software & Services	Convertible Preferred Stock (12,563,900 shares)(1)		7.3	7.3
Nursery Supplies, Inc.	Containers & Packaging	Redeemable Preferred Stock (2116 shares)		—	—
		Common Stock Warrants (625 shares)		—	—

				—	—
Qualitor Component Holdings, LLC	Auto Components	Subordinated Debt (17.0%, Due 12/12)(7)	32.5	32.2	32.2
		Redeemable Preferred Stock (3,150,000 shares)(1)		3.2	0.7
		Common Units (350,000 units)(1)		0.3	—

				35.7	32.9
Radar Detection Holdings Corp.	Household Durables	Senior Debt (12.1%, Due 11/12)(7)	13.0	13.0	13.0
		Common Stock (40,688 shares)(1)		0.6	8.4

				13.6	21.4
Reef Point Systems, Inc.	Communications Equipment	Convertible Preferred Stock (85,632,687 shares)(1)		11.7	8.6
Roadrunner Dawes, Inc.	Road & Rail	Subordinated Debt (16.0%, Due 9/12)(7)	18.6	18.4	18.4
		Common Stock (7,000 shares)(1)		7.0	1.5

				25.4	19.9
Tymphany Corporation	Electronic Equipment & Instruments	Subordinated Debt (8.0%, Due 7/10)	1.2	1.2	1.2
		Convertible Preferred Stock (6,306,065 shares)(1)		10.1	0.6

				11.3	1.8
WFS Holding, Inc.	Software	Convertible Preferred Stock (20,403,772 shares)		2.6	3.6

Subtotal Affiliate Investments (3% of total investment assets and liabilities at fair value)				393.7	395.7

CONTROL INVESTMENTS

ACAS Equity Holdings Corp.	Diversified Financial Services	Common Stock (707 shares)(1)		14.6	12.9
ACSAB, LLC	Oil, Gas & Consumable Fuels	Convertible Preferred Membership Units (30,329 units)		—	0.6
Aeriform Corporation	Chemicals	Subordinated Debt (9.3%, Due 5/09)(1)	7.2	6.2	3.4
American Capital, LLC	Capital Markets	Senior Debt (9.8%, Due 9/12)	10.6	10.4	10.4
		Common Membership Interest (100% membership interest)		58.5	466.5

				68.9	476.9
American Driveline Systems, Inc.	Commercial Services & Supplies	Subordinated Debt (14.0%, Due 12/14 – 12/15)(7)	41.1	40.5	40.5
		Redeemable Preferred Stock (403,357 shares)		25.0	25.0
		Common Stock (128,681 shares)(1)		10.8	8.2
		Common Stock Warrants (204,663 shares)(1)		17.3	28.0

				93.6	101.7

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2007

(in millions, except share data)

Company(4)	Industry	Investments(5)	Principal/ Notional	Cost	Fair Value
Auxi Health, Inc.	Health Care Providers & Services	Subordinated Debt (14.0%, Due 3/09)(6)	9.9	4.4	2.0
BPWest, Inc.	Energy Equipment & Services	Subordinated Debt (15.0%, Due 7/12)(7)	8.5	8.4	8.4
		Redeemable Preferred Stock (5,167 shares)		5.9	6.3
		Common Stock (516,643 shares)(1)		—	70.7

				14.3	85.4
Capital.com, Inc.	Diversified Financial Services	Common Stock (8,500,100 shares)(1)		1.5	0.4
Core Business Credit, LLC	Diversified Financial Services	Common Units (33,313 units)(1)		3.4	3.4
		Convertible Preferred Units (133,250 units)(1)		13.3	13.3

				16.7	16.7
Credit Opportunities Fund I, LLC	Diversified Financial Services	Common Stock (100% membership interest)		41.9	41.9
DanChem Technologies, Inc.	Chemicals	Senior Debt (11.3%, Due 12/10)	14.9	14.9	14.9
		Redeemable Preferred Stock (9,067 shares)(1)		7.6	4.5
		Common Stock (299,403 shares)(1)		1.8	—
		Common Stock Warrants (401,622 shares)(1)		2.2	—

				26.5	19.4
ECA Acquisition Holdings, Inc.	Health Care Equipment & Supplies	Subordinated Debt (16.5%, Due 12/14)(7)	12.5	12.4	12.4
		Common Stock (583 shares)(1)		11.1	17.6

				23.5	30.0
eLynx Holdings, Inc.	IT Services	Senior Debt (12.7%, Due 12/09 – 9/12)(7)	18.4	18.3	18.3
		Subordinated Debt (17.8%, Due 12/11 – 12/12)(6)	10.0	8.9	1.9
		Redeemable Preferred Stock (21,114 shares)(1)		8.9	—
		Common Stock (11,261 shares)(1)		1.1	—
		Common Stock Warrants (131,280 shares)(1)		13.1	—

				50.3	20.2
Endeavor Fund I, LP	Capital Markets	Common Membership Interest (100% membership interest)		28.8	29.1
ETG Holdings, Inc.	Containers & Packaging	Senior Debt (13.2%, Due 5/11)(6)	11.1	9.8	8.6
		Subordinated Debt (16.8%, Due 5/12 – 5/13)(6)	13.6	10.9	—
		Convertible Preferred Stock (233,201 shares)(1)		11.4	—
		Preferred Stock Warrants (40,000 shares)(1)		—	—

				32.1	8.6
European Capital Limited(2)(3)	Diversified Financial Services	Ordinary Shares (72,305,938 shares)		921.9	839.4
European Touch, LTD. II	Commercial Services & Supplies	Senior Subordinated Debt (16.7%, Due 12/09 – 12/10)	11.4	11.4	11.4
		Junior Subordinated Debt (20.0%, Due 12/10)(6)	6.1	4.8	0.6
		Redeemable Preferred Stock (263 shares)(1)		0.3	—
		Common Stock (1,688 shares)(1)		0.9	—
		Common Stock Warrants (7,105 shares)(1)		3.7	—

				21.1	12.0
EXPL Pipeline Holdings LLC	Oil, Gas & Consumable Fuels	Senior Debt (11.1%, Due 1/17)(7)	41.6	41.2	41.2
		Common Membership Units (58,297 Units)(1)		44.6	56.8

				85.8	98.0

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2007

(in millions, except share data)

Company(4)	Industry	Investments(5)	Principal/ Notional	Cost	Fair Value
Exstream Holdings, Inc.	Software	Subordinated Debt (15.0%, Due 6/14)(7)	64.9	64.3	64.3
		Convertible Preferred Stock (2,221,089 shares)		231.8	248.2
		Common Stock (555,272 shares)(1)		55.5	62.0

				351.6	374.5
Fosbel Global Services (LUXCO) S.C.A(3)	Commercial Services & Supplies	Senior Debt (9.0%, Due 7/10 – 7/11)(7)	36.1	35.7	35.7
		Subordinated Debt (15.0%, Due 7/12 – 7/14)(7)	34.5	34.2	34.2
		Redeemable Preferred Stock (18,449,456 shares)(1)		18.4	10.0
		Convertible Preferred Stock (1,519,368 shares)(1)		3.0	—
		Common Stock (108,526 shares)(1)		0.2	—

				91.5	79.9
Fountainhead Estate Holding	Internet Software & Services	Senior Debt (9.2%, Due 10/13)	37.0	37.0	37.0
Corp.(3)		Convertible Preferred Stock (59,250 shares)(1)		59.2	41.3

				96.2	78.3
FreeConferenceroom.com, Inc.	Diversified Telecommunication Services	Senior Debt (11.6%, Due 4/11 – 5/11)(7)	16.8	16.6	16.6
		Subordinated Debt (15.0%, Due 5/12)	9.8	9.7	8.8
		Redeemable Preferred Stock (12,373,100 shares)(1)		12.1	—
		Common Stock (5,860,400 shares)(1)		2.3	—
		Common Stock Warrants (5,015,028 shares)(1)		—	—

				40.7	25.4
Future Food, Inc.	Food Products	Senior Debt (10.2%, Due 7/10)	16.8	16.7	16.7
		Senior Subordinated Debt (12.0%, Due 7/11)	8.0	7.6	7.6
		Junior Subordinated Debt (13.0%, Due 7/12)(6)	6.0	5.1	1.2
		Common Stock (64,917 shares)(1)		13.0	—
		Common Stock Warrants (6,500 shares)(1)		1.3	—

				43.7	25.5
FutureLogic, Inc.	Computers & Peripherals	Senior Debt (12.9%, Due 2/10 – 2/12)(7)	50.2	49.9	49.9
		Subordinated Debt (15.0%, Due 2/13)(7)	31.6	31.3	31.3
		Common Stock (129,514 shares)(1)		15.5	25.8

				96.7	107.0
FV Holdings Corporation	Food Products	Subordinated Debt (14.5%, Due 6/15)(7)	22.4	22.4	22.4
		Convertible Preferred Stock (292 shares)		14.3	23.6
		Common Stock (125 shares)(1)		6.1	10.1

				42.8	56.1
Halex Holdings Corp.	Construction Materials	Senior Debt (11.5%, Due 7/8 – 10/8)(6)	23.4	23.4	21.4
		Subordinated Debt (15.9%, Due 8/10)(6)	17.6	15.9	—
		Redeemable Preferred Stock (21,464,046 shares)(1)		28.5	—
		Common Stock (30,263,219 shares)(1)		—	—
		Common Stock Warrants (18,750,000 shares)(1)		—	—

				67.8	21.4
Hartstrings Holdings Corp.	Textiles, Apparel & Luxury Goods	Senior Debt (11.6%, Due 12/10)	11.5	11.2	11.2
		Convertible Preferred Stock (10,196 shares)(1)		2.9	0.6
		Common Stock (14,250 shares)(1)		4.8	—

				18.9	11.8

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2007

(in millions, except share data)

Company(4)	Industry	Investments(5)	Principal/ Notional	Cost	Fair Value
Hospitality Mints, Inc.	Food Products	Senior Debt (12.8%, Due 11/10)(7)	7.3	7.2	7.2
		Subordinated Debt (12.4%, Due 11/11 – 11/12)(7)	18.5	18.3	18.3
		Convertible Preferred Stock (55,497 shares)		12.0	21.5
		Common Stock Warrants (86,817 shares)(1)		0.1	1.8

				37.6	48.8
Imperial Supplies Holdings, Inc	Trading Companies and Distributors	Subordinated Debt (16.0%, Due 10/14)	21.2	21.0	21.0
		Redeemable Preferred Stock (19,604 shares)		13.0	20.0
		Convertible Preferred Stock (19,604 shares)		20.5	20.5
		Common Stock (442,187 shares)		11.3	6.7

				65.8	68.2
Kingway Inca Clymer Holdings, Inc.	Building Products	Subordinated Debt (12.3%, Due 4/12)(6)	1.0	0.2	1.0
		Redeemable Preferred Stock (13,709 shares)(1)		9.6	0.5
		Common Stock (7,826 shares)(1)		—	—

				9.8	1.5
Lifoam Holdings, Inc.	Leisure Equipment & Products	Senior Debt (10.4%, Due 6/08 – 6/10)(7)	43.8	43.7	43.7
		Subordinated Debt (14.4%, Due 6/11- 6/12)(6)	26.3	22.9	15.1
		Redeemable Preferred Stock (6,160 shares)(1)		4.2	—
		Common Stock (14,000 shares)(1)		1.4	—
		Common Stock Warrants (29,304 shares)(1)		2.9	—

				75.1	58.8
LLSC Holdings Corporation	Personal Products	Senior Debt (11.1%, Due 8/12)(7)	5.7	5.7	5.7
		Subordinated Debt (12.0%, Due 8/13)	5.5	5.5	5.5
		Convertible Preferred Stock (7,496 shares)(1)		8.1	8.1
		Common Stock (833 shares)(1)		—	—
		Common Stock Warrants (675 shares)(1)		—	—

				19.3	19.3
LVI Holdings, LLC	Commercial Services & Supplies	Senior Debt (10.7%, Due 2/10)(7)	2.8	2.8	2.8
		Subordinated Debt (18.0%, Due 2/13)(7)	10.7	10.6	10.6

				13.4	13.4
MW Acquisition Corporation	Health Care Providers & Services	Senior Subordinated Debt (15.6%, Due 2/13 – 2/14)(7)	24.6	24.3	24.3
		Convertible Preferred Stock (38,016 shares)		14.7	23.4
		Common Stock (51,521 shares)(1)		—	12.6

				39.0	60.3
NECCO Candy Investments, LLC	Food Products	Senior Debt (9.4%, Due 12/12)	13.1	12.8	12.8
		Common Membership Units (100 units)(1)		0.1	0.1

				12.9	12.9
NECCO Realty Investments, LLC	Real Estate	Senior Debt (14.0%, Due 12/17)	35.9	35.1	35.1
		Common Membership Units (7,000 units)(1)		4.9	9.6

				40.0	44.7
nSpired Holdings, Inc.	Food Products	Senior Debt (9.5%, Due 12/08 – 12/09)	18.6	18.6	18.8
		Redeemable Preferred Stock (17,150 shares)(1)		17.1	1.3
		Common Stock (11,712,947 shares)(1)		3.5	—

				39.2	20.1
Oceana Media Finance, LLC	Commercial Banks	Common Membership Units (145,742 units)(1)		14.6	14.6

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2007

(in millions, except share data)

Company(4)	Industry	Investments(5)	Principal/ Notional	Cost	Fair Value
Paradigm Precision Holdings, LLC	Aerospace & Defense	Senior Debt (8.7%, Due 4/13)(7)	54.3	53.7	53.7
		Subordinated Debt (15.0%, Due 10/13)(7)	13.8	13.7	13.7
		Common Membership Units (478,488 units)(1)		17.5	17.5

				84.9	84.9
PaR Systems, Inc.	Machinery	Subordinated Debt (14.6%, Due 2/10)(7)	3.1	3.1	3.1
		Common Stock (198,921 shares)(1)		0.6	11.3
		Common Stock Warrants (17,027 shares)(1)		—	1.0

				3.7	15.4
Pasternack Enterprises, Inc.	Electrical Equipment	Senior Subordinated Debt (14.8%, Due 12/13 – 12/14)(7)	29.1	28.8	28.8
		Common Stock (57,597 shares)(1)		11.3	46.5

				40.1	75.3
PHC Sharp Holdings, Inc.	Commercial Services & Supplies	Senior Debt (11.2%, Due 12/11 – 12/12)(7)	14.9	14.7	14.7
		Subordinated Debt (15.0%, Due 12/14)(7)	15.0	14.8	14.8
		Common Stock (250,868 shares)(1)		3.1	—

				32.6	29.5
PHI Acquisitions, Inc.	Internet & Catalog Retail	Senior Debt (11.9%, Due 6/12)(7)	10.0	9.9	9.9
		Subordinated Debt (14.0%, Due 6/13)(7)	23.3	23.0	23.0
		Redeemable Preferred Stock (36,267 shares)		32.9	32.9
		Common Stock (40,295 shares)(1)		3.8	1.6
		Common Stock Warrants (116,065 shares)(1)		11.6	16.4

				81.2	83.8
Piper Aircraft, Inc.	Aerospace & Defense	Senior Debt (9.6%, Due 5/08 – 7/09)	8.8	8.8	8.8
		Subordinated Debt (8.0%, Due 7/13)	0.7	0.2	0.7
		Common Stock (478,797 shares)(1)		0.1	38.1

				9.1	47.6
Precitech Holdings, Inc.	Machinery	Junior Subordinated Debt (17.0%, Due 12/12)(6)	8.1	3.4	1.3
Resort Funding Holdings, Inc.	Diversified Financial Services	Senior Debt (13.0%, Due 4/10)	10.6	10.6	10.6
		Common Stock (583 shares)(1)		20.0	17.1

				30.6	27.7
Sixnet, LLC	Electronic Equipment & Instruments	Senior Debt (13.2%, Due 6/13)(7)	36.9	36.6	36.6
		Membership Units (356 units)(1)		4.4	9.3

				41.0	45.9
SMG Holdings, Inc.	Hotels, Restaurants & Leisure	Senior Debt (8.3%, Due 7/14)	6.0	6.0	6.0
		Subordinated Debt (12.4%, Due 6/15)(7)	114.8	113.7	113.7
		Convertible Preferred Stock (1,101,673 shares)		115.2	120.6
		Common Stock (275,419 shares)(1)		27.5	28.9

				262.4	269.2
Specialty Brands of America, Inc.	Food Products	Subordinated Debt (14.0%, Due 5/14)(7)	33.4	33.1	33.1
		Redeemable Preferred Stock (122,017 shares)		7.1	7.1
		Common Stock (128,175 shares)(1)		2.3	5.1
		Common Stock Warrants (56,819 shares)(1)		1.4	7.9

				43.9	53.2
SPL Acquisition Corp.	Pharmaceuticals	Senior Debt (11.3%, Due 10/12 – 10/13)	83.0	82.0	82.0
		Senior Subordinated Debt (15.3%, Due 8/14 – 8/15)(7)	48.3	47.7	47.7
		Convertible Preferred Stock (84,043 shares)		44.2	44.2
		Common Stock (84,043 shares)(1)		—	2.0

				173.9	175.9

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2007

(in millions, except share data)

Company(4)	Industry	Investments(5)	Principal/ Notional	Cost	Fair Value
Stravina Holdings, Inc.	Personal Products	Senior Debt (8.7%, Due 4/11)(6)	4.4	4.4	0.1
Sunfuel Midstream, LLC	Oil, Gas & Consumable Fuels	Common Membership Units (100,000 units)(1)		0.1	0.1
Total Return Fund, LP	Capital Markets	Common Membership Interest (100% membership interest)		20.0	21.1
UFG Real Estate Holdings, LLC	Real Estate	Common Membership (70 shares)(1)		—	1.3
Unwired Holdings, Inc.	Household Durables	Senior Debt (11.9%, Due 6/11)	9.3	8.1	9.1
		Subordinated Debt (15.0%, Due 6/12 – 6/13)(6)	19.9	14.4	2.2
		Redeemable Preferred Stock (12,740 shares)(1)		12.7	—
		Preferred Stock Warrants (39,690 shares)(1)		—	—
		Common Stock (126,001 shares)(1)		1.2	—
		Common Stock Warrants (439,205 shares)(1)		—	—

				36.4	11.3
VP Acquisitions Holdings, Inc.	Health Care Equipment & Supplies	Subordinated Debt (14.5%, Due 10/13 – 10/14)(7)	19.0	18.8	18.8
		Common Stock (19,780 shares)(1)		24.7	47.2

				43.5	66.0
Warner Power, LLC	Electrical Equipment	Subordinated Debt (12.6%, Due 10/09)(7)	5.0	5.0	5.0
		Redeemable Preferred Membership Units (3,796,269 units)		4.1	4.1
		Common Membership Units (27,629 units)(1)		1.9	1.5

				11.0	10.6
WIS Holding Company, Inc.	Commercial Services &	Subordinated Debt (14.8%, Due 1/14 – 1/15)(7)	99.1	98.2	98.2
	Supplies	Convertible Preferred Stock (703,406 shares)		75.9	82.9
		Common Stock (175,852 shares)(1)		17.6	20.4

				191.7	201.5
WSACS RR Holdings LLC	Real Estate	Common Membership Units (1,688,398 units)(1)		1.7	1.7

CDO/CLO INVESTMENTS
ACAS Wachovia Investments, L.P.	Diversified Financial Services	Partnership Interest, 90% of L.P.		22.2	12.9
Subtotal Control Investments (38% of total investment assets and liabilities at fair value)				3,806.5	4,177.4

DERIVATIVE AGREEMENTS
BMO Financial Group	Interest Rate Swaption – Pay Floating/ Receive Fixed	1 Contract (5.5%, Expiring 2/13)	$22.9	$—	$0.4
Citibank, N.A.	Interest Rate Swap – Pay Fixed/ Receive Floating	1 Contract (5.2%, Expiring 11/19)	3.7	—	0.2
Citibank, N.A.	Interest Rate Swaption – Pay Floating/ Receive Fixed	1 Contract (4.6%, Expiring 4/12)	40.0	—	1.0
Wachovia Bank, N.A.	Interest Rate Swap – Pay Fixed/ Receive Floating	1 Contract (5.1%, Expiring 8/19)	8.0	—	2.2
Subtotal Derivative Agreements (less than 1% of total investment assets and liabilities at fair value)				—	3.8
Total Investment Assets				$10,667.4	$10,928.4

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2007

(in millions, except share data)

Company(4)	Industry	Investments(5)	Principal/ Notional	Cost	Fair Value

DERIVATIVE AGREEMENTS
BMO Financial Group	Interest Rate Swap – Pay Fixed/ Receive Floating	5 Contracts (5.4%, Expiring 2/13 – 8/17)	$479.9	$—	$(22.8)
Citibank, N.A.	Interest Rate Swap – Pay Fixed/ Receive Floating	4 Contracts (4.8%, Expiring 4/12 – 11/19)	769.5	—	(21.1)
Wachovia Bank, N.A.	Interest Rate Swap – Pay Fixed/ Receive Floating	3 Contracts (4.8%, Expiring 1/14 – 8/19)	532.1	—	(15.4)
Credit Suisse International	Interest Rate Swap – Pay Fixed/ Receive Floating	2 Contracts (5.0%, Expiring 9/15 – 6/17)	99.4	0.8	(4.1)
Fortis Financial Services LLC	Interest Rate Swap – Pay Fixed/ Receive Floating	1 Contract (5.7%, Expiring 7/17)	22.3	—	(2.2)
HSBC Bank USA, National Association	Interest Rate Swap – Pay Fixed/ Receive Floating	1 Contract (4.7%, Expiring 8/15)	36.6	0.4	(0.9)
UniCredit Group	Interest Rate Swap – Pay Fixed/ Receive Floating	1 Contract (5.3%, Expiring 7/17)	66.0	—	(5.8)
WestLB AG	Interest Rate Swap – Pay Fixed/ Receive Floating	1 Contract (5.8%, Expiring 6/17)	55.0	—	(4.5)
BMO Financial Group	Foreign Exchange Swap – Pay Euros / Receive GBP	1 Contract (Expiring 1/08)	—	—	(0.4)
Citibank, N.A.	Foreign Exchange Swap – Pay Euros / Receive GBP	1 Contract (Expiring 2/11)	—	—	(0.2)
Total Investment Liabilities (less than 1% of total investment assets and liabilities at fair value)				$1.20	$(77.4)

(1)	Non-income producing.
(2)	Publicly traded company or a consolidated subsidiary of a public company.
(3)	International investment.
(4)	Certain of the securities are issued by affiliate(s) of the listed portfolio company.
(5)	Interest rates represent the weighted average annual stated interest rate on loans and debt securities as of period end, which are presented by the nature of indebtedness by a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(6)	Debt security is on non-accrual status and therefore considered non-income producing.
(7)	All or a portion of the securities are pledged as collateral under various secured financing arrangements.

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2006

(in millions, except share data)

Company(4)	Industry	Investments(5)	Principal/ Notional	Cost	Fair Value
NON-CONTROL/NON-AFFILIATE INVESTMENTS

Aerus, LLC	Household Durables	Common Membership Warrants (250,000 units)(1)		$0.2	$—
Affordable Care Holding Corp.	Health Care Providers & Services	Senior Debt (8.6%, Due 11/11 – 11/12)	$92.1	90.7	90.7
		Subordinated Debt (15%, Due 11/13 – 11/14)(7)	51.2	50.4	50.4
		Convertible Preferred Stock (84,952 shares)(1)		85.0	85.0
		Common Stock (21,238,000 shares)(1)		21.2	21.2

				247.3	247.3
A.H. Harris & Sons, Inc.	Distributors	Common Stock Warrants (2,004 shares)(1)		0.5	5.0
Algoma Holding Company	Building Products	Subordinated Debt (16.0%, Due 4/13)(7)	7.7	7.6	7.6
		Convertible Preferred Stock (28,000 shares)(1)		2.8	8.8

				10.4	16.4
Aspect Software	IT Services	Senior Debt (12.4%, Due 7/12)	20.0	19.8	19.8
Astrodyne Corporation	Electrical Equipment	Senior Debt (13.4%, Due 4/11)(7)	6.5	6.4	6.4
		Subordinated Debt (12.0%, Due 4/12)(7)	11.0	10.9	10.9
		Redeemable Preferred Stock (1 share)(1)		—	—
		Convertible Preferred Stock (386,894 shares)		7.8	8.9

				25.1	26.2
Avanti Park Place LLC	Real Estate	Senior Debt (8.3%, Due 6/10)(7)	6.5	6.5	6.5
Axygen Holdings Corporation	Health Care Equipment & Supplies	Senior Debt (8.9%, Due 9/12)	8.0	7.9	7.9
		Subordinated Debt (14.5%, Due 9/14)(7)	58.5	57.6	57.6
		Redeemable Preferred Stock (246,400 shares)		43.2	43.2
		Convertible Preferred Stock (58,520 shares)		15.4	15.4
		Common Stock (3,080 shares)(1)		0.3	0.3
		Common Stock Warrants (246,400 shares)(1)		23.0	23.0

				147.4	147.4
BarrierSafe Solutions International, Inc.	Commercial Services & Supplies	Senior Debt (13.9%, Due 9/10)(7)	13.7	13.6	13.6
		Subordinated Debt (16.0%, Due 9/11 – 9/12)(7)	53.6	53.1	53.1

				66.7	66.7
Barton-Cotton Holding Corporation	Commercial Services & Supplies	Senior Debt (8.9%, Due 4/11 – 4/12)(7)	39.4	38.7	38.7
		Subordinated Debt (14.0%, Due 9/13)(7)	29.3	28.8	28.8
		Redeemable Preferred Stock (33,936 shares)(1)		20.1	20.1
		Convertible Preferred Stock (80,640 shares)(1)		8.1	8.1
		Common Stock Warrants (150,827 shares)(1)		15.1	7.5

				110.8	103.2
BBB Industries, LLC	Auto Components	Senior Debt (11.2%, Due 6/12 – 6/13)(7)	99.9	98.4	98.4

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2006

(in millions, except share data)

Company(4)	Industry	Investments(5)	Principal/ Notional	Cost	Fair Value
Beacon Hospice, Inc.	Health Care Providers & Services	Subordinated Debt (14.5%, Due 2/12)(7)	10.5	10.4	10.4
Berry-Hill Galleries, Inc.	Distributors	Senior Debt (15.9%, Due 5/07)	20.2	20.0	20.0
BLI Partners, LLC	Personal Products	Common Membership Interest(1)		17.3	—
Breeze Industrial Products Corporation	Auto Components	Senior Debt (11.9%, Due 8/13)(7)	19.0	18.7	18.7
		Subordinated Debt (14.3%, Due 8/13 – 8/15)(7)	33.4	33.0	33.0

				51.7	51.7
Bushnell Performance Optics	Leisure Equipment & Products	Subordinated Debt (12.5%, Due 8/12 – 8/13)(7)	118.6	117.1	117.1
Butler Animal Health Supply, LLC	Health Care Providers & Services	Senior Debt (11.4%, Due 7/12)(7)	5.5	5.5	5.5
CH Holding Corp.	Leisure Equipment & Products	Senior Debt (12.4%, Due 5/11)	14.0	13.8	13.8
		Redeemable Preferred Stock (20,837 shares)(1)		40.9	8.0
		Convertible Preferred Stock (665,000 shares)(1)		—	—
		Common Stock (1 share)(1)		—	—

				54.7	21.8
CIBT Global Inc.	Commercial Services & Supplies	Senior Debt (11.2%, Due 5/12)	65.9	64.8	64.8
CL Holding Inc.	Textiles, Apparel & Luxury Goods	Subordinated Debt (13.8%, Due 3/10)(7)	16.6	15.2	15.2
		Redeemable Preferred Stock (8,295 shares)(1)		0.3	0.3
		Common Stock (8,295 shares)(1)		—	—
		Preferred Stock Warrants (1,095 shares)(1)		—	—
		Common Stock Warrants (197,322 shares)(1)		5.4	1.4

				20.9	16.9
Clifford Sheffield, LLC	Real Estate	Senior Debt (6.0%, Due 1/16)(7)	1.7	1.2	1.2
Compusearch Holdings Company, Inc.	Software	Subordinated Debt (12.0%, Due 6/12)(7)	12.5	12.3	12.3
		Convertible Preferred Stock (28,027 shares)		1.1	1.1

				13.4	13.4
Contec Holdings, Ltd.	Commercial Services and	Senior Debt (8.8%, Due 6/12)	6.0	5.9	5.9
	Supplies	Subordinated Debt (14.0%, Due 6/13 – 6/14)(7)	84.9	83.8	83.8
		Convertible Preferred Stock (92,400 shares)		96.5	96.5
		Common Stock (23,100,000 shares)(1)		23.1	16.5

				209.3	202.7
Corrpro Companies, Inc.	Construction & Engineering	Subordinated Debt (12.5%, Due 3/11)(7)	14.0	11.7	11.7
		Redeemable Preferred Stock (1,400,000 shares)		1.4	1.4
		Common Stock Warrants (5,240,521 shares)(1)		3.6	6.6

				16.7	19.7
DelStar, Inc.	Building Products	Senior Debt (8.9%, Due 3/12)	5.0	5.0	5.0
		Subordinated Debt (14.0%, Due 12/12)(7)	18.0	17.7	17.7
		Redeemable Preferred Stock (31,955 shares)		14.4	14.4
		Convertible Preferred Stock (35,505 shares)		3.7	8.1
		Common Stock Warrants (106,891 shares)(1)		20.3	25.6

				61.1	70.8
Direct Marketing International LLC	Media	Subordinated Debt (14.2%, Due 7/12)(7)	27.8	27.5	27.5

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2006

(in millions, except share data)

Company(4)	Industry	Investments(5)	Principal/ Notional	Cost	Fair Value
EAG Acquisition, LLC	Commercial Services & Supplies	Senior Debt (9.4%, Due 9/10)(7)	64.2	63.2	63.2
		Subordinated Debt (16.0%, Due 9/11)(7)	25.5	25.2	25.2
		Redeemable Preferred Stock (4,900,000 shares)		5.4	5.4
		Common stock warrants (4,900,000 shares)(1)		—	9.1

				93.8	102.9
Easton Bell Sports LLC	Leisure Equipment & Products	Common Units (2,386,549 units)(1)		0.9	5.1
Edline, LLC	Software	Subordinated Debt (12.0%, Due 7/11)(7)	5.0	3.4	3.4
		Membership Warrants (2,121,212 units)(1)		1.8	3.4

				5.2	6.8
Euro-Caribe Packing	Food Products	Senior Debt (10.4%, Due 3/10 – 5/10)	8.3	8.2	8.2
Company, Inc.		Subordinated Debt (11.0%, Due 3/11)	4.2	3.9	3.9
		Convertible Preferred Stock (182,034 shares)(1)		4.0	—

				16.1	12.1
FAMS Acquisition, Inc.	Diversified Financial	Senior Debt (11.9%, Due 8/10 – 8/11)(7)	27.9	27.6	27.6
	Services	Subordinated Debt (14.8%, Due 8/12 – 8/13)(7)	24.9	24.5	24.5
		Convertible Preferred Stock (1,034,290 shares)(1)		25.1	27.6

				77.2	79.7
FCC Holdings, LLC	Commercial Banks	Senior Debt (13.1%, Due 8/09)(7)	25.0	24.8	24.8
Forest Alaska Operating LLC	Oil, Gas & Consumable Fuels	Senior Debt (11.9%, Due 12/11)	37.5	37.5	37.5
Formed Fiber Technologies,	Auto Components	Subordinated Debt (15.0%, Due 8/11)(6)(7)	15.3	13.4	8.6
Inc.		Common Stock Warrants (122,397 shares)(1)		0.1	—

				13.5	8.6
FPI Holding Corporation	Food Products	Senior Debt (8.9%, Due 5/11 – 5/12)	53.5	52.6	52.6
		Subordinated Debt (15.0%, Due 5/13)(7)	38.7	38.1	38.1
		Convertible Preferred Stock (26,074 shares)		29.3	29.3
		Common Stock (6,518 shares)(1)		7.0	7.0

				127.0	127.0
FreeConferenceroom.com, Inc.	Diversified	Senior Debt (11.9%, Due 4/11)(7)	17.8	17.6	17.6
	Telecommunication Services	Subordinated Debt (15.0%, Due 5/12)(7)	9.5	9.3	9.3
		Redeemable Preferred Stock (5,860,400 shares)		9.4	9.4
		Convertible Preferred Stock (2,930,200 shares)		1.2	3.4
		Common Stock (2,930,200 shares)(1)		1.2	4.6

				38.7	44.3
Haband Company, Inc.	Internet & Catalog Retail	Senior Debt (8.8%, Due 10/11 – 10/12)	31.0	30.4	30.4
		Subordinated Debt (13.1%, Due 10/13)	29.1	28.6	28.6

				59.0	59.0
H-Cube, LLC(3)	IT Services	Redeemable Preferred Stock (1,051 shares)(1)		1.1	1.1
		Common Units (196,773 shares)(1)		—	—

				1.1	1.1
HomeAway, Inc.	Diversified Consumer	Senior Debt (11.1%, Due 10/12)	59.6	58.7	58.7
	Services	Convertible Preferred Stock (1,411,200 shares)		7.2	7.2

				65.9	65.9

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2006

(in millions, except share data)

Company(4)	Industry	Investments(5)	Principal/ Notional	Cost	Fair Value
Hopkins Manufacturing	Auto Components	Subordinated Debt (14.8%, Due 7/12)(7)	32.1	31.8	31.8
Corporation		Redeemable Preferred Stock (3,500 shares)		5.2	5.2

				37.0	37.0
HP Evenflo Acquisition Co.	Household Durables	Senior Debt (11.9%, Due 8/10)(7)	18.4	18.2	18.2
Infiltrator Systems, Inc.	Building Products	Senior Debt (12.4%, Due 10/13)(7)	52.2	51.4	51.4
Innova Holdings, Inc.	Energy Equipment &	Senior Debt (12.9%, Due 3/13)	13.5	13.3	13.3
	Services	Subordinated Debt (15.0%, Due 3/14)(7)	17.2	16.9	16.9
		Convertible Preferred Stock (17,150 shares)		18.3	26.1

				48.5	56.3
Inovis International, Inc.	Software	Senior Debt (11.8%, Due 5/10)(7)	90.0	88.9	88.9
Intergraph Corporation	Software	Senior Debt (11.4%, Due 12/14)	3.0	3.0	3.0
Johnny Appleseed’s Inc.	Internet & Catalog Retail	Subordinated Debt (14.5%, Due 2/12)(7)	18.3	18.0	18.0
Jones Stephens Corp.	Building Products	Subordinated Debt (13.5%, Due 9/13 – 9/14)(7)	22.5	22.1	22.1
Kempwood Partners, Ltd.	Real Estate	Senior Debt (6.5%, Due 5/16)(7)	1.3	1.2	1.2
Lakeshore Drive in Plaza, LLC	Real Estate	Senior Debt (6.1%, Due 4/16)(7)	1.3	1.3	1.3
LTM Enterprises, Inc.	Personal Products	Senior Debt (14.0%, Due 5/11 – 11/11)	12.5	12.4	12.4
Maritime Logistics US	Road & Rail	Common Stock (1,119,132 shares)(1)		1.0	1.0
Holdings, Inc.		Common Stock Warrants (19,800 shares)(1)		—	—

				1.0	1.0
Medical Billing Holdings, Inc.	Commercial Services &	Senior Subordinated Debt (15.0%, Due 9/13)	10.1	10.0	10.0
	Supplies	Convertible Preferred Stock (15,848 shares)		16.3	19.2
		Common Stock (3,962,000 shares)(1)		4.0	4.8

				30.3	34.0
Milton’s Fine Foods, Inc.	Food Products	Subordinated Debt (14.5%, Due 4/11)(7)	8.5	8.4	8.4
Mirion Technologies	Electrical Equipment	Senior Debt (9.9%, Due 5/08 – 11/11)(7)	113.2	112.2	112.8
		Subordinated Debt (15.1%, Due 9/09 – 5/12)(7)	47.0	46.6	46.6
		Convertible Preferred Stock (523,203 shares)		45.2	60.2
		Common Stock (29,422 shares)(1)		3.3	9.5
		Common Stock Warrants (266,245 shares)(1)		22.3	58.7

				229.6	287.8
MTS Group, LLC	Textiles, Apparel & Luxury	Senior Debt (11.8%, Due 10/08 – 10/11)(7)	19.9	19.7	19.7
	Goods	Subordinated Debt (15.0%, Due 10/12)(7)	16.7	16.4	16.4
		Common Membership Unit (558,214 units)(1)		0.7	0.7

				36.8	36.8
Net1 Las Colinas Manager, LLC	Real Estate	Senior Debt (7.7%, Due 10/15)(7)	6.1	6.1	6.1

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2006

(in millions, except share data)

Company(4)	Industry	Investments(5)	Principal/ Notional	Cost	Fair Value
Nursery Supplies, Inc.	Containers & Packaging	Senior Subordinated Debt (13.0%, Due 7/08)(7)	10.2	10.2	10.2
		Junior Subordinated Debt (15.0%, Due 7/08)(6)(7)	10.5	9.5	7.8

				19.7	18.0
Pan Am International Flight	Commercial Services &	Senior Debt (9.4%, Due 7/12)(7)	21.5	21.2	21.2
Academy, Inc.	Supplies	Senior Subordinated Debt (16.0%, Due 7/13)(7)	21.9	21.6	21.6
		Convertible Preferred Stock (9,888 shares)(1)		9.9	9.9

				52.7	52.7
PHC Acquisition, Inc.	Diversified Consumer	Subordinated Debt (14.7%, Due 3/12 – 3/13)(7)	24.4	24.1	24.1
	Services	Convertible Preferred Stock (7,872 shares)(1)		0.3	0.4
		Common Stock (635,384 shares)(1)		27.7	37.5

				52.1	62.0
Phillips & Temro Industries,	Auto Components	Senior Debt (11.8%, Due 12/10 – 12/11)(7)	26.1	26.0	26.0
Inc.		Subordinated Debt (15.0%, Due 12/12)(7)	16.9	16.9	16.9

				42.9	42.9
Plastech Engineered Products, Inc.	Auto Components	Common Stock Warrants (2,145 shares)(1)		2.6	4.7
Retriever Acquisition Co.	Diversified Financial Services	Senior Debt (11.8%, Due 9/14)	50.0	49.8	49.8
Roarke – Money Mailer, LLC	Media	Common Membership Units (24,500 shares)(1)		1.1	2.8
Rocky Shoes & Boots, Inc.(2)	Textiles, Apparel & Luxury Goods	Senior Debt (13.9%, Due 1/11)(7)	10.0	9.9	9.9
RTL Acquisition Corp.	Health Care Providers &	Senior Debt (9.1%, Due 2/11 – 2/12)(7)	5.6	5.5	5.5
	Services	Subordinated Debt (14.0%, Due 2/13)(7)	16.3	16.1	16.1
		Redeemable Preferred Stock (71,377 shares)		9.0	9.0
		Convertible Preferred Stock (155,013 shares)(1)		7.0	6.3
		Common Stock (8,159 shares)(1)		0.4	—
		Common Stock Warrants (71,377 shares)(1)		3.2	3.2

				41.2	40.1
Safemark Acquisitions, Inc.	Commercial Services &	Senior Debt (11.6%, Due 7/09 – 6/10)(7)	22.1	21.8	21.8
	Supplies	Subordinated Debt (14.5%, Due 6/11 – 6/12)(7)	13.1	12.9	12.9
		Redeemable Preferred Stock (7,700 shares)(1)		4.8	4.8
		Convertible Preferred Stock (2,100 shares)(1)		0.2	0.2
		Preferred Stock Warrants (35,522 shares)(1)		3.5	0.9

				43.2	40.6
Sanda Kan (Cayman I) Holdings Company Limited(3)	Leisure Equipment & Products	Common Stock (67,973 shares)(1)		4.6	1.9
Sanlo Holdings, Inc.	Electrical Equipment	Subordinated Debt (13.9%, Due 7/11 – 7/12)(7)	10.5	10.0	10.0
		Common Stock Warrants (5,187 shares)(1)		0.5	0.5

				10.5	10.5

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2006

(in millions, except share data)

Company(4)	Industry	Investments(5)	Principal/ Notional	Cost	Fair Value
SDP Consulting, Inc.	Construction & Engineering	Senior Debt (10.7%, Due 5/11 – 5/12)(7)	138.4	136.6	136.6
		Common Stock (35,000 shares)(1)		0.1	0.1

				136.7	136.7
Securus Technologies, Inc.	Diversified Telecommunication Services	Common Stock (12,281 shares)(1)		0.7	—
Soff-Cut Holdings, Inc.	Machinery	Senior Debt (12.0%, Due 8/09 – 8/12)(7)	22.3	22.1	22.1
Specialty Brands of America,	Food Products	Senior Debt (11.1%, Due 12/07 – 5/11)(7)	19.2	19.0	19.0
Inc.		Subordinated Debt (13.4%, Due 9/08 – 5/14)(7)	40.1	39.9	39.9
		Redeemable Preferred Stock (146,513 shares)		11.7	11.7
		Convertible Preferred Stock (130,165 shares)		13.7	17.1
		Common Stock (23,741shares)(1)		2.4	2.9
		Common Stock Warrants (68,255 shares)(1)		6.8	8.4

				93.5	99.0
SPL Acquisition Corp.	Pharmaceuticals	Senior Debt (12.0%, Due 8/12 – 8/13)	43.0	42.4	42.4
		Senior Subordinated Debt (15.3%, Due 8/14 – 8/15)(7)	39.8	39.2	39.2
		Convertible Preferred Stock (68,065 shares)(1)		32.8	26.0
		Common Stock (68,065 shares)(1)		—	—

				114.4	107.6
SSH Acquisition, Inc.	Commercial Services &	Senior Debt (12.4%, Due 9/12)(7)	12.5	12.3	12.3
	Supplies	Subordinated Debt (14.0%, Due 9/13)(7)	19.0	18.8	18.8
		Convertible Preferred Stock (357,700 shares)		27.3	50.2

				58.4	81.3
Stein World, LLC	Household Durables	Senior Debt (13.3%, Due 10/11)	8.7	8.6	8.6
		Subordinated Debt (19.3%, Due 10/12 – 10/13)(6)	25.2	22.4	4.2

				31.0	12.8
Supreme Corq Holdings, LLC	Household Products	Senior Debt (8.9%, Due 6/09)	4.3	4.2	4.2
		Subordinated Debt (12.0%, Due 6/12)(6)	5.0	4.1	—
		Common membership Warrants (3,359 shares)(1)		0.4	—

				8.7	4.2
Tanenbaum-Harber Co.	Insurance	Senior Debt (9.4%, Due 3/12)(7)	2.8	2.8	2.8
Holdings, Inc.		Subordinated Debt (13.0%, Due 3/13)(7)	8.9	8.8	8.8
		Redeemable Preferred Stock (315 shares)		0.3	0.3
		Common Stock (3,500 shares)(1)		—	—

				11.9	11.9
TestAmerica Environmental	Commercial Services &	Senior Debt (9.6%, Due 12/11 – 12/13)(7)	180.5	177.6	177.6
Services, LLC	Supplies	Subordinated Debt (14.0%, Due 12/14)(7)	40.0	39.4	39.4
		Preferred Unit (14,000,000 units)(1)		8.3	8.3
		Preferred Unit Warrants (2,400,269 units)(1)		5.7	5.7

				231.0	231.0
Technical Concepts Holdings, LLC	Building Products	Common Membership Warrants (792,149 shares)(1)		1.7	4.5

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2006

(in millions, except share data)

Company(4)	Industry	Investments(5)	Principal/ Notional	Cost	Fair Value
The Tensar Corporation	Construction & Engineering	Senior Debt (12.6%, Due 4/13)(7)	84.0	82.9	82.9
		Subordinated Debt (17.5%, Due 10/13)	31.4	31.0	31.0

				113.9	113.9
ThreeSixty Sourcing, Inc. (3)	Commercial Services &	Senior Debt (13.4%, Due 9/08)	6.0	6.0	6.0
	Supplies	Common Stock Warrants (35 shares)(1)		4.1	—

				10.1	6.0
TransFirst Holdings, Inc.	Commercial Services & Supplies	Senior Debt (11.6%, Due 8/13)(7)	54.0	53.7	53.7
Trigeant, Ltd.	Oil, Gas & Consumable Fuels	Senior Debt (14.4%, Due 12/11)	22.0	21.7	21.7
Tyden Caymen Holdings	Electronic Equipment &	Senior Debt (12.8%, Due 5/10 – 11/11)(7)	12.2	12.1	12.1
Corp.	Instruments	Subordinated Debt (13.8%, Due 5/12)(7)	14.5	14.3	14.3
		Common Stock (1,400,000 shares)(1)		1.4	3.0

				27.8	29.4
UFG Holding Corp.	Food Products	Senior Debt (9.1%, Due 5/12)	4.8	4.8	4.8
		Subordinated Debt (15.0%, Due 5/15 – 5/16)(7)	52.9	52.2	52.2
		Redeemable Preferred Stock (24,737 shares)		26.1	25.2
		Convertible Preferred Stock (30,921 shares)(1)		3.1	—
		Common Stock (30,921 shares)(1)		3.1	—

				89.3	82.2
Unique Fabricating	Auto Components	Senior Debt (13.9%, Due 2/10 – 2/12)(7)	6.5	6.4	6.4
Incorporated		Subordinated Debt (17.0%, Due 2/13)(7)	7.1	7.1	7.1
		Redeemable Preferred Stock (1,750 shares)(1)		1.8	1.8
		Common Stock Warrants (4,445 shares)(1)		0.2	0.2

				15.5	15.5
Varel Holdings, Inc.	Energy Equipment &	Senior Debt (11.5%, Due 10/11)	40.0	39.4	39.4
	Services	Subordinated Debt (14.0%, Due 4/12)	10.3	9.4	9.4
		Common Stock Warrants (22,256 shares)(1)		0.8	0.8

				49.6	49.6
Venus Swimwear, Inc.	Internet & Catalog Retail	Senior Debt (8.8%, Due 12/11 – 12/12)(7)	33.5	32.9	32.9
		Subordinated Debt (14.0%, Due 12/13)(7)	20.1	19.8	19.8

				52.7	52.7
Visador Holding Corp.	Building Products	Subordinated Debt (15.0%, Due 2/10)(7)	10.8	10.5	10.5
		Common Stock Warrants (4,284 shares)(1)		0.5	0.4

				11.0	10.9
Whisperwood Limited Partnership	Real Estate	Senior Debt (5.1%, Due 9/15)(7)	4.6	4.3	4.3
WIL Research Holding Company, Inc.	Biotechnology	Convertible Preferred Stock (862,323 shares)		0.6	1.5
WWC Acquisitions, Inc.	Commercial Services & Supplies	Senior Debt (9.9%, Due 12/11 – 12/13)(7)	95.8	94.3	94.3

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2006

(in millions, except share data)

Company(4)	Industry	Investments(5)	Principal/ Notional	Cost	Fair Value
CMBS INVESTMENTS

Banc of America Commercial Mortgage Trust 2006-3	Real Estate	Commercial Mortgage Pass-Through Certificates (5.5%, Due 7/16 – 8/16)(7)	55.5	30.2	30.8
Banc of America Commercial Mortgage Trust 2006-4	Real Estate	Commercial Mortgage Pass-Through Certificates (5.4%, Due 9/16)(7)	13.4	10.9	11.0
Citigroup Commercial Mortgage Securities Trust 2006-C5	Real Estate	Commercial Mortgage Pass-Through Certificates (5.1%, Due 11/16)(7)	11.7	9.5	9.5
Credit Suisse Commercial Mortgage Trust 2006-C5	Real Estate	Commercial Mortgage Pass-Through Certificates (5.1%, Due 12/16)(7)	14.7	11.7	11.7
GE Commercial Mortgage Corporation, Series 2006-C1	Real Estate	Commercial Mortgage Pass-Through Certificates (5.3%, Due 3/16)(7)	8.9	7.3	7.4
GS Mortgage Securities Trust 2006-GG8	Real Estate	Commercial Mortgage Pass-Through Certificates (5.3%, Due 10/16)(7)	18.6	15.2	15.2
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP5	Real Estate	Commercial Mortgage Pass-Through Certificates (5.0%, Due 12/15)(7)	136.2	78.5	78.2
J.P. Morgan Chase Commercial Mortgage Securities Trust 2006-CIBC17	Real Estate	Commercial Mortgage Pass-Through Certificates (5.2%, Due 11/16)(7)	62.1	28.6	28.6
J.P. Morgan Chase Commercial Mortgage Securities Trust 2006-LDP7	Real Estate	Commercial Mortgage Pass-Through Certificates (5.7%, Due 6/15 – 5/17)(7)	16.3	13.0	13.3
J.P. Morgan-CIBC Commercial Mortgage-Backed Securities Trust 2006-RR1	Real Estate	Commercial Mortgage Pass-Through Certificates (5.6%, Due 10/17 – 8/20)(7)	11.8	7.6	7.9
LB-UBS Commercial Mortgage Trust 2006-C4	Real Estate	Commercial Mortgage Pass-Through Certificates (5.7%, Due 6/16 – 5/21)(7)	48.5	26.1	25.8
LB-UBS Commercial Mortgage Trust 2006-C7	Real Estate	Commercial Mortgage Pass-Through Certificates (5.1%, Due 11/16)(7)	53.1	25.2	25.2
Merrill Lynch Mortgage Trust 2006-C1	Real Estate	Commercial Mortgage Pass-Through Certificates (5.6%, Due 5/16 – 12/25)(7)	71.6	40.4	41.5
ML-CFC Commercial Mortgage Trust 2006-C2	Real Estate	Commercial Mortgage Pass-Through Certificates (5.6%, Due 6/16 – 7/17)(7)	57.5	32.0	32.8
ML-CFC Commercial Mortgage Trust 2006-C4	Real Estate	Commercial Mortgage Pass-Through Certificates (4.9%, Due 12/16)(7)	11.1	17.5	17.5
Wachovia Bank Commercial Mortgage Trust, Series 2006-C28	Real Estate	Commercial Mortgage Pass-Through Certificates (5.3%, Due 10/16)(7)	92.5	47.1	47.1
Wachovia Bank Commercial Mortgage Trust, Series 2006-C26	Real Estate	Commercial Mortgage Pass-Through Certificates (5.7%, Due 6/16 – 8/16)(7)	46.7	23.9	24.6

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2006

(in millions, except share data)

Company(4)	Industry	Investments(5)	Principal/ Notional	Cost	Fair Value
Wachovia Bank Commercial Mortgage Trust, Series 2006-C23	Real Estate	Commercial Mortgage Pass-Through Certificates (5.1%, Due 2/16 – 11/28)(7)	130.0	63.4	63.3
CLO INVESTMENTS
Ares VIII CLO, Ltd.	Diversified Financial Services	Preference Shares (5,000 shares)		4.1	4.6
Babson CLO Ltd. 2006-II	Diversified Financial Services	Income Notes (15,000 shares)		14.4	14.4
CoLTs 2005-1 Ltd.	Diversified Financial Services	Preference Shares (360 shares)		6.6	7.8
CoLTs 2005-2 Ltd.	Diversified Financial Services	Preference Shares (34,170,000 shares)		33.1	32.4
Flagship CLO V	Diversified Financial Services	Subordinated Securities (15,000 shares)		14.8	14.8
LightPoint CLO IV, LTD	Diversified Financial Services	Income Notes (6,700,000 shares)		6.5	7.5
Mayport CLO Ltd.	Diversified Financial Services	Income Notes (14,000 shares)		13.1	13.1
NYLIM Flatiron CLO 2006-1 LTD.	Diversified Financial Services	Subordinated Securities (10,000 shares)		10.1	10.1
Vitesse CLO, Ltd.	Diversified Financial Services	Preference Securities (15,00,000 shares)		15.1	14.6
Cent CDO 12 Limited	Diversified Financial Services	Income Notes (26,355,270 shares)		23.8	23.8
Sapphire Valley CDO I, Ltd.	Diversified Financial Services	Subordinated Notes (14,000,000 shares)		12.8	12.8
Subtotal Non-Control / Non-Affiliate Investments (60% of total investment assets and liabilities at fair value)				4,827.0	4,869.1

AFFILIATE INVESTMENTS

CCCI Holdings, Inc.	Diversified Consumer	Senior Debt (11.4%, Due 12/12)	75.0	73.8	73.8
	Services	Convertible Preferred Stock (876,269 shares)(1)		5.7	5.7

				79.5	79.5
Coghead, Inc.	Internet Software & Services	Convertible Preferred Stock (6,591,750 shares)(1)		3.2	3.2
IS Holdings I, Inc.	Software	Senior Debt (12.1%, Due 10/12)	8.0	7.9	7.9
		Redeemable Preferred Stock (2,772 shares)		2.8	2.8
		Common Stock (1,400,000 shares)(1)		—	—

				10.7	10.7
Kirby Lester Holdings, LLC	Health Care Equipment &	Senior Debt (11.8%, Due 9/10 – 9/12)(7)	12.2	12.0	12.0
	Supplies	Subordinated Debt (16.0%, Due 9/13)(7)	12.1	11.7	11.9

				23.7	23.9
Marcal Paper Mills, Inc.	Household Products	Common Stock Warrants (209,255 shares)(1)		—	—
		Common Stock (146,478 shares)(1)		—	—

				—	—

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2006

(in millions, except share data)

Company(4)	Industry	Investments(5)	Principal/ Notional	Cost	Fair Value
Narus, Inc.	Internet Software & Services	Convertible Preferred Stock (15,086,208 shares)(1)		8.8	8.8
NBD Holdings Corp.	Diversified Financial	Subordinated Debt (14.0%, Due 8/13)(7)	43.4	42.8	42.8
	Services	Convertible Preferred Stock (101,072 shares)(1)		10.8	10.8
		Common Stock (760,570 shares)(1)		0.1	0.1

				53.7	53.7
Nivel Holdings, LLC	Distributors	Senior Debt (8.8%, Due 4/11 – 4/12)(7)	5.7	5.6	5.6
		Subordinated Debt (14.9%, Due 4/13 – 4/14)(7)	16.8	16.5	16.5

				22.1	22.1
NPC Holdings, Inc.	Building Products	Senior Debt (12.3%, Due 6/12)(7)	4.5	4.4	4.4
		Subordinated Debt (15.0%, Due 6/13)(7)	8.3	8.2	8.2
		Redeemable Preferred Stock (9,293 shares)		7.4	7.4
		Convertible Preferred Stock (9,583 shares)		1.0	1.0
		Preferred Stock Warrants (30,647 shares)(1)		3.1	3.1
		Common Stock (56 shares)(1)		—	—

				24.1	24.1
Qualitor Component Holdings,	Auto Components	Subordinated Debt (17.0%, Due 12/12)(7)	30.1	29.7	29.7
LLC		Redeemable Preferred Stock (3,150,000shares)(1)		3.1	0.7
		Common Units (350,000 units)(1)		0.4	—

				33.2	30.4
Radar Detection Holdings	Household Durables	Senior Debt (12.6%, Due 11/12)(7)	13.0	13.0	13.0
Corp		Common Stock (48,857 shares)(1)		0.7	5.9

				13.7	18.9
Roadrunner Dawes, Inc.	Road & Rail	Subordinated Debt (14.0%, Due 9/12)(7)	18.1	17.9	17.9
		Common Stock (7,000 shares)(1)		7.0	2.7

				24.9	20.6
Seroyal Holdings, L.P.(3)	Health Care Equipment &	Senior Debt (16.3%, Due 12/10)(7)	3.1	3.0	3.0
	Supplies	Subordinated Debt (14.5%, Due 12/11)(7)	9.3	8.9	8.9
		Redeemable Preferred Partnership Units (40,000 units)(1)		0.5	0.6
		Partnership Units (114,406 units)(1)		1.0	2.0

				13.4	14.5
Small Smiles Holding Company, LLC	Health Care Providers & Services	Subordinated Debt (14.9%, Due 9/13 – 9/14)(7)	90.2	88.9	88.9
TechBooks, Inc.	IT Services	Subordinated Debt (15.5%, Due 8/09)(7)	50.8	50.2	50.2
		Convertible Preferred Stock (3,061,225 shares)(1)		10.5	28.6

				60.7	78.8
The Hygenic Corporation	Health Care Equipment &	Senior Debt (12.4%, Due 10/12)(7)	18.0	17.8	17.8
	Supplies	Redeemable Preferred Stock (6,510 shares)		8.0	8.0
		Common Stock (143,907 shares)(1)		0.8	21.2

				26.6	47.0

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2006

(in millions, except share data)

Company(4)	Industry	Investments(5)	Principal/ Notional	Cost	Fair Value
Tymphany Corporation	Electronic Equipment & Instruments	Convertible Preferred Stock (5,711,416 shares)(1)		9.1	9.1
WIS International	Commercial Services &	Convertible Preferred Stock (296,000 shares)(1)		29.6	29.6
	Supplies	Common Stock (74,000 shares)(1)		7.4	7.4

				37.0	37.0
WFS Holding, Inc.	Software	Convertible Preferred Stock (24.500,000 shares)(1)		2.4	4.5
Subtotal Affiliate Investments (7% of total investment assets and liabilities at fair value)				535.7	575.7

CONTROL INVESTMENTS

ACAS Equity Holdings Corp.	Diversified Financial Services	Common Units (700 shares)(1)		19.4	22.8
ACSAB, LLC	Oil, Gas & Consumable	Subordinated Debt (16.6%, Due 9/07 – 2/15)	31.0	30.4	30.4
	Fuels	Common Units (30,328 units)(1)		29.4	128.2

				59.8	158.6
Aeriform Corporation	Chemicals	Subordinated Debt (0.0%, Due 5/09)(1)	7.2	6.1	2.7
American Capital Asset Management, LLC	Diversified Financial Services	Common Membership (100% membership interest)		—	—
American Capital Equity Management, LLC	Diversified Financial Services	Common Membership (100% membership interest)		16.0	36.0
American Driveline Systems,	Commercial Services &	Senior Debt (8.9%, Due 8/12)	5.3	5.3	5.3
Inc.	Supplies	Subordinated Debt (14.0%, Due 8/13 – 8/14)(7)	40.5	39.8	39.8
		Redeemable Preferred Stock (484,334 shares)		31.2	31.2
		Common Stock(154,515 shares)(1)		13.0	17.6
		Common Stock Warrants (244,205 shares)(1)		20.9	27.8

				110.2	121.7
Auxi Health, Inc.	Health Care Providers &	Senior Debt (12.4%, Due 12/07)	5.3	5.3	5.3
	Services	Subordinated Debt (14.0%, Due 1/07 – 3/09)	15.1	5.8	5.8
		Subordinated Debt (14.0%, Due 3/09)(6)	6.1	7.3	5.9
		Convertible Preferred Stock (9,310,910 shares)(1)		1.9	—

				20.3	17.0
BPWest, Inc.	Energy Equipment &	Senior Debt (8.6%, Due 8/11)(7)	8.0	7.9	7.9
	Services	Subordinated Debt (15.0%, Due 7/12)(7)	8.2	8.1	8.1
		Redeemable Preferred Stock (6,203 shares)		6.6	6.2
		Common Stock (620,362 shares)(1)		—	21.1

				22.6	43.3
Bridgeport International, LLC(3)	Machinery	Common membership units (100 units)(1)		2.6	—
Capital.com, Inc.	Diversified Financial Services	Common Stock (8,500,100 shares)(1)		1.5	0.4
Consolidated Utility Services,	Commercial Services &	Subordinated Debt (15.0%, Due 5/10)(7)	6.9	6.8	6.8
Inc.	Supplies	Redeemable Preferred Stock (2,537,500 shares)		3.0	3.0
		Common Stock (41,234 shares)(1)		—	6.6

				9.8	16.4

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2006

(in millions, except share data)

Company(4)	Industry	Investments(5)	Principal/ Notional	Cost	Fair Value
DanChem Technologies, Inc.	Chemicals	Senior Debt (11.3%, Due 12/10)	14.4	14.4	14.4
		Redeemable Preferred Stock (9,067 shares)(1)		7.6	3.3
		Common Stock (299,403 shares)(1)		1.8	—
		Common Stock Warrants (401,622 shares)(1)		2.2	—

				26.0	17.7
ECA Acquisition Holdings,	Health Care Equipment &	Senior Debt (13.9%, Due 4/10 – 4/12)(7)	14.8	14.5	14.5
Inc.	Supplies	Subordinated Debt (16.5%, Due 4/14)(7)	10.1	10.0	10.0
		Common Stock (700 shares)(1)		13.3	18.8

				37.8	43.3
eLynx Holdings, Inc.	IT Services	Senior Debt (11.7%, Due 9/09 – 9/12)(7)	16.8	16.6	16.6
		Subordinated Debt (15.0%, Due 12/10 – 12/11)(7)	9.0	8.8	8.8
		Redeemable Preferred Stock (21,114 shares)(1)		9.0	10.1
		Common Stock (11,261 shares)(1)		1.1	—
		Common Stock Warrants (131,281 shares)(1)		13.1	0.7

				48.6	36.2
ETG Holdings, Inc.	Containers & Packaging	Senior Debt (12.9%, Due 5/11)(7)	7.4	7.3	7.3
		Subordinated Debt (16.8%, Due 5/12 – 5/13)(7)	11.5	11.4	11.4
		Convertible Preferred Stock (233,202 shares)(1)		11.4	2.3

				30.1	21.0
European Capital Limited(3)	Diversified Financial	Participating Preferred Shares (52,074,548 shares)(1)		653.7	728.9
	Services	Ordinary Shares (100 shares)(1)		—	—
		Participating Preferred Warrants (18,750,000 shares)(1)		—	22.1

				653.7	751.0
European Touch, LTD. II	Commercial Services &	Subordinated Debt (12.4%, Due 5/07)(7)	15.6	15.6	15.6
	Supplies	Redeemable Preferred Stock (315 shares)		0.4	0.4
		Common Stock (2,027 shares)(1)		1.1	4.4
		Common Stock Warrants (7,105 shares)(1)		3.7	13.8

				20.8	34.2
Flexi-Mat Holding, Inc.	Textiles, Apparel & Luxury Goods	Senior Debt (18.5%, Due 2/07 – 11/09)(6)	5.5	5.0	—
Fosbel Global Services	Commercial Services &	Senior Debt (9.3%, Due 7/10 – 7/11)(7)	43.5	43.0	43.0
(LUXCO) S.C.A(3)	Supplies	Subordinated Debt (14.3%, Due 7/12 – 7/13)(7)	24.8	24.5	24.5
		Redeemable Preferred Stock (22,153,338 shares)(1)		22.1	19.8
		Convertible Preferred Stock (1,824,393 shares)(1)		3.6	—
		Common Stock (130,313 shares)(1)		0.3	—

				93.5	87.3
Future Food, Inc.	Food Products	Senior Debt (13.3%, Due 7/10)(7)	9.8	9.7	9.7
		Subordinated Debt (12.4%, Due 7/11 – 7/12)(7)	14.0	12.8	12.8
		Common Stock (64,917 shares)(1)		13.0	6.7
		Common Stock Warrants (6,500 shares)(1)		1.3	1.0

				36.8	30.2

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2006

(in millions, except share data)

Company(4)	Industry	Investments(5)	Principal/ Notional	Cost	Fair Value
FutureLogic, Inc.	Computers & Peripherals	Senior Debt (13.1%, Due 2/10 – 2/12)(7)	47.7	47.3	47.3
		Subordinated Debt (15.0%, Due 2/13)(7)	30.7	30.3	30.3
		Common Stock (155,513 shares)(1)		18.6	31.0

				96.2	108.6
Halex Holdings Corp.	Construction Materials	Senior Debt (12.3%, Due 7/08 – 10/08)	21.8	21.7	21.7
		Subordinated Debt (15%, Due 8/10)(6)	14.1	12.9	10.2
		Redeemable Preferred Stock (16,113,132 shares)(1)		25.1	—
		Common Stock (36,338,814 shares)(1)		—	—
		Common Stock Warrants (18,750,000 shares)(1)		—	—

				59.7	31.9
Hartstrings Holdings Corp.	Textiles, Apparel & Luxury	Senior Debt (11.0%, Due 12/10)	8.5	8.4	8.4
	Goods	Senior Debt (13.3%, Due 12/10)(6)	3.8	3.4	0.6
		Convertible Preferred Stock (10,194 shares)(1)		3.0	—
		Common Stock (14,250 shares)(1)		4.8	—

				19.6	9.0
Hospitality Mints, Inc.	Food Products	Senior Debt (13.3%, Due 11/10)(7)	7.4	7.3	7.3
		Subordinated Debt (12.4%, Due 11/11 – 11/12)(7)	18.5	18.2	18.2
		Convertible Preferred Stock (66,639 shares)		13.4	19.8
		Common Stock Warrants (86,817 shares)(1)		0.1	1.0

				39.0	46.3
KIC Holdings Corp.	Building Products	Senior Debt (12.5%, Due 9/10)	7.5	7.5	7.5
		Subordinated Debt (12.0%, Due 9/11)	12.4	12.0	12.0
		Redeemable Preferred Stock (21,249 shares)(1)		11.5	0.8
		Common Stock (9,397 shares)(1)		—	—
		Common Stock Warrants (147,216 shares)(1)		3.1	—

				34.1	20.3
Lifoam Holdings, Inc.	Leisure Equipment &	Senior Debt (10.6%, Due 6/07 – 6/10)(7)	35.7	35.5	35.5
	Products	Subordinated Debt (14.3%, Due 6/11 – 6/12)(7)	22.7	22.4	22.4
		Redeemable Preferred Stock (6,160 shares)(1)		4.2	1.4
		Common Stock (14,000 shares)(1)		1.4	—
		Common Stock Warrants (29,304 shares)(1)		2.9	—

				66.4	59.3
Logex Corporation	Road & Rail	Subordinated Debt (12.6%, Due 7/08)(6)	36.7	29.7	9.7
		Redeemable Preferred Stock (416 shares)(1)		2.3	—
		Common Stock (487,019 shares)(1)		0.5	—

				32.5	9.7
LVI Holdings, LLC	Commercial Services &	Senior Debt (10.9%, Due 2/10)(7)	3.4	3.3	3.3
	Supplies	Subordinated Debt (18.0%, Due 2/13)(7)	10.1	10.0	10.0

				13.3	13.3
MBT International, Inc.	Distributors	Senior Subordinated Debt (13.0%, Due 5/09)	1.0	0.8	0.8
		Junior Subordinated Debt (9.0%, Due 5/09)(6)	6.4	4.1	1.8

				4.9	2.6

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2006

(in millions, except share data)

Company(4)	Industry	Investments(5)	Principal/ Notional	Cost	Fair Value
MW Acquisition Corporation	Health Care Providers &	Senior Debt (8.9%, Due 12/12)(7)	9.0	9.0	9.0
	Services	Subordinated Debt (16.1%, Due 2/13 – 2/14)(7)	24.1	23.8	23.8
		Convertible Preferred Stock (45,647 shares)		16.2	16.2
		Common Stock (61,864 shares)(1)		—	12.3

				49.0	61.3
New Piper Aircraft, Inc.	Aerospace & Defense	Senior Debt (9.5%, Due 6/09)	10.0	9.4	9.4
		Subordinated Debt (8.0%, Due 7/13)	0.6	0.1	0.6
		Common Stock (574,917 shares)(1)		0.1	25.2

				9.6	35.2
New Starcom Holdings, Inc.	Construction & Engineering	Subordinated Debt (12.1%, Due 12/08 - 12/09)(7)	31.7	27.9	27.9
		Convertible Preferred Stock (22,430 shares)(1)		8.0	10.8
		Common Stock (70 shares)(1)		—	—

				35.9	38.7
nSpired Holdings, Inc.	Food Products	Senior Debt (9.6%, Due 12/08)	16.6	16.5	16.5
		Senior Debt (10.0%, Due 12/09)(6)	5.5	5.1	0.5
		Redeemable Preferred Stock (17,150 shares)(1)		17.1	—
		Common Stock (11,712,947shares)(1)		3.5	—

				42.2	17.0
PaR Systems, Inc.	Machinery	Subordinated Debt (14.9%, Due 2/10)(7)	9.1	9.1	9.1
		Common Stock (238,855 shares)(1)		0.8	1.4
		Common Stock Warrants (20,444 shares)(1)		—	0.1

				9.9	10.6
Pasternack Enterprises, Inc.	Electrical Equipment	Senior Debt (8.9%, Due 5/12)(7)	4.0	3.6	3.6
		Subordinated Debt (14.8%, Due 12/13 – 12/14)(7)	28.1	27.8	27.8
		Common Stock (69,159 shares)(1)		13.6	28.6

				45.0	60.0
PHC Sharp Holdings, Inc.	Commercial Services & Supplies	Senior Debt (11.3%, Due 12/11 – 12/12)(7)	16.5	16.3	16.3
		Subordinated Debt (15.0%, Due 12/14)(7)	15.0	14.8	14.8
		Convertible Preferred Stock (240,984 shares)		2.9	2.9
		Common Stock (60,246 shares)(1)		0.7	0.7

				34.7	34.7
PHI Acquisitions, Inc.	Internet & Catalog Retail	Senior Debt (12.3%, Due 6/12)(7)	10.0	9.9	9.9
		Subordinated Debt (14.1%, Due 6/13)(7)	23.0	22.7	22.7
		Redeemable Preferred Stock (43,547 shares)		35.3	35.3
		Common Stock (48,384 shares)(1)		4.6	4.6
		Common Stock Warrants (139,367 shares)(1)		13.9	13.9

				86.4	86.4
Precitech Holdings, Inc.	Machinery	Junior Subordinated Debt (17.0%, Due 12/12)(6)	8.0	4.7	2.2
Ranpak Acquisition, Inc.	Containers & Packaging	Senior Debt (7.9%, Due 12/11)	2.7	2.7	2.7
		Subordinated Debt (13.6%, Due 12/12-12/13)(7)	104.7	103.3	103.3
		Redeemable Preferred Stock (114,117 shares)		86.2	86.2
		Common Stock (126,797shares)(1)		12.7	17.4
		Common Stock Warrants (379,379 shares)(1)		37.9	72.0

				242.8	281.6

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2006

(in millions, except share data)

Company(4)	Industry	Investments(5)	Principal/ Notional	Cost	Fair Value
Reef Point Systems, Inc.	Communications Equipment	Convertible Preferred Stock (46,666,666 shares)(1)		8.4	7.9
SAV Holdings, Inc.	Commercial Services &	Senior Debt (12.3%, Due 11/11)(7)	17.0	16.6	16.6
	Supplies	Subordinated Debt (14.0%, Due 11/12)(7)	12.3	12.1	12.1
		Redeemable Preferred Stock (18,144 shares)		19.9	19.9
		Common Stock (2,016,000 shares)(1)		2.0	34.0

				50.6	82.6
Sixnet, LLC	Electronic Equipment &	Senior Debt (10.4%, Due 6/10)(7)	9.0	8.9	8.9
	Instruments	Subordinated Debt (17.0%, Due 6/13)(7)	9.8	9.7	9.7
		Membership Units (339 units)(1)		4.2	8.6

				22.8	27.2
Stravina Holdings, Inc.	Personal Products	Senior Debt (10.0%, Due 01/10 – 4/11)	31.1	31.2	27.9
		Senior Debt (14.0%, Due 01/10 – 4/11)(6)	23.7	21.4	—
		Subordinated Debt (18.5%, Due 2/11)(6)	5.9	3.2	—
		Redeemable Preferred Stock (7,564,822 shares)(1)		5.0	—
		Common Stock (76,300 shares)(1)		—	—

				60.8	27.9
UFG Real Estate Holdings, LLC	Real Estate	Common Membership (70 shares)(1)		3.5	3.5
Unwired Holdings, Inc.	Household Durables	Senior Debt (9.3%, Due 6/10 – 6/11)	0.1	0.1	0.1
		Senior Debt (12.8%, Due 6/11)(6)	8.2	7.5	2.9
		Subordinated Debt (15.0%, Due 6/12 – 6/13)(6)	17.2	14.8	—
		Redeemable Preferred Stock (12,740 shares)(1)		12.7	—
		Preferred Stock Warrants (39,690 shares)(1)		—	—
		Common Stock (126,001 shares)(1)		1.3	—
		Common Stock Warrants (439,205 shares)(1)		—	—

				36.4	3.0
VP Acquisitions Holdings,	Health Care Equipment &	Subordinated Debt (14.5%, Due 10/13 – 10/14)(7)	18.6	18.2	18.2
Inc.	Supplies	Common Stock (23,750 shares)(1)		29.7	35.3
		Common Stock Warrants (2,720 shares)(1)		—	—

				47.9	53.5
Warner Power, LLC	Electrical Equipment	Senior Debt (12.3%, Due 12/07)	6.3	6.3	6.3
		Subordinated Debt (12.6%, Due 12/07)	5.0	4.8	4.8
		Redeemable Preferred Stock (4,558,400 units)(1)		3.6	3.6
		Common Membership Units (33,175 units)(1)		2.3	0.6

				17.0	15.3

CDO/CLO INVESTMENTS
ACAS Wachovia Investments, L.P.	Diversified Financial Services	Partnership Interest, 90% of L.P.		22.4	21.3
Subtotal Control Investments (32% of total investment assets and liabilities at fair value)				2,416.3	2,610.7

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2006

(in millions, except share data)

Company(4)	Industry	Investments(5)	Principal/ Notional	Cost	Fair Value

DERIVATIVE AGREEMENTS

Wachovia Bank, N.A.	Interest Rate Swap—Pay Fixed/ Receive Floating	2 Contracts (4.6%, Expiring 1/14 – 12/15)	272.0	—	8.2
Bank Of America, N.A.	Interest Rate Swap—Pay Fixed/ Receive Floating	1 Contract (4.7%, Expiring 8/15)	37.0	0.5	0.6
BMO Financial Group	Interest Rate Swap—Pay Fixed/ Receive Floating	1 Contract (5.1%, Expiring 11/16)	13.0	—	0.1
Bayerische Hypo-Und Vereinsbank AG, NY	Interest Rate Swap—Pay Fixed/ Receive Floating	1 Contract (5.1%, Expiring 12/16)	11.0	—	0.1
Citibank, N.A.	Interest Rate Swap—Pay Fixed/ Receive Floating	1 Contract (4.6%, Expiring 4/12)	530.0	—	8.2
Credit Suisse International	Interest Rate Swap—Pay Fixed/ Receive Floating	1 Contract (4.7%, Expiring 9/15)	73.0	1.0	1.3
HSBC Bank USA, National Association	Interest Rate Swap—Pay Fixed/ Receive Floating	1 Contract (4.7%, Expiring 8/15)	37.0	0.5	0.6
PNC Bank, N.A.	Interest Rate Swap—Pay Fixed/ Receive Floating	1 Contract (5.2%, Expiring 11/16)	27.0	—	0.1
WestLB AG	Interest Rate Swap—Pay Fixed/ Receive Floating	1 Contract (4.9%, Expiring 12/16)	17.0	—	0.4
Citibank, N.A.	Interest Rate Swaption—Pay Floating/ Receive Fixed	1 Contract (4.6%, Expiring 4/12)	40.0	—	0.3
BMO Financial Group	Interest Rate Swaption—Pay Floating/ Receive Fixed	1 Contract (5.5%, Expiring 2/13)	23.0	—	0.2
Citibank, N.A.	Foreign Exchange Forward—Pay Euros / Receive GBP	1 Contract (Expiring 2/11)	—	—	0.2
Subtotal Derivative Agreements (less than 1% of total investment assets and liabilities at fair value)				2.0	20.3
Total Investment Assets				$7,781.0	$8,075.8

DERIVATIVE AGREEMENTS

Wachovia Bank, N.A.	Interest Rate Swap—Pay Fixed/ Receive Floating	5 Contracts (5.3%, Expiring 2/16 – 6/16)	$78.0	$—	$(1.6)
Citibank, N.A.	Interest Rate Swap—Pay Fixed/ Receive Floating	4 Contracts (5.6%, Expiring 5/16 – 6/20)	44.0	—	(1.6)
Bayerische Hypo-Und Vereinsbank AG, NY	Interest Rate Swap—Pay Fixed/ Receive Floating	3 Contracts (5.7%, Expiring 6/16 – 7/16)	55.0	—	(2.6)
BMO Financial Group	Interest Rate Swap—Pay Fixed/ Receive Floating	1 Contract (5.4%, Expiring 2/13)	286.0	—	(6.5)
PNC Bank, N.A.	Interest Rate Swap—Pay Fixed/ Receive Floating	1 Contract (5.7%, Expiring 6/16)	26.0	—	(1.0)
Total Investment Liabilities (less than 1% of total investment assets and liabilities at fair value)				$—	$(13.3)

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2006

(in millions, except share data)

(1)	Non-income producing.
(2)	Publicly traded company or a consolidated subsidiary of a public company.
(3)	International investment.
(4)	Certain of the securities are issued by affiliate(s) of the listed portfolio company.
(5)	Interest rates represent the weighted average annual stated interest rate on loans and debt securities as of period end, which are presented by the nature of indebtedness by a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(6)	Debt security is on non-accrual status and therefore considered non-income producing.
(7)	All or a portion of the securities are pledged as collateral under various secured financing arrangements.

See accompanying notes.

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in millions, except per share data)

Note 1. Organization

American Capital Strategies, Ltd. (which is referred throughout this report as “American Capital”, “we” and “us”) was incorporated in 1986. On August 29, 1997, we completed an initial public offering (“IPO”) and became a non-diversified closed end investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (“1940 Act”). We operate so as to qualify to be taxed as a regulated investment company (“RIC”) as defined in Subtitle A, Chapter 1, under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As a BDC, we primarily invest in senior debt, mezzanine debt and equity in the buyouts of private companies sponsored by us, the buyouts of private companies sponsored by other private equity firms and directly to early stage and mature private and small public companies. We also invest in structured finance investments including commercial mortgage backed (“CMBS”) securities, commercial collateralized loan obligation (“CLO”) securities and collateralized debt obligation (“CDO”) securities and invest in alternative asset funds managed by us. We are also an alternative asset manager with $17 billion of assets under management as of December 31, 2007, including $5 billion of third party assets. Our primary business objectives are to increase our taxable income, net realized earnings and net asset value by making investments with attractive current yields and/or potential for equity appreciation and realized gains.

We are the sole shareholder of American Capital Financial Services, Inc. (“ACFS”). Through ACFS, we provide advisory, management and other services to our portfolio companies. We are also the sole member of American Capital, LLC. American Capital, LLC was formed in the second quarter of 2007 as a parent holding company to hold all American Capital owned third party alternative asset fund managers and is parent to European Capital Financial Services (Guernsey) Limited (“ECFS”), American Capital Asset Management, LLC, American Capital Equity Management, LLC, American Capital Equity Management II, LLC and American Capital CRE Management, LLC. American Capital, LLC is treated as a portfolio company investment and carried at a fair value of $477 million on the accompanying balance sheet as of December 31, 2007.

We, along with American Capital, LLC, are headquartered in Bethesda, Maryland, and have offices in Boston, Chicago, Dallas, Los Angeles, New York, Palo Alto, Philadelphia, Providence, San Francisco, London, Paris, Frankfurt and Madrid.

Note 2. Summary of Significant Accounting Policies

Basis of Presentation

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States (“GAAP”).

Consolidation

Under the investment company rules and regulations pursuant to Article 6 of Regulation S-X and the American Institute of Certified Public Accountants (“AICPA”) Audit and Accounting Guide for Investment Companies (the “Investment Company Guide”), we are precluded from consolidating any entity other than another investment company. An exception to the guidance in the Investment Company Guide occurs if the investment company has an investment in a controlled operating company that provides substantially all of its services to the investment company. Our consolidated financial statements include the accounts of a controlled operating company if all or substantially all of the services provided by the operating company are to us or to portfolio companies in which we hold substantially all of the ownership interests. ACFS is a consolidated

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(in millions, except per share data)

operating company as it is considered to provide all or substantially all of its services to American Capital and its portfolio companies. If our ownership interest in a portfolio company that a consolidated operating company manages or provides services to were to decrease, the operating subsidiary may no longer be considered to provide substantially all of its services directly or indirectly to us and our portfolio companies, resulting in the deconsolidation of such operating subsidiary at that time. In addition, if a consolidated operating company were to begin providing services to third parties, the operating subsidiary may no longer be considered to provide substantially all of its services directly or indirectly to us and our portfolio companies, resulting in the deconsolidation of such operating subsidiary at that time. Our investments in other investment companies or funds are recorded as investments in the accompanying consolidated financial statements and are not consolidated.

During the second quarter of 2007, we transferred the ownership of our wholly-owned fund managers, ECFS, ACAM and ACEM, to American Capital, LLC, our newly created wholly-owned portfolio company, through which we conduct our third party alternative asset fund management business.

The consolidated financial statements had previously included the accounts of ECFS as all or substantially all of ECFS’ services were provided to European Capital Limited, a controlled portfolio company in which we had a significant ownership interest. As a result of the European Capital IPO in May 2007 (See Note 16), American Capital’s ownership interest in European Capital was diluted and ECFS was no longer considered to be providing substantially all of its services directly or indirectly to us. As a result, in accordance with our consolidation policy and GAAP, ECFS was deconsolidated prospectively during the second quarter of 2007 and is recorded at fair value on our balance sheet as part of the fair value of American Capital, LLC. During 2007, we recognized net unrealized appreciation of $406 million on our investment in American Capital, LLC, excluding unrealized gains on foreign currency translation. The unrealized appreciation of American Capital, LLC primarily consisted of the appreciation associated with ECFS, which was accounted for the first time as a portfolio company at fair value in connection with its deconsolidation. This net unrealized appreciation of ECFS occurred over the period since its inception in the fourth quarter of 2005.

We also have wholly-owned affiliated statutory trusts that were established to facilitate secured borrowing arrangements whereby assets were transferred to the affiliated statutory trusts and notes were sold by the trust. These transfers of assets to the trusts are treated as secured borrowing arrangements in accordance with the Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards (“SFAS”) No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities (“SFAS No. 140”), and our consolidated financial statements include the accounts of our affiliated statutory trusts established for secured financing arrangements. We also have established trusts to fund deferred compensation plans for our employees. Our consolidated financial statements include the accounts of these trusts. All intercompany accounts have been eliminated in consolidation.

Valuation of Investments

Our investments are carried at fair value. In accordance with the definition of fair value in the 1940 Act, unrestricted minority-owned publicly traded securities for which market quotations are readily available are valued at the closing market quote on the valuation date and majority-owned publicly traded securities and other privately held securities are valued as determined in good faith by our Board of Directors. For securities of companies that are publicly traded for which we have a majority-owned interest, the value is based on the closing market quote on the valuation date plus a control premium if our Board of Directors determines in good faith that additional value above the closing market quote would be obtainable upon a transfer of our controlling interest.

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(in millions, except per share data)

For majority-owned publicly traded securities or securities of companies that are not publicly traded, or for which there are various degrees of trading restrictions, we prepare an analysis consisting of traditional valuation methodologies to estimate the enterprise value of the portfolio company issuing the securities. The methodologies consist of valuation estimates based on: valuations of comparable public companies, recent sales of comparable companies, discounting the forecasted cash flows of the portfolio company, the liquidation or collateral value of the portfolio company’s assets, third party valuations of the portfolio company, third party sale offers to buy, potential strategic buyer analysis and the value of recent investments in the equity securities of the portfolio company. For recently originated or acquired investments, we generally consider our entry price (which is the initial cost of the investment including transaction costs) in determining fair value. We weight some or all of the above valuation methods in order to conclude on our estimate of the enterprise value. In valuing convertible debt, equity or other similar securities, we value our equity investment based on our pro rata share of the residual equity value available after deducting all outstanding debt from the estimated enterprise value. We value non-convertible debt securities at cost plus amortized original issue discount (“OID”) to the extent that the estimated enterprise value of the portfolio company exceeds the outstanding debt of the portfolio company. If the estimated enterprise value is less than the outstanding debt of the company, we reduce the value of our debt investment beginning with the junior most debt such that the enterprise value less the value of the outstanding debt is zero. If there is sufficient enterprise value to cover the face amount of a debt security that has been discounted due to detachable equity warrants received with that security, that detachable equity warrant will have a minimum value so that the sum of the detachable equity warrant and the discounted debt security equal the face value of the debt security.

We value our investments in CMBS, CLO and CDO securities by discounting the forecasted cash flows of the investment. Cash flow forecasts are subject to assumptions regarding the investments’ underlying collateral including, but not limited to, assumptions of default and recovery rates, reinvestment spreads and prepayment rates. Cash flow forecasts are discounted using market yields which are derived through consideration and analysis of multiple sources of information including, but not limited to, third party quotes, recent investments and securities with similar structure and risk characteristics.

Due to the uncertainty inherent in the valuation process, such estimates of fair value may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned. As of December 31, 2007 and 2006, the fair value of 100% of our investments were estimated and determined in good faith by our Board of Directors because the investments were not publicly traded on an active market, the investments had various degrees of trading restrictions or the investments were controlling majority-owned interests in publicly traded companies.

We own a controlling majority interest in European Capital, a company publicly traded on the London Stock Exchange (See Note 16). European Capital is an investment company that values its investments at fair value and therefore, its net asset value reflects the fair value of its investments. As of December 31, 2007, European Capital’s net asset value per share was €9.73 per share and its closing market quote was €6.975 per share. As of December 31, 2007, the fair value of our controlling majority-owned interest in European Capital was determined to be €7.88 per share which was based on the closing market quote plus a control premium of 13%. Including the impact of foreign currency translation, our investment in European Capital was valued at $839 million as of December 31, 2007. If we were not to apply a control premium to the closing market quote, our investment in European Capital would have been valued at $742 million as of December 31, 2007. A control premium was applied to the closing market quote as it was determined in good faith by our Board of Directors that additional value above the closing market quote would be obtainable upon the sale of our controlling interest in European Capital. The purchaser of the majority-owned controlling interest in European

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(in millions, except per share data)

Capital would have the ability to realize the net asset value and take advantage of synergies and other benefits that would result from control over European Capital, including access to its related portfolio companies.

Investment Classification

As required by the 1940 Act, we classify our investments by level of control. As defined in the 1940 Act, “Control Investments” are investments in those companies that we are deemed to “Control.” “Affiliate Investments” are investments in those companies that are “Affiliated Companies” of us, as defined in the 1940 Act, other than Control Investments. “Non-Control/Non-Affiliate Investments” are those that are neither Control Investments nor Affiliate Investments. Generally, under the 1940 Act, we are deemed to control a company if we own more than 25% of the voting securities of such company or have greater than 50% representation on its board of directors. We are deemed to be an affiliate of a company in which we have invested if we own between 5% and 25% of the voting securities of such company.

Cash and Cash Equivalents

Cash and cash equivalents consist of demand deposits and highly liquid investments with original maturities of three months or less. Cash and cash equivalents are carried at cost which approximates fair value.

Restricted Cash and Cash Equivalents

Cash and cash equivalent accounts that are restricted per our credit agreements for collection of interest and principal payments on loans that are securitized and are required to be used to pay interest and principal on securitized debt are classified as restricted cash. In addition, cash accounts that are restricted as reserves per our credit agreements are classified as restricted cash. Restricted cash is carried at cost which approximates fair value.

Interest and Dividend Income Recognition

Interest income is recorded on the accrual basis to the extent that such amounts are expected to be collected. OID is accreted into interest income using the effective interest method. OID initially represents the value of detachable equity warrants obtained in conjunction with the acquisition of debt securities and loan origination fees that represent yield enhancement. Dividend income is recognized on the ex-dividend date for common equity securities and on an accrual basis for preferred equity securities to the extent that such amounts are expected to be collected or realized. In determining the amount of dividend income to recognize, if any, from cash distributions on common equity securities, we will assess many factors including a portfolio company’s cumulative undistributed income and operating cash flow. Cash distributions from common equity securities received in excess of such undistributed amounts are recorded first as a reduction of the cost basis of our investment and then as a realized gain on our equity security. We stop accruing interest or dividends on our investments when it is determined that the interest or dividend is not collectible. We assess the collectibility of the interest and dividends based on many factors including the portfolio company’s ability to service our loan based on current and projected cash flows as well as the current valuation of the enterprise. For investments with payment-in-kind (“PIK”) interest and cumulative dividends, we base income and dividend accruals on the valuation of the PIK notes or securities received from the borrower or the redemption value of the security. If the portfolio company valuation indicates a value of the PIK notes or securities or redemption value that is not sufficient to cover the contractual interest or dividend, we will not accrue interest or dividend income on the notes or securities. For CMBS, CLO and CDO securities, we recognize income using the effective interest method, using the anticipated yield over the projected life of the investment.

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(in millions, except per share data)

Alternative Asset Management and Other Fee Income Recognition

Fees primarily include alternative asset management, portfolio company management, transaction structuring, financing and prepayment fees. Alternative asset management fees represent fees for providing investment advisory services to our alternative asset funds. Portfolio company management fees, which are generally recurring in nature, represent amounts received for providing advice and analysis to our middle market portfolio companies. Alternative asset management and portfolio company management fees are recognized as earned provided collection is probable. Transaction structuring and financing fees represent amounts received for structuring, financing and executing transactions and are generally payable only if the transaction closes and are recognized as earned when the transaction is completed. Prepayment fees are recognized as they are received.

Realized Gain or Loss and Unrealized Appreciation or Depreciation of Portfolio Investments

Realized gain or loss is recorded at the disposition of an investment and is the difference between the net proceeds from the sale and the cost basis of the investment using the specific identification method. We include the fair value of all financial assets received in our net proceeds in determining the realized gain or loss at disposition, including anticipated proceeds held in escrow at the time of sale.

Unrealized appreciation or depreciation reflects the difference between the Board of Directors’ valuation of the investments and the cost basis of the investments. For portfolio investments denominated in a functional currency other than the U.S. dollar, our investment is translated at the exchange rate in effect at the balance sheet date. The resulting translation adjustment is recorded as “Foreign currency translation” in our consolidated statements of operations.

Derivative Financial Instruments

We use derivative financial instruments consisting primarily of interest rate derivative agreements primarily to manage interest rate risk and to fulfill our obligation under the terms of our revolving credit facility and asset securitizations. We do not hold or issue derivative financial instruments for speculative purposes. All derivative financial instruments are recorded at fair value with changes in fair value reflected in net unrealized appreciation or depreciation of investments during the reporting period. The fair value of interest rate derivative agreements is based on the estimated net present value of the future cash flows using the forward interest rate yield curve in effect at the end of the period. We may hold or issue derivative financial instruments for speculative purposes to hedge existing investments or to establish a position with respect to investment objective.

Our derivatives are considered economic hedges that do not qualify for hedge accounting under SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities (“SFAS No. 133”). We record the accrual of the periodic interest settlements of interest rate derivatives in net unrealized appreciation or depreciation of investments and subsequently record the amount as a realized gain or loss on investments on the interest settlement date.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date.

Income Taxes

We operate to qualify to be taxed as a RIC under the Code. Generally, a RIC is entitled to deduct dividends it pays to its shareholders from its income to determine taxable income. Dividends paid up to one year after the current tax year can generally be carried back to the prior tax year for determining the dividends paid in such tax year. We have distributed and currently intend to distribute sufficient dividends to eliminate taxable income. We

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(in millions, except per share data)

are also subject to a nondeductible federal excise tax if we do not distribute at least 98% of our investment company taxable income in any calendar year and 98% of our capital gain net income for each one-year period ending on October 31.

Our consolidated operating subsidy, ACFS, is subject to federal, state and local income tax. We use the liability method in accounting for income taxes. Deferred tax assets and liabilities are recorded for temporary differences between the tax basis of assets and liabilities and their reported amounts in the financial statements, using statutory tax rates in effect for the year in which the differences are expected to reverse. A valuation allowance is provided against deferred tax assets when it is more likely than not that some portion or all of the deferred tax asset will not be realized.

Use of Estimates in Preparation of Financial Statements

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and revenues and expenses during the period reported. Actual results could differ from those estimates.

Property and Equipment

Property and equipment are carried at cost and depreciated using the straight-line method over the estimated useful lives of the related assets ranging from three to seven years, or the shorter of the estimated useful life or lease term for leasehold improvements.

Deferred Financing Costs

Financing costs related to long-term debt obligations are deferred and amortized over the life of the debt using either the effective interest method or straight-line method.

Transfer of Financial Assets

For a transfer of financial assets to be considered a sale, the transfer must meet the sale criteria of SFAS No. 140 under which we must surrender control over the transferred assets. The assets must be isolated from us, even in bankruptcy or other receivership; the purchaser must have the right to pledge or sell the assets transferred and we may not have an option or obligation to reacquire the assets. If the sale criteria are not met, the transfer is considered to be a secured borrowing, the assets remain on our consolidated balance sheet and the sale proceeds are recognized as a liability.

The transfers of financial assets to our managed alternative asset funds have been treated as sales by us under SFAS No. 140. The transfer of financial assets to the affiliated statutory trusts and the related sale of notes by our trusts have been treated as secured borrowing financing arrangements by us under SFAS No. 140.

Stock-Based Compensation

On January 1, 2006, we adopted FASB Statement No. 123 (revised 2004), Share-Based Payment, (“SFAS No. 123(R)”) a revision to SFAS No. 123. Generally, the approach in SFAS No. 123(R) is similar to the approach described in FASB Statement No. 123, Accounting for Stock-Based Compensation, (“SFAS No. 123”). However, SFAS No. 123(R) requires all share-based payments to employees, including grants of employee stock options, to be recognized in the income statement based on their fair values. We adopted SFAS No. 123(R) using the “modified prospective” method. Under the modified prospective method, the consolidated financial statements for prior year interim periods and fiscal years will not reflect any restated amounts.

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(in millions, except per share data)

Prior to the adoption of SFAS No. 123(R), we applied the provisions of SFAS No. 123, which we adopted on January 1, 2003, to our stock options. Accordingly, the estimated fair values of the stock options are expensed over the vesting period of the options and are included in the accompanying consolidated statements of operations. When recognizing compensation cost under SFAS No. 123, we elected to adjust the compensation costs for forfeitures when the unvested awards were actually forfeited. However, under SFAS No. 123(R), we are required to estimate forfeitures of unvested awards when recognizing compensation cost. Upon the adoption of SFAS No. 123(R), we recorded a cumulative effect of a change in accounting principle, net of related tax effects, to adjust compensation cost for the difference in compensation costs recognized in prior periods had forfeitures been estimated during those periods of $1 million, or $0.01 per basic and diluted share. In 2006, we calculated the compensation costs that would have been recognized in prior periods using an estimated annual forfeiture rate of 6.7%. In 2007, we determined our estimated annual forfeiture rate to be 6.6%.

Concentration of Credit Risk

We place our cash and cash equivalents with major financial institutions and, at times, cash held in checking accounts may exceed the Federal Deposit Insurance Corporation insured limit. Our interest rate derivative agreements are with multiple large commercial financial institutions.

Recent Accounting Pronouncements

In December 2007, the FASB issued SFAS No. 160, Noncontrolling Interests in Consolidated Financial Statements—an amendment of ARB No. 51 (“SFAS No. 160”), which amends ARB No. 51 to establish accounting and reporting standards for the noncontrolling interest in a subsidiary and for the deconsolidation of a subsidiary. The objective of the statement is to improve the relevance, comparability, and transparency of the financial information that a reporting entity provides in its consolidated financial statements. SFAS No. 160 clarifies that a noncontrolling interest in a subsidiary is an ownership interest in the consolidated entity that should be reported as a component of equity. It requires that changes in a parent’s ownership interest while the parent retains its controlling interest be accounted for as equity transactions and any retained noncontrolling equity investment upon the deconsolidation of a subsidiary be initially measured at fair value. SFAS No. 160 is effective as of the beginning of an entity’s first fiscal year beginning on or after December 15, 2008 and shall be applied prospectively, except for the presentation and disclosure requirements which shall be applied retrospectively. Management has not yet assessed the impact on our consolidated financial statements of adopting SFAS No. 160.

In December 2007, the FASB issued SFAS No. 141R (revised 2007), Business Combinations (“SFAS No. 141R”). The objective of SFAS No. 141R is to improve the relevance, representational faithfulness, and comparability of the information that a reporting entity provides in its financial reports about a business combination and its effects. SFAS No. 141R establishes principles and requirements on how an acquirer recognizes and measures in its financial statements the identifiable assets acquired, liabilities assumed and any noncontrolling interest in the acquiree at the acquisition date fair value as well as the recognition and measurement of goodwill acquired in a business combination. SFAS No. 141R also requires certain disclosures to enable users of the financial statements to evaluate the nature and financial effects of the business combination. Acquisition costs associated with the business combination will generally be expensed as incurred. SFAS No. 141R is effective prospectively to business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2008. Management has not yet assessed the impact on our consolidated financial statements of adopting SFAS No. 141R.

In June 2007, the FASB ratified Emerging Issues Task Force “EITF” Issue No. 06-11, “Accounting for Income Tax Benefits of Dividends on Share-Based Payment Awards” (“EITF 06-11”), which provides that an

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(in millions, except per share data)

entity should recognize a realized tax benefit associated with dividends or dividend equivalents that are charged to retained earnings and paid to employees for equity-classified non-vested equity shares, non-vested equity share units and outstanding share options as an increase to additional paid-in-capital (“APIC”). The amount recognized in APIC should be included in the APIC pool of excess tax benefits. When an entity’s estimate of forfeitures increases or actual forfeitures exceed its estimates, the amount of tax benefits previously recognized in APIC should be reclassified to the income statement; however, the amount reclassified is limited to the entity’s pool of excess tax benefits. EITF 06-11 is effective prospectively for dividends declared in fiscal years beginning after December 15, 2007 and interim periods within those fiscal years with early application permitted for dividends declared in periods for which financial statements have not yet been issued. We did not early adopt EITF 06-11. Management is in the process of assessing the impact on our consolidated financial statements of adopting EITF 06-11.

In February 2007, the FASB issued SFAS No. 159, The Fair Value Option for Financial Assets and Financial Liabilities—Including an amendment of FASB Statement No. 115 (“SFAS No. 159”), which permits entities to choose to measure many financial instruments and certain other items at fair value. The objective of SFAS No. 159 is to improve financial reporting by providing entities with the opportunity to mitigate volatility in reported earnings caused by measuring related assets and liabilities differently without having to apply complex hedge accounting provisions. SFAS No. 159 applies under other accounting pronouncements that require or permit fair value measurements and does not require any new fair value measurements. The fair value option established by this statement permits all entities to choose to measure eligible items at fair value at specified election dates. SFAS No. 159 is effective as of the beginning of an entity’s first fiscal year that begins after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FASB SFAS No. 157, Fair Value Measurements. We did not early adopt SFAS No. 159. We did not elect the fair value option for any eligible assets and liabilities on our balance sheet as of December 31, 2007.

In September 2006, the FASB issued SFAS No. 157, Fair Value Measurements (“SFAS No. 157”). SFAS No. 157 provides a framework for measuring fair value of assets and liabilities. SFAS No. 157 also provides guidance regarding a fair value hierarchy that prioritizes information used to measure fair value and the effect of fair value measurements on earnings and provides for enhanced disclosures determined by the level within the hierarchy of information used in the valuation. SFAS No. 157 applies whenever other standards require (or permit) assets or liabilities to be measured at fair value but does not expand the use of fair value in any new circumstances. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. We are required to adopt SFAS No. 157 on January 1, 2008. SFAS No. 157 defines fair value in terms of the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (the “exit price”). Prior to SFAS No. 157, fair value was generally defined as the amount at which an investment could be exchanged in a current transaction between willing parties, other than in a forced liquidation.

Under our current valuation practice for investments recently originated or acquired, we generally consider our entry price (which is the initial cost of the investment including transaction costs) in determining fair value. However, under SFAS No. 157 we are required to use the exit price (which excludes transaction costs) in determining fair value.

Under SFAS No. 157, the fair value measurement also assumes that the transaction to sell an asset occurs in the principal market for the asset or, in the absence of a principal market, the most advantageous market for the

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(in millions, except per share data)

asset. The principal market is the market in which the reporting entity would sell or transfer the asset with the greatest volume and level of activity for the asset. Our current policy for valuing our investments in securities that are not publicly traded is based on determining the estimated enterprise fair value of the portfolio company and then applying a waterfall approach to the enterprise value to determine the fair value of our investments in the securities of the portfolio company. This valuation approach results in the determination of a fair value of our investments based on a change of control in a merger and acquisition transaction or a recapitalization of the enterprise based on the value of the enterprise. It is possible that a mergers and acquisitions market cannot be used as our principal market for certain of our debt securities under SFAS No. 157, in which case we would likely be required to use a hypothetical exit market, or secondary market, for our debt securities. In a hypothetical exit market, we may have to fair value certain of our debt securities based on such factors as synthetic credit ratings, current interest rates and interest rate spreads of similar securities as of the measurement date. If we were to determine that a principal market is other than the mergers and acquisitions market, we may be required to modify our valuation methodology for certain of our debt securities to incorporate the above mentioned assumptions and the change could have a material impact on our consolidated financial statements.

Under our current policy for determining the fair value of majority-owned publicly-traded securities, we estimate the fair value based on the closing market quote on the measurement date and incorporate consideration of a control premium if our Board of Directors determines in good faith that additional value above the closing market quote would be obtainable upon transfer of our controlling interest. We are in the process of evaluating the effect, if any, that the adoption of SFAS No. 157 will have on this policy. If we determine that the application of a control premium on a majority-owned publicly-traded security would not be in accordance with SFAS No. 157, it could have a material impact on our consolidated financial statements.

We are continuing to assess the impact on our consolidated financial statements of adopting SFAS No. 157. Any change in valuation methodology or assumptions as a result of adopting SFAS No. 157 could have a material effect on our consolidated financial statements. However, the actual impact on our consolidated financial statements in the period of adoption and subsequent to the period of adoption cannot be determined at this time as it will be influenced by the assumptions used in determining the estimates of fair value as of the measurement date and the number and amount of investments we originate, acquire or exit.

We adopted FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement No. 109 (“FIN No. 48”), on January 1, 2007. FIN No. 48 clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements in accordance with FASB SFAS No. 109, Accounting for Income Taxes and prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. This interpretation also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. In May 2007, the FASB issued Staff Position, FIN No. 48-1, Definition of Settlement in FASB Interpretation No. 48 (“FSP FIN No. 48-1”), which provides guidance on how an enterprise should determine whether a tax position is effectively settled for the purpose of recognizing previously unrecognized tax benefits. FSP FIN No. 48-1 is effective with the initial adoption of FIN No. 48. The adoption of FIN No. 48 and FSP FIN No. 48-1 did not have a material impact on our consolidated financial statements.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(in millions, except per share data)

Note 3. Investments

Investments consist of securities issued by publicly- and privately-held companies consisting of senior debt, subordinated debt, equity warrants, preferred and common equity securities and derivative agreements. Our debt securities are payable in installments with final maturities ranging generally from 5 to 10 years and many are collateralized by assets of the borrower. We also make investments in securities that do not produce current income. These investments typically consist of equity warrants, common equity and preferred equity and are identified in the accompanying consolidated schedule of investments. We also invest in both investment grade and non-investment grade CMBS, CLO and CDO securities.

As of December 31, 2007 and 2006, loans on non-accrual status were $338 million and $183 million, respectively, calculated as the cost plus unamortized OID and $122 million and $54 million, respectively, at fair value. As of December 31, 2007, there were no loans greater than three months past due. As of December 31, 2006, loans, excluding loans on non-accrual status, with a principal balance of $12 million, were greater than three months past due.

The composition summaries of our investment portfolio as of December 31, 2007 and 2006 at cost and fair value as a percentage of total investments, excluding derivative agreements, are shown in the following table:

	2007	2006
COST
Senior debt	33.7%	32.8%
Subordinated debt	23.5%	28.2%
Preferred equity	18.1%	15.1%
Common equity	15.4%	12.5%
CMBS securities	5.3%	6.3%
CDO and CLO securities	2.6%	2.2%
Equity warrants	1.4%	2.9%

	100%	100%

	2007	2006
FAIR VALUE
Senior debt	32.5%	31.1%
Subordinated debt	21.4%	26.3%
Common equity	20.2%	15.1%
Preferred equity	17.9%	15.2%
CMBS securities	3.9%	6.1%
CDO and CLO securities	2.2%	2.2%
Equity warrants	1.9%	4.0%

	100%	100%

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(in millions, except per share data)

We use the Global Industry Classification Standards for classifying the industry groupings of our portfolio companies. The following table shows the portfolio composition by industry grouping at cost and at fair value as a percentage of total investments, excluding derivative agreements. Our investments in European Capital, CLO and CDO securities are excluded from the table below. Our investments in ACAS CRE CDO and CMBS are classified in the Real Estate category.

	December 31, 2007	December 31, 2006
COST
Commercial Services and Supplies	10.6%	16.0%
Real Estate	8.5%	7.4%
Household Durables	8.2%	4.2%
Software	5.3%	1.8%
Internet and Catalog Retail	4.9%	3.1%
Containers and Packaging	4.4%	4.2%
Food Products	4.4%	6.5%
Diversified Consumer Services	4.3%	4.4%
Diversified Financial Services	3.7%	2.8%
Biotechnology	3.6%	—
Health Care Providers and Services	3.3%	6.8%
Electrical Equipment	3.3%	4.7%
Hotels, Restaurants and Leisure	3.2%	—
Auto Components	3.0%	4.2%
Construction and Engineering	3.0%	4.4%
Health Care Equipment and Supplies	2.6%	5.2%
IT Services	2.0%	1.9%
Building Products	1.9%	3.1%
Pharmaceuticals	1.8%	1.7%
Computers and Peripherals	1.8%	1.4%
Internet Software and Services	1.6%	0.2%
Other (1)	14.6%	16.0%

	100%	100%

(1)	Other is comprised of 24 and 20 industries for the year ended December 31, 2007 and 2006, respectively.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(in millions, except per share data)

	December 31, 2007	December 31, 2006
FAIR VALUE
Commercial Services and Supplies	10.4%	16.5%
Household Durables	7.6%	3.3%
Real Estate	6.7%	7.2%
Software	5.4%	1.8%
Capital Markets	5.1%	—
Internet and Catalog Retail	4.7%	3.0%
Diversified Consumer Services	4.5%	4.6%
Containers and Packaging	4.1%	4.5%
Biotechnology	3.9%	—
Electrical Equipment	3.8%	5.6%
Food Products	3.6%	5.9%
Health Care Providers and Services	3.6%	6.7%
Diversified Financial Services	3.5%	3.1%
Hotels, Restaurants and Leisure	3.1%	—
Health Care Equipment and Supplies	3.1%	5.6%
Construction and Engineering	2.9%	4.3%
Auto Components	2.8%	4.1%
Building Products	2.0%	3.1%
Computers and Peripherals	1.8%	1.5%
Pharmaceuticals	1.8%	1.5%
IT Services	1.7%	1.9%
Oil, Gas and Consumable Fuels	1.5%	3.1%
Other (2)	12.4%	12.7%

	100%	100%

(2)	Other is comprised of 23 and 19 industries for the year ended December 31, 2007 and 2006, respectively.

The following table shows the portfolio composition by geographic location at cost and at fair value as a percentage of total investments, excluding CMBS, CLO and CDO securities and derivative agreements. The geographic composition is determined by the location of the corporate headquarters of the portfolio company.

	December 31, 2007	December 31, 2006
COST
Mid-Atlantic	23.0%	17.3%
Southwest	19.9%	25.3%
Southeast	13.8%	18.1%
Northeast	12.7%	10.9%
International	12.1%	11.0%
South-Central	11.2%	9.6%
North-Central	6.7%	7.1%
Northwest	0.6%	0.7%

	100%	100%

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(in millions, except per share data)

	December 31, 2007	December 31, 2006
FAIR VALUE
Mid-Atlantic	26.7%	17.8%
Southwest	19.1%	24.2%
Northeast	12.7%	10.2%
Southeast	12.5%	17.4%
South-Central	11.5%	10.7%
International	10.4%	11.7%
North-Central	6.6%	7.4%
Northwest	0.5%	0.6%

	100%	100%

Note 4. Borrowings

Our debt obligations consisted of the following as of December 31, 2007 and 2006:

	2007	2006
Secured revolving credit facility, $1,300 million commitment	$116	$669
Unsecured revolving credit facility, $1,565 million commitment	1,350	893
Unsecured debt due through September 2011	167	167
Unsecured debt due August 2010	126	126
Unsecured debt due February 2011	27	24
Unsecured debt due August 2012	547	—
Unsecured debt due October 2020	75	75
TRS Facility	—	296
ACAS Business Loan Trust 2004-1 asset securitization	320	410
ACAS Business Loan Trust 2005-1 asset securitization	830	830
ACAS Business Loan Trust 2006-1 asset securitization	436	436
ACAS Business Loan Trust 2007-1 asset securitization	492	—
ACAS Business Loan Trust 2007-2 asset securitization	338	—

Total	$4,824	$3,926

The daily weighted average debt balance for the years ended December 31, 2007 and 2006 was $4,572 million and $3,021 million, respectively. The weighted average interest rate on all of our borrowings, including amortization of deferred financing costs, for the years ended December 31, 2007, 2006 and 2005 was 6.3%, 6.3% and 5.3%, respectively. We are currently in compliance with all of our debt covenants. As of December 31, 2007 and 2006, the fair value of the above borrowings was $4,605 million and $3,928 million, respectively. The fair value of fixed rate debt instruments is based upon market interest rates. The fair value of variable rate debt instruments is based upon market credit spreads.

The expected maturities of our debt obligations as of December 31, 2007 were as follows:

2008	$268
2009	364
2010	262
2011	246
2012	2,380
Thereafter	1,307

Total	$4,827

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(in millions, except per share data)

Secured Revolving Credit Facility

We, through a consolidated affiliated statutory trust, have a secured revolving credit facility. In October 2007, we amended the secured revolving credit facility to extend the facility’s termination date to October 2008 and increase the lenders’ commitment thereunder to $1,300 million. As amended, our ability to make draws under the facility expires one business day before the termination date of October 2008. If the facility is not extended before the termination date, any principal amounts then outstanding will be amortized over a 24-month period from the termination date to October 2010. As of December 31, 2007, this facility was collateralized by loans and assets from our portfolio companies with a principal balance of $866 million. Interest on borrowings under this facility is paid monthly and is charged at either a one-month LIBOR or a commercial paper rate plus a spread of 1.125% (4.85% at December 31, 2007). We are also charged an unused commitment fee of 0.125% per annum. The facility contains covenants that, among other things, require us to maintain a minimum net worth and restrict the loans securing the facility to certain dollar amounts, concentrations in industries, certain loan grade classifications, certain security interests and interest payment terms.

Unsecured Revolving Credit Facility

We also have an unsecured revolving credit facility. In May 2007, we replaced our $900 million unsecured revolving credit facility with a new $1,565 million unsecured revolving credit facility with a syndicate of lenders. The facility may be expanded through new or additional commitments up to $1,815 million in accordance with the terms and conditions set forth in the related agreement. The ability to make draws under the revolving facility expires in May 2012. Interest on borrowings under the facility is charged at either (i) LIBOR plus the applicable percentage at such time, currently 90 basis points, or (ii) the greater of the prime rate in effect on such day and the federal funds effective rate in effect on such day plus 50 basis points (4.95% at December 31, 2007). We are also charged an unused commitment fee of 0.125% per annum. The agreement contains various covenants, including maintenance of an unsecured debt rating equal or greater than BB, a minimum net worth and asset coverage ratios.

Unsecured Debt

In July 2007, we completed a public offering of $550 million of senior unsecured notes for proceeds of $547 million, net of underwriters’ discounts. The notes bear interest at a fixed rate of 6.85% and mature in August 2012. Interest payments are due semi-annually on February 1 and August 1 and all principal is due at maturity. The notes were rated Baa2, BBB and BBB by Moody’s Investor Services, Standard & Poor’s Ratings Services and Fitch Ratings, respectively. If the ratings of the notes from at least two of the rating agencies are decreased, the interest rate on the notes would increase by 25 basis points for each rating decrease up to a maximum of 100 basis points. If at least two of the rating agencies then subsequently increase the ratings of the notes, the interest rate on the notes would decrease by 25 basis points for each rating increase not to fall below the initial interest rate of 6.85%. If at least two rating agencies cease to provide ratings for the notes, any increase or decrease necessitated by a reduction or increase in the rating by the remaining rating agency shall be twice the percentages set forth above. The indenture contains various covenants, including a covenant that we will maintain an asset coverage, as defined in the 1940 Act, of at least 200%. The notes may be redeemed by us in whole or in part, together with an interest premium, as stipulated in the note agreement.

In February 2006, we entered into a note purchase agreement to issue €14 million and £3 million of senior unsecured five-year notes to institutional investors in a private placement offering ($27 million and $24 million as of December 31, 2007 and 2006, respectively). The €14 million Series 2006-A Notes have a fixed interest rate of 5.177% and the £3 million Series 2006-B Notes have a fixed interest rate of 6.565%. Each series matures in February 2011. The note purchase agreement contains customary default provisions.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(in millions, except per share data)

In September 2005, we entered into a note purchase agreement to issue $75 million of senior unsecured fifteen-year notes to accredited investors in a private placement offering. The unsecured notes have a fixed interest rate of 6.923% through the interest payment date in October 2015 and bear interest at the rate of LIBOR plus 2.65% thereafter and mature in October 2020.

In August 2005, we entered into a note purchase agreement to issue an aggregate of $126 million of long-term unsecured five-year notes to institutional investors in a private placement offering. The unsecured notes have a fixed interest rate of 6.14% and mature in August 2010.

In September 2004, we sold an aggregate $167 million of long-term unsecured five- and seven-year notes to institutional investors in a private placement offering pursuant to a note purchase agreement. The unsecured notes consist of $82 million of senior notes, Series A and $85 million of senior notes, Series B. The Series A notes have a fixed interest rate of 5.92% and mature in September 2009. The Series B notes have a fixed interest rate of 6.46% and mature in September 2011.

Total Return Swap Facility

We have a $300 million total return swap facility (the “TRS Facility”) with Wachovia Bank, N.A. (“Wachovia”) under which we pledge certain of our investments to Wachovia from time to time in exchange for financing. In December 2007, we amended the TRS Facility to extend the termination date to December 26, 2008. We may generally repay and reborrow proceeds and are required to make payments to Wachovia on outstanding borrowings at a rate equal to one-month LIBOR plus 1.25% for all investment grade commercial real estate bonds acquired prior to November 30, 2007. For all obligations acquired after November 30, 2007, the spread would be calculated according to the rating of such obligation and would be based on the lowest rating assigned by a nationally recognized rating agency. We must also repay all or a portion of any funded amount upon the occurrence of certain events. We have accounted for the TRS Facility as a secured financing arrangement under SFAS No. 140 with the outstanding borrowed amount, if any, included as a debt obligation on the accompanying consolidated balance sheets.

Securitizations

In August 2007, we completed a $500 million asset securitization. In connection with the transaction, ACAS Business Loan Trust 2007-2 (“BLT 2007-2”), an indirect consolidated subsidiary, issued $300.5 million Class A notes, $37.5 million Class B notes and $162 million of Class C through Class F notes (collectively, the “2007-2 Notes”). The Class A notes and Class B notes were sold to institutional investors and all of the Class C through Class F notes were retained by us. The 2007-2 Notes are secured by loans originated or acquired by us and sold to our wholly-owned consolidated subsidiary, BLT 2007-2. Through February 2008, BLT 2007-2 may also generally use principal collections from the underlying loan pool to purchase additional loans to secure the 2007-2 Notes. After such time, principal payments on the 2007-2 Notes will generally be applied pro rata to each class of 2007-2 Notes outstanding until the aggregate outstanding principal balance of the loan pool is less than $250 million or the occurrence of certain other events. Payments will then be applied sequentially to the Class A notes, the Class B notes, the Class C notes, the Class D notes, the Class E notes and the Class F notes. Subject to continuing compliance with certain conditions, we will remain as servicer of the loans. The Class A notes have an interest rate of three-month LIBOR plus 40 basis points, the Class B notes have an interest rate of three-month LIBOR plus 100 basis points, the Class C notes have an interest rate of three-month LIBOR plus 125 basis points, the Class D notes have an interest rate of three-month LIBOR plus 300 basis points and the Class E and Class F notes retained by us do not have an interest rate. The 2007-2 Notes are secured by loans and assets from our portfolio companies with a principal balance of $500 million as of December 31, 2007. The 2007-2 Notes contain customary default provisions and mature in November 2019 unless redeemed or repaid prior to such date.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(in millions, except per share data)

In April 2007, we completed a $600 million asset securitization. In connection with the transaction, ACAS Business Loan Trust 2007-1 (“BLT 2007-1”), an indirect consolidated subsidiary, issued $351 million Class A notes, $45 million Class B notes, $81 million Class C notes, $45 million Class D notes and $78 million Class E notes (collectively, the “2007-1 Notes”). The Class A notes, Class B notes, Class C notes and $15 million of the Class D notes were sold to institutional investors and $30 million of the Class D notes and all the Class E notes were retained by us. The 2007-1 Notes are secured by loans originated or acquired by us and sold to our wholly-owned consolidated subsidiary, BLT 2007-1. Through November 2007, BLT 2007-1 was generally permitted to use principal collections from the underlying loan pool to purchase additional loans to secure the 2007-1 Notes. After such time, principal payments on the 2007-1 Notes are generally applied pro rata to each class of 2007-1 Notes outstanding until the aggregate outstanding principal balance of the loan pool is less than $300 million or the occurrence of certain other events. Payments will then be applied sequentially to the Class A notes, the Class B notes, the Class C notes, the Class D notes and the Class E notes. Subject to continuing compliance with certain conditions, we will remain as servicer of the loans. The Class A notes have an interest rate of three-month LIBOR plus 14 basis points, the Class B notes have an interest rate of three-month LIBOR plus 31 basis points, the Class C notes have an interest rate of three-month LIBOR plus 85 basis points, the Class D notes have an interest rate of three-month LIBOR plus 185 basis points and the Class E notes retained by us do not have an interest rate. The 2007-1 Notes are secured by loans and assets from our portfolio companies with a principal balance of $600 million as of December 31, 2007. The 2007-1 Notes contain customary default provisions and mature in August 2019 unless redeemed or repaid prior to such date.

In July 2006, we completed a $500 million asset securitization. In connection with the transaction, ACAS Business Loan Trust 2006-1 (“BLT 2006-1”), an indirect consolidated subsidiary, issued $291 million Class A notes, $37 million Class B notes, $73 million Class C notes, $35 million Class D notes and $64 million Class E notes (collectively, the “2006-1 Notes”). The Class A notes, Class B notes, Class C notes and Class D notes were sold to institutional investors and the Class E notes were retained by us. The 2006-1 Notes are secured by loans originated or acquired by us and sold to a wholly-owned consolidated subsidiary, which in turn sold such loans to BLT 2006-1. Through August 2009, BLT 2006-1 may also generally use principal collections from the underlying loan pool to purchase additional loans to secure the 2006-1 Notes. After such time, principal payments on the 2006-1 Notes will generally be applied pro rata to each class of 2006-1 Notes outstanding until the aggregate outstanding principal balance of the loan pool is less than $250 million or the occurrence of certain other events. Payments will then be applied sequentially to the Class A notes, the Class B notes, the Class C notes, the Class D notes and the Class E notes. Subject to continuing compliance with certain conditions, we will remain as servicer of the loans. The Class A notes have an interest rate of three-month LIBOR plus 23 basis points, the Class B notes have an interest rate of three-month LIBOR plus 36 basis points, the Class C notes have an interest rate of three-month LIBOR plus 65 basis points and the Class D notes have an interest rate of three-month LIBOR plus 125 basis points. The 2006-1 Notes are secured by loans and assets from our portfolio companies with a principal balance of $500 million as of December 31, 2007. The 2006-1 Notes contain customary default provisions and mature in November 2019 unless redeemed or repaid prior to such date.

In October 2005, we completed a $1,000 million asset securitization. In connection with the transaction, ACAS Business Loan Trust 2005-1 (“BLT 2005-1”), an indirect consolidated subsidiary, issued $435 million Class A-1 notes, $150 million Class A-2A notes, $50 million Class A-2B notes, $50 million Class B notes, $145 million Class C notes, $90 million Class D notes and $80 million Class E notes (collectively, the “2005-1 Notes”). The Class A-1 notes, Class A-2A notes, Class A-2B notes, Class B notes and Class C notes were issued to institutional investors and the Class D notes and Class E notes were retained by us. The 2005-1 Notes are secured by loans originated or acquired by us and sold to a wholly-owned consolidated subsidiary, which in turn sold such loans to BLT 2005-1. Of the $150 million Class A-2A notes, $82 million was drawn upon in 2005 and the balance of $68 million was drawn upon in 2006. Through January 2009, BLT 2005-1 may generally use

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(in millions, except per share data)

principal collections from the underlying loan pool to purchase additional loans to secure the 2005-1 Notes. After such time, principal payments on the 2005-1 Notes will be applied first to the Class A-1 notes, Class A-2A notes and Class A-2B notes, next to the Class B notes and then to the Class C notes. Subject to continuing compliance with certain conditions, we will remain as servicer of the loans. The Class A-1 notes have an interest rate of three-month LIBOR plus 25 basis points, the Class A-2A notes have an interest rate of three-month LIBOR plus 20 basis points, the Class A-2B notes have an interest rate of three-month LIBOR plus 35 basis points, the Class B notes have an interest rate of three-month LIBOR plus 40 basis points, and the Class C notes have an interest rate of three-month LIBOR plus 85 basis points. The 2005-1 Notes are secured by loans and assets from our portfolio companies with a principal balance of $1,000 million as of December 31, 2007. The 2005-1 Notes contain customary default provisions and mature in July 2019 unless redeemed or repaid prior to such date.

In December 2004, we completed a $500 million asset securitization. In connection with the transaction, ACAS Business Loan Trust 2004-1 (“BLT 2004-1”), an indirect consolidated subsidiary, issued $302 million Class A notes, $34 million Class B notes, $74 million Class C notes, $50 million Class D notes, and $40 million Class E notes (collectively, the “2004-1 Notes”). The Class A notes, Class B notes, and Class C notes were issued to institutional investors and the Class D and Class E notes were retained by us. The 2004-1 Notes are secured by loans originated or acquired by us and sold to a wholly-owned consolidated subsidiary, which in turn sold such loans to BLT 2004-1. Through January 2007, BLT 2004-1 had the option to generally use principal collections from the underlying loan pool to purchase of additional loans to secure the 2004-1 Notes. After such time, payments are first applied to the Class A notes, then to the Class B notes and then to the Class C notes. The Class A notes have an interest rate of three-month LIBOR plus 32 basis points, the Class B notes have an interest rate of three-month LIBOR plus 50 basis points, and the Class C notes have an interest rate three-month LIBOR plus 100 basis points. Subject to continuing compliance with certain conditions, we will remain as servicer of the loans. The 2004-1 Notes are secured by loans and assets from our portfolio companies with a principal balance of $410 million as of December 31, 2007. The 2004-1 Notes contain customary default provisions and mature in October 2017 unless redeemed or repaid prior to such date.

Note 5. Stock Options

We have stock option plans, which provide for the granting of options to employees and non-employee directors to purchase shares of common stock at a price of not less than the fair market value of the common stock on the date of grant.

Employee Stock Option Plans for 2003 to 2007

For our stock option plans approved by our shareholders from 2003 and forward, the plans provide that unless the Compensation and Corporate Governance Committee of the Board of Directors determines otherwise, the exercise price of the stock options will be automatically reduced by the amount of any cash dividends paid on our common stock after the option is granted but before it is exercised. Beginning in the second quarter of 2005, the Compensation and Corporate Governance Committee determined that it will no longer reduce the exercise price for these stock options by the amount of any cash dividends paid on our common stock. Stock options granted under these plans vest over a five-year period and may be exercised for a period of no more than ten years from the date of grant. All of the stock options granted under these plans are non-qualified options. As of December 31, 2007, there are 3.2 million shares available to be granted under these stock option plans.

In the fourth quarter of 2007, we completed a tender offer to amend the exercise price of certain stock options that had been issued to persons other than our executive officers in previous years. Also, we entered into separate agreements to amend such stock options held by our executive officers. In each case, the amendments were intended to mitigate certain unfavorable personal tax consequences under Section 409A of the Code. The amendments reset the exercise price of the affected options at the fair market value of the underlying shares of

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(in millions, except per share data)

our common stock on the date of option grant. After each of the affected options had been issued, their exercise price had been reduced in amounts equal to certain cash dividends paid on our common stock.

The amendment of such options resulted in a stock option modification of 2.9 million shares under SFAS No. 123(R). The terms of the offers required us to make cash payments to 128 option holders in a per share amount equal to the difference between the Black-Scholes value of an option to purchase a share of ACAS stock at the original exercise price of the original option and an option to purchase a share of ACAS stock at the lower, adjusted exercise price. We recorded a liability of $9.1 million at December 31, 2007 for the fully vested cash payments to be paid in January 2008, of which $0.6 million was charged to stock-based compensation expense and $8.5 million was recorded as a reduction to additional paid-in-capital. The additional stock-based compensation expense amount represents the incremental fair value of the new options and was recognized in 2007 to reflect the future cash payments that were fully vested as of the conclusion of the tender offer and the separate offers to Section 16 officers. Also, as a result of the modification and subsequent remeasurement of the options included in the tender offer and the separate offers to Section 16 officers, we accelerated the recognition of $2 million of unamortized stock-based compensation in 2007 associated with the partial settlement of the unvested portion of the original awards.

Employee Stock Option Plans for 2002 and Earlier

Stock options under these plans vest over a three-year period and may be exercised for a period of no more than ten years from the date of grant. Options granted under these plans may be either incentive stock options within the meaning of Section 422 of the Code or non-qualified stock options. As of December 31, 2007, there are 0.1 million shares available to be granted under these stock option plans.

Non-Employee Director Option Plans

Our shareholders approved non-employee director plans in 1998, 2000, 2006 and 2007, and we subsequently received orders from the SEC authorizing such plans. Options granted under the director plans are non-qualified stock options that vest over a three-year period and may be exercised for a period of no more than ten years from the date of grant. During 2007, 0.3 million options were issued to non-employee directors. As of December 31, 2007, there are 0.1 million shares available to be granted under these stock option plans.

Stock Option Activity

A summary of the status of all of our stock option plans as of and for the years ended December 31, 2007 and 2006 is as follows:

	2007		2006
	Shares	Weighted Average Exercise Price	Shares	Weighted Average Exercise Price
Options outstanding, beginning of year	14.5	$32.94	10.1	$28.71
Granted	9.1	$43.14	7.1	$36.76
Exercised	(1.0)	$30.99	(1.8)	$24.24
Cancelled and expired	(1.1)	$38.63	(0.9)	$33.23

Options outstanding, end of year	21.5	$37.58	14.5	$32.94

Options exercisable, end of year	4.5	$31.64	2.5	$28.17

As discussed above, 2.9 million shares were modified during the fourth quarter of 2007. The modified exercise price of these options are included in the weighted average exercise price of outstanding options at December 31, 2007.

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(in millions, except per share data)

Fair Value Disclosures

The following table reflects the weighted average fair value per option granted during the years ended December 31, 2007, 2006 and 2005, as well as the weighted average assumptions used in determining those fair values using the Black-Scholes pricing model.

	2007	2006	2005
Options granted (in millions)	9.1	7.1	4.2
Fair value on grant date	$4.37	$2.93	$4.95
Dividend yield	8.4%	8.8%	9.1%
Expected volatility	26%	22%	34%
Risk-free interest rate	4.5%	4.6%	4.0%
Expected life (years)	5.4	5.1	5.0

Beginning in 2006, we determine our expected volatility used in the Black-Scholes option pricing model based on a combination of our historical volatility during the expected term of the option and our implied volatility based on the market prices of traded options of our stock. In prior periods, we determined our expected volatility based on our historical volatility during the expected term of the option.

The following table summarizes information about our stock options outstanding as of December 31, 2007:

	Options Outstanding			Options Exercisable
Range of Exercise Prices	Number Outstanding	Weighted Average Remaining Contractual life	Weighted Average Exercise Price	Number Exercisable	Weighted Average Remaining Contractual life	Weighted Average Exercise Price
$17.72 to $25.00	1.1	5.3	$23.22	0.7	5.3	$22.96
$25.01 to $35.00	6.6	7.3	$29.85	2.2	6.2	$29.85
$35.01 to $45.00	11.4	9.0	$40.00	1.5	8.0	$37.81
$45.01 to $49.63	2.4	9.1	$48.58	0.1	9.1	$47.90

	21.5	8.3	$36.95	4.5	6.7	$31.64

As of December 31, 2007, the total compensation cost related to non-vested stock option awards not yet recognized was $64 million that has a weighted average period to be recognized of 3.6 years. The intrinsic value of stock options outstanding and exercisable was $23 million and $15 million, respectively, as of December 31, 2007.

As of December 31, 2006, the total compensation cost related to non-vested stock option awards not yet recognized was $53 million that has a weighted average period to be recognized of 3.3 years. The intrinsic value of stock options outstanding and exercisable was $192 million and $46 million, respectively, as of December 31, 2006.

For the years ended December 31, 2007, 2006 and 2005, we recorded stock-based compensation expense attributable to our stock options of $25 million, $16 million and $14 million, respectively. The estimated forfeiture rate applied for the fiscal years December 31, 2007 and 2006 were 6.6% and 6.7%, respectively. We elected to adjust compensation cost for forfeitures of unvested awards for the fiscal year ended December 31, 2005 (See Note 2). For the years ended December 31, 2007, 2006 and 2005, the intrinsic value of stock options exercised was $14 million, $29 million and $19 million, respectively.

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(in millions, except per share data)

Note 6. Deferred Compensation Plans

In the first quarter of 2006, we established a non-qualified deferred compensation plan (the “Plan”) for the purpose of granting bonus awards to our employees. The Compensation and Corporate Governance Committee of our Board of Directors is the administrator of the Plan. The Plan is funded through a trust (the “Trust”) which is administered by a third party trustee. The Compensation and Corporate Governance Committee determines cash bonus awards to be granted under the Plan and the terms of such awards, including vesting schedules. The cash bonus awards are invested by the Trust in our common stock by purchasing shares on the open market. Awards vest contingent on the employee’s continued employment and the achievement of performance goals, if any, as determined by the Compensation and Corporate Governance Committee. The Trust provides certain protections of its assets from events other than claims against our assets in the case of bankruptcy. The assets and liabilities of the Trust are consolidated in the accompanying consolidated financial statements. Shares of our common stock held by the Trust are accounted for as treasury stock in the accompanying consolidated balance sheets.

The Plan does not permit diversification and the cash bonus awards must be settled by the delivery of a fixed number of shares of our common stock. The awards under the Plan are accounted for as grants of unvested stock. We record stock-based compensation expense based on the fair market value of our stock on the date of grant. The compensation cost for awards with service conditions is recognized using the straight-line attribution method over the requisite service period. The compensation cost for awards with performance and service conditions is recognized using the accelerated attribution method over the requisite service period. During the years ended December 31, 2007 and 2006, we granted awards to employees totaling $121 million and $122 million, respectively. During the year ended December 31, 2007, we contributed $109 million of cash to the Trust to acquire 2.7 million shares of our common stock on the open market and 0.3 million forfeited shares were reallocated to plan participants to fund a portion of the awards. During the year ended December 31, 2006, we contributed $115 million of cash to the Trust to acquire 3.3 million shares of our common stock on the open market and 0.1 million forfeited shares were reallocated to plan participants to fund a portion of the awards. During the years ended December 31, 2007 and 2006, we recorded stock-based compensation expense of $46 million and $19 million, respectively, attributable to the Plan. As of December 31, 2007, the total compensation cost related to non-vested bonus awards not yet recognized was $161 million and has a weighted average period to be recognized of 4.3 years. We calculated the compensation expense recognized during the years ended December 31, 2007 and 2006 using an estimated annual forfeiture rate of 6.6% and 6.7%, respectively.

A summary of our bonus awards under the Plan as of and for the years ended December 31, 2007 and 2006 is as follows:

	2007		2006
	Shares	Weighted Average Grant Date Fair Value	Shares	Weighted Average Grant Date Fair Value
Non-vested, beginning of year	3.3	$35.65	—	$—
Granted	3.0	$41.03	3.4	$35.54
Shares earned under dividend reinvestment plan	0.3	$42.28	0.1	$35.67
Vested	(0.9)	$34.84	—	$—
Forfeited and expired	(0.2)	$37.92	(0.2)	$34.13

Non-vested, end of year	5.5	$39.00	3.3	$35.65

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(in millions, except per share data)

As of December 31, 2007, there were 0.5 million shares of our common stock in the trust that were vested but not yet distributed to the employees.

Note 7. Employee Stock Ownership Plan

We maintain an employee stock ownership plan (“ESOP”), in which all of our employees participate and which is fully funded on a pro rata basis by us. The plan provides for participants to receive employer contributions of at least 3% of total annual employee compensation, up to certain statutory limitations. Plan participants are fully vested in the employer contributions. For the years ended December 31, 2007, 2006 and 2005, we accrued $2 million, $2 million and $1 million, respectively, in contributions to the ESOP.

We sponsor an employee stock ownership trust to act as the depository of employer contributions to the ESOP as well as to administer and manage the actual trust assets that are deposited into the ESOP.

Note 8. Earnings Per Share

The following table sets forth the computation of basic and diluted earnings per share for the years ended December 31, 2007, 2006 and 2005:

	2007	2006	2005
Numerator for basic and diluted net operating income per share	$594	$425	$314

Numerator for basic and diluted earnings per share	$700	$896	$365

Denominator for basic weighted average shares	173.9	135.1	99.3
Employee stock options and bonus awards	2.7	1.5	1.0
Shares issuable under forward sale agreements	0.3	0.2	1.1

Denominator for diluted weighted average shares	176.9	136.8	101.4

Basic net operating income per common share	$3.42	$3.15	$3.16
Diluted net operating income per common share	$3.36	$3.11	$3.10
Basic net earnings per common share	$4.03	$6.63	$3.68
Diluted net earnings per common share	$3.96	$6.55	$3.60

Stock options and unvested employee stock awards of 6.9 million, 7.2 million and 1.0 million were not included in the computation of diluted earnings per share for 2007, 2006 and 2005, respectively, either because the respective exercise prices are greater than the average market value of the underlying stock or their inclusion would have been antidilutive.

Note 9. Segment and Geographic Data

Reportable segments are identified by management based on our organizational structure and the business activities from which we earn income. We have determined that we have two primary lines of business: 1) Investing and 2) Asset Management/Advisory.

We derive the majority of our operating income and net operating income from our Investing segment, which primarily invests in senior and subordinated debt and equity of middle market companies with attractive current yields and/or potential for equity appreciation and realized gains.

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(in millions, except per share data)

Our Asset Management/Advisory segment provides management services to both our portfolio company investments and alternative asset funds. Our Asset Management and Advisory segment includes financial advisory services provided to our portfolio companies and includes both management fees for providing advice and analysis to our middle market portfolio companies, which can be recurring in nature, and transaction structuring and financing fees for structuring, financing and executing middle market transactions, which may not be recurring in nature. These services are primarily provided by our consolidated operating subsidiary, ACFS. Our Asset Management and Advisory Segment also includes our alternative asset fund management business, which may be conducted through consolidated operating subsidiaries or wholly-owned portfolio companies. As of December 31, 2007, all of our alternative asset fund management services in our Asset Management and Advisory segment are conducted through our wholly-owned portfolio company, American Capital, LLC. Prior to the second quarter of 2007, our third party alternative asset fund management services were conducted through both ECFS, which was deconsolidated in the second quarter of 2007 (See Note 16), and wholly-owned portfolio companies. To the extent American Capital, LLC declares regular quarterly dividends of its quarterly net operating income to us, such dividends would be included in our Asset Management/Advisory segment as dividend income. The results for our Asset Management/Advisory segment also include the realized gain (loss) and unrealized appreciation (depreciation) of such wholly-owned portfolio companies.

The following table presents segment data for the year ended December 31, 2007, 2006 and 2005:

	2007
	Investing	Asset Management /Advisory	Consolidated
Interest and dividend income	$958	$41	$999
Fee and other income	22	219	241

Total operating income	980	260	1,240

Interest	287	—	287
Salaries, benefits and stock-based compensation	85	169	254
General and administrative	43	56	99

Total operating expenses	415	225	640

Operating income before income taxes	565	35	600
(Provision) benefit for income taxes	(7)	1	(6)

Net operating income	558	36	594

Net realized gain on investments	194	20	214
Net (depreciation) unrealized appreciation of investments	(514)	406	(108)

Net increase in net assets resulting from operations	$238	$462	$700

Total assets	$11,159	$573	$11,732

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(in millions, except per share data)

	2006
	Investing	Asset Management /Advisory	Consolidated
Interest and dividend income	$667	$2	$669
Fee and other income	22	169	191

Total operating income	689	171	860

Interest	190	—	190
Salaries, benefits and stock-based compensation	53	108	161
General and administrative	31	42	73

Total operating expenses	274	150	424

Operating income before income taxes	415	21	436
Provision for income taxes	(4)	(7)	(11)

Net operating income	411	14	425

Net realized gain on investments	157	16	173
Net unrealized appreciation of investments	255	42	297
Cumulative effect of accounting change, net of tax	1	—	1

Net increase in net assets resulting from operations	$824	$72	$896

Total assets	$8,460	$149	$8,609

	2005
	Investing	Asset Management /Advisory	Consolidated
Interest and dividend income	$426	$—	$426
Fee and other income	19	110	129

Total operating income	445	110	555

Interest	101	—	101
Salaries, benefits and stock-based compensation	29	57	86
General and administrative	14	27	41

Total operating expenses	144	84	228

Operating income before income taxes	301	26	327
Provision for income taxes	(2)	(11)	(13)

Net operating income	299	15	314

Net realized gain on investments	36	—	36
Net unrealized appreciation of investments	15	—	15

Net increase in net assets resulting from operations	$350	$15	$365

Total assets	$5,404	$45	$5,449

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(in millions, except per share data)

The following table presents operating income and assets as of and for the years ended December 31, 2007, 2006 and 2005 by geographic location. The geographic location of a portfolio investment is determined by the location of the corporate headquarters of the portfolio company.

	2007	2006	2005
Operating income
United States	$1,169	$808	$515
International	71	52	40

Total operating income	$1,240	$860	$555

Assets
United States	$10,662	$7,731	$5,063
International	1,070	878	386

Total assets	$11,732	$8,609	$5,449

Note 10. Commitments

As of December 31, 2007, we had commitments under loan and financing agreements to fund up to $678 million to 62 portfolio companies. These commitments are primarily composed of working capital credit facilities, acquisition credit facilities and subscription agreements. The commitments are generally subject to the borrowers meeting certain criteria. The terms of the borrowings and financings subject to commitment are comparable to the terms of other debt and equity securities in our portfolio.

We have non-cancelable operating leases for office space and office equipment. The leases expire over the next fifteen years and contain provisions for certain annual rental escalations. Rent expense for operating leases for the years ended December 31, 2007, 2006 and 2005 was $14 million, $10 million and $4 million, respectively.

Future minimum lease payments under non-cancelable operating leases as of December 31, 2007 were as follows:

2008	$18
2009	19
2010	19
2011	18
2012	16
Thereafter	50

Total	$140

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(in millions, except per share data)

Note 11. Shareholders’ Equity

Our common stock activity for the year ended December 31, 2007 and 2006 was as follows:

	2007	2006
Common stock outstanding at beginning of period	147.6	118.9
Issuance of common stock	47.3	29.7
Issuance of common stock under stock option plans	1.0	1.8
Issuance of common stock under dividend reinvestment plan	1.1	0.9
Deconsolidation of stock held in deferred compensation trusts	0.7	—
Vesting of common stock held in deferred compensation trusts	0.9	—
Purchase of common stock held in deferred compensation trusts	(2.7)	(3.7)

Common stock outstanding at end of period	195.9	147.6

Equity Offerings

For the fiscal years December 31, 2007 and 2006, we completed several public offerings of our common stock in which shares were sold either directly by us or by forward purchasers in connection with forward sale agreements (“FSA”). The following table summarizes the total shares sold directly by us, including shares sold pursuant to underwriters’ over-allotment options and through FSA, and the proceeds we received, excluding underwriting fees and issuance costs, for the public offerings of our common stock for the fiscal years December 31, 2007 and 2006:

	Shares Sold	Proceeds, Net of Underwriters’ Discount	Average Price
November 2007 public offering	0.2	$9	$37.66
Issuances under September 2007 FSA	6.0	228	37.97
September 2007 public offering	0.9	34	37.63
Issuances under June 2007 FSA	5.0	215	43.07
June 2007 public offering	17.4	748	43.02
June 2007 direct offering	0.2	11	46.47
Issuances under March 2007 FSA	6.0	259	43.17
Issuances under January 2007 FSA	2.0	88	43.84
March 2007 public offering	4.4	187	43.03
January 2007 public offering	5.2	231	44.11

Total for the year ended December 31, 2007	47.3	$2,010	$42.45

Issuances under September 2006 FSA	3.0	$110	$36.75
July 2006 public offering	3.0	100	32.78
Issuances under April 2006 FSA	4.0	133	33.38
April 2006 public offering	9.8	333	33.99
February 2006 public offering	1.0	36	36.10
Issuances under January 2006 FSA	4.0	137	34.31
January 2006 public offering	0.6	21	34.84
Issuances under November 2005 FSA	3.5	125	35.66
Issuances under September 2005 FSA	0.8	26	34.82

Total for the year ended December 31, 2006	29.7	$1,021	$34.38

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(in millions, except per share data)

Forward Sale Agreements

We periodically complete public offerings where shares of our common stock are sold in which a portion of the shares are offered directly by us and a portion of the shares are sold by third parties, or forward purchasers, in connection with agreements to purchase common stock from us for future delivery dates pursuant to FSA. The shares of common stock sold by the forward purchasers are borrowed from third party market sources. Pursuant to the FSA, we are required to sell to the forward purchasers shares of our common stock generally at such times as we elect over a one-year period. On a settlement date, we issue and sell shares of our common stock to the forward purchaser at the then applicable forward sale price. The forward sale price is initially the public offering price of shares of our common stock less the underwriting discount. The FSA provide that the initial forward sale price per share is subject to daily adjustment based on a floating interest factor equal to the federal funds rate, less a spread, and also is subject to specified decreases on certain dates during the duration of the agreement. The forward sale prices are also subject to decrease if the total cost to the forward purchasers of borrowing our common stock exceeds a specified amount.

Each forward purchaser under a forward sale agreement has the right to accelerate its FSA and require us to physically settle on a date specified by such forward purchaser if certain events occur, such as (1) in its judgment, it is unable to continue to borrow a number of shares of our common stock equal to the number of shares to be delivered by us under its FSA, or the cost of borrowing the common stock has increased above a specified amount, (2) we declare any dividend or distribution on shares of our common stock payable in (i) excess of a specified amount, (ii) securities of another company, or (iii) any other type of securities (other than shares of our common stock), rights, warrants or other assets for payment at less than the prevailing market price in such forward purchaser’s judgment, (3) the net asset value per share of our outstanding common stock exceeds a specified percentage of the then applicable forward sales price, (4) our Board of Directors votes to approve a merger or takeover of us or similar transaction that would require our shareholders to exchange their shares for cash, securities, or other property, or (5) certain other events of default or termination events occur.

In accordance with EITF Issue No. 00-19, Accounting for Derivative Financial Instruments Indexed to, and Potentially Settled in, a Company’s Own Stock, the FSA are considered equity instruments that are initially measured at a fair value of zero and reported in permanent equity. Subsequent changes in the fair value are not recognized. The shares of common stock are not considered outstanding until issued. Also, in accordance with EITF Issue No. 03-06, Participating Securities and the Two-Class Method Under FASB Statement No. 128, the FSA are not considered participating securities for the purpose of determining basic earnings per share under FASB SFAS No. 128, Earnings per Share. However, the dilutive impact of the shares issuable under the FSA is included in our diluted weighted average shares under the treasury stock method based on the forward sale price deemed to be most advantageous to the counterparties.

In November 2007, we entered into FSA (the “November 2007 FSA”) to sell 4.0 million shares of common stock. In connection with the November 2007 FSA, the counterparties, or forward purchasers, to the agreements, borrowed 4.0 million shares of common stock from third party market sources and then sold the shares to the public. Pursuant to the November 2007 FSA, we must sell to the forward purchasers 4.0 million shares of our common stock generally at such times as we elect over a one-year period. The November 2007 FSA provide for settlement date or dates to be specified at our discretion within the duration of the November 2007 FSA through termination in November 2008. On a settlement date, we will issue shares of our common stock to the applicable forward purchaser at the then applicable forward sale price. The forward sale price was initially $39.43 per share, which was the public offering price of shares of our common stock less the underwriting discount. The November 2007 FSA provide that the initial forward sale price per share will be subject to daily adjustment based on a floating interest factor equal to the federal funds rate, less a spread, and will be subject to a decrease

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(in millions, except per share data)

by $1.00, $1.01, $1.03 and $1.05 on each of December 7, 2007, March 7, 2008, June 13, 2008 and September 12, 2008, respectively. The forward sale price will also be subject to decrease if the cost to the forward purchasers of borrowing our common stock exceeds a specified amount. The November 2007 FSA are considered equity instruments that are initially measured at a fair value of zero and reported in permanent equity. As of December 31, 2007, there were 4.0 million shares available under the November 2007 FSA at a forward price of $38.55.

As of December 31, 2007, all other FSA have been fully settled.

Undistributed Net Realized Earnings

As of December 31, 2007 and 2006, our undistributed net realized earnings determined in accordance with GAAP as reflected on our consolidated balance sheets are shown below. The amounts reflect reclassifications between undistributed net realized gains and undistributed net operating income for classification differences in how realized gains and net operating income are recorded under GAAP and tax.

	2007	2006
Undistributed in excess of net operating income	$38	$32
Undistributed net realized gains	216	56

Undistributed net realized earnings	$254	$88

Note 12. Interest Rate Derivatives

We use interest rate derivative financial instruments to manage interest rate risk and also to fulfill our obligations under the terms of our revolving credit facilities and asset securitizations. We do not hold or issue derivative financial instruments for speculative purposes. All derivative financial instruments are recorded at fair value with changes in value reflected in net unrealized appreciation or depreciation of investments during the reporting period. The fair value of these instruments is based on the estimated net present value of the future cash flows using the forward interest rate yield curve in effect at the end of the period.

We have interest rate swap agreements where we generally pay a fixed rate and receive a floating rate based on LIBOR. We also have interest rate swaption agreements where, if exercised, we pay a floating rate based on LIBOR and receive a fixed rate. The fair value and notional amounts of our interest rate derivative agreements are included in the accompanying consolidated schedule of investments.

Periodically, an interest rate swap agreement will also be amended. Any underlying unrealized appreciation or depreciation associated with the original interest rate swap agreement at the time of amendment will be factored into the contractual interest terms of the amended interest rate swap agreement. The contractual terms of the amended interest rate swap agreement are set such that its estimated fair value is equivalent to the estimated fair value of the original interest rate swap agreement. No realized gain or loss is recorded upon amendment when the estimated fair values of the original and amended interest rate swap agreement are substantially the same.

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(in millions, except per share data)

Note 13. Income Taxes

We operate to qualify as a RIC under Subchapter M of the Code. In order to qualify as a RIC, we must annually distribute in a timely manner to our shareholders at least 90% of our investment company ordinary taxable income based on our tax fiscal year. Ordinary taxable income includes net short-term capital gains but excludes net long-term capital gains. We refer to our ordinary taxable income and net long-term capital gains as our investment company taxable income. A RIC is not subject to federal income tax on the portion of the investment company taxable income and long-term capital gains that are distributed to its shareholders. We have distributed and currently intend to distribute sufficient dividends to eliminate investment company taxable income for our tax fiscal years. If we fail to qualify as a RIC in any tax year, we would be subject to tax in such year on all of our investment company taxable income, regardless of whether we made any distributions to our shareholders. We have a tax fiscal year that ends on September 30. Investment company taxable income differs from net income as defined by GAAP due primarily to temporary and permanent differences in interest and dividend income recognition, fee income recognition, stock-based compensation and other expense recognition, returns of capital and net unrealized appreciation or depreciation. For the fiscal year ended December 31, 2007, we reclassified $11 million of permanent differences from our capital in excess of par value to undistributed net realized earnings.

We are also subject to a nondeductible federal excise tax of 4% if we do not distribute at least 98% of our investment company ordinary taxable income, excluding net short-term capital gains, in any calendar year and 98% of our taxable capital gains for each one-year period ending October 31, including any undistributed income from the prior excise tax year. For the calendar years ended December 31, 2007, 2006 and 2005 and the one-year periods ending October 31, 2007, 2006 and 2005, we did not distribute at least 98% of our ordinary taxable income and capital gains, respectively, and paid the 4% excise tax. For the years ended December 31, 2007, 2006 and 2005, we accrued $7 million, $4 million and $2 million, respectively, of excise tax attributable to undistributed ordinary income, which is included in our provision for income taxes on the accompanying consolidated statements of operations. For the years ended December 31, 2007 and 2006, we accrued $6 million and $2 million, respectively, of excise tax attributable to undistributed capital gains, which is included in net realized gains on the accompanying consolidated statements of operations. As of December 31, 2007, we had undistributed ordinary taxable income of $219 million and undistributed net long-term capital gains of $142 million. These amounts exclude any undistributed net short-term and long-term capital gains for our tax year beginning October 1, 2007.

For the tax year ended September 30, 2007, we had net long-term capital gains of $142 million that we will distribute to our shareholders as dividends by September 30, 2008. For the tax year ended September 30, 2006, we had net long-term capital gains of $43 million. We elected to retain these net long-term capital gains and treat them as a deemed distribution to our shareholders. In order to make the election to retain net long-term capital gains, we incurred and paid a federal tax on behalf of our shareholders of $15 million, which is included in net realized gains on the accompanying consolidated statements of operations. We reclassified the deemed distribution, net of tax, from our undistributed net realized earnings to capital in excess of par value. For the tax year ended September 30, 2005, we had a net long-term capital loss.

As permitted by the Code, a RIC can designate dividends paid in the subsequent tax year as dividends of current year ordinary taxable income and net long-term capital gains if those dividends are both declared by the extended due date of the RIC’s federal income tax return and paid to shareholders by the last day of the subsequent tax year. Accordingly, dividends declared by June 16, 2008, the extended due date of our return, and paid by September 30, 2008, will be comprised of a portion of our ordinary income and all of our net long-term capital gain income from the tax year ended September 30, 2007.

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(in millions, except per share data)

We declared dividends of $655 million, $454 million and $310 million, or $3.72, $3.33 and $3.08 per share for the years ended December 31, 2007, 2006 and 2005, respectively. For income tax purposes, our distributions to shareholders were composed of ordinary income for each of the years ended December 31, 2007, 2006 and 2005, respectively.

The aggregate gross unrealized appreciation of our investments over cost for federal income tax purposes was $1,134 million and $633 million as of December 31, 2007 and 2006, respectively. The aggregate gross unrealized depreciation of our investments under cost for federal income tax purposes was $1,039 million and $441 million at December 31, 2007 and 2006, respectively. The net unrealized appreciation over cost was $95 million as of December 31, 2007 and net unrealized depreciation over cost was $192 million at December 31, 2006. The aggregate cost of securities for federal income tax purposes was $10,756 million and $7,869 million as of December 31, 2007 and 2006, respectively.

We obtained a ruling in April 1998 from the IRS which we had requested to clarify the tax consequences of the conversion from taxation under subchapter C to subchapter M of the Code. This ruling was sought by us to avoid incurring a tax liability associated with the unrealized appreciation of assets whose fair market value exceeded their basis immediately prior to conversion. Under the terms of the ruling, we elected to be subject to rules similar to the rules of Section 1374 of the Code with respect to any unrealized gain inherent in our assets, upon our conversion to RIC status (built-in gain). Generally, this treatment allows deferring recognition of the built-in gain. If we were to divest ourselves of any assets in which we had built-in gains before the end of a ten-year recognition period, we would then be subject to tax on our built-in gain.

Our consolidated taxable operating subsidiary, ACFS, is subject to federal, state and local income tax. Prior to the deconsolidation of ECFS in the second quarter of 2007 (See Note 16), our tax provision included ECFS which is subject to foreign and local income tax in its respective jurisdictions. For the years ended December 31, 2007, 2006 and 2005, the provision for income taxes, including the excise tax, was comprised of the following:

	2007	2006	2005
Current tax expense:
Federal	$11	$10	$10
State	3	3	3
Foreign	1	1	0

Total current tax expense	15	14	13

Deferred tax benefit:
Federal	(20)	(5)	(2)
State	4	(2)	—

Total deferred tax benefit	(16)	(7)	(2)
Excise tax	7	4	2

Total provision for income taxes	$6	$11	$13

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(in millions, except per share data)

A reconciliation between the taxes computed at the federal statutory rate and our effective tax rate for our taxable operating subsidiaries for the fiscal years ended December 31, 2007, 2006 and 2005 is as follows:

	2007	2006	2005
Federal statutory tax rate	$(1)	$6	$9
State taxes, net of federal tax benefit	0	1	2
Foreign tax rate differences	(1)	(2)	(1)
Non-deductible compensation	1	1	1
Permanent differences in revenue recognition	0	1	0

Effective income tax rate	$(1)	$7	$11

Deferred income tax balances for our taxable operating subsidiaries reflect the impact of temporary differences between the carrying amount of assets and liabilities and their tax basis and are stated at tax rates expected to be in effect when taxes are actually paid or recovered. The components of our deferred tax assets and liabilities for our taxable operating subsidiaries as of December 31, 2007 and 2006 were as follows:

	2007	2006
Deferred tax assets:
Stock-based compensation	$24	$10
Allowance for doubtful accounts	3	3
Other	5	2

Total deferred tax asset	32	15

Deferred tax liabilities:
Property and equipment	(2)	(1)

Total deferred liability	(2)	(1)

Net deferred tax asset	$30	$14

We adopted FIN No. 48, on January 1, 2007. FIN No. 48 clarifies the accounting for income taxes by prescribing the minimum recognition threshold an uncertain tax position is required to meet before tax benefits associated with such uncertain tax position are recognized in the financial statements. Our adoption of FIN No. 48 did not require a cumulative effect adjustment to the January 1, 2007 undistributed net realized earnings. We classify interest and penalties, if any, related to unrecognized tax benefits as a component of provision for income taxes.

Based on our analysis of our tax position, we concluded that we did not have any uncertain tax positions that met the recognition or measurement criteria of FIN No. 48. We did not have any unrecognized tax benefits as of January 1, 2007 or December 31, 2007.

Although we file federal and state tax returns, our major tax jurisdiction is federal for American Capital and ACFS. The 2004, 2005 and 2006 federal tax years for American Capital and ACFS remain subject to examination by the IRS.

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(in millions, except per share data)

Note 14. Related Party Transactions

We have provided loans to employees for the exercise of options under the employee stock option plans. The loans require the current payment of interest at a market rate, have varying terms not exceeding nine years and have been recorded as a reduction of shareholders’ equity. The loans are evidenced by full recourse notes that are due upon maturity or 60 days following termination of employment, and the shares of common stock purchased with the proceeds of the loan are posted as collateral. Interest is charged and paid on such loans at a market rate of interest. If the value of the common stock drops to less than the loan balance, the loan maturity will be accelerated and the collateral foreclosed upon. The employee may avoid acceleration and foreclosure by delivering additional collateral to us. Notes receivable from the sale of common stock were $7 million as of December 31, 2007 and 2006, and are included in shareholders’ equity in the accompanying consolidated balance sheets.

Note 15. Asset Sales

American Capital Equity II, LP

In October 2007, we entered into a purchase and sale agreement with American Capital Equity II, LP (“ACE II”) for the sale of approximately 17% of our equity investments (other than warrants associated with debt investments) in 80 portfolio companies. ACE II is a private equity fund with $585 million of equity commitments from third party investors. The aggregate purchase price was $488 million. The remaining $97 million equity commitment will be used by ACE II to fund add-on investments in the 80 portfolio companies. In addition, 10%, or $58.5 million, of the $585 million of equity commitments are recallable by American Capital for additional co-investments with American Capital once they have been distributed to the third party ACE II investors.

American Capital, LLC manages ACE II in exchange for a 2% annual management fee on the cost basis of ACE II’s investments and a 10% to 30% carried interest in the net profits of ACE II, subject to certain hurdles. We do not have an economic interest in ACE II.

We recorded a total net realized gain of $78 million upon the sale of the $488 million of investments. In accordance with SFAS No. 140, we included in our sale proceeds the fair value of the management agreement associated with the $488 million of investments sold. The fair value of this portion of the contract was estimated to be $20 million and was treated as being contributed to American Capital, LLC and increasing our cost basis in our investment in American Capital, LLC. As a result, our $78 million net realized gain on the transaction includes a $20 million realized gain for the value of a portion of the management agreement obtained in connection with the sale.

ACAS CRE CDO

In the third quarter of 2007, we sold our investments in 121 subordinated tranches of bonds in 22 CMBS trusts to ACAS CRE CDO 2007-1, Ltd. (“ACAS CRE CDO”), a new commercial real estate collateralized debt obligation trust. Our cost basis in the CMBS bonds sold to ACAS CRE CDO was $642 million with a principal balance of $1.2 billion. Third party investors in ACAS CRE CDO purchased AAA through A- bonds for a total purchase price of $411 million with a principal balance of $412 million. We purchased investment grade and non-investment grade notes and preferred shares of ACAS CRE CDO for a total purchase price of $215 million with a principal balance of $763 million. In accordance with SFAS No. 140, the securities that we purchased are considered to be beneficial interests in the sold CMBS bonds that are retained by us. The beneficial interests that continue to be held by us were measured at the date of transfer by allocating the previous carrying amount of the sold CMBS bonds between the ACAS CRE CDO notes sold to third parties and the ACAS CRE CDO notes and preferred shares that we continue to hold based on their relative fair values. To the extent available, the fair

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(in millions, except per share data)

values were based on the purchase price paid by third parties. If not available, the fair values were based on a discounted cash flow analysis utilizing loss assumptions based on historical experience and a discount rate representative of a comparable yield for a similar security.

American Capital, LLC serves as the collateral manager for ACAS CRE CDO in exchange for an annual senior management fee of 7.5 basis points and a subordinate fee of 7.5 basis points. In accordance with SFAS No. 140, the fair value of the collateral management agreement estimated to be $2 million was included as additional sale proceeds and treated as being contributed to American Capital, LLC increasing our cost basis in that portfolio investment. We recorded a net realized loss of $22 million in 2007 related to this transaction.

American Capital Equity I, LLC

On October 1, 2006, we entered into a purchase and sale agreement with American Capital Equity I, LLC (“ACE I”) for the sale of 30% of our equity investments (other than warrants issued with debt investments) in 96 portfolio companies to ACE I. ACE I is a private equity fund with $1 billion of equity commitments from third party investors. The aggregate purchase price was $671 million. Also, ACE I co-invested with American Capital in an amount equal to 30% of equity investments made by American Capital between October 2006 and November 2007 until the $329 million remaining equity commitment was exhausted. In addition, 10%, or $100 million, of the $1 billion of equity commitments are recallable by American Capital for additional co-investments with American Capital once they have been distributed to the third party ACE I investors. As of December 31, 2007, there were $93 million of recallable distributions available for add-on investments.

American Capital, LLC manages ACE I in exchange for a 2% annual management fee on the net cost basis of ACE I and a 10% to 30% carried interest in the net profits of ACE I, subject to certain hurdles. We do not have an economic interest in ACE I.

We recorded a total net realized gain of $59 million upon the sale of the $671 million of investments. In accordance with SFAS No. 140, we included in our sale proceeds the estimated fair value of the management agreement associated with the $671 million of investments sold. The fair value of this portion of the contract was estimated to be $16 million and was treated as being contributed to American Capital, LLC and included in our cost basis in our investment in American Capital, LLC. As a result, our $59 million net realized gain on the transaction includes a $16 million realized gain for the value of a portion of the management agreement received as sale proceeds.

Note 16. Investment in European Capital Limited

On May 10, 2007, European Capital closed on an IPO of 14.6 million ordinary shares (including the full exercise of the over-allotment option of 1.9 million shares) at a price of €9.84 per ordinary share for gross proceeds of €144 million ($196 million). The shares are traded on the main market of the London Stock Exchange under the ticker symbol “ECAS.”

Prior to the IPO, American Capital’s investment in European Capital consisted of 52.1 million participating preferred shares and warrants held by ECFS to purchase 18.75 million participating preferred shares. Immediately preceding the IPO, ECFS exercised its warrant to purchase 18.75 million participating preferred shares for an exercise price of €9.50 per share, or €178 million ($242 million), and assigned the shares to American Capital. As a result of the IPO, the warrant agreement was terminated, and ECFS will not receive any future warrants. The 18.75 million participating preferred shares received upon the assignment from ECFS and our existing 52.1 million participating preferred shares were redesignated as ordinary shares as part of the capital reorganization that took effect upon the closing of the IPO. As a result of the IPO, our ownership interest in European Capital was reduced to a 65% controlling ownership interest. Subsequent to the IPO, American Capital purchased an additional $17 million of ordinary shares in the open market increasing its ownership in European Capital to 67% with a cost basis of $922 million and fair value of $839 million as of December 31, 2007.

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(in millions, except per share data)

Due to the dilution of our ownership interest in European Capital as a result of the IPO, ECFS, the investment manager of European Capital, was no longer considered to be providing substantially all of its services directly or indirectly to American Capital or its portfolio companies. As a result, in accordance with our consolidation policy and GAAP, ECFS was deconsolidated prospectively during the second quarter of 2007 and is recorded at fair value on our balance sheet as part of the fair value of American Capital, LLC, ECFS’ parent and our portfolio investment. During 2007, we recognized unrealized appreciation of $406 million for our investment in American Capital, LLC, excluding unrealized gains on foreign currency translation. The value primarily consisted of the unrealized appreciation associated with ECFS, which was for the first time accounted for as a portfolio company at fair value. This unrealized appreciation of ECFS occurred over the period since its inception in the fourth quarter of 2005.

In addition, as part of the IPO, ECFS’ existing investment management agreement and services agreement with European Capital was terminated and ECFS and European Capital entered into a new investment management agreement to provide investment advisory and management services. Under the terms of the new investment management agreement, ECFS will receive an annual management fee equal to 2% of the weighted average monthly consolidated gross asset value of all the investments of European Capital, an incentive fee equal to 100% of the net earnings in excess of a return of 8% but less than a return of 10% and 20% of the net earnings thereafter, and certain expense reimbursements not to exceed a cap of 0.25% per year of the weighted average monthly consolidated gross asset value of the all investments of European Capital.

In connection with the termination of the old management agreement, ECFS received a €10 million ($13 million) cash termination payment. In addition, prepaid management fees paid to ECFS under the old investment management agreement of €6 million ($8 million) related to prepaid cost reimbursements were accounted for by ECFS as an additional termination fee. These amounts were recorded as deferred revenue by American Capital, LLC, the parent of ECFS, and are being amortized into income by American Capital, LLC over four years, the minimum service period required by ECFS under the new investment management agreement. It is expected that American Capital, LLC will declare a quarterly dividend of its quarterly net operating income to us, to the extent available, which will include the amortization of this deferred revenue.

Note 17. Selected Quarterly Data (Unaudited)

The following tables present our quarterly financial information for the fiscal years ended December 31, 2007 and 2006:

	Three Months Ended				Year Ended December 31, 2007
	March 31, 2007	June 30, 2007	September 30, 2007	December 31, 2007
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Total operating income	$250	$326	$310	$354	$1,240
Net operating income (“NOI”)	$114	$153	$153	$174	$594
Net increase (decrease) in net assets resulting from operations	$134	$788	$21	$(243)	$700
NOI per basic common share	$0.75	$0.93	$0.82	$0.91	$3.42
NOI per diluted common share	$0.73	$0.91	$0.81	$0.90	$3.36
Earnings (loss) per basic common share	$0.88	$4.77	$0.11	$(1.27)	$4.03
Earnings (loss) per diluted common share	$0.86	$4.68	$0.11	$(1.27)	$3.96
Basic shares outstanding	152.7	165.1	186.8	190.6	173.9
Diluted shares outstanding	156.1	168.5	189.3	193.0	176.9

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(in millions, except per share data)

	Three Months Ended				Year Ended December 31, 2006
	March 31, 2006	June 30, 2006	September 30, 2006	December 31, 2006
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Total operating income	$173	$212	$231	$244	$860
Net operating income	$93	$109	$110	$113	$425
Net increase in net assets resulting from operations	$162	$290	$132	$312	$896
NOI per basic common share	$0.77	$0.82	$0.78	$0.78	$3.15
NOI per diluted common share	$0.77	$0.81	$0.77	$0.76	$3.11
Earnings per basic common share	$1.35	$2.18	$0.93	$2.15	$6.63
Earnings per diluted common share	$1.34	$2.16	$0.92	$2.10	$6.55
Basic shares outstanding	119.9	133.3	141.6	145.2	135.1
Diluted shares outstanding	121.1	134.2	143.3	148.4	136.8

Note 18. Subsequent Events

On January 7, 2008, we announced that our Board of Directors authorized a stock buy-back program, which allows for the repurchase of up to a maximum of $500 million of our common stock at prices below our net asset value per share as reported in our then most recently published financial statements. The stock repurchase plan is subject to prevailing market conditions and other considerations including restrictions under certain of our borrowings. We anticipate that share repurchases will be made from time to time, depending upon market conditions. Shares may be repurchased in the open market, including through block repurchases, or through privately negotiated transactions. We do not intend to repurchase any shares from our directors, officers or other affiliates. The repurchase program does not obligate us to acquire any specific number of shares and may be discontinued at any time. We intend to fund the repurchases with available cash. The repurchase program is expected to be in effect through December 31, 2008, or until the approved dollar amount has been used to repurchase shares. During January 2008, we purchased a total of 0.2 million shares of our common stock in the open market for $6 million.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of American Capital Strategies, Ltd.

We have audited the consolidated financial statements of American Capital Strategies, Ltd. as of December 31, 2007 and 2006, and the related consolidated statements of operations, changes in net assets, and cash flows for each of the three years in the period ended December 31, 2007, and the consolidated financial highlights for each of the five years in the period ended December 31, 2007, and have issued our report thereon dated February 28, 2008 (included elsewhere in the Form 10-K). Our audits also included the schedule 12-14. The schedule 12-14 is the responsibility of the Company’s management. Our responsibility is to express an opinion based on our audits.

In our opinion, the schedule 12-14 referred to above, when considered in relation to the basic financial statements taken as a whole, presents fairly in all material respects the information set forth therein.

/s/ Ernst & Young LLP

McLean, Virginia

February 28, 2008

Schedule 12-14

AMERICAN CAPITAL STRATEGIES, LTD.

SCHEDULE OF INVESTMENTS IN AND ADVANCE TO AFFILIATES

As of and for the year ended December 31, 2007

(in millions, except share data)

		Amount of Interest or Dividends
Company (1)	Investments	Credited to Income (2)	Other (3)	December 31, 2006 Value	Gross Additions (4)	Gross Reductions (5)	December 31, 2007 Value
CONTROL INVESTMENTS
ACAS Equity Holdings Corp.	Common Units	$—	$—	$22.8	$1.3	$11.2	$12.9
ACAS Wachovia Investments, L.P.	Partnership Interests	2.3	—	21.3	2.4	10.8	12.9
ACSAB, LLC	Subordinated Debt	5.3	—	30.4	16.5	46.9	—
	Convertible Preferred Membership Units	—	—	128.2	0.9	128.5	0.6

		5.3	—	158.6	17.4	175.4	0.6
Aeriform Corporation	Subordinated Debt	0.1	—	2.7	0.7	—	3.4
American Capital Equity Management, LLC	Common Membership	1.8	—	36.0	(16.0)	20.0	—
American Capital, LLC	Senior Debt	0.3	—	—	10.4	—	10.4
	Common Membership Units	38.7	—	—	466.5	—	466.5

		39.0	—	—	476.9	—	476.9
American Driveline Systems, Inc.	Senior Debt	0.1	—	5.3	0.1	5.3	0.1
	Subordinated Debt	5.8	—	39.8	0.7	—	40.5
	Redeemable Preferred Stock	3.9	—	31.2	7.0	13.3	24.9
	Common Stock	8.7	—	17.6	—	9.4	8.2
	Common Stock Warrants	—	—	27.8	3.7	3.5	28.0

		18.5	—	121.7	11.5	31.5	101.7
Auxi Health, Inc.	Senior Debt	0.3	—	5.3	—	5.3	—
	Subordinated Debt	0.5	—	11.7	3.4	13.1	2.0
	Common Stock Warrants	—	—	—	2.0	2.0	—

		0.8	—	17.0	5.4	20.4	2.0
BPWest, Inc.	Senior Debt	0.2	—	7.9	0.1	8.0	—
	Subordinated Debt	1.3	—	8.1	0.3	—	8.4
	Redeemable Preferred Stock	0.5	—	6.2	1.3	1.2	6.3
	Common Stock	7.4	—	21.1	49.6	—	70.7

		9.4	—	43.3	51.3	9.2	85.4
Bridgeport International, LLC	Senior Debt	—	—	—	—	—	—
	Common Membership Units	—	—	—	2.6	2.6	—

		—	—	—	2.6	2.6	—
Capital.com, Inc.	Common Stock	—	—	0.4	—	—	0.4
Consolidated Utility Services, Inc.	Subordinated Debt	0.3	—	6.8	0.1	6.9	—
	Redeemable Preferred Stock	0.1	—	3.0	0.1	3.1	—
	Common Stock	—	—	6.6	—	6.6	—

		0.4	—	16.4	0.2	16.6	—

See related notes at the end of this schedule.

Schedule 12-14

AMERICAN CAPITAL STRATEGIES, LTD.

SCHEDULE OF INVESTMENTS IN AND ADVANCES TO AFFILIATES—(Continued)

As of and for the year ended December 31, 2007

(in thousands, except share data)

		Amount of Interest or Dividends
Company (1)	Investments	Credited to Income (2)	Other (3)	December 31, 2006 Value	Gross Additions (4)	Gross Reductions (5)	December 31, 2007 Value
Core Business Credit, LLC	Convertible Preferred Stock	—	—	—	16.0	2.7	13.3
	Common Stock	—	—	—	4.0	0.6	3.4

		—	—	—	20.0	3.3	16.7
Credit Opportunities Fund I, LLC	Common Stock	0.7	—	—	41.9	—	41.9
DanChem Technologies, Inc.	Senior Debt	1.7	—	14.4	1.7	1.2	14.9
	Redeemable Preferred Stock	—	—	3.3	1.1	(0.1)	4.5
	Common Stock	—	—	—	—	—	—
	Common Stock Warrants	—	—	—	—	—	—

		1.7	—	17.7	2.8	1.1	19.4
ECA Acquisition Holdings, Inc.	Senior Debt	2.3	—	14.5	11.1	25.6	—
	Subordinated Debt	1.8	—	10.0	12.9	10.5	12.4
	Common Stock	0.8	—	18.8	1.0	2.2	17.6

		4.9	—	43.3	25.0	38.3	30.0
eLynx Holdings, Inc.	Senior Debt	2.2	0.3	16.6	3.7	2.0	18.3
	Subordinated Debt	0.1	—	8.8	0.3	7.2	1.9
	Redeemable Preferred Stock	—	—	10.1	—	10.1	—
	Common Stock	—	—	—	—	—	—
	Common Stock Warrants	—	—	0.7	—	0.7	—

		2.3	0.3	36.2	4.0	20.0	20.2
Endeavor Fund I, LP	Common Membership Interest	0.5	—	—	29.1	—	29.1
ETG Holdings, Inc.	Senior Debt	—	—	7.3	2.5	1.2	8.6
	Subordinated Debt	(0.4)	—	11.4	2.1	13.5	—
	Convertible Preferred Stock	—	—	2.3	—	2.3	—
	Convertible Preferred Stock	—	—	—	—	—	—

		(0.4)	—	21.0	4.6	17.0	8.6
European Capital Limited	Participating Preferred Shares	51.8	—	728.9	268.2	157.7	839.4
	Ordinary Shares	—	—	—	—	—	—
	Participating Preferred Warrants	—	—	22.1	—	22.1	—

		51.8	—	751.0	268.2	179.8	839.4
European Touch, LTD. II	Senior Debt	—	—	—	—	—	—
	Subordinated Debt	1.0	—	15.6	0.7	4.3	12.0
	Redeemable Preferred Stock	(0.1)	—	0.4	—	0.4	—
	Common Stock	—	—	4.4	—	4.4	—
	Common Stock Warrants	—	—	13.8	—	13.8	—

		0.9	—	34.2	0.7	22.9	12.0

See related notes at the end of this schedule.

Schedule 12-14

AMERICAN CAPITAL STRATEGIES, LTD.

SCHEDULE OF INVESTMENTS IN AND ADVANCES TO AFFILIATES—(Continued)

As of and for the year ended December 31, 2007

(in thousands, except share data)

		Amount of Interest or Dividends
Company (1)	Investments	Credited to Income (2)	Other (3)	December 31, 2006 Value	Gross Additions (4)	Gross Reductions (5)	December 31, 2007 Value
EXPL Pipeline Holdings LLC	Senior Debt	4.5	—	—	42.2	1.0	41.2
	Common Stock	—	—	—	67.4	10.6	56.8

		4.5	—	—	109.6	11.6	98.0
Exstream Software	Senior Debt	1.9	—	—	131.0	131.0	—
	Subordinated Debt	5.0	—	—	64.3	—	64.3
	Convertible Preferred Stock	10.1	—	—	293.7	45.6	248.1
	Common Stock	—	—	—	73.2	11.1	62.1

		17.0	—	—	562.2	187.7	374.5
Flexi-Mat Holding, Inc.	Senior Debt	—	—	—	0.3	0.3	—
Fosbel Global Services (LUXCO) S.C.A	Senior Debt	3.7	—	43.0	4.2	11.5	35.7
	Subordinated Debt	4.8	—	24.5	9.7	—	34.2
	Redeemable Preferred Stock	—	—	19.8	1.6	11.4	10.0
	Convertible Preferred Stock	—	—	—	0.6	0.6	—
	Common Stock	—	—	—	—	—	—
	Common Stock Warrants	—	—	—	—	—	—

		8.5	—	87.3	16.1	23.5	79.9
Fountainhead Estate Hold Corp.	Senior Debt	0.9	—	—	37.0	—	37.0
	Subordinated Debt	—	—	—	49.8	49.8	—
	Convertible Preferred Stock	—	—	—	137.7	96.4	41.3

		0.9	—	—	224.5	146.2	78.3
FreeConferenceroom.com, Inc.(8)	Senior Debt	1.1	—	—	19.4	2.8	16.6
	Subordinated Debt	0.9	—	—	10.1	1.3	8.8
	Redeemable Preferred Stock	—	—	—	12.1	12.1	—
	Convertible Preferred Stock	—	—	—	3.4	3.4	—
	Common Stock	—	—	—	5.7	5.7	—
	Common Stock Warrants	—	—	—	—	—	—

		2.0	—	—	50.7	25.3	25.4
Future Food, Inc.	Senior Debt	1.5	—	9.7	7.1	0.1	16.7
	Subordinated Debt	1.8	0.3	12.8	0.2	4.2	8.8
	Common Stock	—	—	6.7	—	6.7	—
	Common Stock Warrants	—	—	1.0	—	1.0	—

		3.3	0.3	30.2	7.3	12.0	25.5

See related notes at the end of this schedule.

Schedule 12-14

AMERICAN CAPITAL STRATEGIES, LTD.

SCHEDULE OF INVESTMENTS IN AND ADVANCES TO AFFILIATES—(Continued)

As of and for the year ended December 31, 2007

(in thousands, except share data)

		Amount of Interest or Dividends
Company (1)	Investments	Credited to Income (2)	Other (3)	December 31, 2006 Value	Gross Additions (4)	Gross Reductions (5)	December 31, 2007 Value
FutureLogic, Inc.	Senior Debt	6.6	—	47.3	5.6	3.0	49.9
	Subordinated Debt	4.8	—	30.3	1.0	—	31.3
	Common Stock	—	—	31.0	—	5.2	25.8

		11.4	—	108.6	6.6	8.2	107.0
FV Holdings Corporation	Senior Debt	3.4	—	—	62.3	62.3	—
	Subordinated Debt	0.1	—	—	22.4	—	22.4
	Convertible Preferred Stock	—	—	—	26.5	2.9	23.6
	Common Stock	—	—	—	11.3	1.2	10.1

		3.5	—	—	122.5	66.4	56.1
Halex Holdings, Inc.	Senior Debt	2.8	—	21.7	2.8	3.1	21.4
	Subordinated Debt	1.9	—	10.2	3.1	13.3	—
	Redeemable Preferred Stock	—	—	—	10.0	10.0	—
	Common Stock	—	—	—	0.1	0.1	—
	Common Stock Warrants	—	—	—	—	—	—

		4.7	—	31.9	16.0	26.5	21.4
Hartstrings Holdings Corp.	Senior Debt	1.7	—	9.0	4.3	2.1	11.2
	Convertible Preferred Stock	—	—	—	0.6	—	0.6
	Common Stock	—	—	—	—	—	—

		1.7	—	9.0	4.9	2.1	11.8
Hospitality Mints, Inc.	Senior Debt	1.0	—	7.3	—	0.1	7.2
	Subordinated Debt	2.4	—	18.2	0.1	—	18.3
	Convertible Preferred Stock	1.0	—	19.8	4.1	2.4	21.5
	Common Stock Warrants	—	—	1.0	0.8	—	1.8

		4.4	—	46.3	5.0	2.5	48.8
Imperial Supplies Holdings, Inc	Senior Debt	0.6	—	—	38.4	38.4	—
	Subordinated Debt	0.8	—	—	22.0	1.0	21.0
	Redeemable Preferred Stock	0.4	—	—	20.0	—	20.0
	Convertible Preferred Stock	0.3	—	—	20.5	—	20.5
	Common Stock	—	—	—	11.3	4.6	6.7

		2.1	—	—	112.2	44.0	68.2
Kingway Inca Clymer Holdings, Inc.	Senior Debt	0.2	—	7.5	—	7.5	—
	Subordinated Debt	0.4	0.2	12.0	1.0	12.0	1.0
	Redeemable Preferred Stock	—	—	0.8	1.6	1.9	0.5
	Common Stock	—	—	—	—	—	—
	Common Stock Warrants	—	—	—	3.1	3.1	—

		0.6	0.2	20.3	5.7	24.5	1.5

See related notes at the end of this schedule.

Schedule 12-14

AMERICAN CAPITAL STRATEGIES, LTD.

SCHEDULE OF INVESTMENTS IN AND ADVANCES TO AFFILIATES—(Continued)

As of and for the year ended December 31, 2007

(in thousands, except share data)

		Amount of Interest or Dividends
Company (1)	Investments	Credited to Income (2)	Other (3)	December 31, 2006 Value	Gross Additions (4)	Gross Reductions (5)	December 31, 2007 Value
Lifoam Holdings, Inc.	Senior Debt	4.7	—	35.5	13.9	5.7	43.7
	Subordinated Debt	0.3	1.3	22.4	1.7	9.0	15.1
	Redeemable Preferred Stock	—	—	1.4	—	1.4	—
	Common Stock	—	—	—	—	—	—
	Common Stock Warrants	—	—	—	—	—	—

		5.0	1.3	59.3	15.6	16.1	58.8
LLSC Holdings Corporation	Senior Debt	0.2	—	—	6.6	0.9	5.7
	Subordinated Debt	0.2	—	—	5.5	—	5.5
	Convertible Preferred Stock	—	—	—	9.7	1.6	8.1
	Common Stock	—	—	—	—	—	—
	Common Stock Warrants	—	—	—	—	—	—

		0.4	—	—	21.8	2.5	19.3
Logex Corporation (9)	Subordinated Debt	—	—	9.7	17.2	26.9	—
	Redeemable Preferred Stock	—	—	—	4.8	4.8	—
	Common Stock	—	—	—	1.1	1.1	—
	Common Stock Warrants	—	—	—	—	—	—

		—	—	9.7	23.1	32.8	—
LVI Holdings, LLC	Senior Debt	0.4	—	3.3	1.1	1.6	2.8
	Subordinated Debt	1.9	—	10.0	0.6	—	10.6

		2.3	—	13.3	1.7	1.6	13.4
MBT International, Inc.	Subordinated Debt	—	0.4	2.6	2.3	4.9	—
MW Acquisition Corporation	Senior Debt	0.2	—	9.0	—	9.0	—
	Subordinated Debt	4.0	—	23.8	0.5	—	24.3
	Convertible Preferred Stock	1.4	—	16.2	10.1	2.9	23.4
	Common Stock	—	—	12.3	0.3	—	12.6

		5.6	—	61.3	10.9	11.9	60.3
NECCO Candy Investments, LLC	Senior Debt	—	—	—	15.3	2.5	12.8
	Common Membership Units	—	—	—	0.1	—	0.1

		—	—	—	15.4	2.5	12.9
NECCO Realty Investments, LLC	Senior Debt	0.1	—	—	35.1	—	35.1
	Common Membership Units	—	—	—	9.6	—	9.6

		0.1	—	—	44.7	—	44.7

See related notes at the end of this schedule.

Schedule 12-14

AMERICAN CAPITAL STRATEGIES, LTD.

SCHEDULE OF INVESTMENTS IN AND ADVANCES TO AFFILIATES—(Continued)

As of and for the year ended December 31, 2007

(in thousands, except share data)

		Amount of Interest or Dividends
Company (1)	Investments	Credited to Income (2)	Other (3)	December 31, 2006 Value	Gross Additions (4)	Gross Reductions (5)	December 31, 2007 Value
New Starcom Holdings, Inc.	Senior Debt	—	—	—	2.6	2.6	—
	Subordinated Debt	(0.5)	0.2	27.9	—	27.9	—
	Redeemable Preferred Stock	—	—	—	7.9	7.9	—
	Convertible Preferred Stock	—	—	10.8	—	10.8	—
	Common Stock	—	—	—	—	—	—

		(0.5)	0.2	38.7	10.5	49.2	—
Nspired Holdings, Inc.	Senior Debt	0.5	0.1	17.0	2.5	0.7	18.8
	Redeemable Preferred Stock	1.9	—	—	1.3	—	1.3
	Common Stock	—	—	—	—	—	—

		2.4	0.1	17.0	3.8	0.7	20.1
Oceana Media Finance, LLC	Common Stock	—	—	—	17.5	2.9	14.6
Paradigm Precision Holdings LLC	Senior Debt	3.4	—	—	53.9	0.2	53.7
	Subordinated Debt	1.7	—	—	13.7	—	13.7
	Common Membership Units	—	—	—	21.0	3.5	17.5

		5.1	—	—	88.6	3.7	84.9
PaR Systems, Inc.	Subordinated Debt	1.2	—	9.1	0.2	6.2	3.1
	Common Stock	—	—	1.4	10.0	0.1	11.3
	Common Stock Warrants	—	—	0.1	0.9	—	1.0

		1.2	—	10.6	11.1	6.3	15.4
Pasternack Enterprises, Inc.	Senior Debt	0.1	—	3.6	0.4	4.0	—
	Subordinated Debt	4.3	—	27.8	1.0	—	28.8
	Common Stock	1.3	—	28.6	20.2	2.3	46.5

		5.7	—	60.0	21.6	6.3	75.3
PHC Sharp Holdings, Inc.	Senior Debt	0.9	—	16.3	0.3	1.9	14.7
	Subordinated Debt	1.2	—	14.8	0.4	0.4	14.8
	Convertible Preferred Stock	(0.1)	—	2.9	0.2	3.1	—
	Common Stock	—	—	0.7	3.0	3.7	—

		2.0	—	34.7	3.9	9.1	29.5
PHI Acquisitions, Inc.	Senior Debt	1.3	—	9.9	—	—	9.9
	Subordinated Debt	3.3	—	22.7	0.3	—	23.0
	Redeemable Preferred Stock	4.0	—	35.3	6.3	8.7	32.9
	Common Stock	—	—	4.6	—	3.0	1.6
	Common Stock Warrants	—	—	13.9	4.8	2.3	16.4

		8.6	—	86.4	11.4	14.0	83.8
Piper Aircraft, Inc.	Senior Debt	0.9	—	9.4	17.4	18.0	8.8
	Subordinated Debt	0.1	—	0.6	0.1	—	0.7
	Common Stock	—	—	25.2	12.9	—	38.1

		1.0	—	35.2	30.4	18.0	47.6

See related notes at the end of this schedule.

Schedule 12-14

AMERICAN CAPITAL STRATEGIES, LTD.

SCHEDULE OF INVESTMENTS IN AND ADVANCES TO AFFILIATES—(Continued)

As of and for the year ended December 31, 2007

(in thousands, except share data)

		Amount of Interest or Dividends
Company (1)	Investments	Credited to Income (2)	Other (3)	December 31, 2006 Value	Gross Additions (4)	Gross Reductions (5)	December 31, 2007 Value
Precitech, Inc.	Subordinated Debt	—	—	2.2	0.3	1.2	1.3
Ranpak Acquisition, Inc.	Senior Debt	0.1	—	2.7	—	2.7	—
	Subordinated Debt	14.4	—	103.3	2.1	105.4	—
	Redeemable Preferred Stock	6.3	—	86.2	44.2	130.4	—
	Common Stock	—	—	17.4	—	17.4	—
	Common Stock Warrants	—	—	72.0	—	72.0	—

		20.8	—	281.6	46.3	327.9	—
Reef Point Systems, Inc. (10)	Convertible Preferred Stock	—	—	7.9	—	7.9	—
Resort Funding Holdings, Inc.	Senior Debt	1.0	—	—	10.6	—	10.6
	Common Stock	—	—	—	24.1	7.0	17.1

		1.0	—	—	34.7	7.0	27.7
SAV Holdings, Inc.	Senior Debt	1.4	—	16.6	0.4	17.0	—
	Subordinated Debt	1.1	—	12.1	0.2	12.3	—
	Redeemable Preferred Stock	1.1	—	19.9	1.0	20.9	—
	Common Stock	—	—	34.0	—	34.0	—

		3.6	—	82.6	1.6	84.2	—
Sixnet, LLC	Senior Debt	2.6	—	8.9	37.8	10.1	36.6
	Subordinated Debt	0.8	—	9.7	0.2	9.9	—
	Membership Units	2.0	—	8.6	3.3	2.6	9.3

		5.4	—	27.2	41.3	22.6	45.9
SMG Holdings, Inc.	Senior Debt	2.6	—	—	253.5	247.5	6.0
	Subordinated Debt	7.9	—	—	113.7	—	113.7
	Convertible Preferred Stock	5.6	—	—	143.3	22.7	120.6
	Common Stock	—	—	—	34.4	5.5	28.9

		16.1	—	—	544.9	275.7	269.2
Specialty Brands of America, Inc. (8)	Senior Debt	0.3	—	—	60.1	60.1	—
	Subordinated Debt	3.7	—	—	73.5	40.4	33.1
	Redeemable Preferred Stock	0.8	—	—	14.1	7.0	7.1
	Convertible Preferred Stock	0.2	—	—	17.6	17.6	—
	Common Stock	—	—	—	17.1	12.0	5.1
	Common Stock Warrants	—	—	—	13.3	5.4	7.9

		5.0	—	—	195.7	142.5	53.2
SPL Acquisition Corp. (8)	Senior Debt	2.0	—	—	89.5	7.5	82.0
	Subordinated Debt	1.8	—	—	47.7	—	47.7
	Convertible Preferred Stock	3.6	—	—	50.2	6.0	44.2
	Common Stock	—	—	—	2.0	—	2.0

		7.4	—	—	189.4	13.5	175.9

See related notes at the end of this schedule.

Schedule 12-14

AMERICAN CAPITAL STRATEGIES, LTD.

SCHEDULE OF INVESTMENTS IN AND ADVANCES TO AFFILIATES—(Continued)

As of and for the year ended December 31, 2007

(in thousands, except share data)

		Amount of Interest or Dividends
Company (1)	Investments	Credited to Income (2)	Other (3)	December 31, 2006 Value	Gross Additions (4)	Gross Reductions (5)	December 31, 2007 Value
Stravina Holdings, Inc.	Senior Debt	1.7	0.3	27.9	12.3	40.1	0.1
	Subordinated Debt	—	—	—	4.1	4.1	—
	Redeemable Preferred Stock	—	—	—	6.6	6.6	—
	Common Stock	—	—	—	—	—	—

		1.7	0.3	27.9	23.0	50.8	0.1
Sunfuel Midstream, LLC	Common Stock	—	—	—	0.1	—	0.1
Total Return Fund, LP	Common Membership Interest	0.4	—	—	21.1	—	21.1
UFG Real Estate Holdings, LLC	Common Membership	0.5	—	3.5	1.3	3.5	1.3
Unwired Holdings, Inc	Senior Debt Subordinated Debt	0.6 —	— 0.4	3.0 —	7.2 2.6	1.1 0.4	9.1 2.2
	Redeemable Preferred Stock	—	—	—	—	—	—
	Preferred Stock Warrants	—	—	—	—	—	—
	Common Stock	—	—	—	—	—	—
	Common Stock Warrants	—	—	—	—	—	—

		0.6	0.4	3.0	9.8	1.5	11.3
VP Acquisition Holdings, Inc.	Subordinated Debt	2.8	—	18.2	0.6	—	18.8
	Common Stock	1.1	—	35.3	16.9	5.0	47.2
	Common Stock Warrants	—	—	—	—	—	—

		3.9	—	53.5	17.5	5.0	66.0
Warner Power, LLC	Senior Debt	0.3	—	6.3	—	6.3	—
	Subordinated Debt	0.7	—	4.8	0.2	—	5.0
	Redeemable Preferred Stock	1.3	—	3.6	1.4	0.9	4.1
	Common Membership Units	—	—	0.6	1.3	0.4	1.5

		2.3	—	15.3	2.9	7.6	10.6
WIS Holding Company, Inc. (6)	Senior Debt	4.4	—	—	175.6	175.6	—
	Subordinated Debt	13.9	—	—	98.2	—	98.2
	Convertible Preferred Stock	6.4	—	—	97.8	14.9	82.9
	Common Stock	—	—	—	23.9	3.5	20.4

		24.7	—	—	395.5	194.0	201.5
WSACS RR Holdings LLC	Common Membership Units	—	—	—	1.7	—	1.7
Subtotal Control Investments		$336.9	$3.5	$2,610.7	$4,055.0	$2,488.3	$4,177.4

See related notes at the end of this schedule.

Schedule 12-14

AMERICAN CAPITAL STRATEGIES, LTD.

SCHEDULE OF INVESTMENTS IN AND ADVANCES TO AFFILIATES—(Continued)

As of and for the year ended December 31, 2007

(in thousands, except share data)

		Amount of Interest or Dividends
Company (1)	Investments	Credited to Income (2)	Other (3)	December 31, 2006 Value	Gross Additions (4)	Gross Reductions (5)	December 31, 2007 Value
AFFILIATE INVESTMENTS
Aptara, Inc.	Subordinated Debt	8.6	—	50.2	2.1	—	52.3
	Redeemable Preferred Stock	—	—	—	16.9	2.7	14.2
	Convertible Preferred Stock	1.2	—	28.6	—	15.7	12.9
	Preferred Stock Warrants	—	—	—	1.1	0.2	0.9

		9.8		78.8	20.1	18.6	80.3
CCRD Operating Company, Inc.	Senior Debt	12.2	—	73.8	71.8	4.3	141.3
	Subordinated Debt	1.5	—	—	25.1	13.3	11.8
	Convertible Preferred Stock	0.2	—	5.7	0.2	5.9	—
	Common Stock	—	—	—	8.9	0.3	8.6

		13.9	—	79.5	106.0	23.8	161.7
Cinelease, Inc.	Senior Debt	1.6	—	—	61.0	61.0	—
	Convertible Preferred Stock	—	—	—	0.7	0.7	—

		1.6	—	—	61.7	61.7	—
Coghead, Inc.	Convertible Preferred Stock	—	—	3.2	—	0.6	2.6
Egenera, Inc.	Convertible Preferred Stock	—	—	—	25.0	—	25.0
Geosign Corporation	Senior Debt	—	—	—	49.8	49.8	—
	Subordinated Debt	1.9	—	—	78.4	78.4	—

		1.9	—	—	128.2	128.2	—
HALT Medical, Inc.	Convertible Preferred Stock	—	—	—	6.2	1.0	5.2
IS Holdings I, Inc	Senior Debt	1.8	—	7.9	11.9	—	19.8
	Redeemable Preferred Stock	0.3	—	2.8	0.3	0.5	2.6
	Common Stock	—	—	—	3.0	—	3.0

		2.1	—	10.7	15.2	0.5	25.4
Marcal Paper Mills, Inc.	Common Stock Warrants	—	—	—	—	—	—
	Common Stock	—	—	—	—	—	—

		—	—	—	—	—	—
Kirby Lester Holdings, LLC	Senior Debt	0.8	—	12.0	6.9	18.9	—
	Subordinated Debt	1.2	—	11.9	0.2	12.1	—

		2.0	—	23.9	7.1	31.0	—
Narus, Inc.	Convertible Preferred Stock	—	—	8.8	—	1.5	7.3

See related notes at the end of this schedule.

Schedule 12-14

AMERICAN CAPITAL STRATEGIES, LTD.

SCHEDULE OF INVESTMENTS IN AND ADVANCES TO AFFILIATES—(Continued)

As of and for the year ended December 31, 2007

(in thousands, except share data)

		Amount of Interest or Dividends
Company (1)	Investments	Credited to Income (2)	Other (3)	December 31, 2006 Value	Gross Additions (4)	Gross Reductions (5)	December 31, 2007 Value
NBD Holdings Corp.	Senior Subordinated Debt	4.7	—	42.8	1.2	44.0	—
	Convertible Preferred Stock	0.6	—	10.8	0.7	11.5	—
	Common Stock	—	—	0.1	—	0.1	—

		5.3	—	53.7	1.9	55.6	—
Nivel Holdings, LLC	Senior Debt	0.2	—	5.6	1.0	6.6	—
	Subordinated Debt	2.1	—	16.5	0.3	16.8	—

		2.3	—	22.1	1.3	23.4	—
NPC Holdings, Inc.	Senior Debt	0.5	—	4.4	0.7	5.1	—
	Subordinated Debt	1.0	—	8.2	0.2	8.4	—
	Redeemable Preferred Stock	(1.2)	—	7.4	(0.4)	7.0	—
	Convertible Preferred Stock	(0.1)	—	1.0	—	1.0	—
	Common Stock	—	—	—	—	—	—
	Convertible Preferred Stock Warrants	—	—	3.1	—	3.1	—

		0.2	—	24.1	0.5	24.6	—
Nursery Supplies, Inc.	Subordinated Debt	—	1.0	—	20.3	20.3	—
	Redeemable Preferred Stock	—	—	—	—	—	—
	Common Stock Warrants	—	—	—	—	—	—

		—	1.0	—	20.3	20.3	—
Qualitor Component Holdings, LLC	Subordinated Debt	6.2	—	29.7	2.5	—	32.2
	Redeemable Preferred Stock	—	—	0.7	0.2	0.2	0.7
	Common Units	—	—	—	—	—	—

		6.2	—	30.4	2.7	0.2	32.9
Radar Detection Holdings Corp	Senior Debt	1.7	—	13.0	—	—	13.0
	Common Stock	—	—	5.9	2.6	0.1	8.4

		1.7	—	18.9	2.6	0.1	21.4
Reef Point Systems, Inc. (10)	Subordinated Debt	—	—	—	1.2	1.2	—
	Convertible Preferred Stock	—	—	—	13.5	4.9	8.6

		—	—	—	14.7	6.1	8.6
Roadrunner Dawes, Inc.	Subordinated Debt	2.7	—	17.9	0.5	—	18.4
	Common Stock	—	—	2.7	—	1.2	1.5

		2.7	—	20.6	0.5	1.2	19.9

See related notes at the end of this schedule.

Schedule 12-14

AMERICAN CAPITAL STRATEGIES, LTD.

SCHEDULE OF INVESTMENTS IN AND ADVANCES TO AFFILIATES—(Continued)

As of and for the year ended December 31, 2007

(in thousands, except share data)

		Amount of Interest or Dividends
Company (1)	Investments	Credited to Income (2)	Other (3)	December 31, 2006 Value	Gross Additions (4)	Gross Reductions (5)	December 31, 2007 Value
Seroyal Holdings, L.P.	Senior Debt	0.3	—	3.0	0.1	3.1	—
	Subordinated Debt	0.7	—	8.9	0.1	9.0	—
	Partnership Units	—	—	2.0	—	2.0	—
	Redeemable Preferred Partnership Units	0.4	—	0.6	0.8	1.4	—

		1.4	—	14.5	1.0	15.5	—
Small Smiles Holding Company, LLC (7)	Senior Subordinated Debt	10.3	—	88.9	4.9	93.8	—
The Hygenic Corporation	Senior Debt	0.6	—	17.8	0.2	18.0	—
	Subordinated Debt	—	—	—	—	—	—
	Common Stock	—	—	21.2	—	21.2	—
	Redeemable Preferred Stock	0.3	—	8.0	0.2	8.2	—

		0.9	—	47.0	0.4	47.4	—
Tymphany Corporation	Subordinated Debt	—	—	—	1.2	—	1.2
	Convertible Preferred Stock	—	—	9.1	0.9	9.4	0.6

		—	—	9.1	2.1	9.4	1.8
WFS Holding, Inc.	Subordinated Debt	0.6	—	—	—	—	—
	Convertible Preferred Stock	—	—	4.5	0.8	1.7	3.6

		0.6	—	4.5	0.8	1.7	3.6
WIS Holding Company, Inc. (6)	Convertible Preferred Stock	—	—	29.6	—	29.6	—
	Common Stock	—	—	7.4	—	7.4	—

		—	—	37.0	—	37.0	—
Subtotal Affiliate Investments		$62.9	$1.0	$575.7	$423.2	$603.2	$395.7
Total Control and Affiliate Investments		$399.8	$4.5	$3,186.4	$4,478.2	$3,091.5	$4,573.1

(1)	Certain of the securities are issued by affiliate(s) of the listed portfolio company.
(2)	Represents the total amount of interest or dividends credited to income for the portion of the year an investment was included in Control or Affiliate categories, respectively. This includes PIK interest and dividends accrued during the fiscal year.
(3)	Other includes interest, dividend or other income which was applied to the principal of the investment and therefore reduced the total investment. These reductions are also included in gross reductions for the investments, as applicable.
(4)	Gross additions include increases in the cost basis of investments resulting from new portfolio investments, PIK interest or dividends , the amortization of discounts and closing fees and the exchange of one or more existing securities for one or more new securities. Gross additions also include net increases in unrealized appreciation or net decreases in unrealized depreciation as well as allowances for PIK interest, dividends, discounts and closing fees.
(5)	Gross reductions include decreases in the cost basis of investments resulting from principal repayments or sales and the exchange of one or more existing securities for one or more new securities. Gross reductions also include net increases in unrealized depreciation or net decreases in unrealized appreciation.

See related notes at the end of this schedule.

Schedule 12-14

AMERICAN CAPITAL STRATEGIES, LTD.

SCHEDULE OF INVESTMENTS IN AND ADVANCES TO AFFILIATES—(Continued)

As of and for the year ended December 31, 2007

(in thousands, except share data)

(6)	As of December, 31, 2006, the portfolio company was classified as an Affiliate Investment. As of December, 31 2007, American Capital now has a controlling interest of more than 25% of the portfolio company and is therefore classified as a Control Investment.
(7)	As of December, 31, 2006, the portfolio company was classified as an Affiliate Investment. As of December, 31 2007, American Capital no longer has a controlling interest of more than 5% but less than 25% of the portfolio company and is therefore classified as a Non-Control Investment.
(8)	As of December, 31, 2006, the portfolio company was classified as a Non-Control Investment. As of December, 31 2007, American Capital now has a controlling interest of more than 25% of the portfolio company and is therefore classified as a Control Investment.
(9)	As of December, 31, 2006, the portfolio company was classified as a Control Investment. As of December, 31 2007, American Capital no longer has a controlling interest in the portfolio company and is therefore classified as a Non-Control Investment.
(10)	As of December, 31, 2006, the portfolio company was classified as a Control Investment. As of December, 31 2007, American Capital now has a controlling interest of more than 5% but less than 25% of the portfolio company and is therefore classified as an Affiliate Investment.
**	Information related to the amount of equity in the net profit and loss for the period for the investments listed has not been included in this schedule. This information is not considered to be meaningful due to the complex capital structures of the portfolio companies, with different classes of equity securities outstanding with different preferences in liquidation. These investments are not consolidated, nor are they accounted for under the equity method of accounting.

See related notes at the end of this schedule.

Part C—Other Information

Item 25. Financial Statements and Exhibits

1. Consolidated Financial Statements:

Included in Parts A and B of the registration statement:

AMERICAN CAPITAL STRATEGIES, LTD.

2. Exhibits:

* 2.a. American Capital Strategies, Ltd. Second Amended and Restated Certificate of Incorporation, as amended, incorporated herein by reference to Exhibit 2.a of the Pre-Effective Amendment No. 1 to the Registration Statement on Form N-2 (File No. 333-142398), filed on June 5, 2007.

* 2.b. American Capital Strategies, Ltd. Second Amended and Restated Bylaws, incorporated herein by reference to Exhibit 2.b of the Pre-Effective Amendment No. 1 to the Registration Statement on Form N-2 (File No. 333-29943), filed on August 12, 1997.

* 2.d.1. Instruments defining the rights of holders of securities: See Article IV of our Second Amended and Restated Certificate of Incorporation, incorporated herein by reference to Exhibit 2.a of the Pre-Effective Amendment No. 1 to the Registration Statement on Form N-2 (File No. 333-142398), filed on June 5, 2007.

* 2.d.2. Instruments defining the rights of holders of securities: See Section I of our Second Amended and Restated Bylaws, incorporated herein by reference to Exhibit 2.b of the Pre-Effective Amendment No. 1 to the Registration Statement on Form N-2 (File No. 333-29943), filed on August 12, 1997.

* 2.d.3. Indenture between American Capital Strategies, Ltd and Wells Fargo Bank, National Association, dated as of April 26, 2007, incorporated herein by reference to Exhibit 2.d.3. of the Registration Statement on Form N-2 (File No. 333-142398), filed on April 26, 2007.

* 2.e. Third Amended and Restated Dividend Reinvestment Plan, incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 (File No. 333-123340), filed on March 30, 2007.

2.h.1. Form of Underwriting Agreement, filed herewith.

2.h.2. Form of Underwriting Agreement for Debt Securities, filed herewith.

* 2.i.1. Form of American Capital Strategies, Ltd. Employee Investment and Stock Ownership Plan, incorporated herein by reference to Exhibit 4 to the Registration Statement on Form S-8 (File No. 333-34352), filed on April 7, 2000.

* 2.i.2. Form of American Capital Strategies, Ltd. 1997 Stock Option Plan, incorporated herein by reference to Exhibit 2.i.2 of the Pre-Effective Amendment No. 1 to the Registration Statement on Form N-2 (File No. 333-29943), filed on August 12, 1997, as further amended by Amendment No. 1 incorporated herein by reference to Attachment II to the Definitive Proxy Statement for the 1998 Annual Meeting (File No. 814-00149), filed on April 15, 1998.

* 2.i.3. Form of American Capital Strategies, Ltd. 1997 Disinterested Director Stock Option Plan, incorporated herein by reference to Attachment I to the Definitive Proxy Statement for 1998 Annual Meeting (File No. 814-00149), filed April 15, 1998.

* 2.i.4. Form of American Capital Strategies, Ltd., 2000 Employee Stock Option Plan, incorporated herein by reference to Appendix II to the Definitive Proxy Statement for the 2000 Annual Meeting filed on April 5, 2000, as amended by Amendment No. 1 incorporated herein by reference to Exhibit II to the Definitive Proxy Statement for the 2001 Annual Meeting (File No. 814-00149), filed on April 3, 2001.

* 2.i.5. Form of American Capital Strategies, Ltd., 2000 Disinterested Director Stock Option Plan, incorporated by reference to Appendix III to the Definitive Proxy Statement for the 2000 Annual Meeting (File No. 814-00149), filed on April 5, 2000.

* 2.i.6. Form of American Capital Strategies, Ltd. 2002 Employee Stock Option Plan, incorporated herein by reference to Exhibit I to the Definitive Proxy Statement for the 2002 Annual Meeting (File No. 814-00149), filed on April 12, 2002.

* 2.i.7. Form of American Capital Strategies, Ltd. 2003 Employee Stock Option Plan, incorporated by reference to Exhibit I to the Definitive Proxy Statement for the 2003 Annual Meeting (File No. 814-00149), filed on April 10, 2003.

*2.i.8 Form of American Capital Strategies, Ltd. 2004 Employee Stock Option Plan, incorporated by reference herein to exhibit to the Definitive Proxy Statement for the 2004 Annual Meeting (File No. 814-00149), filed March 26, 2004.

*2.i.9. Form of American Capital Strategies, Ltd. 2005 Employee Stock Option Plan, incorporated by reference to Exhibit III to the Definitive Proxy Statement for the 2004 Annual Meeting (File No. 814-00149) filed on April 26, 2005.

*2.i.10. Form of American Capital Strategies, Ltd. 2006 Employee Stock Option Plan, incorporated by reference to Exhibit I to the Definitive Proxy Statement for the 2006 Annual Meeting (File No. 814-00149) filed on April 11, 2006.

*2.i.11. Form of Amended and Restated American Capital Incentive Bonus Plan, incorporated by reference to Exhibit II to the Definitive Proxy Statement for the 2006 Annual Meeting (File No. 814-00149) filed on April 11, 2006.

*2.i.12. Form of Acceptance and Election Agreement for Amended and Restated American Capital Incentive Bonus Plan, incorporated by reference herein to Exhibit 2.i.12 of the Pre-Effective Amendment No. 1 to the Registration Statement on Form N-2 (File No. 333-133571), filed June 26, 2006.

*2.i.13. Form of American Capital Strategies, Ltd. 2007 Stock Option Plan, incorporated herein by reference to Exhibit I to the Definitive Proxy Statement for the 2007 Annual Meeting (File No. 814-00149), filed March 27, 2007.

*2.i.14. American Capital Strategies, Ltd. Disinterested Director Retention Plan, incorporated herein by reference to Exhibit 10.1 of Form 8-K, dated August 2, 2006.

* 2.i.15. Stock Option Exercise Agreement between American Capital Strategies, Ltd. and Malon Wilkus, dated March 7, 2001, incorporated herein by reference to Exhibit 2.i.23 of the Post-Effective Amendment No. 2 to the Registration Statement on Form N-2 (File No. 333-36818), filed May 29, 2001.

* 2.i.16. Stock Option Exercise Agreement between American Capital Strategies, Ltd. and Malon Wilkus dated March 2, 2001, incorporated herein by reference to Exhibit 2.i.24 of the Post-Effective Amendment No. 2 to the Registration Statement on Form N-2 (File No. 333-36818), filed May 29, 2001.

* 2.i.17. Stock Option Exercise Agreement between American Capital Strategies, Ltd. and Malon Wilkus, dated December 12, 2001, incorporated herein by reference to Exhibit 10.68 of Form 10-K for the year ended December 31, 2004 (File No. 814-00149), filed March 15, 2005.

* 2.i.18. Purchase Note by Malon Wilkus in favor of American Capital Strategies, Ltd., dated June 7, 1999, incorporated herein by reference to Exhibit 10.16 of the Pre-Effective Amendment No. 1 to the Registration Statement on Form N-2 (File No. 333-79377), filed July 9, 1999.

* 2.i.19. Purchase Note by Malon Wilkus in favor of American Capital Strategies, Ltd., dated March 7, 2001, incorporated herein by reference to Exhibit 2.i.27 of the Post-Effective Amendment No. 2 to the Registration Statement on Form N-2 (File No. 333-36818), filed May 29, 2001.

* 2.i.20. Purchase Note by Malon Wilkus in favor of American Capital Strategies, Ltd., dated March 2, 2001, incorporated herein by reference to Exhibit 2.i.28 of the Post-Effective Amendment No. 2 to the Registration Statement on Form N-2 (File No. 333-36818), filed May 29, 2001.

*2.i.21. Purchase Note by Malon Wilkus in favor of American Capital Strategies, Ltd., dated December 12 2001, incorporated herein by reference to Exhibit 10.72 on Form 10-K for the year ended December 31, 2004 (File No. 814-00149), filed March 15, 2005.

* 2.j.1. Custodian Agreement between American Capital Strategies, Ltd. and Riggs Bank, N.A., dated as of August 27, 2997, incorporated herein by reference to Exhibit 2.j.2 of the Pre-Effective Amendment No. 2 to the Registration statement on Form N-2 (File No. 333-29943) filed August 29, 1997.

* 2.j.2. Amended and Restated Custodian Agreement between American Capital Strategies, Ltd. and Wells Fargo Bank, National Association, dated as of February 2, 2007, incorporated herein by reference to Exhibit 2.j.2 of the Registration Statement on Form N-2 (File No. 333-142398), filed on April 26, 2007.

* 2.k.1. Third Amended and Restated Purchase and Sale Agreement between ACS Funding Trust I and American Capital Strategies, Ltd., dated as of September 22, 2005, incorporated herein by reference to Exhibit 10.2 of Form 8-K dated September 28, 2005.

* 2.k.2. Amendment No. 3 to Third Amended and Restated Loan Funding and Servicing Agreement among ACS Funding Trust I, American Capital Strategies, Ltd., Variable Funding Capital Corporation, Citigroup Global Markets Realty Corp., Wachovia Capital Markets, LLC, YC SUSI Trust, Bank of America, National Association, JPMorgan Chase Bank, N.A., Wachovia Bank, National Association, and Wells Fargo Bank, National Association, dated October 5, 2006, incorporated herein by reference to Exhibit 10.21 of Form 10-K for the year ended December 31, 2006 (File No. 814-00149), filed March 1, 2007.

* 2.k.3. Amended and Restated Trust Agreement by and among ACAS Business Loan LLC, 2006-1, as the Trust Depositor, M&T Trust Company of Delaware, as the Owner Trustee, Certificate Registrar, and Paying Agent, and American Capital Strategies, Ltd., as the Servicer, dated July 28, 2006, incorporated herein by reference to Exhibit 10.2 of Form 10-Q for the quarter ended September 30, 2006 (File No. 814-00149), filed November 9, 2006.

* 2.k.4. Purchase and Sale Agreement, dated October 1, 2006, between American Capital Strategies, Ltd. and American Capital Equity I, LLC, incorporated herein by reference to Exhibit 1.0 of Form 8-K, dated October 5, 2006.

* 2.k.5. ACAS Transfer Agreement between American Capital Strategies, Ltd., as the Originator, and ACAS Business Loan LLC, 2006-1, as the Trust Depositor, dated July 28, 2006, incorporated herein by reference to Exhibit 10.3 of Form 10-Q for the quarter ended September 30, 2006 (File No. 814-00149), filed November 9, 2006.

* 2.k.6. Transfer and Servicing Agreement by and among ACAS Business Loan Trust 2006-1, as the Issuer, ACAS Business Loan LLC, 2006-1, as the Trust Depositor, American Capital Strategies, Ltd., as the Originator and Servicer, and Wells Fargo Bank, National Association, as the Indenture Trustee and the Backup Servicer, dated July 28, 2006, incorporated herein by reference to Exhibit 10.4 of Form 10-Q for the quarter ended September 30, 2006 (File No. 814-00149), filed November 9, 2006.

*2.k.7. Indenture, by and between ACAS Business Loan Trust 2006-1, as the Issuer, and Wells Fargo Bank, National Association, as the Indenture Trustee, dated July 28, 2006, incorporated herein by reference to Exhibit 4.5 of Form 10-Q filed on November 9, 2006.

* 2.k.8. Credit Agreement by and among American Capital Strategies, Ltd., as Borrower, Wachovia Bank, National Association, as the Administrative Agent, Swingline Lender, and Issuing Lender, and the Lenders listed therein, dated May 16, 2007, incorporated herein by reference to Exhibit 10.1 of Form 8-K dated May 22, 2007.

* 2.k.9. Fourth Amended and Restated Intercreditor and Lockbox Administration Agreement among American Capital Strategies, Ltd., Wells Fargo Bank, National Association, Wachovia Capital Markets, LLC, Branch Banking and Trust Company, and Harris Nesbitt Corp., dated as of August 10, 2004, incorporated herein by reference to Exhibit 10.7 of Form 10-Q for the quarter ended September 30, 2004 (File No. 814-00149) filed November 9, 2004.

* 2.k.10. Escrow Agreement between American Capital Strategies, Ltd. and Wells Fargo Bank N.A., dated as of March 31, 1999, incorporated herein by reference to Exhibit 10.7 of Form 10-Q for the quarter ended March 31, 1999 (File No. 814-00149), filed May 17, 1999.

* 2.k.11. ACAS Transfer Agreement between American Capital Strategies, Ltd. and ACAS Business Loan LLC, 2004-1, dated as of December 2, 2004, incorporated herein by reference to Exhibit 10.3 of Form 8-K dated December 8, 2004.

* 2.k.12. Transfer and Servicing Agreement among ACAS Business Loan Trust 2004-1, ACAS Business Loan LLC, 2004-1, Wells Fargo Bank, National Association, and American Capital Strategies, Ltd. dated as of December 2, 2004, incorporated herein by reference to Exhibit 10.2 of Form 8-K dated December 8, 2004, as amended by Amendment No. 1 to Transfer and Servicing Agreement, by and among ACAS Business Loan Trust 2004-1, ACAS Business Loan LLC, 2004-1, American Capital Strategies, Ltd. and Wells Fargo Bank, National Association, dated as of September 22, 2005, incorporated by reference herein to Exhibit 10.18 of Form 10-Q for the quarter ended September 30, 2005 (File No. 814-00149), filed November 29, 2005.

* 2.k.13. Indenture, between Wells Fargo Bank, National Association, as Indenture Trustee and ACAS Business Loan Trust 2004-1, as the Issuer, dated as of December 2, 2004, incorporated herein by reference to Exhibit 4.1 of Form 8-K dated December 8, 2004.

* 2.k.14. Amended And Restated Trust Agreement, by and among ACAS Business Loan LLC, 2005-1, Wachovia Bank of Delaware, National Association, and American Capital Strategies, Ltd., dated as of October 4, 2005, incorporated herein by reference to Exhibit 10.23 of Form 10-Q for the quarter ended September 30, 2005 (File No. 814-00149), filed November 9, 2005.

* 2.k.15. ACAS Transfer Agreement, between American Capital Strategies, Ltd. and ACAS Business Loan LLC, 2005-1, dated as of October 4, 2005, incorporated herein by reference to Exhibit 10.27 of Form 10-Q for the quarter ended September 30, 2005 (File No. 814-00149), filed November 9, 2005.

* 2.k.16. Transfer And Servicing Agreement, by and among ACAS Business Loan Trust 2005-1, ACAS Business Loan LLC, 2005-1, American Capital Strategies, Ltd. and Wells Fargo Bank, National Association, dated as of October 4, 2005, incorporated herein by reference to Exhibit 10.28 of Form 10-Q for the quarter ended September 30, 2005 (File No. 814-00149), filed November 9, 2005.

* 2.k.17. Purchase Agreement, by and among American Capital Strategies, Ltd., Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., Banc of America Securities LLC, BB&T Capital Markets, a division of Scott & Stringfellow, Inc., Harris Nesbitt Corp., and HVB Capital Markets, Inc., dated September 29, 2005, incorporated herein by reference to Exhibit 10.29 of Form 10-Q for the quarter ended September 30, 2005 (File No. 814-00149), filed November 9, 2005.

* 2.k.18. Class A-2A Note Purchase Agreement by and among ACAS Business Loan Trust 2005-1, Wells Fargo Bank, National Association, Centauri Corporation and Wachovia Bank, National Association, dated October 4, 2005, incorporated herein by reference to Exhibit 10.30 of Form 10-Q for the quarter ended September 30, 2005 (File No. 814-00149), filed November 9, 2005.

* 2.k.19. Class A-2A Note Purchase Agreement by and among ACAS Business Loan Trust 2005-1, Wells Fargo Bank, National Association, Five Finance Corporation and Wachovia Bank, National Association, dated October 4, 2005, incorporated herein by reference to Exhibit 10.31 of Form 10-Q for the quarter ended September 30, 2005 (File No. 814-00149), filed November 9, 2005.

* 2.k.20. Class A-2A Note Purchase Agreement by and among ACAS Business Loan Trust 2005-1, Wells Fargo Bank, National Association, Dorado Corporation and Wachovia Bank, National Association, dated October 4, 2005, incorporated herein by reference to Exhibit 10.32 of Form 10-Q for the quarter ended September 30, 2005 (File No. 814-00149), filed November 9, 2005.

* 2.k.21. Indenture, by and between ACAS Business Loan Trust 2005-1, as the Issuer, and Wells Fargo Bank, National Association, as the Indenture Trustee, dated as of October 4, 2005, incorporated herein by reference to Exhibit 4.8 of Form 10-Q for the quarter ended June 30, 2005 (File No. 814-00149), filed November 9, 2005.

* 2.k.22. Purchase Agreement, by and among American Capital Strategies, Ltd., Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc., Harris Nesbitt Corp. and BB&T Capital Markets, a division of Scott & Stringfellow, dated as of November 22, 2004, incorporated herein by reference to Exhibit 10.1 of Form 8-K dated December 8, 2004.

* 2.k.23. Amended and Restated Employment Agreement between American Capital Strategies, Ltd. and Malon Wilkus, dated as of March 28, 2003, incorporated herein by reference to Exhibit 10.25 of Form 10-K for the year ended December 31, 2002 (File No. 814-00149), filed March 31, 2003.

* 2.k.24. Amended and Restated Employment Agreement between American Capital Strategies, Ltd. and John Erickson, dated as of March 28, 2003, incorporated herein by reference to Exhibit 10.26 of Form 10-K for the year ended December 31, 2002 (File No. 814-00149), filed March 31, 2003.

* 2.k.25. Amended and Restated Employment Agreement between American Capital Strategies, Ltd. and Ira Wagner, dated as of March 28, 2003, incorporated herein by reference to Exhibit 10.27 of Form 10-K for the year ended December 31, 2002 (File No. 814-00149), filed March 31, 2003.

* 2.k.26. Second Amended and Restated Employment Agreement between American Capital Strategies, Ltd. and Roland Cline, dated as of March 28, 2003, incorporated herein by reference to Exhibit 10.28 of Form 10-K for the year ended December 31, 2002 (File No. 814-00149), filed March 31, 2003.

* 2.k.27. Amended and Restated Employment Agreement between American Capital Strategies, Ltd. and Gordon O’Brien, dated as of March 28, 2003, incorporated herein by reference to Exhibit 10.29 of Form 10-K for the year ended December 31, 2002 (File No. 814-00149), filed March 31, 2003.

* 2.k.28. Employment Agreement between American Capital Strategies, Ltd. and Darin Winn, dated as of March 28, 2003, incorporated herein by reference to Exhibit 10.30 of Form 10-K for the year ended December 31, 2002 (File No. 814-00149), filed March 31, 2003.

* 2.k.29. Employment Agreement between American Capital Strategies, Ltd. and Samuel A. Flax, dated as of January 1, 2005, incorporated herein by reference to Exhibit 10.65 of Form 10-K for the year ended December 31, 2004 (File No. 814-00149), filed March 15, 2005.

* 2.k.30. Employment Agreement between American Capital Strategies, Ltd. and Brian Graff, dated as of April 19, 2006, incorporated herein by reference to Exhibit 10.9 of Form 10-Q for the quarter ended March 31, 2006.

2.n.1. Consent of Ernst & Young LLP, filed herewith.

2.n.2. Opinion of Ernst & Young LLP, independent registered accounting firm, regarding “Senior Securities” table contained herein, filed herewith.

2.n.3. Opinion and consent of Arnold & Porter LLP, filed herewith.

* 2.r. American Capital Strategies, Ltd. Code of Ethics and Conduct, incorporated herein by reference to Exhibit 2.r of the Registration Statement on Form N-2 (File No. 333-113859), filed March 23, 2004 and American Capital Strategies, Ltd. Personal Investments Code, incorporated herein by reference to Exhibit 2.r of Pre-Effective Amendment No. 1 to Registration Statement on Form N-2 (File No. 333-125278), filed July 29, 2005.

24. Power of Attorney of directors and officers, filed herewith.

* 25. Statement of Eligibility of Trustee on Form T-1, incorporated herein by reference to Exhibit 25 of the Registration Statement on Form N-2 (File No. 333-142398), filed on April 26, 2007.

* 99.1 Computation of Earnings to Fixed Charges, incorporated herein by reference to Exhibit 12 of Form 10-K for the year ended December 31, 2007 (File No. 814-00149), filed February 29, 2008.

*	Previously filed in whole or in part.

Item 26. Marketing Arrangements

The information contained under the heading “Plan of Distribution” on page 117 of the prospectus is incorporated herein by reference, and any information concerning any underwriters will be contained in the accompanying prospectus supplement, if any.

Item 27. Other Expenses of Issuance and Distribution**

Commission Registration Fee	$171,882
NASDAQ additional listing fee	65,000
Accounting fees and expenses	500,000
Legal fees and expenses	500,000
Printing and engraving	750,000
Registrar and transfer agent’s fees	10,000
Miscellaneous fees and expenses	15,000

Total	$2,011,882

**	Estimated for filing purposes and excludes fees previously paid.

Item 28. Persons Controlled By Or Under Common Control

Consolidated Subsidiaries

1)	American Capital Financial Services, Inc., a Delaware corporation (“ACFS”); we own 100% of the stock.

2)	ACS Funding Trust I, a Delaware statutory trust. We are the sole owner.

3)	ACAS Business Loan LLC, 2004-1, a Delaware limited liability company (the “2004-1 LLC”). We are the sole regular member.

4)	ACAS Business Loan Trust 2004-1, a Delaware statutory trust. The 2004-1 LLC is the sole owner.

5)	ACAS Business Loan LLC, 2005-1, a Delaware limited liability company (the “2005-1 LLC”). We are the sole regular member.

6)	ACAS Business Loan Trust 2005-1, a Delaware statutory trust. The 2005-1 LLC is the sole owner.

7)	ACAS Business Loan LLC, 2006-1, a Delaware limited liability company (the “2006-1 LLC”). We are the sole regular member.

8)	ACAS Business Loan Trust 2006-1, a Delaware statutory trust. The 2006-1 LLC is the sole owner.

9)	ACAS Business Loan LLC, 2007-1, a Delaware limited liability company (the “2007-1 LLC”). We are the sole regular member.

10)	ACAS Business Loan Trust 2007-1, a Delaware statutory trust. The 2007-1 LLC is the sole owner.

11)	ACAS Master Business Loan LLC, a Delaware limited liability company (the “Master LLC”). We are the sole regular member.

12)	ACAS Business Loan Trust 2007-2, a Delaware statutory trust. The Master LLC is the sole owner.

13)	American Capital-Asia, Ltd., a Delaware corporation; we own 100% of the stock.

14)	Capital Placement Holdings, Inc., a Delaware corporation; we own 100% of the stock.

Other Controlled Entities

We have also established certain limited purpose entities to facilitate certain portfolio transactions. In addition, we may be deemed to control certain portfolio companies. See “Portfolio Companies” in the prospectus.

Item 29. Number of Holders of Securities

The following table sets forth the number of record holders of our securities at March 31, 2008.

Title of Class	Number of Record Holders
Common Stock, par value $0.01 per share	1,023
Preferred Stock, par value $0.01 per share	0
Debt Securities	1

Item 30. Indemnification

The Delaware General Corporation Law (Section 102) allows a corporation to eliminate the personal liability of directors of a corporation to the corporation or to any of its stockholders for monetary damage for a breach of his fiduciary duty as a director, except in the case where the director breached his duty of loyalty, failed to act in good faith, engaged in intentional misconduct or knowingly violated a law, authorized the payment of a dividend or approved a stock repurchase in violation of Delaware corporate law or obtained an improper personal benefit. Our Second Amended and Restated Certificate of Incorporation, as amended, contains a provision that eliminates directors’ personal liability as set forth above, except in cases of a director’s willful misfeasance, bad faith, gross negligence or reckless disregard of such director’s duties involved in the conduct of the office of director.

The Delaware General Corporation Law (Section 145) gives Delaware corporations broad powers to indemnify their present and former directors and officers and those of affiliated corporations against expenses incurred in the defense of any lawsuit to which they are made parties by reason of being or having been such directors or officers, subject to specified conditions and exclusions, gives a director or officer who successfully defends an action the right to be so indemnified. Such indemnification is not exclusive of any other right to which those indemnified may be entitled under any bylaw, agreement, vote of stockholders or otherwise. Our Second Amended and Restated Certificate of Incorporation, as amended, provides for indemnification authorized by Section 145 of the Delaware General Corporation Law, except to the extent that a person has committed willful misfeasance, bad faith, gross negligence or reckless disregard in the conduct of such person’s duties to or for us.

See Article VII of our Second Amended and Restated Certificate of Incorporation, as amended, and Section VI of our Second Amended and Restated Bylaws.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”) may be permitted to our directors, officers and controlling persons pursuant to the provisions described above, or otherwise, we have been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by us of expenses incurred or paid by a director, officer or controlling person in the successful defense of an action, suit or proceeding) is asserted by a director, officer or controlling person in connection with the securities being registered, we will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by us is against public policy as expressed in the Securities Act and will be governed by the final adjudication of the court of the issue.

Item 31. Business and Other Connections of Investment Adviser

Not applicable.

Item 32. Location of Accounts and Records

We will maintain at our principal office physical possession of each account, book or other document required to be maintained by Section 31(a) of the 1940 Act.

Item 33. Management Services

Not Applicable.

Item 34. Undertakings

We hereby undertake:

(1) to suspend the offering of shares until the prospectus is amended if (i) subsequent to the effective date of this registration statement, our net asset value declines more than ten percent from our net asset value as of the effective date of this registration statement (ii) our net asset value increases to an amount greater than its net proceeds as stated in the prospectus;

(2) to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i) to include any prospectus required by Section 10(a) (3) of the Securities Act;

(ii) to reflect in the prospectus any facts or events arising after the effective date of this registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

(iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in this registration statement.

(3) that, for the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by us under Rule 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective;

(4) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(5) that, for the purpose of determining any liabilities under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

(6) to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

Subject to the terms and conditions of Section 15(d) of the Exchange Act, we hereby undertake to file with the Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bethesda and State of Maryland, on the 16th day of April, 2008.

AMERICAN CAPITAL STRATEGIES, LTD.
By:
/s/ SAMUEL A. FLAX
Samuel A. Flax Executive Vice President, General Counsel, Chief Compliance Officer and Secretary

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities and on the dates indicated:

Name	Title	Date

* Malon Wilkus	Chairman, Chief Executive Officer and President	April 16, 2008

* John R. Erickson	Executive Vice President and Chief Financial Officer (Principal Financial Officer)	April 16, 2008

* Mary C. Baskin	Director	April 16, 2008

* Neil M. Hahl	Director	April 16, 2008

* Philip R. Harper	Director	April 16, 2008

* John A. Koskinen	Director	April 16, 2008

* Stan Lundine	Director	April 16, 2008

Kenneth D. Peterson, Jr.	Director

* Alvin N. Puryear	Director	April 16, 2008

*By:	/s/ Samuel A. Flax
Attorney-in-fact

Exhibit List

2.h.1.	Form of Underwriting Agreement.

2.h.2.	Form of Underwriting Agreement for Debt Securities.

2.n.1.	Consent of Ernst & Young LLP.

2.n.2.	Opinion of Ernst & Young LLP, independent registered accounting firm, regarding “Senior Securities” table.

2.n.3.	Opinion and consent of Arnold & Porter LLP.

24.	Power of Attorney of directors and officers.